UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Aon plc

(Name of Registrant as Specified in its Charter)

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AON PLC

(Incorporated and registered in England and Wales with registered number 07876075)

December 20, 2019

Dear Aon plc Shareholder:

1.	Introduction

You are cordially invited to a special court-ordered meeting of shareholders and a related general meeting of shareholders of Aon plc, a public limited company incorporated in England, each of which will be held at the Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD United Kingdom on February 4, 2020, to approve proposals that would result in your holding shares in an Irish company rather than in a company incorporated in England. Definitions of terms used in this letter are set forth in “Part VI (Definitions)” of this Document.

As announced on October 29, 2019, these proposals will affect the Aon UK Group’s corporate structure and organization, and will be implemented by putting in place Aon Ireland as the new publicly traded parent company of Aon UK by means of a scheme of arrangement under Sections 895-899 of the Companies Act. Following the Scheme becoming effective, a reduction of the share capital of Aon Ireland is intended to be implemented pursuant to Irish law.

At the Court Meeting, you will be asked to approve the Scheme. At the General Meeting, which will occur immediately following the Court Meeting, you will be asked to approve a number of shareholder resolutions in respect of the Scheme and other related matters.

If the Scheme is approved and becomes effective, it will result in Aon UK Shareholders holding Aon Ireland Shares and in Aon UK becoming a wholly owned subsidiary of Aon Ireland. Following the Effective Time, the Aon Ireland Group will continue to conduct the same business operations as were conducted by the Aon UK Group prior to the Effective Time.

Pursuant to the Scheme, Scheme Shareholders at the Scheme Record Time will receive one Aon Ireland Share in exchange for each Scheme Share. Immediately following the Reorganization, the number of Aon Ireland Shares that you will own will be the same as the number of Aon UK Shares that you owned immediately prior to the Reorganization, and your proportionate ownership and relative voting rights will remain unchanged.

We are writing to you on behalf of the Aon UK Board to explain the background to and terms of the Reorganization, to encourage you to vote at the Meetings to be held on February 4, 2020 (unless such Meetings are adjourned or postponed) and to explain why the Aon UK Board unanimously recommends that you vote “FOR” the Scheme at the Court Meeting and “FOR” each of the Shareholder Resolutions presented at the General Meeting.

2.	Reasons for the Scheme and the Shareholder Resolutions

As discussed in greater detail in this Document, we have concluded that moving the jurisdiction of incorporation for Aon’s parent company to Ireland from the United Kingdom will, among other things, provide greater certainty around ongoing access to existing U.S. treaties with other EU member countries from which the Aon UK Group derives benefit. Ireland has a sophisticated economy and a stable and well-developed legal system and regulatory regime with many similarities to the United Kingdom. We believe this strategic plan will allow us to maintain a stable corporate structure and capital flexibility, and drive long-term shareholder value.

We believe the Reorganization will have no material impact on the day-to-day conduct of the business of the various operating companies within the Aon UK Group, the strategy of the Aon UK Group or the dividend policy of Aon Ireland as the new Irish parent company. We do not anticipate that the Reorganization will result in any job losses or relocation out of the United Kingdom of existing personnel who comprise the workforce of our various U.K. operating companies.

The Aon Ireland Board will be comprised of the current members of the Aon UK Board. Upon completion of the Scheme, those individuals will cease to be directors of Aon UK, the subsidiary company. There will be no substantive changes to those corporate governance or investor protection measures pertinent to Aon UK prior to the Scheme. As is the case for Aon UK, we expect that Aon Ireland will have its primary listing on the NYSE under the symbol “AON” and, upon listing, will be included in the S&P 500 stock index.

Upon the completion of the Reorganization, we will remain subject to the reporting requirements of the SEC, the mandates of the U.S. Sarbanes-Oxley Act of 2002, as amended, and the applicable corporate governance rules of the NYSE, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. generally accepted accounting principles. We will also comply with any additional reporting requirements under Irish law.

3.	Summary of the Scheme and the Shareholder Resolutions

Under the Scheme, Aon Ireland will issue the Aon Ireland Shares to the Scheme Shareholders and, in consideration therefor, all of the Scheme Shares will be cancelled, and the resulting reserve in Aon UK will be capitalized by the issue of fully paid new shares in Aon UK to Aon Ireland. The Aon Ireland Shares will be issued on a one-for-one basis to the holdings of Scheme Shares of the Scheme Shareholders. Accordingly, Aon UK Shareholders will cease to own Aon UK Shares and instead will own Aon Ireland Shares.

If the Scheme becomes effective, it will result in the allotment and issue of approximately 232 million Aon Ireland Shares to Aon UK Shareholders on the register at the Scheme Record Time (based on the number of Aon UK Shares in issue as of December 17, 2019). The Aon Ireland Shares to be issued pursuant to the Scheme will represent 100% of the issued share capital of Aon Ireland.

The rights attached to the Aon Ireland Shares following the Scheme will be, for all practical purposes, the same as the rights currently attached to the Scheme Shares. A number of differences exist between the Aon UK Articles and the Aon Ireland Constitution, arising as a result of Aon UK being an English incorporated company and Aon Ireland being an Irish incorporated company, as described in more detail in this Document.

The Scheme will not be implemented unless certain approvals are obtained, including the sanction of the Court and the approval of Aon UK Shareholders of the Scheme at the Court Meeting and certain of the Shareholder Resolutions at the General Meeting. The Scheme is also subject to the satisfaction (or waiver, where applicable) of the Conditions and to the further terms set forth in “Part II (CONDITIONS TO AND FURTHER TERMS OF THE SCHEME)” of this Document.

If the Aon UK Shareholders approve the Scheme at the Court Meeting, we will be required to make a subsequent application to the Court seeking sanction of the Scheme. This application is expected to be heard by the Court on or about March 13, 2020. We currently anticipate that the Reorganization will be completed in the first quarter of 2020, although it may be delayed or abandoned by the Aon UK Board at any time, including after shareholder approval has been obtained at the Meetings.

The last day of dealings in Aon UK Shares is expected to be March 12, 2020. The last time for registration of transfers of Aon UK Shares is expected to be 11:00 a.m. (London time) on March 12, 2020. It is expected that the admission of the Aon Ireland Shares to listing and trading on the NYSE’s market for listed securities will become effective and that dealings will commence on March 13, 2020. These dates may be delayed if it is necessary to adjourn either of the Meetings or if there is any delay in obtaining the Court’s sanction of the Scheme. In the event of such a delay, the application for the Aon UK Shares to be delisted will be deferred, so that the listing will not be cancelled until immediately before the Scheme Record Time.

More detail on the expected transaction timetable and further information about the Scheme is set forth in “EXPECTED TIMETABLE OF PRINCIPAL EVENTS” on page 29 of this Document and “Part I (EXPLANATORY STATEMENT)” of this Document, respectively.

4.	The Court Meeting and the General Meeting

The Court Meeting will start at 11:00 a.m. (London time) and the General Meeting will start at 11:15 a.m. (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned). Details of the business to be presented at the Meetings can be found in this Document and the meeting notices attached thereto.

At the Court Meeting, you will be asked to approve the Scheme. The Court Meeting will be held in accordance with an order of the High Court of Justice in England and Wales issued on December 9, 2019, which English law required us to obtain prior to holding the Court Meeting.

At the General Meeting, which will occur immediately following the Court Meeting, you will be asked to approve a number of shareholder resolutions in respect of the Scheme and other related matters. These other matters include proposals, which are described in this Document, to (i) effect a reduction of capital in Aon UK as part of the Scheme, (ii) create “distributable profits” in the new Irish company, which are required under Irish law in order to permit Aon Ireland to make dividends and other distributions following the Reorganization, and (iii) adjourn the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the other proposals. Approval of the “distributable profits” proposal is not a condition to proceeding with the Scheme.

The Scheme to be considered at the Court Meeting cannot be completed without (i) the affirmative vote of a majority in number representing at least 75% in value of the Aon UK Shares held by Aon UK Shareholders voting, in person or by proxy, and (ii) the approval of the Court. Because the voting requirement to approve the Scheme is determined by the number of Aon UK Shareholders who are present and voting at the Court Meeting, in person or by proxy, the Scheme could be approved with the affirmative vote of less than 50% of the outstanding Aon UK Shares.

Each of the Shareholder Resolutions to be considered at the General Meeting, other than the Buyback Proposal (Resolution No. 3) and the Adjournment Proposal (Resolution No. 5), is a special resolution for which approval requires at least 75% of the votes cast, in person or by proxy. The Buyback Proposal and the Adjournment Proposal are ordinary resolutions for which approval requires a majority of the votes cast, in person or by proxy.

The close of Aon UK’s register of members on December 17, 2019 has been fixed as the record date for determining those holders of Aon UK Shares who are entitled to receive notice of the Meetings. The close of Aon UK’s register of members on December 17, 2019 will also serve as the record date for determining those holders of interests in Aon UK Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC who are entitled to instruct such bank, broker or other nominee on how to vote those shares at the Meetings. The record date for determining those Aon UK Shareholders who are entitled to vote at the Meetings will be 6:00 p.m. (London time) on January 31, 2020 or, if the Court Meeting is adjourned, on the date that is two days (excluding non-working days) prior to the date fixed for the adjourned Court Meeting.

5.	Taxation

Under U.S. federal income tax law, Aon UK Shareholders generally should not recognize any gain or loss as a result of the Scheme. Further, no U.K. tax should generally arise for U.K. resident Aon UK Shareholders upon the implementation of the Scheme. Summaries of the U.K., Irish and U.S. tax treatment of Aon UK Shareholders arising under the Scheme are set forth in “Part IV (TAXATION)” of this Document. As is there set forth, those summaries (and the statements in this paragraph) apply only to certain categories of Aon UK Shareholders.

6.	Action to be Taken

Your vote is very important. Whether or not you plan to attend the Meetings in person, take the time to vote by telephone, through the internet or by requesting paper Proxy Cards (together with a postage-paid envelope) to complete, sign and return by mail, so that your Aon UK Shares may be represented at the Meetings and voted in accordance with your instructions.

See “ACTION TO BE TAKEN” and “Part I (EXPLANATORY STATEMENT) — 26. Action to be Taken” on pages 12 and 56 of this Document, respectively, which explain the actions you should take to make your vote count.

This Document provides you with detailed information about the Reorganization. Read all of the information contained and incorporated by reference in this Document, including “RISK FACTORS” on page 31, as well as the Annexes hereto, carefully and in its entirety. Do not rely solely on this letter or “SUMMARY” on page 5 as a substitute for reading this Document carefully and in its entirety.

7.	Recommendation

The Aon UK Board has determined that the Reorganization is advisable and in the best interests of Aon UK and its shareholders and, as such, has approved the Reorganization. The Aon UK Board unanimously recommends that you vote “FOR” the Scheme at the Court Meeting and “FOR” each of the shareholder resolutions presented at the General Meeting, in each case as described in this Document, as the members of the Aon UK Board intend to do with respect to their own holdings of Aon UK Shares.

If you have any questions about either of the Meetings, or if you require assistance, call Georgeson LLC, our proxy solicitor, at +1 888 206 5970.

Sincerely,

Gregory C. Case	Lester B. Knight
Chief Executive Officer	Chair
Aon plc	Aon plc

None of the U.S. Securities and Exchange Commission, any state securities regulator, the FCA or the Irish Central Bank has approved or disapproved of the Reorganization described in this document or the securities to be delivered in the Reorganization or determined if this document is truthful or complete. Any representation to the contrary is a criminal offense. For the avoidance of doubt, this document is not intended to be and is not a prospectus or circular for purposes of the FCA’s Prospectus Rules and Listing Rules.

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. “PART I (EXPLANATORY STATEMENT)” OF THIS DOCUMENT COMPRISES AN EXPLANATORY STATEMENT IN COMPLIANCE WITH SECTION 897 OF THE COMPANIES ACT 2006.

This Document describes proposals which, if implemented, will result in the cancellation of your Aon UK Shares and the subsequent issue to you of Aon Ireland Shares. If you are in any doubt as to the contents of this Document and/or the accompanying documents, or as to what action you should take, you are encouraged to seek your own personal financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser (if you are taking advice in the United Kingdom, from an adviser who is appropriately authorized to provide such advice under the United Kingdom Financial Services and Markets Act 2000, as amended, or if you are taking advice in a territory outside the United Kingdom, from another appropriately authorized independent financial adviser).

If you sell or otherwise transfer, or have sold or otherwise transferred, all of your Aon UK Shares, promptly send this Document and the accompanying documents (other than any documents or forms personalized to you) to the purchaser or transferee, or to the bank, stockbroker or other agent through whom such sale or transfer was effected for delivery to the purchaser or transferee. However, this Document and the accompanying documents must not be forwarded, distributed or transmitted in, into or from any jurisdiction where to do so would violate the laws of that jurisdiction. If you sell or otherwise transfer, or have sold or otherwise transferred, part, but not all, of your Aon UK Shares, retain this Document and the accompanying documents and contact the bank, stockbroker or other agent through whom such sale or transfer was effected.

The release, publication or distribution of this Document and/or the accompanying documents (in whole or in part) in jurisdictions other than the United Kingdom, Ireland or the United States may be restricted by the laws of those jurisdictions. Persons who come into possession of this Document and/or the accompanying documents should inform themselves of, and observe, any such restrictions. Failure to comply with any such restrictions may constitute a violation of the securities laws of any such jurisdiction.

Aon plc

Recommended proposals to establish Aon Limited, a company incorporated in Ireland, as the parent company of Aon plc, a company incorporated in

England, by means of a Scheme of Arrangement

under Part 26 of the Companies Act 2006

and

Notices of Court Meeting and General Meeting

The information contained and incorporated by reference in this Document should be read in its entirety, including the Annexes hereto.

Definitions of terms used in this Document are set forth in “Part VI (Definitions)” herein.

Your attention is drawn to the letter from the Chief Executive Officer and the Chair of Aon UK, which begins on the cover of this Document and contains the unanimous recommendation of the Aon UK Board that you vote “FOR” the Scheme at the Court Meeting and “FOR” each of the Shareholder Resolutions at the General Meeting. A letter from the Chair of Aon UK explaining the Scheme appears in “Part I (Explanatory Statement)” of this Document.

v

Notices of the Meetings, each of which will be held at the Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD United Kingdom on February 4, 2020 (unless adjourned or postponed), are set forth in “Part VII (NOTICE OF COURT MEETING)” and “Part VIII (NOTICE OF GENERAL MEETING)” of this Document. The Court Meeting will start at 11:00 a.m. (London time) and the General Meeting will start at 11:15 a.m. (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).

The action to be taken by Aon UK Shareholders in relation to the Meetings is explained in “ACTION TO BE TAKEN” and “Part I (EXPLANATORY STATEMENT) — 26. Action to be Taken” on pages 12 and 56 of this Document, respectively. It is important that, for the Court Meeting in particular, as many votes as possible are cast by Aon UK Shareholders so that the Court can be satisfied that there is a fair and reasonable representation of their views. Accordingly, whether or not you intend to attend the Meetings in person, vote as promptly as possible by telephone, through the internet or by requesting paper Proxy Cards (together with a postage-paid envelope) to complete, sign and return by mail. Details of the deadlines for when your vote(s) must be submitted are described in “ACTION TO BE TAKEN — Appointment of Proxies” on page 13 of this Document. Voting by telephone, through the internet or by returning paper Proxy Cards will not prevent you from attending, voting and speaking in person at either of the Meetings, or at any adjournments or postponements thereof, if you so wish and are so entitled.

If you have any questions about this Document, the Meetings or voting your Aon UK Shares, contact the Shareholder Helpline. Note that calls may be monitored or recorded and that the Shareholder Helpline cannot provide financial, legal or tax advice or advice on the merits of the Scheme.

The statements contained in this document are not to be construed as legal, business, financial or tax advice. If you are in any doubt about the contents of this document, you should consult your own legal adviser, financial adviser or tax adviser for legal, business, financial or tax advice.

No person has been authorized to give any information or make any representations other than those included or incorporated by reference herein and, if given or made, such information or representations must not be relied upon as having been authorized by Aon UK, the Aon UK Directors, Aon Ireland, the Aon Ireland Directors or any other person involved in the Scheme. Neither the delivery of this Document, the occurrence of the Meetings, the occurrence of the Court Hearing or the filing of the Court Order (and the related statement of capital) shall, under any circumstances, create any implication that there has been no change in the affairs of the Aon UK Group or the Aon Ireland Group since the date hereof or that the information included or incorporated by reference herein is correct as of any time subsequent to its date.

A hard copy of this document (and any information incorporated into it by reference) will not be sent to you unless you have previously notified Aon UK’s Transfer Agent, Computershare Trust Company, N.A., that you wished to receive all documents in hard copy form or unless requested in accordance with the procedure set out herein. You may request a hard copy of this document (and any information incorporated into it by reference) through the internet by logging on to www.proxyvote.com and following the instructions or by contacting Broadridge at +1 800 579 1639 or at sendmaterial@proxyvote.com.

Page

IMPORTANT NOTICES	1

SUMMARY	5

ACTION TO BE TAKEN	12

QUESTIONS AND ANSWERS	18

EXPECTED TIMETABLE OF PRINCIPAL EVENTS	29

RISK FACTORS	31

PART I EXPLANATORY STATEMENT	38

PART II CONDITIONS TO AND FURTHER TERMS OF THE SCHEME	57

PART III THE SCHEME OF ARRANGEMENT	59

PART IV TAXATION	66

PART V ADDITIONAL INFORMATION	82

PART VI DEFINITIONS	129

PART VII NOTICE OF COURT MEETING	135

PART VIII NOTICE OF GENERAL MEETING	137

IMPORTANT NOTICES

The Aon UK Board is soliciting your proxy to vote your Aon UK Shares at the Meetings, each of which will be held at the Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD United Kingdom on February 4, 2020 (unless adjourned or postponed), and at any adjournments or postponements thereof. The Aon UK Board is soliciting your proxy in order to give all Aon UK Shareholders at the Voting Record Time the opportunity to vote on matters that will be presented at the Meetings and at any adjournments or postponements thereof. This Document provides information on these matters to assist you in voting your Aon UK Shares.

Overseas Jurisdictions

The release, publication or distribution of this Document in, into or from jurisdictions other than the United Kingdom, the United States or Ireland may be restricted by law. Any person who is subject to the law of any jurisdiction other than the United Kingdom, the United States or Ireland should inform themselves of, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the United Kingdom, the United States or Ireland to vote their Aon UK Shares with respect to the Scheme at the Court Meeting, or to appoint another person as proxy to vote at the Court Meeting on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located. Any failure to comply with applicable restrictions may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Scheme disclaim any responsibility or liability for the violation of such restrictions by any person. This Document has been prepared for the purposes of complying with English law, the proxy solicitation rules under the U.S. Exchange Act and the listing standards of the NYSE, and the information disclosed herein may not be the same as that which would have been disclosed if this Document had been prepared in accordance with the laws and regulations of other jurisdictions.

Unless otherwise determined by Aon UK and permitted by applicable laws and regulations, this Document will not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction or any other jurisdiction where to do so would violate the laws of that jurisdiction, and no person may vote in favor of the Scheme by any use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this Document will not be and must not be mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction, and persons receiving this Document (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send it in, into or from any Restricted Jurisdiction.

In any case where an Overseas Shareholder is resident, located or has a registered address in a Restricted Jurisdiction or where Aon Ireland is advised, or otherwise reasonably believes, that the issue of Aon Ireland Shares to an Overseas Shareholder would or may infringe the laws of any jurisdiction outside the United Kingdom, the United States or Ireland, or would or may require Aon UK or Aon Ireland to obtain or observe any governmental or other consent or any registration, filing or other formality (including ongoing requirements) with which Aon UK or Aon Ireland is unable to comply, or which Aon UK or Aon Ireland regards as unduly onerous, Aon Ireland may, in its sole discretion determine that the Aon Ireland Shares shall be issued to and sold on behalf of such Overseas Shareholder, with the net proceeds of such sale being remitted to such Overseas Shareholder.

This Document does not constitute, and may not be used for the purposes of, an offer to sell or an invitation or the solicitation of an offer to subscribe for or buy any Aon Ireland Shares by any person in any jurisdiction: (i) in which such offer or invitation is unauthorized; (ii) in which the person making such offer or invitation is not qualified to do so; or (iii) in which, or to any person to whom, it is unlawful to make such offer, solicitation or invitation or would impose any unfulfilled registration, publication or approval requirements on Aon UK, Aon Ireland or any of their respective directors, officers, agents and advisers. No action has been or will be taken in any jurisdiction by any such person that would permit a public offering of Aon Ireland Shares in any jurisdiction where action for that purpose is required, nor has any such action been taken with respect to the possession or distribution of this Document other than in any jurisdiction where action for that purpose is required. None of Aon UK, Aon Ireland nor their respective directors, officers, agents or advisers accepts any responsibility for any violation of any of these restrictions by any other person.

The availability of Aon Ireland Shares under the Scheme to Aon UK Shareholders who are not resident in the United Kingdom, the United States or Ireland may be affected by the laws of the relevant jurisdictions in which they are resident. Persons who are not resident in the United Kingdom, the United States or Ireland should inform themselves of, and observe, any applicable legal or regulatory requirements.

Further details relating to Overseas Shareholders are set forth in “Part I (EXPLANATORY STATEMENT) — 24. Overseas Shareholders” on page 54 of this Document.

Accounting Standards

The financial information included in this Document and the Scheme documentation has and will be prepared in accordance with U.S. generally accepted accounting principles.

Additional Information for U.S. Investors

This Document incorporates important business and financial information about Aon UK from documents Aon UK has filed with the SEC that are not included in or delivered herewith. See “Part V (ADDITIONAL INFORMATION) — Where You Can Find More Information” on page 124 of this Document.

You can obtain the documents incorporated by reference herein by accessing the SEC’s website at www.sec.gov. Aon UK will also provide you with copies of these documents without charge. These documents are available to any Aon UK Shareholder, including any beneficial owner, upon request directed to Aon plc, Attention: Investor Relations, at 200 East Randolph Street, Chicago, Illinois 60601 (in the United States), or at The Aon Centre, The Leadenhall Building, 122 Leadenhall Street, London, England EC3V 4AN (in the United Kingdom), or by telephone at +1.312.381.1000. You may also obtain copies of certain of these documents by accessing Aon UK’s website at www.aon.com under the heading “Investor Relations — SEC Filings.” To ensure timely delivery of these documents, any such request must be made no later than five Business Days prior to the date of the Meetings. The exhibits to these documents generally will not be made available unless they are specifically incorporated by reference herein or are otherwise requested by you.

We are providing the information about how you can obtain these documents at these websites only for your convenience. Except as expressly referred to herein, the contents of the websites referred to herein are not incorporated in and do not form part of this Document.

Forward-Looking Statements

This Document (including the information incorporated by reference herein), oral statements made regarding the Scheme and other information published by Aon UK and Aon Ireland contain statements which are, or may be deemed to be, “forward-looking statements,” including for the purposes of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Aon UK and Aon Ireland about future events. Forward-looking statements are therefore subject to risks and uncertainties that could cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements included and incorporated by reference in this Document include, but are not limited to, statements relating to the expected effects of the Scheme on Aon UK and Aon Ireland and the expected timing and scope of the Scheme. Forward-looking statements can often, but not always, be identified by the use of forward-looking words such as “plans,” “expects,” “is subject to,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates,” “believes” or variations of such words, phrases and statements that certain actions, events or results “may,” “could,” “should,” “would,” “might” or “will” be taken, occur or be achieved.

Although Aon UK and Aon Ireland believe that the expectations reflected in such forward-looking statements are reasonable, neither can give assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, the matters set forth under “Information Concerning Forward-Looking Statements” in Part I, Item 1 of Aon UK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in Part I, Item 2 of Aon UK’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2019, June 30, 2019 and September 30, 2019. Other factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements include our ability to obtain the approval of Aon UK Shareholders of the Scheme and the Shareholder Resolutions, our ability to obtain the approval of the Court of the Scheme, our ability to satisfy the other conditions to the Reorganization on the expected timeframe, or at all, our ability to realize the expected benefits from the Reorganization and the occurrence of unanticipated difficulties or costs in connection with the Reorganization.

These factors are not exhaustive. Other unknown or unpredictable factors could cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements should therefore be construed in the light of such factors. None of Aon UK, Aon Ireland nor any of their respective associates, directors, officers or advisers provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statement will actually occur. You are cautioned not to place undue reliance on any forward-looking statement. Other than in accordance with their legal or regulatory obligations, neither Aon UK nor Aon Ireland is under any obligation, and each of Aon UK and Aon Ireland expressly disclaims any intention or obligation, to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Further information about factors that could materially affect the Aon UK Group, including its results of operations and financial condition, is set forth under “Risk Factors” in Part I, Item 1A of Aon UK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in Part II, Item 1A of Aon UK’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2019, June 30, 2019 and September 30, 2019.

No Profit Forecasts or Estimates

No statement included or incorporated by reference herein is intended to be or should be construed as a profit forecast or estimate for any period, nor should any such statement be interpreted to mean that the earnings or earnings per share of Aon UK or Aon Ireland, as applicable, for the current or future financial periods, or those of the Combined Group, would necessarily match or exceed the historical published earnings or earnings per share of Aon UK or Aon Ireland, as applicable.

Rounding

Certain figures included or incorporated by reference herein have been subjected to rounding adjustments. Accordingly, figures shown in the same category presented in different tables may vary slightly, and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.

Electronic Communications

Be aware that addresses, electronic addresses and other information provided by Aon UK Shareholders, persons with information rights and other relevant persons for the receipt of communications from Aon UK may be provided to Aon Ireland.

Publication on Website and Availability of Hard Copies

A copy of this Document and the information incorporated by reference herein is and will be available for inspection, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on Aon UK’s website at www.aon.com.

You may request a hard copy of this Document and the information incorporated by reference herein through the internet by logging on to www.proxyvote.com and following the instructions or by contacting Broadridge at +1 800 579 1639 or at sendmaterial@proxyvote.com. If you have received this Document in electronic form, copies of this Document and the information incorporated by reference herein will not be provided unless such a request is received.

For more details on where you can find further information, see “Part V (ADDITIONAL INFORMATION) — Where You Can Find More Information” on page 124 of this Document.

Date

The date of publication of this Document, and the date this Document is first being made available to Aon UK Shareholders, is December 20, 2019.

SUMMARY

If you are in any doubt as to what action you should take, you are encouraged to seek your own personal financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser (if you are taking advice in the United Kingdom, from an adviser who is appropriately authorized to provide such advice under the United Kingdom Financial Services and Markets Act 2000, as amended, or if you are taking advice in a territory outside the United Kingdom, from another appropriately authorized independent financial adviser).

This Document describes the Scheme and the Shareholder Resolutions relating to a reorganization of the Aon UK Group that will result in a new Irish incorporated, Irish tax resident company becoming the publicly held parent company of the Aon UK Group and other related matters.

Here is what you need to do now:

•

read the letter from the Chief Executive Officer and the Chair of Aon UK, which begins on the cover of this Document and explains the Scheme and the Shareholder Resolutions and why the Aon UK Board unanimously recommends that you vote “FOR” the Scheme at the Court Meeting and “FOR” each of the Shareholder Resolutions at the General Meeting;

•	read this “SUMMARY”;

•	read “ACTION TO BE TAKEN” on page 12 of this Document, which explains the actions to be taken by you, including how to make sure your vote is counted;

•	read “Part I (EXPLANATORY STATEMENT)” of this Document;

•	read the remainder of this Document in its entirety; and

•	if you have any questions, contact the Shareholder Helpline below.

Read the information contained and incorporated by reference in this Document, as well as the Annexes hereto, carefully and in its entirety. Do not solely rely on this “SUMMARY,” or regard reading this “SUMMARY” as a substitute for reading this Document carefully and in its entirety.

SHAREHOLDER HELPLINE TELEPHONE NUMBERS

If you are calling from the United States: +1 888 206 5970,

Monday to Friday (except U.S. public holidays), 9:00 a.m. to 5:00 p.m. (New York time).

If you are calling from outside the United States, including the United Kingdom: +44 37 0707 1351,

Monday to Friday (except U.K. public holidays), 9:00 a.m. to 5:00 p.m. (London time).

Calls to the U.S. helpline within the United States will be toll-free.

Calls to the non-U.S. helpline will be charged at applicable international rates.

Charges from mobiles and other operators may vary.

Calls may be recorded and randomly monitored for security and training purposes.

Note: For legal reasons, the Shareholder Helpline will only be able to provide practical information and will not provide advice on the merits of the Scheme or the Shareholder Resolutions or give any financial, legal or tax advice. For financial, legal or tax advice, you are encouraged to consult an appropriate independent financial or legal adviser.

This “SUMMARY” highlights selected information from this Document and may not contain all of the information that is important to you. For a more complete description of the Scheme and the Shareholder Resolutions, read the information contained and incorporated by reference in this Document, including the Annexes hereto, carefully and in its entirety. Also see “Part III (THE SCHEME OF ARRANGEMENT)” of this Document, which contains the terms and conditions of the Scheme. The Aon Ireland Constitution, in substantially the form attached to this Document as Annex A, will govern Aon Ireland after the Effective Time. The form of amendment to the Aon UK Articles subject to consideration by Aon UK Shareholders in the Aon UK Articles Amendment Proposal (Resolution No. 1(c)) is attached to this Document as Annex B.

The Scheme and the Shareholder Resolutions

The Scheme (see page 41)

The Scheme relates to the corporate structure and organization of the Aon UK Group, including Aon UK’s intention to create a new Irish incorporated, Irish tax resident parent company for the Aon UK Group. The Scheme will be implemented by putting in place Aon Ireland as the new publicly held parent company for the Aon UK Group by means of a scheme of arrangement under sections 895-899 of the Companies Act.

If the Scheme is approved and becomes effective, it will result in Scheme Shareholders holding Aon Ireland Shares and in Aon UK becoming a wholly owned subsidiary of Aon Ireland. Following the Effective Time, the Aon Ireland Group will continue to conduct the same business operations as were conducted by the Aon UK Group prior to the Effective Time.

Under the Scheme, Scheme Shareholders at the Scheme Record Time will receive, in exchange for each Scheme Share, one Aon Ireland Share.

The Aon UK Board may exercise its discretion to delay or abandon the Scheme at any time, including after shareholder approval has been obtained at the Meetings. See “RISK FACTORS — The Aon UK Board may choose to delay or abandon the Reorganization at any time” on page 33 of this Document, as well as the other risk factors set forth under “Forward-Looking Statements” and “RISK FACTORS” on pages 2 and 31 of this Document, respectively.

The Shareholder Resolutions (see page 42)

Following approval of the Scheme at the Court Meeting, Aon UK Shareholders will be asked at the General Meeting to consider and, if thought fit, pass the Shareholder Resolutions necessary to implement the Scheme and certain related matters.

Five Shareholder Resolutions are to be considered at the General Meeting, each as set forth below and described in more detail in “Part I (EXPLANATORY STATEMENT) — 2. Summary of the Scheme and the Shareholder Resolutions — The Shareholder Resolutions” on page 40 of this Document.

1.	Resolution No. 1:

a.	Aon UK Board Authority. Approve the Scheme and authorize the Aon UK Board to take all actions that it considers necessary or appropriate to carry the Scheme into effect.

b.	Aon UK Reduction of Capital. Approve the Aon UK Reduction of Capital.

c.	Aon UK Articles Amendment. Approve an amendment to the Aon UK Articles, in the form attached to this Document as Annex B.

d.	Issue of New Aon UK Shares. Approve the issue of the New Aon UK Shares to Aon Ireland as required as part of the Scheme.

2.

Resolution No. 2: Aon Ireland Reduction of Capital and Creation of Distributable Profits. Authorize Aon Ireland to implement the Aon Ireland Reduction of Capital, conditional upon the Scheme becoming effective.

3.

Resolution No. 3: Off-Exchange Buyback and Cancellation of Class B Ordinary Shares of Aon UK Held by Aon Corporation. Approve the terms of an off-exchange buyback, prior to the Scheme becoming effective, by Aon UK from Aon Corporation at nominal value of 125,000 Class B ordinary shares of Aon UK with a nominal value of £0.40 per share for total consideration of £50,000, and the subsequent cancellation of such shares.

4.	Resolution No. 4: NYSE Delisting of Aon UK Shares. Approve the delisting of the Aon UK Shares from the NYSE, conditional upon the Scheme becoming effective.

5.	Resolution No. 5: Adjournment. Approve the adjournment of the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the other Shareholder Resolutions.

Reasons for the Scheme and the Shareholder Resolutions (see page 44)

Aon UK has concluded that moving the jurisdiction of incorporation for Aon’s parent company to Ireland from the United Kingdom will, among other things, provide greater certainty around ongoing access to existing U.S. treaties with other EU member countries from which the Aon UK Group derives benefit. Ireland has a sophisticated economy and a stable and well-developed legal system and regulatory regime with many similarities to the United Kingdom. The Aon UK Board believes this strategic plan will allow us to maintain a stable corporate structure and capital flexibility and drive long-term shareholder value.

Conditions to and Further Terms of the Scheme (see page 57)

The Scheme is subject to the satisfaction (or waiver, where applicable) of the Conditions and to the further terms set forth in “Part II (CONDITIONS TO AND FURTHER TERMS OF THE SCHEME)” of this Document.

Regulatory Approvals (see page 50)

The only governmental or regulatory approvals or actions that are required to complete the Reorganization are compliance with U.S. federal and state securities laws, the NYSE rules and regulations, and all applicable laws (including laws governing insurance brokerage and other financial services laws) in the United Kingdom, the United States, Ireland and various countries in which we do business.

Accounting Treatment of the Scheme (see page 54)

Historical cost basis accounting, rather than acquisition method accounting, will be applied to the Scheme under U.S. generally accepted accounting principles. Given that, for accounting purposes, there will be no change in control and the Aon UK Shareholders will be in the same economic position immediately before and after the Reorganization, and because the Reorganization will be accounted for as an internal reorganization of entities under common control, there will be no revaluation of Aon UK’s assets and liabilities.

Tax Considerations

Taxation of Aon UK and Aon Ireland

There should be no U.K. or Irish tax consequences for Aon UK or Aon Ireland upon the implementation of the Scheme or the Aon Ireland Reduction of Capital. Aon Ireland will be Irish tax resident on the basis that it is incorporated in Ireland and will be managed and controlled in Ireland through meetings of the Aon Ireland Board in Ireland. No Aon Ireland Board meetings will be held in the United Kingdom.

U.K. Tax Considerations (see page 66)

No U.K. tax should generally arise for U.K. resident Aon UK Shareholders upon the implementation of the Scheme. In addition, there will be no U.K. stamp duty or SDRT consequences for Aon UK Shareholders upon the implementation of the Scheme. See the summary of the U.K. tax treatment of Aon UK Shareholders set forth in “Part IV (TAXATION) — U.K. Taxation” on page 64 of this Document. As is there set forth, that summary (and the statements in this paragraph) apply only to certain categories of Aon UK Shareholders.

Irish Tax Considerations (see page 69)

No Irish tax should arise for Aon UK Shareholders upon the implementation of the Scheme. In addition, there will be no Irish stamp duty consequences for Aon UK Shareholders upon the implementation of the Scheme. See “Part IV (TAXATION) — Irish Taxation” on page 67 of this Document. However, a subsequent transfer of Aon Ireland Shares may be subject to Irish stamp duty in certain circumstances. See “Part IV (TAXATION)” of this Document for more information on the Irish taxation implications of holding Aon Ireland Shares outside of DTC.

U.S. Tax Considerations (see page 75)

Under U.S. federal income tax law, Aon UK Shareholders generally should not recognize any gain or loss as a result of the Scheme. See “Part IV (TAXATION) — Material U.S. Federal Income Tax Consequences” on page 72 of this Document.

Other Information

Rights of Dissenting Shareholders (see page 49)

Aon UK Shareholders should note that no appraisal or similar rights of dissenting shareholders will apply in connection with the Scheme because no such rights are required as a matter of English or Irish law. However, objections to the Scheme may be raised at the Court Hearing, as explained in “Part II (CONDITIONS TO AND FURTHER TERMS OF THE SCHEME)” of this Document.

Stock Exchange Listing (see page 51)

We expect the Aon Ireland Shares to be admitted to listing and trading on the NYSE under the symbol “AON,” the same symbol under which the Aon UK Shares are currently listed. We have no current plans to list the Aon Ireland Shares on any other securities exchange, including Euronext Dublin.

Market Price

On October 28, 2019, the last trading day prior to the public announcement of the Scheme, the closing price of the Aon UK Shares on the NYSE was $187.79 per share. On December 19, 2019, the most recent practicable date prior to the date of this Document, the closing price of the Aon UK Shares on the NYSE was $209.73 per share.

Dividend Information (see page 22)

Your present dividend instructions with respect to your Aon UK Shares will be continued for your Aon Ireland Shares after the Effective Time, unless and until you revoke them. If you wish to change your dividend instructions, contact the Shareholder Helpline.

Recommendation of the Aon UK Board (see page 56)

The Aon UK Board unanimously recommends that Aon UK Shareholders vote “FOR” the Scheme at the Court Meeting and “FOR” each of the Shareholder Resolutions at the General Meeting. Approval of the Aon Ireland Reduction of Capital is not a condition to proceeding with the Scheme, but is necessary for Aon Ireland to continue Aon UK’s historical dividend payments.

Interests of Certain Persons in Matters to Be Acted Upon (see page 122)

The Aon UK Directors and the executive officers of Aon UK have certain interests in the Reorganization that are in addition to their general interests as Aon UK Shareholders. These interests include their continuing positions as Aon Ireland Directors and executive officers of Aon Ireland following the Reorganization, as well as rights to ongoing indemnification and insurance coverage. The Aon UK Board was aware of these interests and considered them, among other matters, in approving the Scheme and in determining to recommend that Aon UK Shareholders vote “FOR” the Scheme at the Court Meeting and “FOR” each of the Shareholder Resolutions at the General Meeting.

The Court Meeting and the General Meeting (see page 47)

Except as set forth herein, all Aon UK Shareholders whose names appear on Aon UK’s register of members at the Voting Record Time will be entitled to attend and vote at each of the Meetings in respect of the Aon UK Shares registered in their names at such time.

For more information on the Meetings, see “Part I (EXPLANATORY STATEMENT) — 8. Description of the Scheme and the Meetings” on page 47 of this Document. For more details on how to vote at the Meetings, see “ACTION TO BE TAKEN — Voting at the Meetings” on page 12 of this Document.

Selected Historical Consolidated Financial Data

The following table sets forth the selected historical consolidated financial data for Aon UK. The selected consolidated financial data as of and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 have been derived from Aon UK’s audited consolidated financial statements. The selected consolidated financial data as of and for the nine months ended September 30, 2019 and 2018 have been derived from Aon UK’s unaudited condensed consolidated financial statements.

Historical results are not necessarily indicative of the results that may be expected for Aon UK or the Combined Group in any future period. The following selected historical consolidated financial data should be read in conjunction with Aon UK’s financial statements and related notes and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Aon UK’s Annual Report on Form 10-K for the year ended December 31, 2018 and in Aon UK’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019, and the other financial information incorporated by reference herein.

We have included no data for Aon Ireland because, for each of the periods shown below, such entity either was not in existence or held only nominal assets and had not engaged in any business or activities other than in connection with its formation and the execution of the Scheme.

	Nine Months Ended, September 30,		Year Ended December 31,
	2019	2018	2018	2017	2016	2015	2014
(millions except per share data)

Income statement data

Total revenue from continuing operations	$ 8,128	$ 8,000	$ 10,770	$ 9,998	$ 9,409	$ 9,480	$ 9,892

Net income from continuing operations	$ 1,192	$ 816	$ 1,100	$ 435	$ 1,253	$ 1,253	$ 1,312

Net income (loss) from discontinued operations	$ (1)	$ 5	$ 74	$ 828	$ 177	$ 169	$ 119

Net income	$ 1,191	$ 821	$ 1,174	$ 1,263	$ 1,430	$ 1,422	$ 1,431

Less: Net income attributable to noncontrolling interests	$ 33	$ 32	$ 40	$ 37	$ 34	$ 37	$ 34

Net income attributable to Aon shareholders	$ 1,158	$ 789	$ 1,134	$ 1,226	$ 1,396	$ 1,385	$ 1,397

Basic net income per share attributable to Aon shareholders	$ 4.83	$ 3.20	$ 4.62	$ 4.74	$ 5.21	$ 4.93	$ 4.73

Diluted net income per share attributable to Aon shareholders	$ 4.79	$ 3.19	$ 4.59	$ 4.70	$ 5.16	$ 4.88	$ 4.66

	Nine Months Ended, September 30,		Year Ended December 31,
	2019	2018	2018	2017	2016	2015	2014
(millions except per share data)

Balance sheet data

Fiduciary assets(1)	$ 11,041	$ 9,314	$ 10,166	$ 9,625	$ 8,959	$ 9,465	$ 11,026

Intangible assets including goodwill	$ 8,945	$ 9,542	$ 9,320	$ 10,091	$ 9,300	$ 8,795	$ 9,338

Total assets	$ 28,167	$ 25,602	$ 26,422	$ 26,088	$ 26,615	$ 26,883	$ 29,572

Long-term debt	$ 6,120	$ 5,665	$ 5,993	$ 5,667	$ 5,869	$ 5,138	$ 4,768

Total equity	$ 3,561	$ 4,328	$ 4,219	$ 4,648	$ 5,532	$ 6,059	$ 6,527

(1)	Represents insurance premiums receivables from clients, claims receivables from insurance carriers, and cash and investments held in a fiduciary capacity.

ACTION TO BE TAKEN

For the reasons set forth in this Document, the Aon UK Board unanimously recommends that you vote “FOR” the Scheme at the Court Meeting and “FOR” each of the Shareholder Resolutions at the General Meeting, as the Aon UK Directors intend to do in respect of their own beneficial holdings of Aon UK Shares, and that you take the actions described below.

Voting at the Meetings

The Scheme will require approval at the Court Meeting of Aon UK Shareholders, convened with the permission of the Court, to be held at the Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD United Kingdom on February 4, 2020 at 11:00 a.m. (London time) (unless adjourned or postponed). The Scheme will also require approval at the General Meeting by Aon UK Shareholders of the Shareholder Resolutions relating to the Scheme. The General Meeting will be held at the same place and on the same date as the Court Meeting at 11:15 a.m. (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned). Notices of the Court Meeting and the General Meeting are set forth in “Part VII (NOTICE OF COURT MEETING)” and “Part VIII (NOTICE OF GENERAL MEETING)” of this Document, respectively.

In order for the Scheme to be approved at the Court Meeting, a majority in number representing at least 75% in value of the Aon UK Shares held by Aon UK Shareholders voting (in person or by proxy) will need to support the Scheme (assuming that a quorum is present). Because the voting requirement is determined by the number of Aon UK Shareholders who are present and voting at the Court Meeting (in person or by proxy), the Scheme could be approved with the affirmative vote of less than 50% of the outstanding Aon UK Shares.

Each of the Shareholder Resolutions to be considered at the General Meeting, other than the Buyback Proposal (Resolution No. 3) and the Adjournment Proposal (Resolution No. 5), is a special resolution for which approval requires at least 75% of the votes cast, in person or by proxy. The Buyback Proposal and the Adjournment Proposal are ordinary resolutions for which approval requires a majority of the votes cast, in person or by proxy.

Aon UK Shareholders

If you are registered on Aon UK’s register of members in respect of Aon UK Shares, you are considered, with respect to those Aon UK Shares, the shareholder of record (and, for purposes of this Document, an Aon UK Shareholder), and this Document has been sent directly to you by us. Aon UK Shareholders at the Voting Record Time are entitled to attend and vote in person at the Meetings.

If you are on Aon UK Shareholder, you may vote your Aon UK Shares either by voting in person at the Meetings or by appointing a proxy to vote on your behalf. You may appoint a proxy to vote on your behalf using any of the following methods, as described in more detail below and, in each case, by the relevant deadline set forth below:

•	over the telephone by calling +1 800 690 6903 and following the verbal instructions.

•	through the internet by logging on to www.proxyvote.com and following the instructions; and

•

by requesting paper Proxy Cards (together with a postage-paid envelope) to complete, sign and return by mail (see “ACTION TO BE TAKEN — Appointment of Proxies — Appointment of Proxies through the Proxy Cards” on page 15 of this Document for information on how to request paper Proxy Cards).

Please note that separate appointments of a proxy or proxies need to be made for the Court Meeting and the General Meeting.

Any corporate or institutional shareholder of record may, by resolution of its articles or other governing body, authorize another person to act as its representative at either of the Meetings, and such authorized person will (upon production of a certified copy of such resolution) be entitled to exercise the same powers as such corporate or institutional shareholder if it was an individual shareholder of Aon UK.

It is important that, for the Court Meeting in particular, as many votes as possible are cast by Aon UK Shareholders so that the Court can be satisfied that there is a fair and reasonable representation of their views. Accordingly, whether or not you intend to attend the Meetings in person, vote as promptly as possible by telephone, through the internet or by requesting paper Proxy Cards (together with a postage-paid envelope) to complete, sign and return by mail. Details of the deadlines for when your vote(s) must be submitted are described in “ACTION TO BE TAKEN — Appointment of Proxies” on page 13 of this Document. Voting by telephone, through the internet or by returning paper Proxy Cards will not prevent you from attending, voting and speaking in person at either of the Meetings, or at any adjournments or postponements thereof, if you so wish and are so entitled.

Beneficial Owners of Shares

If your Aon UK Shares are held in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and this Document is being made available or forwarded to you by your broker, bank or other nominee, who is considered, with respect to those Aon UK Shares, the shareholder of record and, for purposes of this Document, the Aon UK Shareholder. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Aon UK Shares by following the procedures established by your broker, bank or other nominee.

If you wish to attend, and vote the Aon UK Shares held on your behalf, in person at the Meetings, then you must obtain a “legal” proxy giving you the right to vote the Aon UK Shares at the Meetings from the organization holding Aon UK Shares on your behalf. You may not vote the Aon UK Shares held on your behalf in person at the Meetings unless you obtain such a “legal” proxy, and you will need to follow the instructions of your broker, bank or other nominee to do so.

Under NYSE Rule 452, brokers and nominees who are members of the NYSE and who hold Aon UK Shares on behalf of customers will not have the authority to vote without direction on any of the matters to be considered at the Meetings. If you hold your interest in Aon UK Shares through a broker or nominee and you do not instruct your broker or nominee on how to vote your Aon UK Shares prior to the Meetings, your broker or nominee, or the depository through which your broker holds your Aon UK Shares, will not be able to vote your Aon UK Shares at the Meetings or to affect the outcome of the vote, which is based on Aon UK Shares voting. However, your Aon UK Shares will be counted as present for purposes of the relevant quorum requirement. Under NYSE Rule 452, absent instructions, brokers and nominees who are members of the NYSE and who hold Aon UK Shares on behalf of customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. We believe that the Scheme and the Shareholder Resolutions described herein (other than the proposal to adjourn the General Meeting, if necessary, to solicit additional votes) are proposals for non-routine matters.

If you are a current or former Aon UK employee who holds Aon UK Shares in an Aon UK Share Plan(s), you will receive voting instructions from the trustee(s) of such Aon UK Share Plan(s) for Aon UK Shares allocated to your account To allow sufficient time for voting by the trustee(s) and administrator(s) of such Aon UK Share Plan(s), your voting instructions for Aon UK Shares held in an Aon UK Share Plan(s) must be received by 11:59 p.m. (New York time) on January 20, 2020.

Appointment of Proxies

If you are an Aon UK Shareholder, you may vote your Aon UK Shares by appointing a proxy to vote on your behalf using any of the methods described below. Aon UK recommends that you submit your proxy even if you plan to attend the Meetings. Submitting your proxy will not prevent you from attending, voting and speaking in person at either of the Meetings, or at any adjournments or postponements thereof, if you so wish and are so entitled.

By appointing a proxy, you are legally authorizing another person to vote your Aon UK Shares by proxy in accordance with your instructions. You may appoint any person as your proxy, and such person need not be an Aon UK Shareholder. If you vote by telephone or through the internet, or if you request paper Proxy Cards (together with a postage-paid envelope) to complete, sign and return, such voting instructions or paper Proxy Cards designate, by default, the chair of each of the Meetings and any Company Secretary of Aon UK, or any of them, each with the power of substitution, as your proxy. If you wish to appoint another person as your proxy (and your Aon UK Shares are not held in a stock brokerage account or by a broker, bank or other nominee), you can specify such details when appointing your proxy through the internet or by striking out the names and inserting the name of your proxy in the blank space provided on the paper Proxy Cards.

If you do not appoint a proxy and you do not vote in person at the Meetings, your Aon UK Shares will not be considered when determining whether the Scheme or any Shareholder Resolution has received the required shareholder approval. Even if you do not appoint a proxy and you do not vote at the Meetings, you will still be bound by the outcome. You should therefore attend and vote at the Meetings in person or by proxy.

If you do not wish to vote all of your Aon UK Shares in the same manner on the Scheme or any Shareholder Resolution at the Meetings, you may specify your vote by clearly hand-marking the appropriate Proxy Card to indicate how you want to vote your Aon UK Shares. You may not split your vote if you are appointing a proxy by telephone or through the internet.

Proxies are being solicited on behalf of the Aon UK Board, which has hired Georgeson LLC to assist in the distribution of proxy materials and the solicitation of proxies for a fee (estimated at $25,000, plus expenses). Proxies may be solicited on behalf of the Aon UK Board by mail, in person and by telephone. The Aon UK Group will bear the cost of soliciting proxies. Upon request, the Aon UK Group will reimburse brokers, banks, trusts and other nominees for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the persons for whom they hold Aon UK Shares. To the extent necessary in order to ensure sufficient representation at the Meetings, Aon UK or its proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, facsimile, internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to vote as promptly as possible by telephone, through the internet or by requesting paper Proxy Cards (together with a postage-paid envelope) to complete, sign and return by mail.

Telephone or Internet Appointment of Proxies

Aon UK Shareholders who wish to appoint a proxy to exercise all or any of their rights to attend, speak and vote at either or both of the Meetings may do so:

•	over the telephone by calling +1 800 690 6903 and following the verbal instructions; or

•	through the internet by logging on to www.proxyvote.com and following the instructions.

For a telephone or internet proxy appointment to be valid, the appointment must be received by Broadridge no later than 7:00 p.m. (London time) on February 3, 2020 in respect of each of the Meetings. In the event that either Meeting is adjourned, the relevant proxy appointment must be received no later than 48 hours (excluding non-working days) before the time fixed for the adjourned Meeting.

In the case of the Court Meeting only, if you have not appointed a proxy by telephone or through the internet by the specified time, you may complete a Proxy Card (labelled COURT MEETING) and hand it to the chair of the Court Meeting before the start of the Court Meeting.

Appointment of Proxies through the Proxy Cards

As an alternative to voting by telephone or through the internet, Aon UK Shareholders may request paper Proxy Cards (together with a postage-paid envelope), which can be used to appoint a proxy to exercise all or any of their rights to attend, speak and vote at either or both of the Meetings.

To request paper proxy cards (together with a postage-prepaid envelope), log on to www.proxyvote.com and follow the instructions or contact Broadridge at +1 800 579 1639 or at sendmaterial@proxyvote.com.

Aon UK Shareholders who wish to appoint a proxy by using paper Proxy Cards may do so by completing and signing the paper Proxy Cards in accordance with the instructions printed on them and returning them to Vote Processing c/o Broadridge Financial Solutions Inc., 51 Mercedes Way, Edgewood, New York 11717, so as to be received by Broadridge as soon as possible and, in any event, no later than 7:00 p.m. (London time) on February 3, 2020 in respect of each of the Meetings.

In the event that either Meeting is adjourned, the relevant Proxy Card must be received no later than 48 hours (excluding non-working days) before the time fixed for such adjourned Meeting.

If the Proxy Card (labelled COURT MEETING) for the Court Meeting is not returned by the specified time, it may be handed to the chair of the Court Meeting before the start of the Court Meeting and will still be valid. If the Proxy Card (labelled GENERAL MEETING) for the General Meeting is not returned by the specified time, it will be invalid.

Changing Your Proxy Instructions

To change your proxy instructions, simply submit a new proxy appointment using any of the methods set forth above. The deadlines for receipt of proxy appointments set forth above also apply with respect to amended appointments, and any amended proxy appointment received after the relevant deadline will be disregarded.

If you submit more than one valid proxy appointment, the appointment received most recently before the deadline for the receipt of proxies will take precedence. If it cannot be determined which appointment was received most recently, none of them shall be treated as valid.

Revoking Your Proxy

You may revoke your proxy at any time before it is exercised at the Meetings by one of the following means. If you are a registered shareholder, you may revoke your proxy:

•

by sending a written notice to Aon plc, Attention: Company Secretary, at 200 East Randolph Street, Chicago, Illinois 60601 (in the United States), or at The Aon Centre, The Leadenhall Building, 122 Leadenhall Street, London, England EC3V 4AN (in the United Kingdom), specifying that you are revoking your proxy with respect to the Meetings. Your written notice must be received a sufficient amount of time before the Meetings to permit the necessary examination and tabulation of the revocation before the votes are taken;

•	if you submitted a paper Proxy Card, by submitting a new paper Proxy Card with respect to the Meetings with a later date than the paper Proxy Card you previously submitted;

•	if you submitted voting instructions using the internet, by submitting new voting instructions using the internet, which will replace the last proxy received; or

•	if you are a registered holder, by voting in person at the Meetings.

Attending the Meetings without taking one of the actions above will not revoke your previously submitted proxy.

If you hold your interest in Aon UK Shares in “street name” beneficially through a broker or nominee and want to change your vote, follow the voting instruction form provided by your broker or nominee. If you have any questions relating to voting, contact the Shareholder Helpline.

Incomplete Instructions and Abstention

If you are a registered Aon UK Shareholder and you validly appoint a proxy for the Court Meeting but do not specify how you want to vote your Aon UK Shares at the Court Meeting, your proxy appointment will be invalid and your Aon UK Shares will not be voted.

If you are a registered Aon UK Shareholder and you validly appoint a proxy for the General Meeting but do not specify how you want to vote your Aon UK Shares at the General Meeting, the proxy holders will vote such unspecified Aon UK Shares “FOR” each of the Shareholder Resolutions.

In addition, with respect to the General Meeting, if any other matters (other than the Shareholder Resolutions described herein and related procedural matters) properly come before the General Meeting or any adjournments or postponements thereof, the proxy holders will have the authority to vote your Aon UK Shares on those matters in their discretion. The Aon UK Board currently does not know of any matters to be raised at the General Meeting other than the Shareholder Resolutions described herein and related procedural matters.

You may abstain on any proposal by choosing “ABSTAIN” when voting by telephone, through the internet, by returning a paper Proxy Card or by following instructions from your broker or nominee. An abstention on any proposal has the effect of a vote not being cast with respect to the relevant Aon UK Shares in relation to that proposal.

Although considered present for purposes of the relevant quorum requirement at the General Meeting, such Aon UK Shares will not be considered when determining whether the proposal has received the required approval and will not count towards the quorum at the Court Meeting.

Joint Holders

In the case of joint holders of Aon UK Shares, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in Aon UK’s register of members in respect of the joint holding.

Validity

The chair of each Meeting will determine all questions as to validity, form and eligibility, including time of receipt and acceptance, of proxies. His or her determination will be final and binding, provided, however, that such determination is subject to any decision made by a court of competent jurisdiction upon a lawful challenge to his or her determination. The chair of each Meeting has the right to waive any irregularities or conditions as to the manner of voting. The chair of each Meeting may accept your proxy by any form of written or electronic communication of the proxy instrument so long as he or she is reasonably assured that the communication is authorized by you. Broadridge will count the votes, determine the existence of a quorum and the validity of proxies and ballots and certify the results of the voting at each of the Meetings.

QUESTIONS AND ANSWERS

The following questions and answers are intended to address briefly some commonly asked questions regarding the Scheme, the Shareholder Resolutions and the Meetings. These questions and answers may not address all questions that may be important to you. Refer to the more detailed information included elsewhere and incorporated by reference in this Document. For instructions on obtaining the documents incorporated by reference herein, see “Part V (ADDITIONAL INFORMATION) — Where You Can Find More Information” on page 124 of this Document.

Information about this Document

Why am I receiving this Document?

You are being asked to approve a proposed scheme of arrangement under English law that would effectively change our place of incorporation from England to Ireland. It is proposed that a new parent company, Aon Ireland, be put in place for the Aon UK Group.

Pursuant to the Scheme, Aon Ireland will acquire all of the shares of Aon UK and you will be issued shares of Aon Ireland in place of your Aon UK Shares. The Aon Ireland shares will be listed on NYSE.

The Scheme and the Shareholder Resolutions require Aon UK Shareholders to vote on certain matters at each of the Meetings, which is why we have called the Meetings and sent you this Document. We have also sent you this Document to comply with our obligations under the U.S. Exchange Act in connection with the solicitation of proxies for use at the Meetings or any adjournments or postponements thereof.

What is this Document?

This Document comprises an explanatory statement in compliance with section 897 of the Companies Act and serves to enable Aon UK to solicit proxies “FOR” the Scheme at the Court Meeting and “FOR” each of the Shareholder Resolutions at the General Meeting (in each case, or at any adjournment or postponement thereof).

The Scheme and the Shareholder Resolutions

Why are we proposing the Scheme and the Shareholder Resolutions?

Aon UK has concluded that moving the jurisdiction of incorporation for Aon’s parent company to Ireland from the United Kingdom will, among other things, provide greater certainty around ongoing access to existing U.S. treaties with other EU member countries from which the Aon UK Group derives benefit. Ireland has a sophisticated economy and a stable and well-developed legal system and regulatory regime with many similarities to the United Kingdom. The Aon UK Board believes this strategic plan will allow us to maintain a stable corporate structure and capital flexibility and drive long-term shareholder value.

Why are we implementing the Reorganization by way of a scheme of arrangement?

A scheme of arrangement is a formal procedure under the Companies Act that is commonly used to carry out corporate reorganizations. The Scheme requires the approval of Aon UK Shareholders and the Court. If the relevant approvals are obtained, all Aon UK Shareholders will be bound by the Scheme regardless of whether or how they voted.

What are the major actions that have been performed or will be performed to effect the Reorganization?

A timetable of the principal events that have been performed or will be performed to give effect to the Reorganization are set forth in “EXPECTED TIMETABLE OF PRINCIPAL EVENTS” on page 29 of this Document.

In addition, the following diagram depicts our organizational structure before and immediately after the Scheme. The diagram does not depict any legal entities owned by Aon UK other than those related to the Reorganization, nor does it depict any aspects of the Reorganization that are anticipated to take place after the Effective Time.

What will I end up with after the Scheme comes into effect?

At the Effective Time, you will be allotted and issued one Aon Ireland Share in place of each Aon UK Share held by you at the Scheme Record Time. Aon Ireland’s register of members will be updated to reflect your shareholding at the Effective Time.

For more information on the issuance and settlement of the Aon Ireland Shares, see “Part I (EXPLANATORY STATEMENT) — 16. Settlement” on page 51 of this Document.

Does the Aon UK Board recommend approval of the Scheme at the Court Meeting and the Shareholder Resolutions at the General Meeting?

Yes. The Aon UK Board unanimously recommends that Aon UK Shareholders vote “FOR” the Scheme at the Court Meeting and “FOR” each of the Shareholder Resolutions at the General Meeting. Approval of the Aon Ireland Reduction of Capital is not a condition to proceeding with the Scheme, but is necessary for Aon Ireland to continue to pay dividends to shareholders.

Do I have to pay anything to execute the Scheme?

No. All Aon Ireland Shares arising as a result of the Scheme are being issued to Aon UK Shareholders in return for their existing Aon UK Shares. No additional payment is required to execute the Scheme.

Will the Scheme dilute my economic interest?

No. Unless you are resident within a Restricted Jurisdiction, immediately after the Effective Time, your relative economic ownership in Aon Ireland will remain the same as your relative economic ownership in Aon UK immediately before the Effective Time.

What will the share capital of Aon UK be following the Scheme taking effect?

Under the Scheme, all of the existing ordinary shares in Aon UK will be cancelled by way of the Aon UK Reduction of Capital. The reserve arising from the Aon UK Reduction of Capital, in addition to Aon UK’s Other Reserves, will be used in paying up the New Aon UK Shares to be issued to Aon Ireland as part of the Scheme to ensure that Aon Ireland becomes the sole shareholder of Aon UK.

Will the Scheme affect current or future operations?

We believe the Reorganization will have no material impact on the day-to-day conduct of the business of the various operating companies within the Aon UK Group, the strategy of the Aon UK Group or the dividend policy of Aon Ireland as the new Irish parent company. We do not anticipate that the Reorganization will result in any job losses or relocation out of the United Kingdom of existing personnel who comprise the workforce of our various U.K. operating companies. The location of our future operations will depend on the needs of our business, independent of legal domicile, as per our practice prior to the Reorganization.

What effect will the Scheme have on the Aon UK Share Plans?

In connection with the Reorganization, Aon Ireland will adopt and assume each of the Aon UK Share Plans, or make other arrangements for any outstanding awards under the Aon UK Share Plans to be exercisable for or settled in Aon Ireland Shares. To the extent required, the Aon UK Share Plans will be amended, effective at the Scheme Record Time, to provide that all outstanding options and awards relating to Aon UK Shares will entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equivalent number of Aon Ireland Shares. All such equity-based awards will otherwise generally be subject to the same terms and conditions as were applicable to such awards immediately prior to the Scheme Record Time.

Aon UK will inform participants in the Aon UK Share Plans in due course of the effect on their participation in more detail. No further options or awards will be granted under the Aon UK Share Plans in respect of Aon UK Shares after the Scheme Record Time.

When do you expect to complete the Reorganization?

Each of the Meetings will be held on February 4, 2020 (unless adjourned or postponed). If the Scheme is approved by the requisite vote of Aon UK Shareholders at the Meetings and the relevant regulatory approvals are obtained, we expect to make a subsequent application to the Court seeking that it sanctions the Scheme and confirms the Aon UK Reduction of Capital. The Court Hearing is expected to occur on March 13, 2020. Assuming the Scheme is sanctioned and the Aon UK Reduction of Capital is confirmed by the Court at the Court Hearing, we currently anticipate that the Reorganization will be completed in the first quarter of 2020. However, the Reorganization may be delayed or abandoned by the Aon UK Board at any time prior to the Effective Time without obtaining the approval of Aon UK Shareholders, even though the Scheme and the Aon UK Reduction of Capital may have been approved by Aon UK Shareholders at the Meetings and sanctioned and confirmed, respectively, by the Court at the Court Hearing, and even though all other conditions to the consummation of the Reorganization may have been satisfied. See “EXPECTED TIMETABLE OF PRINCIPAL EVENTS” on page 29 of this Document.

Can I trade my Aon UK Shares between the date of this Document and the Effective Date?

Yes. Aon UK Shares will continue to trade on the NYSE through the last trading day prior to the Effective Date.

Is there a prospectus relating to the Aon Ireland Shares that I am being issued?

No. The issuance of Aon Ireland Shares to Aon UK Shareholders in connection with the Reorganization will not be registered under the U.S. Securities Act. Section 3(a)(10) of the U.S. Securities Act provides an exemption for securities issued in exchange for one or more outstanding securities from the general requirement of registration where, among other things, the terms and conditions of such issuance and exchange have been approved by a court of competent jurisdiction after a hearing upon the fairness of the terms and conditions thereof. For more information, see “Part I (EXPLANATORY STATEMENT) — 19. U.S. Federal Securities Law Consequences; Resale Restrictions” on page 50 of this Document. This Document is not a prospectus or circular for purposes of the Prospectus Rules and Listing Rules of the U.K. Financial Conduct Authority or the Central Bank (Investment Market Conduct) Rules 2019.

What types of information and reports will Aon Ireland make available following the Reorganization?

Immediately following the Reorganization, Aon Ireland will continue to prepare financial statements in accordance with U.S. generally accepted accounting principles and report in U.S. dollars, and will continue to file periodic and current reports with the SEC under the U.S. Exchange Act, including reports on Forms 10-K, 10-Q and 8-K, as Aon UK currently does. Aon Ireland will also comply with any additional reporting requirements of Irish law.

For so long as Aon Ireland has a class of securities listed on the NYSE, it will be subject to rules regarding proxy solicitations and tender offers and the corporate governance requirements of the NYSE, the U.S. Exchange Act and the U.S. Sarbanes-Oxley Act of 2002, as amended, including, for example, independence requirements for audit committee composition, annual certification requirements and auditor independence rules, unless certain circumstances change. To the extent permitted under Irish law, Aon Ireland’s corporate governance practices are expected to be substantially similar to those of Aon UK. See “Part V (ADDITIONAL INFORMATION) — Description of Aon Ireland Shares” and “Part V (ADDITIONAL INFORMATION) — Comparison of the Rights of Holders of Aon UK Shares and Aon Ireland Shares” on pages 82 and 95 of this Document, respectively.

If the Reorganization is completed, do I have to take any action to cancel my Aon UK Shares and receive Aon Ireland Shares?

At the Effective Time, each Aon UK Shareholder will be allotted and issued one Aon Ireland Share in place of each Aon UK Share held by them at the Scheme Record Time. Aon Ireland’s register of members will be updated to reflect your shareholding at the Effective Time.

If you are a holder of interests in Aon UK Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC, you will not be required to take any further action. Your ownership of Aon Ireland Shares will be recorded in book-entry form by your broker and, unless otherwise advised by your broker, without the need for any additional action on your part.

If you hold Aon UK Share certificates as a registered holder (i.e., a shareholder of record) of Scheme Shares, you are not required to immediately return your existing Aon UK Share certificates, but you will not automatically be issued with a new certificate representing your Aon Ireland Shares. You will, however, be required to return your Aon UK Share certificate(s) to the Exchange Agent at or before the time you decide to transfer your Aon Ireland Shares to another party, including when depositing into DTC or should you prefer to be in receipt of an Aon Ireland Share certificate.

Following the Effective Time, certain administrative services required to support the Irish share register for the Aon Ireland Shares will be carried out by Computershare Investor Services (Ireland) Limited. It is expected that prior to the Effective Time, Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts, 02021 will be appointed to act as Aon Ireland’s U.S. transfer agent as required under the rules of the NYSE.

After the Reorganization, where can I trade my Aon Ireland Shares?

It is a condition to the completion of the Scheme that the Aon Ireland Shares will be authorized for listing on the NYSE. We will submit an application to the NYSE and expect that, immediately following the

Effective Time, the Aon Ireland Shares will be listed on the NYSE under the symbol “AON,” the same symbol under which the Aon UK Shares are currently listed. We have no current plans to list the Aon Ireland Shares on any other securities exchange, including Euronext Dublin.

What about future dividends? Do I need to change my existing instructions so far as the payment of dividends is concerned?

The Aon UK Directors expect that Aon Ireland will adopt the dividend policy that Aon UK has adopted to date.

Your present dividend instructions with respect to your Aon UK Shares will be continued for your Aon Ireland Shares after the Effective Time, unless and until you revoke them. If you wish to change your dividend instructions, contact the Shareholder Helpline.

What is the Aon Ireland Reduction of Capital and why is it proposed?

The Aon Ireland Reduction of Capital is designed to create in Aon Ireland a level of distributable profits similar to that which is currently available to Aon UK and to enable Aon Ireland to continue Aon UK’s existing dividend policy in a financially and operationally efficient manner.

Under Irish law, Aon Ireland may only make dividends and other distributions (and, generally, share repurchases and redemptions) from distributable profits shown on its unconsolidated financial statements prepared in accordance with the Irish Companies Act. Following the Effective Time, Aon Ireland, as a new parent company with no operational history, will have no distributable profits of its own, and the Aon Ireland Group’s profits will be held at the subsidiary level. Accordingly, Aon UK Shareholders are being asked to approve, subject to the Scheme becoming effective, the Aon Ireland Reduction of Capital. This involves the creation of distributable profits of Aon Ireland pursuant to Irish law by reducing the nominal value of, and cancelling the associated company capital paid-up on, each Aon Ireland Share authorized and issued pursuant to the Scheme from $150 to $0.01, such that the resulting reserve will be treated as distributable profits. Aon UK Shareholders are being asked to vote on the Aon Ireland Reduction of Capital to satisfy the equitable requirements of the Irish Court.

The Aon Ireland Reduction of Capital requires the passing of a special resolution of Aon Ireland, which will be undertaken prior to the Effective Date, and the approval of the Irish Court. If the Aon Ireland Reduction of Capital is approved by Aon UK Shareholders and the Scheme becomes effective, Aon Ireland intends to seek the approval of the Aon Ireland Reduction of Capital from the Irish Court as soon as practicable following the Effective Date. Although we are not aware of any reason why such approval would be withheld, such approval is within the discretion of the Irish Court and there is no guarantee that it will be granted.

While the Aon UK Board unanimously recommends that Aon UK Shareholders vote “FOR” the Aon Ireland Reduction of Capital, approval of such proposal is not a condition to proceeding with the Scheme.

What will happen if the Aon UK Shareholders or the Irish Court do not approve the Aon Ireland Reduction of Capital?

The necessary shareholder resolution for Aon Ireland to implement the Aon Ireland Reduction of Capital is expected to have been passed prior to the Effective Date by the holder of the Aon Ireland Subscriber Share, on the basis that it will be conditional upon the Scheme becoming effective. Separate approval of the Aon Ireland Reduction of Capital is being sought from Aon UK Shareholders as one of the Shareholder Resolutions at the General Meeting to satisfy the equitable requirements of the Irish Court. The Aon Ireland Reduction of Capital will also require the confirmation of the Irish Court.

Approval of the Aon Ireland Reduction of Capital is not a condition to the completion of the Scheme. If the Aon UK Shareholders or the Irish Court do not approve the Aon Ireland Reduction of Capital, Aon Ireland intends to achieve the reduction in capital through other methods to allow it to make dividends and other distributions (and, generally, share repurchases and redemptions) following the completion of the Scheme. These efforts may include certain customary intra-group reorganizations, which are established and often-used alternatives for the creation of distributable profits in an Irish public limited company, but which we believe to be less advantageous than the proposed Irish Court-approved process for the Aon Ireland Reduction of Capital.

Do I need to take further action?

It is important that you vote (in person or by proxy) at each of the Meetings. For more details, see “ACTION TO BE TAKEN” on page 12 of this Document.

What if I still have questions?

If you have read this Document and still have questions, contact the Shareholder Helpline.

The Meetings

When and Where Are the Meetings?

Each of the Meetings will be held at the Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD United Kingdom on February 4, 2020 (unless adjourned or postponed). The Court Meeting will start at 11:00 a.m. (London time) and the General Meeting will start at 11:15 a.m. (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).

Who is entitled to notice of, and to attend and vote at, the Meetings?

Aon UK Shareholders at the Voting Record Time are entitled to notice of, and to attend and vote at, the Meetings.

As of December 17, 2019, the last practicable date prior to the publication of this Document, there were 232,051,504 Aon UK Shares outstanding and entitled to vote. Unless disenfranchised under applicable law and/or the Aon UK Articles, each Aon UK Share is entitled to one vote on each matter properly brought before each of the Meetings. Therefore, the total voting rights in Aon UK as of December 17, 2019 were 232,051,504 Aon UK Shares.

Why are there two meetings and do I need to attend both?

Each of the Meetings is being called for different purposes and will be held on February 4, 2020 (unless adjourned or postponed) at the same venue, one directly after the other.

The sole purpose of the Court Meeting is to seek approval of the Scheme from Aon UK Shareholders. In order for the Scheme to be approved, a majority in number representing at least 75% in value of the Aon UK Shares held by Aon UK Shareholders voting (in person or by proxy) will need to support the Scheme. Because the voting requirement is determined by the number of Aon UK Shareholders who are present and voting at the Court Meeting, in person or by proxy, the Scheme could be approved with the affirmative vote of less than 50% of the outstanding Aon UK Shares.

The General Meeting, which will be held immediately after the Court Meeting, is being called to enable Aon UK Shareholders to approve each of the Shareholder Resolutions, which are set forth in “Part I (EXPLANATORY STATEMENT) — 2. Summary of the Scheme and the Shareholder Resolutions — The Shareholder Resolutions” on page 42 of this Document.

If you are an Aon UK Shareholder at the Voting Record Time, you are entitled and encouraged to attend both of the Meetings. If you do not attend the Meetings in person, you are still entitled to vote at the Meetings by appointing a proxy. See “ACTION TO BE TAKEN” on page 12 of this Document.

What is the quorum requirement for the Meetings?

A quorum of Aon UK Shareholders is necessary to validly hold the Meetings. A quorum will be present at the Court Meeting if two or more Aon UK Shareholders entitled to vote are represented, either in person or by proxy. A quorum will be present at the General Meeting if Aon UK Shareholders holding a majority of the Aon UK Shares are represented, either in person or by proxy.

Do I need to vote?

It is important that, for the Court Meeting in particular, as many votes as possible are cast (whether in person or by proxy) by Aon UK Shareholders, so that the Court can be satisfied that there is a fair and reasonable representation of their views.

If you do not wish, or are unable, to attend either of the Meetings, you may appoint someone (known as a “proxy”) to act and vote on your behalf at the Meetings. For more information on how to appoint a proxy, see “ACTION TO BE TAKEN” on page 12 of this Document).

If I am an Aon UK Shareholder, how do I vote?

For details on how to vote, see “ACTION TO BE TAKEN” on page 12 of this Document.

Can I vote my Aon UK Shares in person at the Meetings?

Yes. Voting by telephone, through the internet or by requesting paper proxy cards (together with a postage-paid envelope) to complete, sign and return by mail, will not prevent you from attending, voting and speaking in person at either of the Meetings, or any adjournments or postponements thereof, if you so wish and are so entitled. However, whether or not you intend to attend the Meetings in person, vote as promptly as possible by telephone, through the internet or by returning paper Proxy Cards to ensure that your vote is counted.

If you wish to attend, and vote the Aon UK Shares held on your behalf, in person at the Meetings, then you must obtain a “legal” proxy giving you the right to vote the Aon UK Shares at the Meetings from the organization holding Aon UK Shares on your behalf. You may not vote the Aon UK Shares held on your behalf in person at the Meetings unless you obtain such a “legal” proxy, and you will need to follow the instructions of your broker, bank or other nominee to do so.

What happens if I do not give specific voting instructions? How are broker non-votes treated?

If you are a registered Aon UK Shareholder and you validly appoint a proxy for the Court Meeting but do not specify how you want to vote your Aon UK Shares at the Court Meeting, your proxy appointment will be invalid and your Aon UK Shares will not be voted.

If you are a registered Aon UK Shareholder and you validly appoint a proxy for the General Meeting but do not specify how you want to vote your Aon UK Shares at the General Meeting, the proxy holders will vote such unspecified Aon UK Shares “FOR” each of the Shareholder Resolutions.

In addition, with respect to the General Meeting, if any other matters (other than the Shareholder Resolutions described herein and related procedural matters) properly come before the General Meeting or any adjournments or postponements thereof, the proxy holders will have the authority to vote your Aon UK Shares on those matters in their discretion. The Aon UK Board currently does not know of any matters to be raised at the General Meeting other than the Shareholder Resolutions described herein and related procedural matters.

If your Aon UK Shares are held in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and this Document is being made available or forwarded to you by your broker, bank or other nominee, who is considered, with respect to those Aon UK

Shares, the shareholder of record and, for purposes of this Document, the Aon UK Shareholder. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Aon UK Shares by following the procedures established by your broker, bank or other nominee.

If you wish to attend, and vote the Aon UK Shares held on your behalf, in person at the Meetings, then you must obtain a “legal” proxy giving you the right to vote the Aon UK Shares at the Meetings from the organization holding Aon UK Shares on your behalf. You may not vote the Aon UK Shares held on your behalf in person at the Meetings unless you obtain such a “legal” proxy, and you will need to follow the instructions of your broker, bank or other nominee to do so.

Under NYSE Rule 452, absent instructions, brokers and nominees who are members of the NYSE and who hold Aon UK Shares on behalf of customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters.

We believe that the Scheme and the Shareholder Resolutions described herein (other than the Adjournment Proposal (Resolution No. 5)) are proposals for non-routine matters. Accordingly, a broker, bank or other nominee may not vote on the Scheme or the Shareholder Resolutions without specific voting instructions from the beneficial owner. A broker non-vote occurs when a broker, bank or other nominee holding Aon UK Shares on your behalf does not vote on a particular proposal because it has not received voting instructions from you and does not have discretionary voting power with respect to that non-routine matter. Broker non-votes will not be counted as a vote either for or against the Scheme or the Shareholder Resolutions.

How are abstentions treated?

You may abstain on any proposal by choosing “ABSTAIN” when voting by telephone, through the internet, by returning a paper Proxy Card or by following instructions from your broker or nominee. An abstention on any proposal has the effect of a vote not being cast with respect to the relevant Aon UK Shares in relation to that proposal. Although considered present for purposes of the relevant quorum requirement at the General Meeting, such Aon UK Shares will not be considered when determining whether any Shareholder Resolution at the General Meeting has received the required approval, nor will such Aon UK Shares count towards the quorum at the Court Meeting.

Can I change my vote and/or revoke my proxy?

For details on how to change your vote and/or revoke your proxy, see “ACTION TO BE TAKEN” on page 12 of this Document.

What are the voting requirements at the Meetings?

In order for the Scheme to be approved at the Court Meeting: a majority in number representing at least 75% in value of the Aon UK Shares held by Aon UK Shareholders voting (in person or by proxy) will need to support the Scheme (assuming that a quorum is present). Because the voting requirement to approve the Scheme is determined by the number of Aon UK Shareholders who are present and voting at the Court Meeting, in person or by proxy, the Scheme could be approved with the affirmative vote of less than 50% of the outstanding Aon UK Shares

Each of the Shareholder Resolutions to be considered at the General Meeting, other than the Buyback Proposal (Resolution No. 3) and the Adjournment Proposal (Resolution No. 5), is a special resolution for which approval requires at least 75% of the votes cast, in person or by proxy. The Buyback Proposal and the Adjournment Proposal are ordinary resolutions for which approval requires a majority of the votes cast, in person or by proxy.

What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares held in street name?

If you are registered on Aon UK’s register of members in respect of Aon UK Shares, you are considered, with respect to those Aon UK Shares, the shareholder of record, and this Document is being sent directly to you by Aon UK.

If your Aon UK Shares are held in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and this Document is being made available or forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Aon UK Shares by following the procedures established by your broker, bank or other nominee.

Who is soliciting my proxy?

Your proxies are being solicited by and on behalf of the Aon UK Board.

Who is paying for the cost of this proxy solicitation?

The Aon UK Group will bear the cost of soliciting proxies. Upon request, the Aon UK Group will reimburse brokers, banks, trusts and other nominees for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the persons for whom they hold Aon UK Shares.

Proxies may be solicited on behalf of the Aon UK Board by mail, in person and by telephone. The Aon UK Group will bear the cost of soliciting proxies. The Aon UK Board has hired Georgeson LLC to assist in the distribution of proxy materials and the solicitation of proxies for a fee (estimated at $25,000, plus expenses). To the extent necessary in order to ensure sufficient representation at the Meetings, Aon UK or its proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, facsimile, internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. Accordingly, whether or not you intend to attend the Meetings in person, we urge you to vote as promptly as possible by telephone, through the internet or by requesting paper Proxy Cards to complete, sign and return by mail.

Aon UK Shareholders who vote through the internet are advised that there may be costs associated with electronic access, such as usage fees from internet access providers and telephone companies, that will be borne by such Aon UK Shareholder in order to connect to or access the applicable internet site.

Whom should I contact with other proxy-related questions?

If you have read this Document and still have questions, contact the Shareholder Helpline.

Where are Aon UK’s principal executive offices located and what is the main telephone number?

Aon UK’s principal executive offices are located at The Aon Centre, The Leadenhall Building, 122 Leadenhall Street, London, England EC3V 4AN, and its main telephone number is +1 (312) 381-1000 in the United States and +44 20 7623 5500 in the United Kingdom.

Share Certificates

What do I do with my old Aon UK Share certificates?

At the Effective Time, your holding of Aon UK Shares will be replaced by an equivalent holding of Aon Ireland Shares.

If you hold Aon UK Share certificates, you are not required to immediately return your existing Aon UK Share certificates, but you will not automatically be issued with a new certificate representing your Aon Ireland Shares. You will, however, be required to return your Aon UK Share certificate(s) to the Exchange Agent at or before the time you decide to transfer your Aon Ireland Shares to another party, including when depositing into the DTC or should you prefer to be in receipt of an Aon Ireland Share certificate.

If I hold Aon UK Share certificates, what will be my rights in relation to Aon Ireland if I have not exchanged my Aon UK Share certificates for Aon Ireland Share certificates?

Until persons holding certificates representing previous Aon UK Shares or who were registered holders of Scheme Shares return their existing certificates, those persons will not be able to receive a share certificate in respect of their Aon Ireland Shares.

Tax Matters

Will I have to pay any tax as a result of the Scheme?

Details of the U.K., Irish and U.S. tax treatment of Aon UK Shareholders arising under the Scheme are set forth in “Part IV (TAXATION)” of this Document. This summary is intended only as a general guide. If you are in any doubt as to your tax position, or if you are subject to taxation in any jurisdiction other than the United Kingdom, the United States or Ireland, you are encouraged to consult an appropriate independent professional tax adviser as to the tax consequences of the Scheme.

Will Aon UK or Aon Ireland be taxed as a result of the Scheme?

Aon UK should not be subject to U.K. tax as a result of the implementation of the Scheme. Aon Ireland, as an Irish tax resident company, should not be subject to Irish taxation in connection with the implementation of the Scheme.

Has the IRS, the Irish Revenue Commissioners or Her Majesty’s Revenue and Customs rendered a ruling on any aspects of the Scheme?

Neither the IRS nor the Irish Revenue Commissioners have rendered a ruling on any aspects of the Scheme.

No U.K. stamp duty or SDRT is expected to be payable in connection with either the Scheme or the Aon Ireland Reduction of Capital. However, for the Scheme to be effective, the Scheme Court Order sanctioning the Scheme and confirming the Aon UK Reduction of Capital must be delivered to the Registrar of Companies, together with the related statement of capital. The Registrar of Companies is unlikely to accept the Court Order for registration unless it is accompanied by a letter from Her Majesty’s Revenue and Customs Stamp Office confirming that the Court Order is not subject to U.K. stamp duty. Aon UK will write to Her Majesty’s Revenue and Customs Stamp Office in advance of the Effective Date of the Scheme to obtain such a letter, to ensure that the Court Order can be delivered to the Registrar of Companies without delay, and that the Scheme can take effect on the Effective Date.

Additional Matters

After the Reorganization, will either of Aon UK or Aon Ireland continue to file periodic reports with the SEC?

The Aon UK Shares are currently registered pursuant to Section 12(b) of U.S. Exchange Act and listed on the NYSE under the symbol “AON.” In connection with the Reorganization, Aon UK will request that the NYSE file a Form 25 with the SEC to remove the Aon UK Shares from listing on the NYSE. After such Form 25 becomes effective, Aon UK will file a Form 15 with the SEC to terminate the registration of the Aon UK Shares and to suspend its related reporting obligations under Sections 13 and 15(d) of the U.S. Exchange Act.

Concurrently, pursuant to Rule 12g-3(a) promulgated under the U.S. Exchange Act, the Aon Ireland Shares will be deemed registered under Section 12(b) of the U.S. Exchange Act and Aon Ireland will be deemed to be the successor issuer to Aon UK. We anticipate the Aon Ireland Shares will be approved for listing on the NYSE and began trading on the day after the Effective Date under the symbol “AON,” the same symbol under which the Aon UK Shares currently trade.

What will happen to the outstanding debt securities and existing bank credit facilities of Aon UK and Aon Corporation as a result of the Scheme?

The outstanding debt securities and existing bank credit facilities of Aon UK and its wholly owned subsidiary, Aon Corporation, will remain in place following the Effective Time.

In connection with the Reorganization, Aon Ireland will guarantee all of the outstanding debt securities of Aon UK and Aon Corporation as an additional guarantor, including any outstanding commercial paper obligations under Aon Corporation’s U.S. commercial paper program and Aon UK’s European multi-currency commercial paper program. Such guarantees will not impact the existing guarantees of Aon UK or Aon Corporation, as applicable, and will not require the consent of the holders of any such outstanding debt securities.

Aon Ireland is expected to become a guarantor and an additional borrower under Aon UK’s existing bank credit facilities. Certain lender consents with respect to certain of these bank credit facilities are required and are expected to be obtained in advance of the Effective Date. Details of proposed changes are set forth in “Part I (EXPLANATORY STATEMENT)—21. Impact of the Scheme on the Outstanding Debt Securities and Existing Bank Credit Facilities of Aon UK and Aon Corporation” on page 53 of this Document.

EXPECTED TIMETABLE OF PRINCIPAL EVENTS

Principal Steps Taken to Date

The principal step that has been taken to date to complete the Reorganization is that Aon Ireland was formed as a private company (it is intended that Aon Ireland shall be re-registered as an Irish public limited company and renamed “Aon plc” prior to the Effective Date).

Expected Timetable of Principal Events

All times shown are London times unless otherwise stated. All dates and times are based on current expectations of Aon UK and Aon Ireland and are subject to change. If any of these dates and/or times change, Aon UK Shareholders will be notified of the revised dates and/or times by an announcement that will be made available at Aon UK’s website at www.aon.com.

For a telephone or internet proxy appointment to be valid, the appointment must be received by Broadridge no later than 7:00 p.m. (London time) on February 3, 2020 in respect of each of the Meetings. In the event that either Meeting is adjourned, the relevant proxy appointment must be received no later than 48 hours (excluding non-working days) before the time fixed for the adjourned Meeting.

Event	Expected Date/Time (London time)
Record date for determining those holders of interests in Aon UK Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC who are entitled to instruct such bank, broker or other nominee on how to vote those shares	The close of Aon UK’s register of members on December 17, 2019
Voting Record Time for Aon UK Shareholders	6:00 p.m. on January 31, 2020(1)
Latest time for lodging paper Proxy Cards for each of the Court Meeting and the General Meeting	7:00 p.m. on February 3, 2020(2)
Latest time for appointing a proxy by telephone or internet for each of the Court Meeting and the General Meeting	7:00 p.m. on February 3, 2020
Court Meeting	11:00 a.m. on February 4, 2020
General Meeting	11:15 a.m. on February 4, 2020(3)
Last time of dealings in and for registration of transfers, and for disablement in DTC, of Aon UK Shares	11:00 a.m. on March 12, 2020(4)
Suspension of listing and dealings in Aon UK Shares	11:00 a.m. on March 12, 2020(4)
Scheme Record Time	6:00 p.m. on March 12, 2020(4)
Court Hearing regarding the Scheme and the Aon UK Reduction of Capital	March 13, 2020(4)
Effective Date of the Scheme	March 13, 2020(4)

Event	Expected Date/Time (London time)
Issuance of Aon Ireland Shares; cancellation of Aon UK Shares and the listing thereof; crediting of Aon Ireland Shares to DTC accounts	March 13, 2020(4)
Commencement of trading in Aon Ireland Shares	By 5:00 p.m. on March 13, 2020(4)
Latest date for dispatch of cheques/settlement through DTC	14 days after the Effective Date
Latest date by which the Scheme must be implemented	December 31, 2020(5)
Irish Court hearing regarding the Aon Ireland Reduction of Capital	Six to eight weeks after the Effective Date
(1)

If either of the Meetings is adjourned, the Voting Record Time for the adjourned Meeting will be 6:00 p.m. (London time) on the date that is two days (excluding non-working days) before the date set for such adjourned Meeting.

(2)

The Proxy Card (labelled COURT MEETING) for the Court Meeting, if not received by the time stated above (or, if the Court Meeting is adjourned, 48 hours (excluding non-working days) before the time fixed for the adjourned Court Meeting), may be handed to the chair of the Court Meeting before the start of the Court Meeting. The Proxy Card (labelled GENERAL MEETING) for the General Meeting, if not received by the time stated above (or, if the General Meeting is adjourned, 48 hours (excluding non-working days) before the time fixed for the adjourned General Meeting), will be invalid. See “ACTION TO BE TAKEN” on page 12 of this Document.

(3)	To commence at 11:15 a.m. (London time) or as soon thereafter as the Court Meeting shall have concluded or adjourned.

(4)

These times and dates are indicative only and will depend on, among other things, the dates upon which (i) the Conditions are satisfied (or waived, where applicable), (ii) the Court sanctions the Scheme and (iii) the Court Order is delivered to the Registrar of Companies. If the expected date of the Court Hearing is changed, Aon UK will give adequate notice of such change by issuing an announcement that will be made available at Aon UK’s website at www.aon.com.

(5)	The latest date by which the Scheme must be implemented may be extended by agreement between Aon UK and Aon Ireland and (if required) the approval of the Court.

RISK FACTORS

In considering whether to vote in favor of the Scheme and the Shareholder Resolutions at the Meetings, carefully consider the following risks and/or investment considerations, as well as the matters set forth in “Forward-Looking Statements” on page 2 of this Document. In addition, carefully review the other information included and incorporated by reference herein, including the risk factors discussed under “Risk Factors” in Part I, Item 1A of Aon UK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in Part II, Item IA of Aon UK’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, as they discuss risks and uncertainties that could cause actual results and developments to differ materially from those express or implied by the forward-looking statements included or incorporated by reference herein.

Your rights as an Aon UK Shareholder will change as a result of the Reorganization.

Because of the differences between English law and Irish law and differences between the governing documents of Aon UK and Aon Ireland, your rights as a shareholder will change if the Reorganization is completed. A discussion of material differences in rights as an ordinary shareholder of Aon UK and Aon Ireland is set forth in “Part V (ADDITIONAL INFORMATION) — Comparison of the Rights of Holders of Aon UK Shares and Aon Ireland Shares” on page 95 of this Document.

The anticipated benefits of the Reorganization may not be realized.

We expect that the Reorganization will, among other things, provide greater certainty around ongoing access to existing U.S. treaties with other EU member countries from which the Aon UK Group derives benefit. However, we may not realize the benefits we anticipate from the Reorganization. Our failure to realize those benefits could have an adverse effect on our business. See “Part I (EXPLANATORY STATEMENT) — Reasons for the Scheme and the Shareholder Resolutions” on page 44 of this Document.

The tax rate that will apply to Aon Ireland is uncertain and may vary from expectations.

There can be no assurance that the Reorganization will improve Aon Ireland’s ability to maintain any particular worldwide effective corporate tax rate. We cannot give any assurance as to what Aon Ireland’s effective tax rate will be after the completion of the Reorganization because of, among other things, uncertainty regarding the tax policies of the jurisdictions in which Aon Ireland and its affiliates will operate. Aon Ireland’s actual effective tax rate may vary from our expectations, and such variance may be material. Additionally, tax laws or their implementation and applicable tax authority practices in any particular jurisdiction could change in the future, possibly on a retroactive basis, and any such change could have a material adverse impact on Aon Ireland and its affiliates.

The IRS may disagree with our conclusions on the tax treatment of the Exchange.

The Exchange is expected to qualify as a tax-free exchange under Section 351 of the U.S. Code for U.S. federal income tax purposes. In general, assuming the Exchange is so treated, U.S. Holders (as defined in “Part IV (TAXATION) — Material U.S. Federal Income Tax Consequences” on page 75 of this Document) of Aon UK Shares, other than U.S. Holders who own (directly, indirectly or constructively) 5% or more (by vote or value) of the outstanding Aon UK Shares or, after such exchange, the outstanding Aon Ireland Shares and who do not enter into a gain recognition agreement pursuant to Treasury Regulations Section 1.367(a)-3(b)(1)(ii), generally will not be subject to U.S. federal income taxation on the Exchange. See “Part IV (TAXATION) — Material U.S. Federal Income Tax Consequences — Material Tax Consequences of the Exchange to U.S. Holders of Aon UK Shares” on page 77 of this Document for a more detailed description of the U.S. federal income tax consequences of the Exchange. However, neither Aon UK nor Aon Ireland intends to request a ruling from the IRS regarding the U.S. federal income tax consequences of the Exchange. Consequently, there is no guarantee that the IRS will treat the Exchange as a tax-free exchange under Section 351 of the U.S. Code for U.S.

federal income tax purposes. If the IRS successfully challenges the treatment of the Exchange as such a tax-free exchange under Section 351 of the U.S. Code for U.S. federal income tax purposes, adverse U.S. federal income tax consequences may result, including the recognition of taxable gain by U.S. Holders of Aon UK Shares.

Future changes to tax laws could adversely affect Aon Ireland.

The U.S. Congress, the European Union, the Organization for Economic Co-operation and Development and other government agencies in jurisdictions where Aon Ireland and its affiliates do business have, in recent times, focused extensively on issues related to the taxation of multinational corporations. As a result, U.K., U.S. and Irish tax laws, as well as tax laws in other countries in which Aon Ireland and its affiliates do business, could change on a prospective or retroactive basis, and any such changes could adversely affect Aon Ireland and its affiliates.

Legislative and regulatory action could materially affect us.

Regardless of whether the Reorganization is completed, our tax position could be adversely impacted by changes in tax laws, tax treaties or tax regulations, or the interpretation or enforcement thereof, by any tax authority. For example, legislative action may be taken by the U.S. Congress that, if ultimately enacted, could override tax treaties upon which we rely or could broaden the circumstances under which we would be considered a U.S. resident regardless of whether we complete the Reorganization, each of which could materially and adversely affect our effective tax rate and cash tax position. We cannot predict the outcome of any specific legislative proposals. However, if proposals were enacted that had the effect of disregarding all or some of the Reorganization or limiting our ability to take advantage of tax treaties between Ireland and other jurisdictions (including the United States), we could be subjected to increased taxation. In addition, any future amendments to the current income tax treaties between Ireland and other jurisdictions could subject us to increased taxation.

In particular, on December 22, 2017, the TCJA was signed into law, significantly changing the U.S. Code. These changes include, among other things, lowering the corporate income tax rate, subjecting certain future foreign subsidiary earnings, whether or not distributed, to U.S. tax under a Global Intangible Low-Taxed Income provision, imposing a new alternative “Base Erosion and Anti-Abuse Tax” on U.S. corporations that limits deductions for certain deductible amounts payable to foreign affiliates, imposing significant additional limitations on the deductibility of interest payable to related and unrelated lenders, further limiting deductible executive compensation and imposing a one-time repatriation tax on deemed repatriated earnings of foreign subsidiaries accumulations through the end of 2017. The new statutory provisions have been the subject of temporary, proposed and final regulations and other guidance that could materially affect their application. In many cases, the regulations and other guidance proposed to apply retroactively to the date of enactment of the TCJA. The U.S. government could also further modify the rules. We continue to analyze how the TCJA, and any regulations or other governmental action with respect thereto, may impact our business and results of operations. The changes effected pursuant to the TCJA, and the regulations or other governmental action thereunder, may have an adverse or volatile effect on our tax rate in fiscal years 2019 and beyond, thereby affecting our results of operations. Additionally, the resulting uncertainty with respect to the interpretation and application of the new statutory provisions, and the risk that regulations or other governmental guidance, including revisions to any such regulations or other governmental action that may change the application of the new statutory provisions, may affect our assessment of the effect of the TCJA on our business and operations as we continue to analyze it.

As an Irish company following the Reorganization, we will be required to comply with numerous Irish legal requirements. Compliance with Irish laws and regulations may require us to incur additional costs and have a material and adverse effect on our financial condition and results of operations.

After the Reorganization, certain dividends received by you may be subject to Irish dividend withholding tax.

In certain limited circumstances, DWT, which currently applies at a rate of 20% and is expected to increase to 25% on January 1, 2020, may arise in respect of dividends, if any, paid on Aon Ireland Shares. A number of exemptions from DWT exist, including exemptions pursuant to which Aon Ireland Shareholders resident in the United States, the United Kingdom and the other Relevant Territories listed on Annex C hereto may be entitled to exemptions from DWT. See “Part IV (TAXATION)” of this Document for further information on the general operation of DWT and the relevant exemptions. In particular, note the requirement to complete certain DWT Forms in order to qualify for many of the exemptions.

Dividends paid in respect of Aon Ireland Shares that are owned by a U.S. resident and held through DTC will not be subject to DWT, provided that the address of the beneficial owner of such Aon Ireland Shares in the records of the broker holding such shares is recorded as being in the United States (and such broker has further transmitted the relevant information to a qualifying intermediary appointed by Aon Ireland).

Dividends paid in respect of Aon Ireland Shares that are held outside of DTC by a person who is a U.S. resident will not be subject to DWT if such Aon Ireland Shareholder satisfies the conditions of one of the exemptions (including the requirement to furnish a valid DWT Form together with a completed IRS Form 6166) to the Transfer Agent to confirm such Aon Ireland Shareholder’s U.S. residence and claim an exemption.

Aon Ireland Shareholders resident in the other Relevant Territories may also be eligible for an exemption from DWT on dividends paid in respect of their Aon Ireland Shares, provided that they satisfy the conditions of one of the exemptions, including the requirement to furnish valid DWT Forms to their brokers (in respect of interests in Aon Ireland Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC) and for such brokers to transmit the relevant information to a qualifying intermediary appointed by Aon Ireland or to the Transfer Agent (in respect of Aon Ireland Shares held outside of DTC).

However, other Aon Ireland Shareholders may be subject to DWT, which could adversely affect the price of their Aon Ireland Shares. See “Part IV (TAXATION)” of this Document for more information on DWT.

After the Reorganization, dividends received by you could be subject to Irish income tax.

Aon Ireland Shareholders that are entitled to an exemption from DWT on dividends paid in respect of their Aon Ireland Shares will not be subject to Irish income tax in respect of those dividends, unless they have some connection with Ireland other than their holding of Aon Ireland Shares (for example, they are resident in Ireland). Shareholders who are neither resident nor ordinarily resident in Ireland, but who are not entitled to an exemption from DWT, generally will have no further Irish income tax liability on those dividends which are subject to DWT. See “Part IV (TAXATION)” of this Document for more information.

Aon Ireland Shares received by means of a gift or inheritance could be subject to Irish capital acquisitions tax.

CAT could apply to a gift or inheritance of Aon Ireland Shares irrespective of the place of residence, ordinary residence or domicile of the parties. This is because Aon Ireland Shares will be regarded as property situated in Ireland. The person who receives the gift or inheritance has primary liability for CAT. Gifts and inheritances passing between spouses are exempt from CAT. Children have a tax-free threshold of €320,000 in respect of taxable gifts or inheritances received from their parents, which is expected to increase to €335,000 for gifts and inheritances taken on or after October 9, 2019. See “Part IV (TAXATION)” of this Document for further information.

Critical coverage of the Reorganization could adversely affect our business and our share price.

There has been and continues to be critical coverage of companies that conduct business in the United States and in other countries but are domiciled elsewhere. It is possible that we may become subject to such critical coverage in connection with the Reorganization.

The Aon UK Board may choose to delay or abandon the Reorganization at any time.

The Aon UK Board may delay or abandon the Reorganization for any reason or at any time, including after shareholder approval has been obtained at the Meetings. While we currently expect to complete the

Reorganization as soon as practicable after the Court Hearing, the Aon UK Board may delay the Reorganization for a significant time or may abandon the Reorganization because, among other reasons, the Reorganization is no longer in the best interest of Aon UK or Aon UK Shareholders or may not result in the benefits we expect, or our estimated cost of the Reorganization increases. Additionally, we may not be able to obtain the requisite shareholder or court approvals to effect the Reorganization.

As an Irish public limited company, certain capital structure decisions regarding Aon Ireland will require the approval of Aon Ireland Shareholders, which may limit Aon Ireland’s flexibility to manage its capital structure.

Irish law generally provides that a board of directors may allot and issue shares (or rights to subscribe for or convert into shares) if authorized to do so by a company’s constitution or by an ordinary resolution. Such authorization may be granted for up to the maximum of a company’s authorized but unissued share capital and for a maximum period of five years, at which point it must be renewed by another ordinary resolution. The Aon Ireland Constitution authorizes the Aon Ireland Directors to allot shares up to the maximum of Aon Ireland’s authorized but unissued share capital for a period of five years from the date of adoption of the Aon Ireland Constitution. This authorization will need to be renewed by ordinary resolution upon its expiration and at periodic intervals thereafter. Under Irish law, an allotment authority may be given for up to five years at each renewal, but governance considerations may result in renewals for shorter periods or for less than the maximum permitted number of shares being sought or approved.

While Irish law also generally provides shareholders with preemptive rights when new shares are issued for cash, it is possible for the Aon Ireland Constitution, or for Aon Ireland Shareholders in a general meeting, to exclude such preemptive rights. The Aon Ireland Constitution excludes preemptive rights for a period of five years from the date of adoption of the Aon Ireland Constitution. This exclusion will need to be renewed by special resolution upon its expiration and at periodic intervals thereafter. Under Irish law, a disapplication of preemption rights may be authorized for up to five years at each renewal, but governance considerations may result in renewals for shorter periods or for less than the maximum permitted number of unissued shares being sought or approved.

Attempted takeovers of Aon Ireland will be subject to the Irish Takeover Rules and will be under the supervisory jurisdiction of the Irish Takeover Panel.

Aon Ireland will be subject to the Irish Takeover Rules, which regulate the conduct of takeovers of, and certain other relevant transactions affecting, Irish public limited companies listed on certain stock exchanges, including the NYSE. The Irish Takeover Rules are administered by the Irish Takeover Panel, which has supervisory jurisdiction over such transactions. Among other matters, the Irish Takeover Rules operate to ensure that no offer is frustrated or unfairly prejudiced and, in situations involving multiple bidders, that there is a level playing field. For example, pursuant to the Irish Takeover Rules, the Aon Ireland Board will not be permitted, without shareholder approval, to take certain actions which might frustrate an offer for Aon Ireland Shares once the Aon Ireland Board has received an approach that might lead to an offer or has reason to believe that an offer is, or may be, imminent.

Under the Irish Takeover Rules, if an acquisition of Aon Ireland Shares were to increase the aggregate holdings of the acquirer (together with its concert parties) to 30% or more of the voting rights of Aon Ireland, such acquirer and, in certain circumstances, its concert parties would be required (except with the consent of the Irish Takeover Panel) to make an offer for the outstanding Aon Ireland Shares at a price not less than the highest price paid by such acquirer or its concert parties for Aon Ireland Shares during the previous 12 months. This requirement would also be triggered by the acquisition of Aon Ireland Shares by any person holding (together with its concert parties) between 30% and 50% of the voting rights of Aon Ireland if the effect of such acquisition were to increase that person’s voting rights by 0.05% within a 12-month period.

Anti-takeover provisions in the Aon Ireland Constitution could make an acquisition of Aon Ireland more difficult. The Aon Ireland Constitution contains provisions that may delay or prevent a change of control, discourage bids at a premium over the market price of Aon Ireland Shares, adversely affect the market price of Aon Ireland Shares, and adversely affect the voting and other rights of Aon Ireland Shareholders. These provisions include: (i) permitting the Aon Ireland Board to issue preference shares without the approval of Aon Ireland Shareholders, with such rights, preferences and privileges as they may designate; and (ii) allowing the Aon Ireland Board to adopt a shareholder rights plan upon such terms and conditions as it deems expedient in the interests of Aon Ireland.

Following the completion of the Reorganization, it is possible that we will be removed from the S&P 500 stock index and other indices, which could have an adverse impact on our share price.

The Aon UK Shares are currently a component of the S&P 500 stock index and other indices. Based on current S&P guidelines, we believe that the Aon Ireland Shares will meet S&P criteria for inclusion in the S&P 500 stock index upon completion of the Reorganization, which criteria include requirements that its constituent companies file Annual Reports on Form 10-K with the SEC, are not foreign private issuers, derive a plurality of revenues or have a plurality of fixed assets in the United States, are primarily listed on the NYSE or NASDAQ and have a corporate governance consistent with U.S. practice. Nonetheless, S&P retains discretion to determine whether the Aon Ireland Shares should continue as a component of the S&P 500 stock index upon the completion of the Reorganization.

We expect that S&P will determine whether the Aon Ireland Shares qualify for inclusion in the S&P 500 stock index on or around the Effective Time. However, following the Effective Time, it is possible that, if we were to fail to meet any of S&P criteria for inclusion therein, the Aon Ireland Shares would be excluded from the S&P 500 stock index. If the Aon Ireland Shares were not included as a component of the S&P 500 stock index or other indices or if we no longer meet the qualifications of such indices, institutional investors that are required to track the performance of the S&P 500 stock index or such other indices or the funds that impose those qualifications would potentially be required to sell their Aon Ireland Shares, which could adversely affect the price thereof.

The market for Aon Ireland Shares may differ from the current market for Aon UK Shares.

We intend to list the Aon Ireland Shares on the NYSE under the symbol “AON,” the same symbol under which the Aon UK Shares are currently listed. However, the market price, trading volume and volatility of the Aon Ireland Shares could be different than those of the Aon UK Shares. We have no current plans to list the Aon Ireland Shares on any other securities exchange, including Euronext Dublin.

Transfers of Aon Ireland Shares, other than by means of the transfer of book-entry interests in DTC, may be subject to Irish stamp duty.

We expect that there will be no Irish stamp duty for the majority of transfers of Aon Ireland Shares. Transfers of Aon Ireland Shares effected by means of the transfer of book-entry interests in DTC should not be subject to Irish stamp duty. However, if you hold Aon Ireland Shares directly, rather than beneficially through DTC, any transfer of your Aon Ireland Shares could be subject to Irish stamp duty (currently at the rate of 1% of the higher of the price paid or the market value of the Aon Ireland Shares acquired).

If you hold Aon Ireland Shares directly, you may transfer such Aon Ireland Shares into your own broker account to be held through DTC (or vice versa) without giving rise to Irish stamp duty, provided that there is no change in the beneficial ownership of the Aon Ireland Shares as a result of the transfer and the transfer is not in contemplation of a sale of the Aon Ireland Shares by a beneficial owner to a third party.

Due to the potential Irish stamp duty charge on transfers of Aon Ireland Shares held outside of DTC, Aon UK Shareholders who do not currently hold their interests in Aon UK Shares in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC should, upon the Scheme being implemented, consider doing so with respect to the Aon Ireland Shares received by them.

The potential payment of an Irish stamp duty, which generally is a legal obligation of a transferee (except where a stamp duty liability arises when shares are transferred to Cede & Co. for deposit in DTC, in which case payment of stamp duty will need to be made by the transferor before such shares are accepted into DTC), could adversely affect the price of the Aon Ireland Shares. See “Part IV (TAXATION)” of this Document for a general description of the Irish stamp duty consequences of the Scheme and the transfer of Aon Ireland Shares.

If the Aon Ireland Shares are not eligible for deposit and clearing within the facilities of DTC, then transactions in the Aon Ireland Shares may be disrupted.

The facilities of DTC are a widely-used mechanism that allow for rapid electronic transfers of securities between the participants in the DTC system, which include many large banks and brokerage firms.

Upon the completion of the Reorganization, the Aon Ireland Shares will be eligible for deposit and clearing within the DTC system. We expect to enter into arrangements with DTC whereby we will agree to indemnify DTC for any Irish stamp duty that may be assessed upon it as a result of its service as a depository and clearing agency for the Aon Ireland Shares. We expect these actions, among others, will result in DTC agreeing to accept the Aon Ireland Shares for deposit and clearing within its facilities upon the completion of the Reorganization.

DTC is not obligated to accept the Aon Ireland Shares for deposit and clearing within its facilities upon the completion of the Reorganization and, even if DTC does initially accept the Aon Ireland Shares, it generally will have discretion to cease to act as a depository and clearing agency for the Aon Ireland Shares. If DTC determined prior to the completion of the Reorganization that the Aon Ireland Shares are not eligible for clearance within its facilities, then we would not expect to complete the Reorganization in its current form. However, if DTC determined at any time after the completion of the Reorganization that the Aon Ireland Shares were not eligible for continued deposit and clearance within its facilities, then we believe the Aon Ireland Shares would not be eligible for continued listing on a U.S. securities exchange and trading in the Aon Ireland Shares would be disrupted. While we would pursue alternative arrangements to preserve our listing and maintain trading, any such disruption could have a material adverse effect on the trading price of the Aon Ireland Shares.

If we are not successful in amending or waiving certain provisions of our bank credit facilities, the Reorganization may result in a breach of certain provisions of these facilities.

We expect to seek lender consents with respect to certain of our existing bank credit facilities in connection with the Reorganization. One of the conditions to the consummation of the Reorganization is that Aon UK enter into such amendments and/or waivers on terms acceptable to us, though we may waive this condition. Although we expect to obtain such amendments and/or waivers, we may be unsuccessful in doing so, which could result in a breach of certain provisions of our bank credit facilities. Additionally, although we expect that no material change would be made to the terms of our bank credit facilities in connection with obtaining such lender consents, we cannot guarantee that there would not be any such change.

The relevant regulatory approvals may not be forthcoming.

Failure to obtain any necessary regulatory approvals under applicable laws (including laws governing insurance brokerage and other financial services laws) in the United Kingdom, the United States, Ireland and various countries in which we do business, may prevent completion of the Reorganization or result in a breach of law or regulation if the Reorganization is completed without a necessary approval, which may result in sanctions being imposed.

The Reorganization will result in additional direct and indirect costs, even if it is not consummated.

We will incur additional costs and expenses as a result of the Reorganization, although we do not expect these costs to be material. These costs and expenses include professional fees to comply with Irish corporate and tax laws and financial reporting requirements, as well as additional costs we may incur going forward as a result of our new corporate structure. In addition, we have incurred and expect to further incur legal, accounting, filing and possible other fees and mailing, financial printing and other expenses in connection with the Reorganization, even if the Shareholder Resolutions are not approved and/or the Scheme is not consummated. The Reorganization may also negatively affect us by diverting the attention of our management and employees from our operating business during the period of implementation and by increasing other administrative costs and expenses.

PART I

EXPLANATORY STATEMENT

(in compliance with section 897 of the Companies Act 2006)

December 20, 2019

Dear Aon UK Shareholder,

RECOMMENDED SCHEME OF ARRANGEMENT

BETWEEN AON PLC AND AON LIMITED

1.	Introduction

On October 29, 2019, Aon UK announced proposals relating to the corporate structure and organization of the Aon UK Group, including its intention to create a new Irish incorporated parent company for the Aon UK Group. Such proposals will be implemented by putting in place Aon Ireland as the new publicly held parent company for the Aon UK Group by means of a scheme of arrangement under sections 895-899 of the Companies Act. Following the Scheme becoming effective, a reduction of the share capital of Aon Ireland is intended to be implemented pursuant to Irish law.

Aon UK has concluded that moving the jurisdiction of incorporation for Aon’s parent company to Ireland from the United Kingdom will, among other things, provide greater certainty around ongoing access to existing U.S. treaties with other EU member countries from which the Aon UK Group derives benefit. Ireland has a sophisticated economy and a stable and well-developed legal system and regulatory regime with many similarities to the United Kingdom. The Aon UK Board believes this strategic plan will allow us to maintain a stable corporate structure and capital flexibility and drive long-term shareholder value.

We believe the Reorganization will have no material impact on the day-to-day conduct of the business of the various operating companies within the Aon UK Group, the strategy of the Aon UK Group or the dividend policy of Aon Ireland as the new Irish parent company. We do not anticipate that the Reorganization will result in any job losses or relocation out of the United Kingdom of existing personnel who comprise the workforce of our various U.K. operating companies.

The Aon Ireland Board will be comprised of the current members of the Aon UK Board. Upon completion of the Scheme, those individuals will cease to be directors of Aon UK, the subsidiary company. There will be no substantive changes to those corporate governance or investor protection measures pertinent to Aon UK prior to the Scheme.

Implementation of the Scheme will result in Aon UK Shareholders exchanging their Aon UK Shares for Aon Ireland Shares. It is intended that Aon Ireland shall be re-registered as an Irish public limited company and renamed “Aon plc” prior to the Effective Date. As is the case for Aon UK, we expect that Aon Ireland will have its primary listing on the NYSE under the symbol “AON” and, upon listing, will be included in the S&P 500 stock index.

The Scheme will require the approval of Aon UK Shareholders at the Court Meeting. Full implementation of the Reorganization will also require approval of Aon UK Shareholders of the Shareholder Resolutions relating to the Scheme to be proposed at the General Meeting. For more information, see “Part I (EXPLANATORY STATEMENT) — 8. Description of the Scheme and the Meetings” on page 47 of this Document.

Your attention is drawn to the letter from the Chief Executive Officer and the Chair of Aon UK, which begins on the cover of this Document and forms part of this Explanatory Statement. That letter contains, among other things, the unanimous recommendation by the Aon UK Board to Aon UK

Shareholders to vote “FOR” the Scheme at the Court Meeting and “FOR” each of the Shareholder Resolutions at the General Meeting, as well as an explanation of the background to and reasons for recommending the Scheme and the Shareholder Resolutions.

The terms of the Scheme are set forth in full in “Part III (THE SCHEME OF ARRANGEMENT)” of this Document.

Statements made or referred to in this letter regarding Aon Ireland’s reasons for the Scheme, information concerning the business of the Aon Ireland Group, the financial effects of the Scheme on Aon Ireland and/or intentions or expectations of or concerning the Aon Ireland Group reflect the views of the Aon Ireland Board. Statements made or referred to in this letter regarding the background to and reasons for the recommendation of the Aon UK Board, information concerning the business of the Aon UK Group, and/or intentions or expectations of or concerning the Aon UK Group, reflect the views of the Aon UK Board.

Aon UK and Aon Ireland

Aon UK is the parent company of a leading global professional services firm that provides advice and solutions to clients focused on risk, retirement and health, delivering distinctive client value via innovative and effective risk management and workforce productivity solutions that are under-pinned by industry-leading data and analytics.

Aon UK’s clients are globally diversified and include all market segments (individuals through personal lines, mid-market companies and large global companies) and almost every industry in over 120 countries and sovereignties. This diversification of Aon UK’s customer base helps provide it stability in different economic scenarios that could affect specific industries, customer segments or geographies.

Aon UK serves its clients through the following businesses:

•	Commercial Risk Solutions: includes retail brokerage, global risk consulting, cyber solutions and captives.

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In retail brokerage, Aon UK’s team of expert risk advisors applies a client-focused approach to commercial risk products and services that leverage Aon UK’s global network of resources, industry-leading data and analytics and specialized expertise.

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Global risk consulting is a world-leading provider of risk consulting services supporting clients to better understand and manage their risk profile through identifying and quantifying the risks they face. Aon UK assists clients with the selection and implementation of the appropriate risk transfer, risk retention and risk mitigation solutions, and ensures the continuity of their operations through claims consulting.

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Cyber solutions is one of the industry’s premier resources in cyber risk management. Aon UK’s strategic focus extends to identify and protect critical digital assets supported by best-in-class transactional capabilities, enhanced coverage expertise, deep carrier relationships and incident response expertise.

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Captives is a leading global captive insurance solutions provider that manages over 1,100 insurance entities worldwide including captives, protected segregated and incorporated cell facilities, as well as entities that support insurance-linked securities and specialist insurance and reinsurance companies.

•	Reinsurance Solutions: includes treaty and facultative reinsurance and capital markets.

○	Treaty reinsurance addresses underwriting and capital objectives on a portfolio level, allowing Aon UK’s clients to more effectively manage the combination of premium growth, return on capital and rating agency interests. This includes the development of more competitive, innovative and efficient risk transfer options.

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Facultative reinsurance empowers clients to better understand, manage and transfer risk through innovative facultative solutions and provides the most efficient access to the global facultative reinsurance markets.

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Capital markets is a global investment bank with expertise in mergers and acquisitions, capital raising, strategic advice, restructuring, recapitalization services and insurance-linked securities. Aon UK partners with insurers, reinsurers, investment firms, banks and corporations in the management of complex commercial issues through the provision of corporate finance advisory services, capital markets solutions and innovative risk management products.

•	Retirement Solutions: includes core retirement, human capital solutions and investment consulting.

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Retirement consulting specializes in providing organizations across the globe with strategic design consulting on their retirement programs, actuarial services and risk management, including pension de-risking, governance, integrated pension administration and legal and compliance consulting.

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Human capital solutions delivers advice and solutions that help clients accelerate business outcomes by improving the performance of their people. Aon UK supports the full employee lifecycle, including assessment and selection of the right talent to design, align and benchmark compensation to business strategy and performance outcomes.

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Investment consulting provides public and private companies and other institutions with advice on developing and maintaining investment programs across a broad range of plan types, including defined benefit plans, defined contribution plans, endowments and foundations. Aon UK’s delegated investment solutions offer ongoing management of investment programs and fiduciary responsibilities either in a partial or full discretionary model for multiple asset owners. Aon UK partners with clients to deliver its scale and experience to help them effectively manage their investments, risk and governance and potentially lower costs.

•	Health Solutions: includes heath and benefits consulting and brokerage, as well as health care exchanges.

○	Health and benefits brokerage partners with employers to develop innovative, customized benefits strategies that help manage risk, drive engagement and promote accountability.

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Aon UK’s private health exchange solutions help employers transform how they sponsor, structure and deliver health benefits by building and operating a cost effective alternative to traditional employee and retiree health care. Aon UK seeks outcomes of reduced employer costs, risk and volatility, alongside greater coverage and plan choices for individual participants.

•	Data & Analytic Services: includes Affinity, Aon InPoint and ReView.

○	Affinity specializes in developing, marketing and administering customized insurance programs and specialty market solutions for Affinity organizations and their members or affiliates.

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Aon InPoint draws on the Global Risk Insight Platform, one of Aon UK’s proprietary databases, and is dedicated to making insurers more competitive by providing data, analytics, engagement and consulting services.

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ReView draws on Aon UK’s proprietary databases and broker market knowledge to provide advisory services, analysis and benchmarking to help reinsurers more effectively meet the needs of cedents through the development of more competitive, innovative and efficient risk transfer options.

Aon Ireland

Aon Ireland is an Irish incorporated limited company, with Aon UK being the holder of Aon Ireland’s entire issued share capital, which currently consists solely of the Aon Ireland Subscriber Share. It is intended that Aon Ireland shall be re-registered as an Irish public limited company and renamed “Aon plc” prior to the Effective Date. An additional 24,999 Euro Ordinary Shares in Aon Ireland’s share capital will, prior to the Effective Date, be allotted (but not issued) to Aon UK in order to satisfy minimum statutory capital requirements for all Irish public limited companies. It is intended that at the Effective Time, Aon UK will surrender its entitlement to be issued the 24,999 Euro Ordinary Shares pursuant to such allotment and will surrender the Aon Ireland Subscriber Share to Aon Ireland for nil consideration. Aon Ireland has not engaged in any business since its formation other than activities associated with its anticipated participation in the Scheme.

2.	Summary of the Scheme and the Shareholder Resolutions

The Scheme

The principal steps involved in the Scheme are as follows:

Aon UK Reduction of Capital, Cancellation of the Scheme Shares and Issue of the Aon Ireland Shares

Under the Scheme, all Scheme Shares will be cancelled at the Effective Time through the Aon UK Reduction of Capital on the Effective Date, which we expect to be March 13, 2020.

In consideration of the cancellation of the Scheme Shares, the Scheme Shareholders at the Scheme Record Time will receive, in exchange for each Scheme Share, one Aon Ireland Share.

If the Scheme becomes effective, it will result in the allotment and issuance of approximately 232 million Aon Ireland Shares to Aon UK Shareholders on the register at the Scheme Record Time (based on the number of Aon UK Shares in issue as of December 17, 2019). The Aon Ireland Shares to be issued pursuant to the Scheme will represent 100% of the Combined Group.

Upon the Scheme becoming effective, the rights attaching to the Aon Ireland Shares will be substantially the same as those attaching to the existing Aon UK Shares. A summary of the rights attaching to the Aon Ireland Shares and a summary of the principal differences between the Aon UK Articles and the Aon Ireland Constitution are set forth in “Part V (ADDITIONAL INFORMATION) — Description of Aon Ireland Shares” and “Part V (ADDITIONAL INFORMATION) — Comparison of the Rights of Holders of Aon UK Shares and Aon Ireland Shares” on pages 82 and 95 of this Document, respectively.

Establishing Aon Ireland as the New Parent Company of the Aon UK Group

Immediately following the cancellation of the Scheme Shares and the issue of the new Aon Ireland Shares to the Scheme Shareholders:

•	first, Aon Ireland will subscribe for one New Aon UK Share for $150 and Aon UK will allot and issue such New Aon UK Share to Aon Ireland; and

•

immediately afterwards, Aon UK will capitalize and apply (a) the credit arising in the books of Aon UK as a result of the cancellation of the Scheme Shares and (b) Aon UK’s Other Reserves, in paying up in full at par such number of New Aon UK Shares as have an aggregate nominal value equal to (x) all of the credit arising in the books of Aon UK as a result of the cancellation of the Scheme Shares and (y) Aon UK’s Other Reserves, and will allot and issue the same, credited as fully paid, to Aon Ireland.

As a result, the aggregate nominal value of the New Aon UK Shares will exceed the aggregate nominal value of the Scheme Shares that are cancelled as part of the Scheme. The New Aon UK Shares will be issued (at a nominal value of $150 per share) to Aon Ireland, which will, as a result, become the parent company of Aon UK and the Aon UK Group.

The allotment and issue by Aon UK to Aon Ireland of one New Aon UK Share for $150 described above is in order to facilitate the allotment by Aon UK of the other New Aon UK Shares to Aon Ireland without the requirement for an independent valuation of the New Aon UK Shares.

The Shareholder Resolutions

Following approval of the Scheme at the Court Meeting, Aon UK Shareholders will be asked at the General Meeting to consider and, if thought fit, pass the Shareholder Resolutions necessary to implement the Scheme and certain related matters.

Five Shareholder Resolutions are to be considered at the General Meeting, as set forth below.

Resolution No. 1

(a)	Aon UK Board Authority

Aon UK Shareholders are being asked to approve the Scheme and authorize the Aon UK Board to take all actions that it considers necessary or appropriate to carry the Scheme into effect.

(b)	Aon UK Reduction of Capital

Approval is being sought for the Aon UK Reduction of Capital, pursuant to which the capital of Aon UK will be reduced through the cancellation and extinguishment of all of the Scheme Shares. The Aon UK Reduction of Capital is described in more detail above.

(c)	Aon UK Articles Amendment

Approval is being sought to amend the Aon UK Articles to ensure that: (i) any Aon UK Shares issued under the Aon UK Share Plans or otherwise after the date of such amendment will be subject to the Scheme; (ii) no Aon UK Shares are issued to any person between the Scheme Record Time and the Effective Time; and (iii) shares to be issued pursuant to any Aon UK Share Plans after the Scheme Record Time are issued only after the Effective Time and will be automatically acquired by Aon Ireland for consideration of the issuance of Aon Ireland Shares (on the basis of one Aon Ireland Share per each Aon UK Share so acquired). These provisions will avoid any person (other than Aon Ireland or its nominee) being left with Aon UK Shares after the Effective Time.

In addition, the proposed amendment to the Aon UK Articles will create a new class of Class E ordinary shares with a nominal value of $150, which will facilitate the issue of the New Aon UK Shares to Aon Ireland required as part of the Scheme, as described in more detail above.

The form of amendment to the Aon UK Articles subject to consideration by Aon UK Shareholders in the Aon UK Articles Amendment Proposal (Proposal No. 3) is attached to this Document as Annex B. Paragraph (c) of the Shareholder Resolutions set forth in the notice of the General Meeting in “Part VIII (NOTICE OF GENERAL MEETING)” of this Document seeks the approval of Aon UK Shareholders for such amendment.

(d)	Issue of New Aon UK Shares

Approval is being sought for the issue of the New Aon UK Shares to Aon Ireland required as part of the Scheme, as described in more detail above.

Resolution No. 2: Aon Ireland Reduction of Capital and Creation of Distributable Profits

Approval is being sought for the Aon Ireland Reduction of Capital, conditional upon the Scheme becoming effective.

Aon Ireland intends to make an application to the Irish Court to implement the Aon Ireland Reduction of Capital. It is expected that the Aon Ireland Reduction of Capital will become effective by six to eight weeks following the Effective Date. Upon the Aon Ireland Reduction of Capital becoming effective, distributable profits of Aon Ireland will be created pursuant to Irish law by reducing the nominal value of, and cancelling the associated company capital paid-up on, each Aon Ireland Share authorized and issued pursuant to the Scheme from $150 to $0.01, such that the resulting reserve will be treated as distributable profits.

The purpose of the Aon Ireland Reduction of Capital is to create distributable profits that are available to make dividends and other distributions (and, generally, share repurchases and redemptions), at the discretion of the Aon Ireland Board, from time to time or for any other lawful purpose to which such profits may be applied.

The Aon Ireland Reduction of Capital is designed to create in Aon Ireland a level of distributable profits similar to that which is currently available to Aon UK and to enable Aon Ireland to continue Aon UK’s existing dividend policy in a financially and operationally efficient manner.

This is a legal and accounting adjustment and will not of itself have any direct impact on the market value of the Aon Ireland Shares or on the number of Aon Ireland Shares held by each Aon Ireland Shareholder.

The Aon Ireland Reduction of Capital requires the passing of a special resolution of Aon Ireland, which will be undertaken prior to the Effective Date and which will be conditional upon the Scheme becoming effective, and the approval of the Irish Court. Aon UK Shareholders are being asked to approve the Aon Ireland Reduction of Capital as one of the Shareholder Resolutions to be proposed at the General Meeting to satisfy the equitable requirements of the Irish Court.

Resolution No. 3: Off-Exchange Buyback and Cancellation of Class B Ordinary Shares of Aon UK Held by Aon Corporation

Approval is being sought of a purchase contract to be entered into between Aon UK and Aon Corporation for the purchase at nominal value by Aon UK from Aon Corporation of 125,000 Class B ordinary shares of Aon UK with a nominal value of £0.40 per share for total consideration of £50,000. A copy of such purchase contract, which is subject to the approval of Aon UK Shareholders at the General Meeting, will be available for inspection by Aon UK Shareholders at Aon UK’s registered office for the 15 days prior to the General Meeting and at the General Meeting itself. Following the General Meeting and subject to approval of the transaction by Aon UK Shareholders, the purchased shares will be acquired pursuant to the purchase contract and subsequently cancelled. Approval of the Buyback Proposal is not a condition to proceeding with the Scheme.

Resolution No. 4: NYSE Delisting of Aon UK Shares

The Aon UK Shares are currently listed on the NYSE under the symbol “AON.” Approval is being sought for the delisting of the Aon UK Shares from the NYSE, conditional upon the Scheme becoming effective. Prior to the Scheme becoming effective, an application will be made by Aon UK to the NYSE for the cancellation of the listing and trading of Aon UK Shares on the NYSE, to take effect on or shortly after the Effective Date. In the event of any adjournment of the Meetings or any delay in obtaining the Court’s sanction of the Scheme, the application for the Aon UK Shares to be delisted will be deferred, so that the listing will not be cancelled until immediately before the Effective Time.

As is the case for Aon UK, we expect that Aon Ireland will have its primary listing on the NYSE. Application will be made for the Aon Ireland Shares to be admitted to listing and trading on the NYSE under the symbol “AON,” the same symbol under which the Aon UK Shares are currently listed.

Resolution No. 5: Adjournment Proposal

Approve the adjournment of the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the other Shareholder Resolutions.

3.	Reasons for the Scheme and the Shareholder Resolutions

The Aon UK Group’s Strategy

The Aon UK Group is a leading professional services firm providing advice and solutions in Risk, Retirement and Health at a time when those topics have never been more important to the global economy. We develop insights driven by data and delivered by experts that help to reduce the volatility our clients face and maximize their performance. As part of our mission, we have laid the foundation to connect our global firm more effectively through our “Aon United” growth strategy.

We have taken significant steps to evolve the firm—aligning our portfolio, investing in new content and capability, and addressing emerging client demands—all focused on increasing our relevance and strengthening our ability to better serve clients more globally and more holistically. In 2018 and 2019, we took additional steps to reinforce and amplify this effort through structural changes that eliminate barriers and make it easier to deliver the best of our firm to clients.

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We established a single leadership team through the announcement of our global Aon Operating Committee, overseen by co-presidents, which reinforced the single income statement we announced in 2017. A single leadership team encourages “Aon United” behaviors and decisions that accelerate growth by setting priorities for the entire firm instead of individual businesses.

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We established a single brand, retiring remaining business unit brands (Aon Risk Solutions and Aon Benfield), following similar steps we took with Aon Hewitt in 2017. We now have approximately 50,000 global colleagues going to market as “Aon,” with a consistent focus on addressing client need through innovation and the delivery of distinctive solutions.

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We continued to make progress towards uniting under a single operating model, with the acceleration of our Aon Business Services organization, enabling us to deliver insight and connectivity while creating greater efficiency to drive increased operating leverage and productivity across the firm. Our Aon Business Services organization accelerates revenue growth through the centralization and simplification of our underlying business support infrastructure, creating greater focus of time and capacity for our client-facing colleagues.

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Most recently, we took further steps to align and accelerate “Aon United” with our “Delivering Aon United” go-to-market program. This change makes it easier for all front-line colleagues to articulate and deliver the full value of our capabilities.

Throughout this period, the Aon UK Group has transformed its profile from a U.S.-centric firm to a more global professional services firm. Aon’s revenue mix from its non-U.S. operations has significantly increased from 13% of global revenues in 1990 to 57% of global revenues in 2018.

In addition, in 2018, we organized two focused teams to dedicate more of their time to value creation efforts. We formed the New Ventures Group, comprised of senior leaders from across the firm, to accelerate industry-leading innovation and identify ways to better scale our internal capabilities with greater speed to market. Further, our Enterprise Client Group and Enterprise Client Network were created to lead “Aon United”

efforts with our largest clients by identifying superior, tailor-made solutions that address their specific business objectives. Both dedicated teams are starting to unlock significant value for clients and create new solutions that can then be applied more broadly, and faster, across geography and industries. These targeted efforts, combined with an increased leadership focus on developing new data and analytic service offerings, all reinforce the Aon’s innovation agenda and long-term growth potential.

Operating together as one firm, we can more effectively make decisions about where to invest to bring the best overall value to our clients globally and achieve the highest overall return for our business and shareholders. Our level of investment is unmatched in the industry and focuses on bringing first-to-market solutions and data and analytic driven insights to help solve problems and create differentiated value in response to specific areas of growing demand. We are extremely disciplined in our capital management approach, with a focus on maximizing cash-on-cash returns based on a ROIC methodology. The Aon UK Group has structurally changed the composition of its core businesses by increasing the investment and focus on higher margin, capital-light businesses. In order to implement that strategic decision, we exited other businesses that generated approximately 32% of our revenue in 2004 when we adopted the long-term strategy. The Aon UK Group is now well along the path of implementing its focus on global professional services, with a strong focus on data and analytics.

The Move to Ireland

Ireland has a sophisticated economy and a stable and well-developed legal system and regulatory regime with many similarities to the United Kingdom. Moving the jurisdiction of incorporation for Aon’s parent company to Ireland to remain within the European Union single market will help the firm maintain a stable corporate structure and capital flexibility.

Moving the jurisdiction of incorporation for Aon’s parent company will not result in any material change to our current business operations, headcount, reporting requirements or listings.

Corporate Structure Stability

This move will provide greater certainty around ongoing access to existing U.S. treaties with other EU member countries from which the Aon UK Group derives benefit.

We are maintaining our operating company headquarters at the Leadenhall Building in London, and our commitment to the United Kingdom and the London insurance market remains unchanged.

We completed our move to London seven years ago because proximity to Lloyds and the broader London marketplace was important to driving innovation for our clients and truly globalizing our firm. That remains the right decision for the Aon UK Group. We are a leading producer for Lloyd’s of London insurance market, and our proximity to Lloyds and the broader market is important in driving innovation for our clients and globalizing our firm. Since we moved, we have seen our mix of business become more global and our innovation agenda thrive.

In the last several years Aon has solidified its position in the U.K. domestic market, with the acquisitions of, among others, Henderson and Portus Consultancy, which doubled our retail business and added 500 U.K. colleagues.

Capital Flexibility

Enabling these investments in growth will require us to maintain financial flexibility to optimize our capital structure and achieve our capital allocation priorities.

As the Combined Group expects to generate an increase in free cash flow, combined with a decline in expected uses of cash, including restructuring costs and pension contributions over the next several years, this plan is expected to increase flexibility and enable continued shareholder value creation through effective capital management that maximizes ROIC. It facilitates investment in our growth initiatives that we expect will contribute to our goals of mid-single digit organic revenue growth or greater over the long term, as well as operating margin expansion, and free cash flow growth.

We believe this strategic plan will allow us to maintain a stable corporate structure and capital flexibility and drive long-term shareholder value.

4.	Effect of the Scheme

The effect of full implementation of the Scheme will be as follows:

•	instead of having its ordinary share capital owned by the Aon UK Shareholders, Aon UK will be a wholly owned subsidiary of Aon Ireland;

•	instead of owning a given number of Aon UK Shares, each Scheme Shareholder will own the same number of Aon Ireland Shares; and

•	Aon Ireland will own all of the business of the Aon UK Group.

5.	Dividend Policy

Aon UK Shareholders will be entitled to receive all Aon Ireland dividends for which the record date falls after completion of the Scheme. The Reorganization will not result in any changes to the Aon UK Group’s existing dividend policy.

6.	Aon UK Share Plans

In connection with the Reorganization, Aon Ireland will adopt and assume each of the Aon UK Share Plans, or make other arrangements for any outstanding awards under the Aon UK Share Plans to be exercisable for or settled in Aon Ireland Shares. To the extent required, the Aon UK Share Plans will be amended, effective at the Scheme Record Time, to provide that all outstanding options and awards relating to Aon UK Shares will entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equivalent number of Aon Ireland Shares. All such equity-based awards will otherwise generally be subject to the same terms and conditions as were applicable to such awards immediately prior to the Scheme Record Time.

Aon UK will inform participants in the Aon UK Share Plans in due course of the effect on their participation in more detail. No further options or awards will be granted under the Aon UK Share Plans in respect of Aon UK Shares after the Scheme Record Time. Rather, following the Scheme Record Time, options and awards will only be granted by Aon Ireland under the assumed Aon UK Share Plans in respect of Aon Ireland Shares.

7.	Interests of Certain Persons in Matters to Be Acted Upon

The Aon UK Directors and the executive officers of Aon UK have certain interests in the Reorganization that are in addition to their general interests as Aon UK Shareholders. These interests are described in more detail below and in “Part V (ADDITIONAL INFORMATION) — Information on the Aon UK and Aon Ireland Directors — Interests of Certain Persons in Matters to Be Acted Upon” on page 122 of this Document. The Aon UK Board was aware of these interests and considered them, among other matters, in approving the Scheme and in determining to recommend that Aon UK Shareholders vote “FOR” the Scheme at the Court Meeting and “FOR” each of the Shareholder Resolutions at the General Meeting.

Aon UK Shares held by the Aon UK Directors and the executive officers of Aon UK will be subject to the Scheme. Except as set forth in this Document, the effect of the Scheme on the interests of the Aon UK

Directors and the executive officers of Aon UK does not differ from the effect of the Scheme on other Aon UK Shareholders. Details of the interests of the Aon UK Directors and the executive officers of Aon UK in the share capital of Aon UK are set forth in “Part V (ADDITIONAL INFORMATION) — Other Information — Security Ownership of Aon UK Directors and Executive Officers” on page 126 of this Document.

Continuing Executive Officer and Director Positions

The Aon Ireland Directors and the executive officers of Aon Ireland following the Reorganization will be the same as the current Aon UK Directors and the executive officers of Aon UK. Following the Reorganization, these persons, as the Aon Ireland Directors and the executive officers of Aon Ireland, will receive their remuneration from Aon Ireland, and the total emoluments that they receive will not be varied as a result of the Reorganization.

Exculpation and Indemnification

Subject to the provisions of the Companies Acts, the Aon UK Directors and the officers of Aon UK are currently indemnified against any liability incurred by such person for negligence, default, breach of duty or breach of trust in relation to the affairs of Aon UK. The Aon Ireland Constitution contains similar indemnification provisions, although the scope of indemnification provided to the Aon Ireland Directors is limited in accordance with the Irish Companies Act. For more information on the limitations on the ability of an Irish company to indemnify its directors, see “Part V (ADDITIONAL INFORMATION) — Comparison of the Rights of Holders of Aon UK Shares and Aon Ireland Shares — Indemnification of Directors and Officers” on page 113 of this Document.

In addition, in connection with the Reorganization, we expect that Aon Ireland (or one or more of its subsidiaries) will enter into indemnification agreements (or deed poll indemnities) with or as to each of the Aon Ireland Directors and certain officers of Aon Ireland, providing for the indemnification of, and advancement of expenses to, these persons. We expect that the indemnification and expense advancement provided under these indemnification agreements (or deed poll indemnities) will be substantially similar to that which is currently afforded by Aon UK.

8.	Description of the Scheme and the Meetings

The Scheme

The Scheme is to be implemented by means of a court-sanctioned scheme of arrangement between Aon UK and the Scheme Shareholders who are on Aon UK’s register of members at the Scheme Record Time, under Part 26 of the Companies Act. The procedure requires approval by Aon UK Shareholders at each of the Meetings, and sanction of the Scheme and confirmation of the Aon UK Reduction of Capital by the Court at the Court Hearing. The Scheme is set forth in full in “Part III (THE SCHEME OF ARRANGEMENT)” of this Document.

The Meetings

Before the Court’s sanction can be sought for the Scheme, the Scheme requires approval by the passing of a resolution at the Court Meeting. In addition, Aon UK is seeking to pass the Shareholder Resolutions at the General Meeting to authorize the Aon UK Directors to implement the Scheme and deal with certain ancillary matters, as described in more detail above.

The General Meeting will be held immediately after the Court Meeting. Notices of the Meetings are set forth in “Part VII (NOTICE OF COURT MEETING)” and “Part VIII (NOTICE OF GENERAL MEETING)” of this Document.

Except as set forth below, all Aon UK Shareholders whose names appear on Aon UK’s register of members at the Voting Record Time will be entitled to attend and vote at the Meetings in respect of the Aon UK Shares registered in their names at such time.

The Court Meeting

The Court Meeting has been convened at the direction of the Court for 11:00 a.m. (London time) on February 4, 2020 for Aon UK Shareholders to consider and, if thought fit, approve the Scheme.

At the Court Meeting, voting will be by poll and each Aon UK Shareholder present in person or by proxy will be entitled to one vote for each Aon UK Share held as of the Voting Record Time. The approval required at the Court Meeting is a majority in number of those Aon UK Shareholders present and voting in person or by proxy, representing at least 75% in value of the Aon UK Shares held by such Aon UK Shareholders.

It is important that, for the Court Meeting in particular, as many votes as possible are cast by Aon UK Shareholders so that the Court can be satisfied that there is a fair and reasonable representation of their views. Accordingly, whether or not you intend to attend the Meetings in person, vote as promptly as possible by telephone, through the internet or by requesting paper Proxy Cards (together with a postage-paid envelope) to complete, sign and return by mail. Details of the deadlines for when your vote(s) must be submitted are described in “ACTION TO BE TAKEN — Appointment of Proxies” on page 13 of this Document. Voting by telephone, through the internet or by returning paper Proxy Cards will not prevent you from attending, voting and speaking in person at either of the Meetings, or at any adjournments or postponements thereof, if you so wish and are so entitled.

The General Meeting

The General Meeting has been convened for 11:15 a.m. (London time) on February 4, 2020 (or as soon after that time as the Court Meeting shall have been concluded or adjourned) for Aon UK Shareholders to consider and, if thought fit, pass the Shareholder Resolutions necessary to implement the Scheme and certain related matters, as described in more detail above.

Each of the Shareholder Resolutions to be considered at the General Meeting, other than the Buyback Proposal (Resolution No. 3) and the Adjournment Proposal (Resolution No. 5), is a special resolution for which approval requires at least 75% of the votes cast, in person or by proxy. The Buyback Proposal and the Adjournment Proposal are ordinary resolutions for which approval requires a majority of the votes cast, in person or by proxy.

Whether or not you intend to attend the Meetings in person, vote as promptly as possible by telephone, through the internet or by requesting paper Proxy Cards (together with a postage-paid envelope) to complete, sign and return by mail. Details of the deadlines for when your vote(s) must be submitted are described in “ACTION TO BE TAKEN — Appointment of Proxies” on page 13 of this Document. Voting by telephone, through the internet or by returning paper Proxy Cards will not prevent you from attending, voting and speaking in person at either of the Meetings, or at any adjournments or postponements thereof, if you so wish and are so entitled.

Information about the procedures for appointing proxies and giving voting instructions is set forth in “ACTION TO BE TAKEN” and “Part I (EXPLANATORY STATEMENT) — 26. Action to be Taken” on pages 12 and 56 of this Document, respectively.

Court Hearing

Under the Companies Act, the Scheme must be sanctioned by the Court and the Aon UK Reduction of Capital must be confirmed by the Court. The Court Hearing to sanction the Scheme and confirm the Aon UK Reduction of Capital is currently expected to be held on March 13, 2020, subject to the prior satisfaction or waiver of the other Conditions set forth in “Part II (CONDITIONS TO AND FURTHER TERMS OF THE SCHEME)” of this Document.

The Court Hearing will be held at The Royal Courts of Justice, The Rolls Buildings, Fetter Lane, London, EC4A 1NL. Scheme Shareholders are entitled to attend the Court Hearing, should they wish to do so, in person or through counsel.

Following sanction of the Scheme and confirmation of the Aon UK Reduction of Capital by the Court, the Scheme will become effective in accordance with its terms upon a copy of the Court Order (and the related statement of capital) being delivered to the Registrar of Companies. This is presently expected to occur on March 13, 2020, subject to satisfaction (or waiver, where applicable) of the Conditions.

Upon the Scheme becoming effective, it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted in favor of, or against, the Scheme at the Court Meeting or in favor of, or against, or abstained from voting on, the Shareholder Resolutions at the General Meeting.

If the Scheme does not become effective by the Long Stop Date (or such later date as may be agreed in writing by Aon UK and Aon Ireland, and as the Court may approve (if such approval is required)), the Scheme will not proceed or become effective.

Rights of Dissenting Shareholders

Aon UK Shareholders should note that no appraisal or similar rights of dissenting shareholders will apply in connection with the Scheme because no such rights are required as a matter of English or Irish law. However, objections to the Scheme may be raised at the Court Hearing, as explained in “Part II (CONDITIONS TO AND FURTHER TERMS OF THE SCHEME)” of this Document.

Entitlement to Vote at the Meetings

Each Aon UK Shareholder whose name appears on Aon UK’s register of members at the Voting Record Time will be entitled to attend, vote and speak on all resolutions to be put to a vote at each of the Meetings. Each eligible Aon UK Shareholder is entitled to appoint a proxy or proxies to attend and, on a poll, to vote on his or her behalf. A proxy need not be a shareholder of Aon UK but must attend the Meetings.

Voting by telephone, through the internet or by requesting paper Proxy Cards (together with a postage-paid envelope) to complete, sign and return by mail will not prevent an Aon UK Shareholder from attending, voting and speaking in person at either of the Meetings, or at any adjournments or postponements thereof, if such Aon UK Shareholder so wishes and is so entitled.

If you are in any doubt as to whether or not you are permitted to vote at the Meetings, contact the Shareholder Helpline. Note that calls may be monitored or recorded and that the Shareholder Helpline cannot provide financial, legal or tax advice or advice on the merits of the Scheme.

Further information on the actions to be taken is set forth in “ACTION TO BE TAKEN” on page 12 of this Document.

Authorities Relating to Aon Ireland’s Share Capital

A shareholder resolution of Aon Ireland to adopt the Aon Ireland Constitution, which will be passed prior to the Effective Date, will, among other matters, grant the Aon Ireland Directors authority to issue and allot Aon Ireland Shares in connection with the implementation of the Scheme.

Modifications to the Scheme

The Scheme contains a provision for Aon UK and Aon Ireland to jointly consent (on behalf of all persons concerned) to any modification of, or addition to, the Scheme or to any condition which the Court may approve or impose. The Court would be unlikely to approve or impose any modification of, or addition or condition to, the Scheme that might be material to the interests of Scheme Shareholders unless Scheme Shareholders were informed of any such modification, addition or condition. It would be for the Court to decide, in its discretion, whether or not a further meeting of holders of Scheme Shares should be held in those circumstances.

The Aon UK Board may exercise its discretion to terminate or abandon the Reorganization at any time, including after shareholder approval has been obtained at the Meetings. See “RISK FACTORS — The Aon UK Board may choose to delay or abandon the Reorganization at any time” on page 33 of this Document.

9.	Conditions to the Scheme

The Conditions to the Scheme are set forth in full in “Part II (CONDITIONS TO AND FURTHER TERMS OF THE SCHEME)” of this Document.

10.	Regulatory Approvals

The only governmental or regulatory approvals or actions that are required to complete the Reorganization are compliance with U.S. federal and state securities laws, the NYSE rules and regulations, and all applicable laws (including laws governing insurance brokerage and other financial services laws) in the United Kingdom, the United States, Ireland and various countries in which we do business.

11.	Conditions to the Aon Ireland Reduction of Capital

The Aon Ireland Reduction of Capital is conditional upon the following:

•

a shareholder resolution for Aon Ireland to implement the Aon Ireland Reduction of Capital being passed by the holder of the Aon Ireland Subscriber Share (conditional upon the Scheme becoming effective);

•	approval of the Aon Ireland Reduction of Capital being obtained as one of the Shareholder Resolutions to be proposed at the General Meeting to satisfy the equitable requirements of the Irish Court;

•	the Scheme becoming effective and being fully implemented;

•	the confirmation of the Aon Ireland Reduction of Capital by the Irish Court; and

•	the registration by the Irish registrar of companies of a copy of the order of the Irish Court confirming the Aon Ireland Reduction of Capital.

12.	Aon Ireland Shares

The Aon Ireland Shares issued in connection with the Scheme will be credited as fully paid and will be issued free from all liens, charges, encumbrances and other third-party rights and/or interests of any nature whatsoever. A summary of the rights attaching to the Aon Ireland Shares is set forth in “Part V (ADDITIONAL INFORMATION) — Description of Aon Ireland Shares” on page 82 of this Document.

As a result of Aon UK being an English incorporated company and Aon Ireland being an Irish incorporated company, there are differences between the rights of a holder of Aon UK Shares and Aon Ireland Shares. A summary of the principal differences between the Aon UK Articles and the Aon Ireland Constitution is set forth in “Part V (ADDITIONAL INFORMATION) — Comparison of the Rights of Holders of Aon UK Shares and Aon Ireland Shares” on page 95 of this Document.

13.	Cancellation of Aon UK Shares

Following the cancellation of the Aon UK Shares, the credit arising in the books of Aon UK as a result of the Aon UK Reduction of Capital, together with the aggregate of Aon UK’s Other Reserves, will be capitalized and applied in paying up in full, at par, the New Aon UK Shares. As a result, the aggregate nominal value of the New Aon UK Shares will exceed the aggregate nominal value of the Scheme Shares that are cancelled as part of the Scheme. The New Aon UK Shares will be issued to Aon Ireland, which will, as a result, become the parent company of Aon UK and the Aon UK Group. The capitalization of all of Aon UK’s reserves will give Aon UK the flexibility to make repayments of capital and/or distributions to Aon Ireland, subject to compliance with the laws relating to returns of capital and dividends.

14.	Cancellation of Listing of Aon UK Shares

The Aon UK Shares are currently listed on the NYSE under the symbol “AON.” Following the cancellation of the Aon UK Shares, it is intended that dealings in Aon UK Shares will be suspended at 11:00 a.m. (London time) on the Business Day prior to the Court Hearing, and no transfers of Aon UK Shares will be registered after such time. It is further intended that, prior to the Scheme becoming effective, an application will be made by Aon UK to the NYSE for the cancellation of the listing and trading of Aon UK Shares on the NYSE, to take effect on or shortly after the Effective Date.

15.	Listing of Aon Ireland Shares

There is currently no established public trading market for the Aon Ireland Shares. However, it is a condition to the completion of the Scheme that the Aon Ireland Shares will be authorized for listing on the NYSE, subject to official notice of issuance and satisfaction of other standard conditions. As such, we expect that at the Effective Time, the Aon Ireland Shares will be authorized for listing on the NYSE under the symbol “AON,” the same symbol under which the Aon UK Shares are currently listed. We have no current plans to list the Aon Ireland Shares on any other securities exchange, including Euronext Dublin.

16.	Settlement

At the Effective Time, each Aon UK Shareholder will be allotted and issued one Aon Ireland Share in place of each Aon UK Share held by them at the Scheme Record Time. Aon Ireland’s register of members will be updated to reflect your shareholding at the Effective Time.

If you are a holder of interests in Aon UK Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC, you will not be required to take any further action. Your ownership of Aon Ireland Shares will be recorded in book-entry form by your broker and, unless otherwise advised by your broker, without the need for any additional action on your part.

If you hold Aon UK Share certificates as a registered holder (i.e., a shareholder of record) of Scheme Shares, you are not required to immediately return your existing Aon UK Share certificates, but you will not automatically be issued with a new certificate representing your Aon Ireland Shares. You will, however, be required to return your Aon UK Share certificate(s) to the Exchange Agent at or before the time you decide to transfer your Aon Ireland Shares to another party, including when depositing into DTC or should you prefer to be in receipt of an Aon Ireland Share certificate.

If you receive your Aon Ireland Shares directly in your own name or that of your designee, you should particularly note that subsequent transfers of Aon Ireland Shares may be subject to Irish stamp duty. As a result, persons holding certificates representing Scheme Shares or who are registered holders of Scheme Shares are encouraged to deposit and maintain their holdings within the facilities of DTC going forward. See “Part IV (TAXATION)” of this Document for more information on the Irish taxation implications of holding Aon Ireland Shares outside of DTC.

Any Aon Ireland Share documents and communications will be dispatched by first class mail (or other similar method) to the address appearing on Aon UK’s register of members at the Scheme Record Time (or, in the case of joint holders, to the address of the joint holder whose name stands first in Aon UK’s register of members in respect of such joint holding).

Pending the dispatch of Aon Ireland Share certificates, temporary documents of title will not be issued. All documents and remittances sent to, by, from or on behalf of Scheme Shareholders will be sent entirely at their own risk.

Settlement of the consideration to which any Aon UK Shareholder is entitled under the Scheme will be implemented in full in accordance with the terms set forth in this “Part I (EXPLANATORY STATEMENT)” without regard to any lien, right of set off, counterclaim or analogous right to which Aon Ireland may otherwise be, or claim to be, entitled against any Aon UK Shareholder.

17.	Subsequent Corporate Actions

The Scheme and the Shareholder Resolutions are part of a reorganization of Aon UK’s corporate structure. Following the consummation of the Reorganization, Aon Ireland, as Aon UK’s ultimate parent company, will continue to examine various potential transactions that could result in a further repositioning of the organizational structure of Aon UK and certain of its subsidiaries and their respective assets. We do not anticipate any such subsequent corporate actions will impact the value of Aon Ireland Shares or the rights of shareholders.

18.	Impact of the Scheme on the SEC Reporting Obligations of the Combined Group

The Aon UK Shares are currently registered pursuant to Section 12(b) of U.S. Exchange Act and listed on the NYSE under the symbol “AON.” In connection with the Reorganization, Aon UK will request that the NYSE file a Form 25 with the SEC to remove the Aon UK Shares from listing on the NYSE. After such Form 25 becomes effective, Aon UK will file a Form 15 with the SEC to terminate the registration of the Aon UK Shares and to suspend its related reporting obligations under Sections 13 and 15(d) of the U.S. Exchange Act.

Concurrently, pursuant to Rule 12g-3(a) promulgated under the U.S. Exchange Act, the Aon Ireland Shares will be deemed registered under Section 12(b) of the U.S. Exchange Act and Aon Ireland will be deemed to be the successor issuer to Aon UK. We anticipate the Aon Ireland Shares will be approved for listing on the NYSE and began trading on the day after the Effective Date under the symbol “AON,” the same symbol under which the Aon UK Shares currently trade.

19.	U.S. Federal Securities Law Consequences; Resale Restrictions

The issuance of Aon Ireland Shares to Aon UK Shareholders in connection with the Reorganization will not be registered under the U.S. Securities Act. Section 3(a)(10) of the U.S. Securities Act provides an exemption for securities issued in exchange for one or more outstanding securities from the general requirement of registration where, among other things, the terms and conditions of such issuance and exchange have been approved by a court of competent jurisdiction after a hearing upon the fairness of the terms and conditions thereof at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. Aon UK will advise the Court that its sanctioning of the Scheme at the Court Hearing will be relied upon by Aon UK as a court approval for the purpose of qualifying for the exemption from the registration requirements of the U.S. Securities Act described above. In determining whether it is appropriate to sanction the Scheme, the Court will consider at the Court Hearing whether the terms and conditions of the Scheme are fair to Aon UK Shareholders. The Court will fix the date and time for the Court Hearing, which is expected to be held March 13, 2020. The Aon Ireland Shares issued to Aon UK Shareholders in connection with the Reorganization will be freely transferable, except for certain restrictions, as follows:

•

Persons who were at the Effective Time, or were within 90 days prior to the Effective Time, “affiliates” of Aon UK under the U.S. Securities Act will be permitted to sell Aon Ireland Shares received pursuant to the Reorganization in the manner permitted by Rule 144 under the U.S. Securities Act. In computing the holding period of their Aon Ireland Shares for the purposes of

Rule 144(d) under the U.S. Securities Act, such persons should be permitted to “tack” the holding period of their Aon UK Shares held prior to the Effective Time.

•	Persons whose Aon UK Shares bear one or more legends restricting transfer will receive Aon Ireland Shares that are subject to the same restrictions.

Persons who may be deemed to be affiliates of Aon UK and/or Aon Ireland for these purposes generally include individuals or entities that control, are controlled by or are under common control with, Aon UK and/or Aon Ireland and generally would not be expected to include shareholders who are not executive officers, directors or significant shareholders of Aon UK and/or Aon Ireland.

We have not filed a registration statement with the SEC covering any resales of the Aon Ireland Shares to be received by Aon UK Shareholders pursuant to the Reorganization. Aon Ireland intends to file certain post-effective amendments to Aon UK’s existing effective registration statements concurrently with the completion of the Reorganization.

Upon the consummation of the Reorganization, the Aon Ireland Shares will be deemed to be registered under Section 12(b) of the U.S. Exchange Act, by virtue of Rule 12g-3 thereunder, without the filing of any U.S. Exchange Act registration statement.

20.	Share Repurchase Plan

Prior to the Effective Time, Aon Ireland expects to enter into a trading plan with respect to Aon Ireland Shares that is consistent with the past practice of Aon UK and complies with the requirements of Rule 10b5-1 under the U.S. Exchange Act. Such trading plan will be effective, and transactions will take place thereunder, only following the Effective Time.

21.	Impact of the Scheme on the Outstanding Debt Securities and Existing Bank Credit Facilities of Aon UK and Aon Corporation

The outstanding debt securities and existing bank credit facilities of Aon UK and its wholly owned subsidiary, Aon Corporation (including those described in Note 9 “Debt” of the Notes to Consolidated Financial Statements in Part II, Item 8 of Aon UK’s Annual Report on Form 10-K for the year ended December 31, 2018 and Note 10 “Debt” of the Financial Statements contained in Part I, Item 1 of and in Aon UK’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019) will remain in place following the Effective Time.

In connection with the Reorganization, Aon Ireland will guarantee all of the outstanding debt securities of Aon UK and Aon Corporation as an additional guarantor, including any outstanding commercial paper obligations under Aon Corporation’s U.S. commercial paper program and Aon UK’s European multi-currency commercial paper program. Such guarantees will not impact the existing guarantees of Aon UK or Aon Corporation, as applicable, and will not require the consent of the holders of any such outstanding debt securities.

Aon Ireland is expected to become a guarantor and an additional borrower under Aon UK’s existing bank credit facilities. Certain lender consents with respect to certain of these bank credit facilities are required and are expected to be obtained in advance of the Effective Date.

22.	Taxation

See “Part IV (TAXATION)” of this Document, which contains a general description of the U.K., U.S. and Irish tax consequences of the Scheme. This summary is intended only as a general guide. If you are in any doubt as to your tax position, or if you are subject to taxation in any jurisdiction other than the United Kingdom, the United States or Ireland, you are encouraged to consult an appropriate independent professional tax adviser as to the tax consequences of the Scheme.

23.	Accounting Treatment of the Scheme

Historical cost basis accounting, rather than acquisition method accounting, will be applied to the Scheme under U.S. generally accepted accounting principles. Given that, for accounting purposes, there will be no change in control and the Aon UK Shareholders will be in the same economic position immediately before and after the Reorganization, and because the Reorganization will be accounted for as an internal Reorganization of entities under common control, there will be no revaluation of Aon UK’s assets and liabilities.

24.	Overseas Shareholders

The availability of the Scheme to Overseas Shareholders may be affected by the laws of the relevant jurisdictions in which they are located. Overseas Shareholders should inform themselves about and observe any applicable legal or regulatory requirements. It is the responsibility of all Overseas Shareholders to satisfy themselves as to the full compliance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents that may be required, or the compliance with other necessary formalities that are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.

The release, publication or distribution of this Document and/or any accompanying documents in or into or from jurisdictions other than the United Kingdom, the United States or Ireland may be restricted by law and, therefore, any persons who are subject to the law of any jurisdiction other than the United Kingdom, the United States or Ireland should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the United Kingdom, the United States or Ireland to vote their Aon UK Shares with respect to the Scheme at the Meetings, or to appoint another person as their proxy, may be affected by the laws of the relevant jurisdictions in which they are located. Any failure to comply with the applicable restrictions may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Scheme disclaim any responsibility or liability for the violation of such restrictions by any person. This Document and any accompanying documents have been prepared for the purposes of complying with English law, the proxy solicitation rules under the U.S. Exchange Act and the listing standards of NYSE, and the information disclosed may not be the same as that which would have been disclosed if this Document had been prepared in accordance with the laws and regulations of other jurisdictions.

Unless otherwise determined by Aon UK and permitted by applicable law and regulation, this Document will not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction or any other jurisdiction where to do so would violate the laws of that jurisdiction, and no person may vote in favor of the Scheme by any use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this Document will not, and must not, be mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction and persons receiving this Document (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send it in or into or from any Restricted Jurisdiction.

In any case where an Overseas Shareholder is resident, located or has a registered address in a Restricted Jurisdiction or where Aon Ireland is advised or otherwise reasonably believes that the issuance of Aon Ireland Shares to an Overseas Shareholder would or may infringe the laws of any jurisdiction outside the United Kingdom, the United States or Ireland, or would or may require Aon UK or Aon Ireland to obtain or observe any governmental or other consent or any registration, filing or other formality (including ongoing requirements) with which Aon UK or Aon Ireland is unable to comply, or which Aon UK or Aon Ireland regards as unduly onerous, Aon Ireland may, in its sole discretion determine that the Aon Ireland Shares shall be issued to and sold on behalf of such Overseas Shareholder with the net proceeds of such sale being remitted to such Overseas Shareholder.

25.	Further Information

The terms of the Scheme are set forth in full in “Part III (THE SCHEME OF ARRANGEMENT)” of this Document. Your attention is also drawn to the further information included in this Document and, in particular, to the Conditions and the additional information set forth in “Part II (CONDITIONS TO AND FURTHER TERMS OF THE SCHEME)” and “Part V (ADDITIONAL INFORMATION)” of this Document, respectively.

This Document incorporates important business and financial information about Aon UK from documents Aon UK has filed with the SEC, which are not included in or delivered with this Document. For more details and instructions on obtaining the documents incorporated by reference herein, see “Part V (ADDITIONAL INFORMATION) — Where You Can Find More Information” on page 124 of this Document.

A copy of this Document and all information incorporated by reference herein is and will be available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, for inspection on Aon UK’s website www.aon.com.

You may request a hard copy of this Document and the information incorporated into this Document by reference to another source through the internet by logging on to www.proxyvote.com and following the instructions or by contacting Broadridge at +1 800 579 1639 or at sendmaterial@proxyvote.com. If you have received this Document in electronic form, copies of this Document and the information incorporated by reference into this Document will not be provided unless such a request is received.

In the case of joint holders of Aon UK Shares, one copy of this Document is being delivered to the first registered joint holder. Further copies of this Document may be requested by other joint holders by application in writing to Aon plc, Attention: Company Secretary, at 200 East Randolph Street, Chicago, Illinois 60601 (in the United States), or at The Aon Centre, The Leadenhall Building, 122 Leadenhall Street, London, England EC3V 4AN (in the United Kingdom), or by telephone at +1 312 381 1000.

We participate, and some brokers, banks, trusts and other nominee record holders may be participating, in the practice of “householding” proxy materials. This procedure allows multiple shareholders residing at the same address the convenience of receiving a single copy of this Document. You may request a separate copy of this Document by application in writing to Aon plc, Attention: Company Secretary, at 200 East Randolph Street, Chicago, Illinois 60601 (in the United States), or at The Aon Centre, The Leadenhall Building, 122 Leadenhall Street, London, England EC3V 4AN (in the United Kingdom), or by telephone at +1 312 381 1000. You also may request paper copies through the internet by logging on to www.proxyvote.com and following the instructions or by contacting Broadridge at +1 800 579 1639 or at sendmaterial@proxyvote.com. See “Part V (ADDITIONAL INFORMATION) — Other Information — Householding of Proxy Materials” on page 128 of this Document.

Copies of the Aon UK Articles, the Aon Ireland Constitution, the proposed amendment to the Aon UK Articles, this Document, the paper Proxy Cards and the Buyback Contract can be inspected at the offices of Aon UK’s solicitors, Freshfields Bruckhaus Deringer LLP, at Northcliffe House, 26-28 Tudor Street London EC4Y 0BQ, United Kingdom, at Aon UK’s registered office at The Aon Centre, The Leadenhall Building, 122 Leadenhall Street, London, England EC3V 4AN, and at the U.S. headquarters of Aon UK at 200 East Randolph Street, Chicago, Illinois 60601, during normal business hours on any weekday (excluding Saturdays, Sundays and public holidays) from the date of this Document to the close of business on the date of the Meetings. Copies of these documents will also be available for inspection for at least 15 minutes prior to and during the Meetings. This Document is also available in electronic form on Aon UK’s website at www.aon.com.

26.	Action to be Taken

It is important that, for the Court Meeting in particular, as many votes as possible are cast by Aon UK Shareholders so that the Court can be satisfied that there is a fair and reasonable representation of their views. Accordingly, whether or not you intend to attend the Meetings in person, vote as promptly as possible by telephone, through the internet or by requesting paper Proxy Cards to complete, sign and return by mail. Details of the deadlines for when your vote(s) must be submitted are described in “ACTION TO BE TAKEN — Appointment of Proxies” on page 13 of this Document. Voting by telephone, through the internet or by returning paper Proxy Cards will not prevent you from attending, voting and speaking in person at either of the Meetings, or at any adjournments or postponements thereof, if you so wish and are so entitled.

Further information on the actions to be taken, including voting at the Meetings or appointing a proxy to vote on your behalf, is set forth in “ACTION TO BE TAKEN” on page 12 of this Document.

27.	Recommendation

The Aon UK Board unanimously recommends that Aon UK Shareholders vote “FOR” the Scheme at the Court Meeting and “FOR” each of the Shareholder Resolutions at the General Meeting.

28.	Shareholder Helpline

If you have any questions in relation to this Document, the Meetings or voting your Aon UK Shares, contact the Shareholder Helpline. Note that the Shareholder Helpline cannot provide advice on the merits of the Scheme and cannot give any financial, legal or tax advice.

Yours faithfully,

Lester B. Knight

Chair

for and on behalf of Aon plc

PART II

CONDITIONS TO AND FURTHER TERMS OF THE SCHEME

The implementation of the Scheme is conditional upon:

(a)

approval of the resolution to be proposed at the Court Meeting by a majority in number of the Aon UK Shareholders present and voting (in person or by proxy) representing at least 75% in value of the Aon UK Shares voted by such Aon UK Shareholders;

(b)

approval of Resolution No. 1 and Resolution No. 4 of the Shareholder Resolutions at the General Meeting by Aon UK Shareholders present and voting in person or by proxy (by at least 75% of the votes cast);

(c)

sanction of the Scheme by the Court, confirmation by the Court of the reduction of Aon UK’s ordinary share capital (which occurs as a result of the cancellation of the Aon UK Shares as part of the Scheme) and delivery of a copy of the Court Order (and the related statement of capital) to the Registrar of Companies; and

(d)

all filings, notifications or applications required to be made in connection with the Scheme under applicable financial services laws (including laws governing insurance brokerage) having been made in accordance with such laws and all statutory, regulatory or governmental consents, licenses, confirmations, clearances, permissions and/other approvals required in connection with the Scheme under applicable laws (including laws governing insurance brokerage and other financial services laws) in the United Kingdom, the United States, Ireland and various countries in which we do business having been obtained.

The Court Hearing (at which it is proposed that the Court sanction the Scheme and confirm the Aon UK Reduction of Capital) is expected to be held on or around March 13, 2020. Shareholders or creditors who wish to support or oppose the Scheme will be informed by advertisement in a newspaper with national distribution in the United Kingdom of their right to appear in person, or be represented by counsel, at the Court Hearing.

In addition, the Aon UK Directors will not take the necessary steps to enable the Scheme to become effective unless, at the relevant time, the following conditions have been satisfied (or waived) and at the relevant time, they consider that it continues to be in the best interests of Aon UK and the Aon UK Shareholders that the Scheme be implemented:

(a)	a definitive version of this Document has been filed with the SEC;

(b)	the Aon Ireland Shares to be issued pursuant to the Scheme have been authorized for listing on the NYSE, subject to official notice of issuance;

(c)	at the Effective Time, there is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme or related transactions;

(d)

all consents and governmental authorizations that are necessary, desirable or appropriate in connection with the Scheme and related transactions (including, without limitation, lender consents with respect to certain of Aon UK’s bank credit facilities) are obtained on terms acceptable to Aon UK and are in full force and effect; and

(e)	re-registration of Aon Ireland as an Irish public limited company.

If the Scheme is sanctioned by the Court and the above conditions are satisfied, the Scheme is expected to become effective and dealings in Aon Ireland Shares to be issued pursuant to the Scheme are expected to commence on March 13, 2020.

If the Scheme does not become effective by the Long Stop Date (or such later date as may be agreed in writing by Aon UK and Aon Ireland, and as the Court may approve (if such approval is required)), the Scheme will not proceed or become effective.

The Scheme contains a provision for Aon UK and Aon Ireland to jointly consent on behalf of all persons concerned to any modification of or addition to the Scheme, or to any condition which the Court may think fit to approve or impose. Aon UK has been advised by its legal advisers that the Court would be unlikely to approve or impose any modification of, or addition or condition to, the Scheme that might be material to the interest of Aon UK Shareholders unless Aon UK Shareholders were informed of any such modification, addition or condition. It will be a matter for the Court to decide, in its discretion, whether or not further meetings of Aon UK Shareholders should be held. If the Court does approve or impose a modification of, or addition or condition to, the Scheme that, in the opinion of the Aon UK Directors, is such as to require the consent of the Aon UK Shareholders, the Aon UK Directors will not take the necessary steps to enable the Scheme to become effective unless and until such consent is obtained.

The Aon UK Board does not intend to modify (or waive, where applicable) any of these or any other conditions unless it determines that the Scheme is in the best interests of Aon UK and the Aon UK Shareholders despite the condition(s) not being satisfied in whole or in part. Notwithstanding the foregoing, the Aon UK Board reserves the right to delay or abandon the Scheme at any time, including after shareholder approval has been obtained at the Meetings. See “RISK FACTORS — The Aon UK Board may choose to delay or abandon the Reorganization at any time” on page 33 of this Document.

PART III

THE SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE	Claim No. CR-2019-007073

BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES

COMPANIES COURT (ChD)

IN THE MATTER OF AON PLC

-AND-

IN THE MATTER OF THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT

(under Part 26 of the Companies Act 2006)

between

AON PLC

and

THE HOLDERS OF ITS SCHEME SHARES

(as each is hereinafter defined)

PRELIMINARY

(A)	In this Scheme, unless inconsistent with the subject or context, the following expressions have the following meanings:

“Aon Ireland”

Aon Limited, a company incorporated in Ireland with registered number 604607, which is intended to be re-registered as an Irish public limited company and renamed “Aon plc” prior to the Effective Date;

“Aon Ireland Shares”	Class A ordinary shares of $150 each in the capital of Aon Ireland;

“Aon Ireland Subscriber Share”	one Euro Ordinary Share in the capital of Aon Ireland;

“Aon plc”	Aon plc, a company incorporated in England with registered number 07876075;

“Aon plc Articles”	the articles of association of Aon plc, as amended from time to time;

“Aon plc Shareholders”	the holders of Aon plc Shares;

“Aon plc Share Plans”

the Aon plc 2011 Incentive Plan (as Amended and Restated Effective March 29, 2019 and as assumed by Aon plc as of April 2, 2012) (and its subplans, the Aon plc Leadership Performance Program (effective January 1, 2019), the Aon plc Executive Committee Incentive Compensation Plan (effective January 1,

2019)), the Rules of the Aon plc 2011 Incentive Plan, as amended and restated effective June 21, 2019, for the Grant of Restricted Stock Units to Participants in France, and all equity award agreements thereunder); the Aon Stock Incentive Plan, as amended; the Aon plc Global Share Purchase Plan (and its sub-plans, namely the Rules of the Aon UK Sharesave Scheme, dated September 23, 2009, as amended on September 21, 2012, and the Rules of the Aon UK Sharesave Scheme, dated September 23, 2009, as amended on September 21, 2012 and on November 17, 2017); and the Aon Stock Award Plan, as amended and restated through February 2000;

“Aon plc Shares”	Class A ordinary shares of $0.01 each in the capital of Aon plc;

“Business Day”	a day (other than a Saturday, Sunday, public or bank holiday) on which banks are generally open for normal business in London and New York;

“certificated” or “in certificated form”	not in uncertificated form (that is, not in DTC);

“Companies Act”	the Companies Act 2006 (as amended, modified, consolidated, re-enacted or replaced from time to time);

“Court”	the High Court of Justice in England and Wales;

“Court Hearing”	the hearing by the Court of the application to sanction this Scheme under Part 26 of the Companies Act and confirm the reduction of capital referred to in clause 1;

“Court Meeting”

the meeting (or any adjournment thereof) of the holders of Scheme Shares as of the Voting Record Time, convened with the permission of the Court pursuant to Part 26 of the Companies Act to consider and, if thought fit, to approve this Scheme (with or without modification);

“Document”	the combined joint proxy statement and scheme circular document to the Aon plc Shareholders published by Aon plc in connection with this Scheme;

“DTC”	the relevant system to facilitate the transfer of title to shares in uncertificated form in respect of which the Depository Trust & Clearing Corporation is the operator;

“Effective Date”	the date on which this Scheme becomes effective;

“Effective Time”	the time at which this Scheme becomes effective on the Effective Date;

“Euro Ordinary Shares”	ordinary shares of €1 each in the capital of Aon Ireland;

“Exchange Agent”	Computershare Trust Company, N.A. or such other bank or trust company selected by Aon Ireland to act as exchange agent in connection with the Scheme;

“holder”	a registered holder (including any person(s) entitled by transmission);

“Long Stop Date”	December 31, 2020 or such later date as may be agreed in writing by Aon plc and Aon Ireland (and as the Court may approve, if such approval is required);

“New Aon plc Shares”	Class E ordinary shares of $150 each in the capital of Aon plc;

“Other Reserves”	the share premium, revaluation reserve and retained earnings reflected in Aon plc’s accounting books and records from time to time, on a company basis only;

“Registrar”	(i) with respect to Aon UK, Computershare Investor Services PLC; or (ii) with respect to Aon Ireland, Computershare Investor Services (Ireland) Limited;

“Registrar of Companies”	the Registrar of Companies in England and Wales;

“Scheme”	this Scheme of Arrangement in its present form or with or subject to any modification, addition or condition approved or imposed by the Court;

“Scheme Record Time”	6:00 p.m. (London time) on the Business Day immediately preceding the date of the Court Hearing;

“Scheme Shareholders”	the holders of Scheme Shares at the Scheme Record Time;

“Scheme Shares”

Aon plc Shares: (a) in issue at the date of this Scheme; (b) if any, issued after the date of this Scheme but before the Voting Record Time; and (c) if any, issued at or after the Voting Record Time and at or prior to the Scheme Record Time on terms that the holders will be bound by this Scheme;

“Transfer Agent”	Computershare Inc. together with Computershare Trust Company, N.A., as transfer agent for Aon plc and Aon Ireland;

“uncertificated” or “in uncertificated form”

recorded on the relevant register as being held in uncertificated (i.e., book-entry) form, in the name of Cede & Co., and beneficial title to which may, by virtue of the DTC Regulations, be transferred by means of DTC; and

“Voting Record Time”	6:00 p.m. (London time) on January 31, 2020 or, if the Court Meeting is adjourned, on the date that is two days (excluding non-working days) prior to the date fixed for the adjourned Court Meeting;

and references in this Scheme to clauses are to clauses of this Scheme.

(B)

As of December 17, 2019 (the last practicable date prior to the publication of the Document), the issued ordinary share capital of Aon plc was $2,320,515.04 and £50,000 divided into Class A ordinary shares of $0.01 each and Class B ordinary shares of £0.40 each, all of which are credited as fully paid.

(C)	Aon plc expects that prior to the Effective Time, the Class B ordinary shares of Aon plc will be bought back and subsequently cancelled and, as a result, will not be subject to the Scheme.

(D)

As of December 16, 2019, options and awards to acquire up to 5,367,161 Aon plc Shares have been granted pursuant to the Aon plc Share Plans. It is anticipated that participants in the Aon plc Share Plans (depending on the terms of the relevant Aon plc Share Plans) will either be given the opportunity to exchange their options and awards relating to Aon plc Shares for equivalent rights relating to Aon Ireland Shares or that such exchange will occur automatically.

(E)

Aon Ireland was incorporated in Ireland as a private limited company on May 23, 2017 under the name Linzicon Limited. The name of Aon Ireland was changed to Aon Limited on November 5, 2019. It is intended that Aon Ireland shall be re-registered as an Irish public limited company and renamed “Aon plc” prior to the Effective Date. As of December 17, 2019 (the last practicable date prior to the publication of the Document), the issued share capital of Aon Ireland was €1 comprising the Aon Ireland Subscriber Share of €1, credited as fully paid up to €1.

(F)

Aon Ireland will rely upon the Court’s sanctioning of this Scheme for the purpose of qualifying for the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Section 3(a)(10) thereof with respect to the Aon Ireland Shares to be issued pursuant to this Scheme.

(G)

Aon Ireland has agreed to appear by Counsel at the Court Hearing to sanction this Scheme and to submit to be bound by and undertake to the Court to be bound by this Scheme and to execute and do, or procure to be executed and done, all such documents, acts or things as may be necessary or desirable to be executed or done by it or on its behalf for the purpose of giving effect to this Scheme.

THE SCHEME

1.	Cancellation of Scheme Shares

At the Effective Time, the share capital of Aon plc shall be reduced by cancelling and extinguishing all of the Scheme Shares.

2.	Allotment and issue of Aon Ireland Shares

(a)

Subject to clause 7, Aon Ireland shall, at the Effective Time, allot and issue Aon Ireland Shares to each Scheme Shareholder (as appearing in Aon plc’s register of members at the Scheme Record Time) on the basis of:

one Aon Ireland Share per Scheme Share held by such Scheme Shareholder at the Scheme Record Time,

such consideration to be settled in accordance with clause 5.

(b)

The Aon Ireland Shares shall be issued, credited as fully paid and shall rank equally in all respects with all other fully paid Aon Ireland ordinary shares in issue following the Effective Time and shall be entitled to all dividends and other distributions declared, made or paid by Aon Ireland by reference to a record date on or after the Effective Time.

3.	Allotment and issue of one new Class E ordinary share

Immediately following the reduction of capital referred to in clause 1 taking effect and the issue of the Aon Ireland Shares pursuant to clause 2, Aon Ireland shall subscribe for one New Aon plc Share for $150, and Aon plc shall allot and issue such New Aon plc Share to Aon Ireland.

4.	Allotment and issue of New Aon plc Shares

Immediately following the issue of one New Aon plc Share to Aon Ireland pursuant to clause 3, Aon plc shall capitalize and apply (a) the credit in Aon plc’s books of account as a result of the reduction of capital pursuant to clause 1; and (b) Aon plc’s Other Reserves, in paying up in full at par such number of New Aon plc Shares as have an aggregate nominal value equal to (x) all of the credit arising in Aon plc’s books of account as a result of the reduction of capital pursuant to clause 1; and (y) Aon plc’s Other Reserves (which shall exceed the aggregate nominal value of the Scheme Shares cancelled in accordance with clause 1), and shall allot and issue the same, credited as fully paid, to Aon Ireland.

5.	Settlement

(a)	All Aon Ireland Shares allotted pursuant to clause 2 shall be issued at the Effective Time, and Aon Ireland’s register of members will be updated to reflect such allotment and issue.

(b)

For Scheme Shareholders holding Scheme Shares in certificated form, the delivery of new share certificates in respect of the new Aon Ireland Shares allotted and issued to such Scheme Shareholders will be subject to customary exchange procedures established by the Exchange Agent. You are not required to immediately return your existing Aon UK Share certificates, but you will not automatically be issued with a new certificate representing your Aon Ireland Shares. You will, however, be required to return your Aon UK Share certificate(s) to the Exchange Agent at or before the time you decide to transfer your Aon Ireland Shares to another party, including when depositing into the DTC or should you prefer to be in receipt of an Aon Ireland Share certificate.

(c)

In the event that any Scheme Share certificates shall have been lost, stolen or destroyed, upon the relevant Scheme Shareholder’s compliance with the replacement requirements established by the Exchange Agent, including, if necessary, the posting by the relevant Scheme Shareholder of a bond in customary amount as indemnity against any claim that may be made against it with respect to the lost, stolen or destroyed Scheme Share certificate, the Exchange Agent shall provide in exchange for the lost, stolen or destroyed Scheme Share certificate the applicable Aon Ireland Shares certificate with respect to the new Aon Ireland Shares allotted and issued to such Scheme Shareholder.

(d)

All deliveries of notices and/or cheques required to be made under this Scheme shall be made by sending the same by first class post (or other similar method), addressed to the person entitled thereto, to the address appearing in Aon plc’s register of members or, in the case of joint holders, to the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time.

(e)

All cheques payable under this Scheme shall be in U.S. dollars and drawn on a U.S. clearing bank and shall be made payable to the Scheme Shareholder concerned or, in the case of joint holders, to the holder whose name stands first in Aon plc’s register of members in respect of the joint holding concerned at the Scheme Record Time and the encashment of any such cheque as is referred to in this clause 5(e) shall be a complete discharge for the moneys represented thereby.

(f)

None of Aon plc, Aon Ireland, the Transfer Agent, the Registrar or the Exchange Agent shall be responsible for any loss or delay in the transmission of the cheques sent to Scheme Shareholders in accordance with this clause 5, which shall be posted at the risk of the Scheme Shareholder concerned. All documents sent to, from, by or behalf of a Scheme Shareholder will be sent entirely at their own risk.

6.	Record of cancellation of Scheme Shares

(a)

At the Effective Time, Aon plc’s register of members shall be closed and thereafter there shall be no further registration of transfers of Aon plc shares that were outstanding prior to the Effective Time.

(b)

With effect from and including the Effective Time, all certificates representing holdings of Scheme Shares shall cease to have effect as documents of title to the Scheme Shares comprised therein, and every holder of Scheme Shares shall be bound on the request of Aon plc to deliver up to Aon plc the certificate(s) in respect of its, his or her entire holding of Scheme Shares.

7.	Overseas shareholders

(a)

The provisions of clauses 2 and 5 shall be subject to any prohibition or condition imposed by law. Without prejudice to the generality of the foregoing, if in the case of any Scheme Shareholder, Aon Ireland is advised or otherwise reasonably believes that the law of a country or territory outside the United Kingdom, the United States or Ireland precludes the allotment, issue or delivery to such Scheme Shareholder of Aon Ireland Shares under clause 2 or precludes the same except after compliance by Aon plc or Aon Ireland (as the case may be) with any governmental or other consent or any registration, filing or other formality (including ongoing requirements) with which Aon plc or Aon Ireland (as the case may be) is unable to comply or compliance with which Aon plc or Aon Ireland (as the case may be) regards as unduly onerous, Aon Ireland may determine in its sole discretion that any such Aon Ireland Shares shall be issued to such Scheme Shareholder but sold on their behalf, with the net proceeds of such sale being remitted to such Scheme Shareholder, in which event the Aon Ireland Shares shall be issued to such holder and Aon Ireland shall appoint a person to act pursuant to this clause 7 and such person shall be authorized on behalf of such Scheme Shareholder to procure that any Aon Ireland Shares in respect of which Aon Ireland has made such determination shall, as soon as practicable following the Effective Date, be sold on their behalf.

(b)

Any sale under clause 7(a) shall be carried out at the best price which can reasonably be obtained at the time of sale and the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale including any value added tax payable on the proceeds of such sale) shall be paid to such Scheme Shareholder by making a payment to such Scheme Shareholder in accordance with clause 3. In the absence of bad faith or willful default, none of Aon plc, Aon Ireland or any broker or agent of either of them shall have any liability for any loss arising as a result of the timing or terms of any such sale.

(c)

To give effect to any sale under this clause 7, the person appointed by Aon Ireland in accordance with clause 7(a) shall be authorized as attorney on behalf of the Scheme Shareholder concerned, to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer and to give such instructions and to do all other things which he may consider necessary or expedient in connection with such sale. In the absence of bad faith or willful default, none of Aon Ireland, Aon plc or their respective directors, officers, advisers or agents or the person or nominee so appointed shall have any liability for any loss or damage arising as a result of the timing or terms of such sale.

8.	Mandates

All mandates (including in respect of the payment of dividends and communication preferences) to Aon plc in force at the Scheme Record Time relating to Scheme Shares shall, unless and until revoked or amended, be deemed from and including the Effective Date to be a valid and effective mandate to Aon Ireland in relation to the corresponding Aon Ireland Shares to be allotted and issued pursuant to this Scheme.

9.	Effective Time

(a)

This Scheme shall become effective as soon as a copy of the order of the Court sanctioning this Scheme under Part 26 of the Companies Act and confirming the reduction of capital of Aon plc provided for by this Scheme under section 648 of the Companies Act (and the related statement of capital reflecting Aon plc’s new capital position) shall have been delivered to the Registrar of Companies for registration (and, if so ordered by the Court in relation to the confirmation of the reduction of capital, registered by the Registrar of Companies).

(b)

Unless this Scheme shall become effective on or before the Long Stop Date or such later date, if any, agreed in writing by Aon plc and Aon Ireland, and as the Court may approve (if such approval is required)), this Scheme shall lapse.

10.	Modification

Aon plc and Aon Ireland may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Court may approve or impose.

11.	Costs

Aon plc is authorized and permitted to pay all the costs and expenses relating to the negotiation, preparation and implementation of this Scheme.

12.	Governing law

This Scheme is governed by English law and is subject to the jurisdiction of the English courts.

                    , 2020

PART IV

TAXATION

The following section is a summary guide only to certain U.K., Irish and U.S. federal income tax aspects of the Scheme and the Shareholder Resolutions. It contains a general discussion of certain material tax consequences of (i) the Scheme, (ii) the Aon Ireland Reduction of Capital and (iii) post-Scheme ownership and disposition of Aon Ireland Shares. This is not a complete analysis of the potential tax effects of the Scheme or the Shareholder Resolutions nor will it relate to the specific tax position of all Aon Ireland Shareholders in all jurisdictions. This summary does not purport to be a legal opinion. You are advised to consult your own tax advisers as to the effects of the Scheme and the Shareholder Resolutions in relevant jurisdictions.

This summary assumes the Scheme and the Shareholder Resolutions (including, but not limited to, the Aon Ireland Reduction of Capital) will be effected in full, and that Aon Ireland will be treated as tax resident solely in Ireland.

U.K. Taxation

The following is intended only as a general guide to certain U.K. tax considerations and does not purport to be a complete analysis of all potential U.K. tax consequences of acquiring, holding or disposing of Aon Ireland Shares. The following is based on current U.K. law and what is understood to be the current practice of Her Majesty’s Revenue and Customs as of the date of this Document, both of which may change, possibly with retroactive effect. The following applies only to Aon UK Shareholders who are resident and, in the case of individuals domiciled, for tax purposes in (and only in) the United Kingdom (except insofar as express reference is made to the treatment of non-U.K. residents), who will hold their Aon Ireland Shares as an investment (other than in an individual savings account or pension arrangement) and who are the absolute beneficial owner of both the Aon Ireland Shares and any dividends paid thereon. The tax position of certain categories of Aon UK Shareholders who are subject to special rules (such as persons acquiring their Aon Ireland Shares in connection with employment, dealers in securities, insurance companies and collective investment schemes) is not considered.

The following summarizes the current position and is intended as a general guide only. Aon UK Shareholders who are in any doubt as to their tax position or who may be subject to tax in a jurisdiction other than the United Kingdom are strongly encouraged to consult their own professional advisers.

The Scheme

Taxation of Income

The Scheme should not be treated as involving a distribution subject to U.K. tax as income.

Taxation of Chargeable Gains

For the purposes of CGT, the cancellation of the Aon UK Shares and the issuance of the Aon Ireland Shares should be treated as a ‘scheme of reconstruction.’ Accordingly an Aon UK Shareholder who holds (either alone or together with connected person(s)) 5% or less of, or of any class of, shares in or debentures of Aon UK should obtain rollover relief in respect of the cancellation of Aon UK Shares and the issuance to it of the Aon Ireland Shares. This means that the Aon Ireland Shares issued to the Aon UK Shareholder should be treated as the same asset as, and as having been acquired at the same time and for the same consideration as, its Aon UK Shares.

An Aon UK Shareholder who holds (either alone or together with connected person(s)) more than 5% of, or of any class of, shares in or debentures of Aon UK will be eligible for the rollover treatment described in the preceding paragraph only if the Scheme is effected for bona fide commercial reasons and does not form part of a scheme or arrangement of which the main purpose, or one of the main purposes, is avoidance of a liability to

CGT. If these conditions are not met, then such an Aon UK Shareholder will be treated as receiving Aon Ireland Shares in consideration for the cancellation of its Aon UK Shares and as having made a disposal of its Aon UK Shares, which may, depending on individual circumstances, give rise to a chargeable gain or allowable loss for CGT purposes.

Stamp Duty and Stamp Duty Reserve Tax

No stamp duty or SDRT will be payable in relation to the cancellation and re-issuance of Aon UK Shares under the Scheme.

Aon Ireland Reduction of Capital

Taxation of Income and Chargeable Gains

The Aon Ireland Reduction of Capital should have no U.K. tax consequences for any Aon Ireland Shareholder. It should be treated as a ‘reorganisation’ of Aon Ireland’s share capital and, accordingly, should not result in a disposal by any Aon Ireland Shareholder of any of its Aon Ireland Shares for CGT purposes.

Stamp Duty and Stamp Duty Reserve Tax

No stamp duty or SDRT will be payable in relation to the Aon Ireland Reduction of Capital.

No stamp duty should be payable in respect of a transfer on sale of Aon Ireland Shares, unless the instrument of transfer is executed in, or relates to any property situated or to any matter or thing done or to be done in, the United Kingdom. No SDRT should be payable in respect of an agreement to transfer Aon Ireland Shares.

Holding and Disposition of Aon Ireland Shares

Taxation of Dividends

Dividend payments may be made in respect of Aon Ireland Shares without withholding or deduction for or on account of U.K. income tax. See “Part IV (TAXATION) — Irish Taxation — Dividend Withholding Tax” on page 71 of this Document for a discussion of the limited circumstances in which dividend payments in respect of Aon Ireland Shares will be subject to Irish DWT, and an explanation of the DWT Forms that an Aon Ireland Shareholder may need to complete in order to receive such dividend payments without deduction of Irish DWT.

Individual Aon Ireland Shareholders

Dividends received by individual shareholders resident for tax purposes in the United Kingdom generally are subject to U.K. income tax, whether the dividend is paid by a U.K. company such as Aon UK or an Irish company such as Aon Ireland.

Under current U.K. tax rules, specific rates of tax apply to dividend income. These include a nil rate of tax (the “nil rate band”) for the first £2,000 of dividend income in any tax year and different rates of tax for dividend income that exceeds the nil rate band. No tax credit attaches to dividend income. For these purposes “dividend income” includes U.K. and non-U.K. source dividends and certain other distributions in respect of shares. For U.K. tax purposes, the gross amount of any dividend paid by Aon Ireland must generally be brought into account before the deduction of any Irish DWT.

An individual Aon Ireland Shareholder who receives a dividend from Aon Ireland will not be liable for income tax on the dividend to the extent that (taking account of any other dividend income received by the Aon Ireland Shareholder in the same tax year) that dividend falls within the nil rate band.

To the extent that (taking account of any other dividend income received by the Aon Ireland Shareholder in the same tax year) the dividend exceeds the nil rate band, it will be subject to income tax at 7.5%

to the extent that it falls below the threshold for higher rate income tax. To the extent that (taking account of other dividend income received in the same tax year) the dividend falls above the threshold for higher rate income tax, the dividend will be taxed at 32.5% to the extent that it is within the higher rate band, or 38.1% to the extent that it is within the additional rate band. For the purposes of determining which of the taxable bands dividend income falls into, dividend income is treated as the highest part of an Aon Ireland Shareholder’s income. In addition, dividends within the nil rate band which would (if there was no nil rate band) have fallen within the basic or higher rate bands will use up those bands respectively for the purposes of determining whether the threshold for higher rate or additional rate income tax is exceeded.

An individual Aon Ireland Shareholder who is not resident in the United Kingdom will not be liable for income tax on dividends paid on Aon Ireland Shares unless such Aon Ireland Shareholder carries on a trade, profession or vocation in the United Kingdom and the dividends are a receipt of that trade, profession or vocation.

Corporate Aon Ireland Shareholders

It is likely that most dividends paid on Aon Ireland Shares to a corporate Aon Ireland Shareholder which is either U.K. resident or carries on a trade in the United Kingdom through a permanent establishment in connection with which its Aon Ireland Shares are held would fall within one or more of the classes of dividend qualifying for exemption from U.K. corporation tax. However, it should be noted that the exemptions are not comprehensive and are subject to anti-avoidance rules.

If a dividend paid on Aon Ireland Shares to a corporate Aon Ireland Shareholder which is either U.K. resident or carries on a trade in the United Kingdom through a permanent establishment in connection with which its Aon Ireland Shares are held is not treated as exempt and is subject to tax under the laws of Ireland, such corporate Aon Ireland Shareholders may be entitled to claim relief by way of credit in the United Kingdom in respect of such Irish tax.

Where a dividend paid on Aon Ireland Shares is treated as exempt, the Aon Ireland Shareholder will not be entitled to claim relief by way of credit in the United Kingdom in respect of any tax paid by the holder under the laws of Ireland in respect of that dividend, whether that tax is paid directly (see “Part IV (TAXATION) — Irish Taxation — Income Tax on Dividends Paid on Aon Ireland Shares” on page 74 of this Document) or by deduction (see “Part IV (TAXATION) — Irish Taxation — Dividend Withholding Tax” on page 71 of this Document).

Disposal of Aon Ireland Shares

Pursuant to the ‘scheme of reconstruction’ and ‘reorganisation’ treatments described above under “ – U.K. Taxation – The Scheme – Taxation of Chargeable Gains” and “ – U.K. Taxation – Aon Ireland Reduction of Capital – Taxation of Income and Chargeable Gains,” an Aon Ireland Shareholder’s liability to CGT upon a disposal of Aon Ireland Shares should be the same as it would have been had the Scheme and the Aon Ireland Reduction of Capital not occurred and the Aon Ireland Shareholder continued to hold Aon UK Shares.

A disposal or deemed disposal of Aon Ireland Shares by an Aon Ireland Shareholder may, depending on the Aon Ireland Shareholder’s circumstances and subject to any available exemption or reliefs (such as the annual exempt amount for individuals), give rise to a chargeable gain or an allowable loss for the purposes of CGT.

If an Aon Ireland Shareholder is not resident in the United Kingdom, it generally will not be subject to CGT on the disposal or deemed disposal of its Aon Ireland Shares unless it is carrying on a trade, profession or vocation in the United Kingdom through a branch or agency (or, in the case of a corporate Aon Ireland Shareholder, a permanent establishment) in connection with which the Aon Ireland Shares are used, held or acquired. Non-U.K. tax resident Aon Ireland Shareholders may be subject to non-U.K. tax on any gain under local law.

An individual Aon Ireland Shareholder who has been resident for tax purposes in the United Kingdom but who ceases to be so resident or becomes treated as resident outside the United Kingdom for the purposes of a double tax treaty for a period of five years or less and who disposes of all or part of his or her Shares during that period may be liable to CGT on his or her return to the United Kingdom, subject to any available exemptions or reliefs.

Stamp Duty and Stamp Duty Reserve Tax

No stamp duty should be payable in respect of a transfer on sale of Aon Ireland Shares, unless the instrument of transfer is executed in, or relates to any property situated or to any matter or thing done or to be done in, the United Kingdom. No SDRT should be payable in respect of an agreement to transfer Aon Ireland Shares.

Inheritance Tax

Liability for U.K. inheritance tax may arise in respect of Aon Ireland Shares upon the death of, or upon a gift of Aon Ireland Shares by, an individual Aon Ireland Shareholder who is domiciled, or deemed to be domiciled, in the United Kingdom.

Aon Ireland Shares are not assets situated in the United Kingdom for the purposes of U.K. inheritance tax. Accordingly, neither the death of an Aon Ireland Shareholder nor a gift of Aon Ireland Shares by an Aon Ireland Shareholder will give rise to a liability for U.K. inheritance tax if the Aon Ireland Shareholder is neither domiciled nor deemed to be domiciled in the United Kingdom.

For U.K. inheritance tax purposes, a transfer of assets at less than full market value may be treated as a gift, and particular rules apply to gifts where the donor reserves or retains some benefit. Special rules also apply to close companies and trustees of settlements who hold Aon Ireland Shares, bringing them within the charge to inheritance tax. Aon Ireland Shareholders should consult an appropriate tax adviser if they make a gift or transfer at less than full market value or if they intend to hold any Aon Ireland Shares through trust arrangements.

Irish Taxation

Scope of Discussion

The following is a summary of certain Irish tax considerations for Aon UK Shareholders who receive Aon Ireland Shares pursuant to the Scheme and who are the beneficial owners of such Aon Ireland Shares. This summary does not purport to be a comprehensive description of all of the Irish tax considerations that may be relevant to each Aon UK Shareholder. This summary is based upon Irish tax laws and the practice of the Irish Revenue Commissioners, as well as correspondence with the Irish Revenue Commissioners, as of the date of this Document. Changes in law and/or administrative practice may result in the alteration of the tax considerations described below.

This summary does not constitute tax advice and is intended only as a general guide. This summary is not exhaustive, and you are encouraged to consult your own tax advisors as to the Irish tax consequences (and tax consequences of the laws of other relevant jurisdictions) of the Scheme and the ownership and disposal of Aon Ireland Shares. This summary applies to you only if you will own Aon Ireland Shares as a capital asset, and it does not apply to other categories of holders, such as dealers in securities, trustees, insurance companies, collective investment schemes and shareholders who have, or who are deemed to have, acquired their Aon Ireland Shares by virtue of an Irish office or employment (performed or carried on in Ireland).

Irish Tax on Chargeable Gains

General

The rate of chargeable gains in Ireland (where applicable) is 33%. Liability to Irish tax on chargeable gains depends on the individual circumstances of the Aon UK Shareholders and Aon Ireland Shareholders.

Non-Resident Shareholders

Aon UK Shareholders that are not resident or ordinarily resident in Ireland for Irish tax purposes and do not hold their Aon UK Shares in connection with a trade carried on by such Aon UK Shareholders through an Irish branch or agency should not be within the charge to Irish tax on chargeable gains on the cancellation of their Aon UK Shares, or on receipt of the Aon Ireland Shares pursuant to the Scheme.

Aon Ireland Shareholders that are not resident or ordinarily resident in Ireland for Irish tax purposes and do not hold their Aon Ireland Shares in connection with a trade carried on by such Aon Ireland Shareholders through an Irish branch or agency should not be liable for Irish tax on chargeable gains on the implementation of the Aon Ireland Reduction of Capital or on a subsequent disposal of their Aon Ireland Shares.

Irish Resident Shareholders

Aon UK Shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes, or Aon UK Shareholders that hold their Aon UK Shares in connection with a trade carried on by such Aon UK Shareholders through an Irish branch or agency, should be within the charge to Irish tax on chargeable gains arising on the cancellation of their Aon UK Shares pursuant to the Scheme. However, such Aon UK Shareholders should not recognize any taxable gain or loss on the cancellation of the Aon UK Shares and the Aon Ireland Shares received pursuant to the Scheme should be treated as the same asset as their cancelled Aon UK Shares.

Aon Ireland Shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes, or Aon Ireland Shareholders that hold their Aon Ireland Shares in connection with a trade carried on by such Aon Ireland Shareholders through an Irish branch or agency, subject to the availability of any exemptions and reliefs, generally will be within the charge to Irish tax on chargeable gains arising on a subsequent disposal of their Aon Ireland Shares.

Where the treatment described above applies (i.e., where the Aon Ireland Shares are treated as the same asset as the cancelled Aon UK Shares) to the receipt of the Aon Ireland Shares in exchange for Aon UK Shares, a former Aon UK Shareholder’s base cost in the Aon Ireland Shares received would be the consideration paid by such Aon UK Shareholder for the Aon UK Shares when they were first acquired by such Aon UK Shareholder. In that case, any chargeable gain (or allowable loss) on a subsequent disposal or partial disposal of the Aon Ireland Shares would be calculated by reference to this base cost.

The implementation of the Aon Ireland Reduction of Capital should be treated as a reorganization of Aon Ireland’s share capital for the purposes of Irish tax on chargeable gains. Accordingly, Aon Ireland Shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes, or Aon Ireland Shareholders that hold their Aon Ireland Shares in connection with a trade carried on by such Aon Ireland Shareholders through an Irish branch or agency, should not be treated as having disposed of their Aon Ireland Shares for the purposes of Irish tax on chargeable gains.

An Aon Ireland Shareholder who is an individual and who is temporarily not resident in Ireland may, under Irish anti-avoidance legislation, still be liable to Irish tax on any chargeable gain realized upon a subsequent disposal of Aon Ireland Shares during the period in which such individual is a nonresident.

Stamp Duty

General

The rate of Irish stamp duty (where applicable) on transfers of shares of Irish incorporated companies is 1% of the greater of the price paid or the market value of the shares acquired. Where Irish stamp duty arises, it generally is a liability of the transferee.

Note that some statements regarding Irish stamp duty in this section may be the subject of an application by Aon Ireland to the Irish Revenue Commissioners.

The Scheme

No Irish stamp duty should be payable on the cancellation of the Aon UK Shares or the issue of the Aon Ireland Shares pursuant to the Scheme

Aon Ireland Reduction of Capital

No Irish stamp duty should be payable on the implementation of the Aon Ireland Reduction of Capital.

Transfer of Aon Ireland Shares

Irish stamp duty may, depending on the manner in which the Aon Ireland Shares are held, be payable in respect of transfers of Aon Ireland Shares.

Aon Ireland Shares Held Through DTC

A transfer of Aon Ireland Shares effected by means of the transfer of book-entry interests in DTC will not be subject to Irish stamp duty. On the basis that most Aon Ireland Shares are expected to be held through DTC, it is anticipated that most transfers of Aon Ireland Shares will be exempt from Irish stamp duty.

Aon Ireland Shares Held Outside of DTC; Aon Ireland Shares Transferred In/Out of DTC

A transfer of Aon Ireland Shares where any party to the transfer holds such Aon Ireland Shares outside of DTC may be subject to Irish stamp duty. Aon Ireland Shareholders wishing to transfer their Aon Ireland Shares into (or out of) DTC may do so without giving rise to Irish stamp duty provided that:

•	there is no change in the beneficial ownership of such Aon Ireland Shares as a result of the transfer; and

•	the transfer is not effected in contemplation of a sale of such Aon Ireland Shares by a beneficial owner to a third party.

Due to the potential Irish stamp duty charge on transfers of Aon Ireland Shares held outside DTC, Aon UK Shareholders who do not hold their Aon UK Shares through DTC (or through a broker who in turn holds such Aon UK Shares through DTC) are strongly encouraged, upon the Scheme being implemented, to consider holding the Aon Ireland Shares received by them through DTC.

Dividend Withholding Tax

Note that some statements regarding Irish DWT in this section may be the subject of an application by Aon Ireland to the Irish Revenue Commissioners.

General

Distributions made by Aon Ireland should, in the absence of one of many exemptions, be subject to DWT, which currently applies at the rate of 20% and is expected to increase to 25% on January 1, 2020. For DWT purposes, a distribution includes any distribution that may be made by Aon Ireland to Aon Ireland Shareholders, including cash dividends, non-cash dividends and additional stock taken in lieu of a cash dividend. Where an exemption does not apply in respect of a distribution made to a particular Aon Ireland Shareholder, Aon Ireland is responsible for withholding DWT prior to making such distribution.

Exemptions

Irish domestic law provides that a non-Irish resident Aon Ireland Shareholder is not subject to DWT on dividends received from Aon Ireland if such Aon Ireland Shareholder is beneficially entitled to the dividend and is either:

•	a person (not a company) resident for tax purposes in a Relevant Territory (including the United States) and is neither resident nor ordinarily resident in Ireland;

•	a company resident for tax purposes in a Relevant Territory, provided such company is not under the control, directly or indirectly, of a person or persons who is or are resident in Ireland;

•

a company that is controlled, directly or indirectly, by persons resident in a Relevant Territory and who is or are (as the case may be) not controlled by, directly or indirectly, persons who are not resident in a Relevant Territory;

•

a company whose principal class of shares (or those of its 75% direct or indirect parent) is substantially and regularly traded on a stock exchange in Ireland, on a recognized stock exchange in a Relevant Territory or on such other stock exchange approved by the Irish Minister for Finance; or

•

a company that is wholly owned, directly or indirectly, by two or more companies where the principal class of shares of each of such companies is substantially and regularly traded on a stock exchange in Ireland, on a recognized stock exchange in a Relevant Territory or on such other stock exchange approved by the Irish Minister for Finance;

and provided, in each case noted above (but subject to “Part IV (TAXATION) — Irish Taxation — Dividend Withholding Tax — Shares Held by U.S. Resident Shareholders” on page 72 of this Document), Aon Ireland or, in respect of Aon Ireland Shares held through DTC, any qualifying intermediary appointed by Aon Ireland, has received from the Aon Ireland Shareholder, where required, the relevant DWT Forms prior to the payment of the dividend. In practice, in order to ensure sufficient time to process the receipt of relevant DWT Forms, the Aon Ireland Shareholder where required should furnish the relevant DWT Forms to: (i) its broker (and the relevant information is further transmitted to any qualifying intermediary appointed by Aon Ireland) before the record date for the dividend (or such later date before the dividend payment date as may be notified to the Aon Ireland Shareholder by the broker) if its Aon Ireland Shares are held through DTC; or (ii) the Transfer Agent at least seven business days before the record date for the dividend if its Aon Ireland Shares are held outside of DTC.

Links to the various DWT Forms are available at www.revenue.ie/en/companies-andcharities/dividend-withholding-tax/exemptions-for-non-residents.aspx.

Shareholders that are required to file DWT Forms in order to receive dividends free of DWT should note that such forms generally are valid, subject to a change in circumstances, until December 31 of the fifth year after the year in which such forms were completed.

For non-Irish resident Aon Ireland Shareholders that cannot avail themselves of one of Ireland’s domestic law exemptions from DWT, it may be possible for such Aon Ireland Shareholders to rely on the provisions of a double tax treaty to which Ireland is party to reduce the rate of DWT.

Shares Held by U.S. Resident Shareholders

Dividends paid in respect of Aon Ireland Shares that are owned by a U.S. resident and held through DTC should not be subject to DWT, provided the address of the beneficial owner of such Aon Ireland Shares in the records of the broker holding such Aon Ireland Shares is in the United States (and such broker has further transmitted the relevant information to a qualifying intermediary appointed by Aon Ireland). Aon Ireland Shareholders are strongly encouraged to ensure that their information is properly recorded by their brokers (so such brokers can further transmit the relevant information to a qualifying intermediary appointed by Aon Ireland).

Dividends paid in respect of Aon Ireland Shares that are held outside of DTC will not be subject to DWT if the Aon Ireland Shareholder satisfies the conditions of one of the exemptions referred to under “Part IV (TAXATION) — Irish Taxation — Dividend Withholding Tax — Exemptions” on page 71 of this Document, including the requirement to provide a valid DWT Form (together with a completed IRS Form 6166) to the Transfer Agent at least seven business days before the record date for the dividend to confirm its U.S. residence and claim an exemption. Aon Ireland Shareholders who are U.S. residents and who wish to hold their Aon Ireland Shares outside of DTC are strongly encouraged to complete the appropriate DWT Form and IRS Form 6166 and provide them to the Transfer Agent as soon as possible.

If any Aon Ireland Shareholder that is resident in the United States receives a dividend from which DWT has been withheld, such Aon Ireland Shareholder generally should be entitled to apply for a refund of such DWT from the Irish Revenue Commissioners, provided such Aon Ireland Shareholder is beneficially entitled to the dividend.

Shares Held by Residents of Relevant Territories Other Than the United States

Aon Ireland Shareholders who are residents of Relevant Territories, other than the United States, must satisfy the conditions of one of the exemptions referred to under “Part IV (TAXATION) — Irish Taxation — Dividend Withholding Tax — Exemptions” on page 71 of this Document, including the requirement to furnish valid DWT Forms, in order to receive dividends without suffering DWT.

If such Aon Ireland Shareholders hold their Aon Ireland Shares through DTC, they must provide the appropriate DWT Forms to their brokers (so such brokers can further transmit the relevant information to a qualifying intermediary appointed by Aon Ireland) before the record date for the dividend (or such later date before the dividend payment date as may be notified to the Aon Ireland Shareholder by the broker).

If such Aon Ireland Shareholders hold their Aon Ireland Shares outside of DTC, they must provide the appropriate DWT Forms to the Transfer Agent at least seven business days before the record date for the dividend. Aon Ireland Shareholders who are residents of Relevant Territories other than the United States and who receive Aon Ireland Shares pursuant to the Scheme are strongly encouraged to complete the appropriate DWT Forms and provide them to their brokers or the Transfer Agent, as the case may be, as soon as possible after receiving their Aon Ireland Shares.

If any Aon Ireland Shareholder who is resident in a Relevant Territory receives a dividend from which DWT has been withheld, such Aon Ireland Shareholder may be entitled to a refund of DWT from the Irish Revenue Commissioners, provided such Aon Ireland Shareholder is beneficially entitled to the dividend.

Shares Held by Irish Residents

Most Irish tax resident or ordinarily resident shareholders (other than Irish resident companies that have completed the appropriate DWT Forms) should be subject to DWT in respect of dividends paid on their Aon Ireland Shares.

Aon Ireland Shareholders that are residents of Ireland, but are entitled to receive dividends without DWT, must complete appropriate DWT Forms and provide them to their brokers (so such brokers can further transmit the relevant information to a qualifying intermediary appointed by Aon Ireland) before the record date for the dividend (or such later date before the dividend payment date as may be notified to the Aon Ireland Shareholder by the broker) (in the case of Aon Ireland Shares held through DTC), or to the Transfer Agent at least seven business days before the record date for the dividend (in the case of Aon Ireland Shares held outside of DTC).

Aon Ireland Shareholders who are resident or ordinarily resident in Ireland or are otherwise subject to Irish tax should consult their own tax advisors.

Shares Held by Other Persons

Aon Ireland Shareholders that do not fall within any of the categories specifically referred to above may nonetheless fall within other exemptions from DWT. If any Aon Ireland Shareholders are exempt from DWT, but receive dividends subject to DWT, such Aon Ireland Shareholders may apply for refunds of such DWT from the Irish Revenue Commissioners.

Dividends paid in respect of Aon Ireland Shares held through DTC that are owned by a partnership formed under the laws of a Relevant Territory and where all the underlying partners are residents in a Relevant Territory should be entitled to exemption from DWT if all of the partners complete the appropriate DWT Forms and provide them to their brokers (so such brokers can further transmit the relevant information to a qualifying intermediary appointed by Aon Ireland) before the record date for the dividend (or such later date before the dividend payment date as may be notified to the Aon Ireland Shareholder by the broker). If any partner is not a resident of a Relevant Territory, no partner is entitled to exemption from DWT.

Qualifying Intermediary

Aon Ireland has put in place an agreement with an entity that is recognized by the Irish Revenue Commissioners as a “qualifying intermediary,” which will provide for certain arrangements relating to distributions in respect of Aon Ireland Shares that are held through DTC. The agreement provides that the qualifying intermediary will distribute or otherwise make available to DTC (based on Aon Ireland Shares registered in the name of Cede & Co., DTC’s nominee) any cash dividend or other cash distribution with respect to the Aon Ireland Shares that are held through DTC after Aon Ireland delivers or causes to be delivered to the qualifying intermediary the cash to be distributed.

Income Tax on Dividends Paid on Aon Ireland Shares

Irish income tax may arise for certain persons in respect of dividends received from Irish resident companies.

An Aon Ireland Shareholder that is not resident or ordinarily resident in Ireland and that is entitled to an exemption from DWT generally has no liability to Irish income tax or the universal social charge on a dividend from Aon Ireland. An exception to this position may apply where such Aon Ireland Shareholder holds Aon Ireland Shares through a branch or agency in Ireland through which a trade is carried on.

An Aon Ireland Shareholder that is not resident or ordinarily resident in Ireland and that is not entitled to an exemption from DWT generally has no additional Irish income tax liability or liability to the universal social charge. The DWT deducted by Aon Ireland discharges the liability to income tax and the universal social charge. An exception to this position may apply where such Aon Ireland Shareholder holds Aon Ireland Shares through a branch or agency in Ireland through which a trade is carried on.

Irish resident or ordinarily resident shareholders may be subject to Irish tax and (in the case of an individual) the universal social charge and/or Pay Related Social Insurance on dividends received from Aon Ireland. Such Aon Ireland Shareholders should consult their own tax advisors.

CAT

CAT comprises principally gift tax and inheritance tax. CAT could apply to a gift or inheritance of Aon Ireland Shares irrespective of the place of residence, ordinary residence or domicile of the parties. This is because Aon Ireland Shares are regarded as property situated in Ireland for Irish CAT purposes, as Aon Ireland’s share register must be held in Ireland. The person who receives the gift or inheritance has primary liability for CAT.

CAT is currently levied at a rate of 33% above certain tax-free thresholds. The appropriate tax-free threshold is dependent upon (i) the relationship between the donor and the donee and (ii) the aggregation of the values of previous gifts and inheritances received by the donee from persons within the same group threshold. Gifts and inheritances passing between spouses are exempt from CAT. Children have a tax-free threshold of €320,000 in respect of taxable gifts or inheritances received from their parents, which is expected to increase to €335,000 for gifts and inheritances taken on or after October 9, 2019. Aon Ireland Shareholders should consult their own tax advisors as to whether CAT is creditable or deductible in computing any domestic tax liabilities.

There is also a “small gift exemption” from CAT whereby the first €3,000 of the taxable value of all taxable gifts taken by a donee from any one donor, in each calendar year, is exempt from CAT and is also excluded from any future aggregation. This exemption does not apply to an inheritance.

THE IRISH TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. YOU ARE ENCOURAGED TO CONSULT WITH YOUR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE SCHEME AND OF THE ACQUISITION, OWNERSHIP AND DISPOSAL OF AON IRELAND SHARES.

Material U.S. Federal Income Tax Consequences

The following discussion is a summary of (i) the material U.S. federal income tax consequences of the Exchange to Aon UK and Aon Ireland; and (ii) the material U.S. federal income tax consequences to U.S. Holders and Non-U.S. Holders (each as defined below) of (a) the Exchange and (b) owning and disposing of Aon Ireland Shares received pursuant to the Scheme.

THE DISCUSSION BELOW IS NOT A SUBSTITUTE FOR AN INDIVIDUAL ANALYSIS OF THE TAX CONSEQUENCES OF THE EXCHANGE AND POST-EXCHANGE OWNERSHIP AND DISPOSITION OF AON IRELAND SHARES. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS REGARDING THE U.S. (FEDERAL, STATE AND LOCAL), IRISH, AND OTHER NON-U.S. TAX CONSEQUENCES OF THESE MATTERS IN LIGHT OF YOUR PARTICULAR SITUATION.

The discussion generally does not address any aspects of U.S. taxation other than U.S. federal income taxation, is not a complete analysis or listing of all potential tax consequences of the Exchange or of owning and disposing of Aon Ireland Shares, and does not address all aspects of U.S. federal income taxation that may be relevant to particular Aon UK Shareholders or Aon Ireland Shareholders in light of their specific circumstances, including any tax consequences arising under the Medicare contribution tax on net investment income. In particular, the discussion below addresses tax consequences to those who own their Aon UK Shares, and who will own their Aon Ireland Shares, solely as “capital assets” within the meaning of Section 1221 of the U.S. Code (generally, property held for investment). The discussion below does not address any tax consequences to Aon UK Shareholders or Aon Ireland Shareholders, as applicable, who, for U.S. federal tax purposes, are subject to special treatment under the U.S. Code, such as:

•	banks, thrifts, mutual funds, insurance companies and other financial institutions;

•	real estate investment trusts and regulated investment companies;

•	traders in securities who elect to apply a mark-to-market method of tax accounting;

•	brokers or dealers in securities or foreign currency;

•	tax-exempt organizations, pension funds or governmental organizations;

•	individual retirement and other deferred accounts;

•	U.S. Holders whose functional currency is not the U.S. dollar;

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	PFICs, “controlled foreign corporations” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	persons subject to the alternative minimum tax;

•	shareholders who hold their shares as part of a straddle, hedging, conversion, constructive sale or other risk reduction transaction;

•	persons who purchase or sell their shares as part of a wash sale for tax purposes;

•	“S corporations,” partnerships or other entities or arrangements classified as partnerships for U.S. federal income tax purposes or other pass-through entities (and investors therein);

•	grantor trusts;

•	shareholders who received their shares through the exercise of employee stock options, as compensation, through a tax-qualified retirement plan or in connection with the performance of services; and

•	persons who own (directly, indirectly or constructively) 5% or more (by vote or value) of the outstanding Aon UK Shares or, after the Exchange, the outstanding Aon Ireland Shares.

The discussion is based on and subject to the U.S. Code, the U.S. Treasury Regulations promulgated thereunder, administrative guidance, court decisions and the Ireland-U.S. Income Tax Treaty, all as of the date hereof and all of which are subject to change, possibly with retroactive effect, and to differing interpretations. No rulings are intended to be sought from the IRS with respect to the Exchange or the ownership and disposition of Aon Ireland Shares or any other matter. There can be no assurance that the IRS or a court will not take a contrary position regarding the tax consequences described herein.

Definition of U.S. and Non-U.S. Holder

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of Aon UK Shares or Aon Ireland Shares, as the case may be, who is:

•	an individual who is a citizen or resident of the United States;

•	a corporation or other entity taxable as a corporation created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust if (i) a court within the United States can exercise primary supervision over the administration thereof and one or more U.S. persons have the authority to control all substantial decisions thereof or (ii) the trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes.

For purposes of this discussion, a “Non-U.S. Holder” means a beneficial owner of Aon UK Shares or Aon Ireland Shares, as the case may be, who is neither a U.S. Holder nor a partnership (or other entity treated as a partnership for U.S. federal income tax purposes).

If a partnership, including for this purpose any arrangement that is treated as a partnership for U.S. federal income tax purposes, is a beneficial owner of Aon UK Shares or Aon Ireland Shares, the tax treatment of a partner or other owner in the partnership generally will depend upon the status of the partner or other owner and the activities of the partnership. A holder that is either a partnership, or a partner or owner in such a partnership, should consult its own tax advisor about the U.S. federal income tax consequences of the Exchange and the ownership and disposition of Aon Ireland Shares.

Material Tax Consequences of the Exchange to Aon UK and Aon Ireland

The Exchange is not expected to give rise to material U.S. federal income tax for Aon UK or Aon Ireland.

Material Tax Consequences of the Exchange to U.S. Holders of Aon UK Shares

The Exchange is expected to qualify as a tax-free exchange under Section 351 of the U.S. Code for U.S. federal income tax purposes. Assuming the Exchange is so treated, subject to the discussion below relating to the PFIC rules, (i) a U.S. Holder that receives Aon Ireland Shares in the Exchange will not recognize any income, gain or loss, (ii) the U.S. Holder will have an adjusted tax basis in the Aon Ireland Shares received in the Exchange equal to the adjusted tax basis of the Aon UK Shares surrendered by such U.S. Holder in the Exchange that is allocable to the Aon Ireland Shares received and (iii) the holding period for Aon Ireland Shares received in the Exchange will include the holding period for the Aon UK Shares surrendered therefor. A U.S. Holder will be required to retain records pertaining to the Exchange.

However, neither Aon UK nor Aon Ireland intends to request a ruling from the IRS regarding the U.S. federal income tax consequences of the Exchange. Consequently, there is no guarantee that the IRS will treat the Exchange as a tax-free exchange under Section 351 of the U.S. Code for U.S. federal income tax purposes. If the IRS were to challenge the treatment of the Exchange as a tax-free exchange under Section 351 of the U.S. Code, and such challenge were sustained, such exchange will be treated as a taxable exchange.

If the Exchange were to be treated as a taxable exchange, a U.S. Holder will generally recognize gain or loss equal to the difference between (i) the fair market value of the Aon Ireland Shares received on the date of the Exchange and (ii) the U.S. Holder’s adjusted tax basis in the Aon UK Shares surrendered in the Exchange. Any such gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if the U.S. Holder has held the Aon UK Shares for more than one year as of the Exchange. Long-term capital gain of a non-corporate U.S. Holder is currently subject to a maximum U.S. federal income tax rate of 20%. If a non-corporate U.S. Holder does not qualify for long-term capital gain treatment, any gain is currently subject to a maximum U.S. federal income tax rate of 37%. The deductibility of capital losses is subject to limitations. Any such gain or loss recognized by a U.S. Holder generally will be treated as U.S. source gain or loss. If a U.S. Holder acquired different blocks of Aon UK Shares at different times and different prices, such U.S. Holder must determine its adjusted basis and holding period separately with respect to each block of Aon UK Shares.

Passive Foreign Investment Company Rules

Aon UK believes that it was not a PFIC (generally, a foreign corporation that has a specified percentage of “passive” income or assets, after the application of certain “look-through” rules and further described under “Part IV (TAXATION) — Material U.S. Federal Income Tax Consequences — Material Tax Consequences to U.S. Holders of Holding Aon Ireland Shares — Passive Foreign Investment Company Considerations” on page 79 of this Document) for U.S. federal income tax purposes for its 2018 taxable year or any prior taxable year. However, because PFIC status depends on the composition of a company’s income and assets and the market value of its assets from time to time, there can be no assurance that Aon UK was not a PFIC for any taxable year. If Aon UK was a PFIC for any taxable year during which a U.S. Holder owned Aon UK Shares, certain adverse tax consequences could apply to the U.S. Holder as a result of the Exchange, even if that transaction otherwise qualified as a tax-free exchange for U.S. federal income tax purposes. U.S. Holders of Aon UK Shares should consult their own tax advisors with respect to the U.S. federal income tax consequences of the Exchange if they believe that Aon UK was a PFIC for any taxable year during which they owned Aon UK Shares.

Material Tax Consequences of the Exchange to Non-U.S. Holders of Aon UK Shares

As discussed above, the Exchange is expected to qualify as a tax-free exchange under Section 351 of the U.S. Code for U.S. federal income tax purposes. Assuming the Exchange is so treated, a non-U.S. Holder that receives Aon Ireland Shares in the Exchange will not recognize any income, gain or loss for U.S. federal income tax purposes.

If the IRS were to challenge the treatment of the Exchange as such a tax-free exchange under Section 351 of the U.S. Code, and such challenge were sustained, the Exchange will be treated as a taxable exchange, resulting in the recognition of gain or loss for U.S. federal income tax purposes. However, subject to the discussion below under “Part IV (TAXATION) — Material U.S. Federal Income Tax Consequences — Information Reporting and Backup Withholding” on page 80 of this Document, a Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized in the Exchange unless:

•

the recognized gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States and, if required by an applicable tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States; or

•	the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year in which the Exchange occurs, and certain other requirements are met.

Unless an applicable tax treaty provides otherwise, the recognized gain described in the first bullet above generally will be subject to U.S. federal income tax on a net income tax basis in the same manner as if such Non-U.S. Holder were a U.S. person. See “Part IV (TAXATION) — Material U.S. Federal Income Tax Consequences — Material Tax Consequences of the Exchange to U.S. Holders of Aon UK Shares” on page 77 of this Document. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax equal to 30% (or such lower rate specified by an applicable tax treaty) of its effectively connected earnings and profits for the taxable year, as adjusted for certain items.

Recognized gain described in the second bullet above will be subject to U.S. federal income tax at a flat 30% rate (or such lower rate specified by an applicable tax treaty), but may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided that the Non-U.S. Holder has filed in a timely manner U.S. federal income tax returns with respect to such losses.

Non-U.S. Holders should consult their own tax advisors regarding any applicable tax treaties that may provide for different rules.

Material Tax Consequences to U.S. Holders of Holding Aon Ireland Shares

Taxation of Dividends to U.S. Holders

Distributions will be treated as a dividend to U.S. Holders to the extent that they are paid out of Aon Ireland’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Subject to the following discussion of special rules applicable to PFICs, the gross amount of the dividends paid by Aon Ireland to U.S. Holders may be eligible for taxation at lower rates. The maximum U.S. federal income tax rate imposed on dividends received by non-corporate U.S. Holders from certain “qualified foreign corporations” is currently 20%, provided that certain holding period requirements are satisfied and certain other requirements are met. For these purposes, a non-U.S. corporation will be treated as a qualified foreign corporation if it is eligible for the benefits of a comprehensive income tax treaty with the United States which is determined by the U.S. Treasury to be satisfactory for purposes of these rules and which includes an exchange of information provision. The U.S. Treasury has determined that the Ireland-U.S. Income Tax Treaty meets these requirements, and it is expected that Aon Ireland will be eligible for the benefits of the Ireland-U.S. Income Tax Treaty. In addition, a non-U.S. corporation is also treated as a qualified foreign corporation with respect to dividends paid by that corporation on shares which are readily tradable on an established securities market in the United States. The U.S. Treasury and the IRS have determined that common stock is considered readily tradable on an established securities market if it is listed on an established securities market in the United States, such as the NYSE. Aon Ireland Shares are expected to be traded on the NYSE. However, there can be no assurance that the Aon Ireland Shares will be considered readily tradable on an established securities market in future years. This reduced rate will not be available in all situations, and U.S. Holders should consult their own tax advisors regarding the application of the relevant rules to their particular circumstances. Dividends paid by Aon Ireland will not qualify for the dividends received deduction otherwise available to corporate shareholders.

Distributions in excess of the current and accumulated earnings and profits of Aon Ireland will be applied first to reduce the U.S. Holder’s tax basis in its Aon Ireland Shares, and thereafter will constitute gain from the sale or exchange of such Aon Ireland Shares as described under “Part IV (TAXATION) — Material U.S. Federal Income Tax Consequences — Material Tax Consequences to U.S. Holders of Holding Aon Ireland Shares — Sale, Exchange or Other Taxable Disposition by U.S. Holders” on page 79 of this Document.

Subject to certain conditions and limitations, withholding taxes, if any, on dividends paid by Aon Ireland would under certain circumstances be treated as foreign taxes eligible for credit against a U.S. Holder’s U.S. federal income tax liability under the U.S. foreign tax credit rules. Dividends paid on Aon Ireland Shares generally will be treated as foreign source, passive income for foreign tax credit limitation purposes. However, it is possible that Aon Ireland is or, at some future time, will be at least 50% owned by U.S. persons. Dividends paid by a foreign corporation that is at least 50% owned by U.S. persons may be treated as U.S. source income (rather than foreign source income) for foreign tax credit purposes to the extent the foreign corporation has more than an insignificant amount of U.S. source income. The effect of this rule may be to treat a portion of any dividends paid by Aon Ireland as U.S. source income. Treatment of the dividends as U.S. source income in whole or in part may limit a U.S. Holder’s ability to claim a foreign tax credit with respect to foreign taxes payable or deemed payable (if otherwise eligible for credit) in respect of the dividends or other items of foreign source, passive income for U.S. federal foreign tax credit limitation purposes. The rules governing the U.S. foreign tax credit are complex. U.S. Holders should consult their tax advisors regarding the availability of the U.S. foreign tax credit under their particular circumstances.

Sale, Exchange or Other Taxable Disposition by U.S. Holders

Subject to the following discussion of special rules applicable to PFICs, a U.S. Holder will generally recognize gain or loss on the sale, exchange or other taxable disposition of Aon Ireland Shares in an amount equal to the difference between (i) the amount realized on such taxable disposition and (ii) the U.S. Holder’s adjusted tax basis in the Aon Ireland Shares, in each case as determined in U.S. dollars. Any such gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if the U.S. Holder has held the Aon Ireland Shares for more than one year. Long-term capital gain of a non-corporate U.S. Holder is currently subject to a maximum U.S. federal income tax rate of 20%. If a non-corporate U.S. Holder does not qualify for long-term capital gain treatment, any gain is currently subject to a maximum U.S. federal income tax rate of 37%. The deductibility of capital losses is subject to limitations. Any such gain or loss recognized by a U.S. Holder generally will be treated as U.S. source gain or loss. If a U.S. Holder acquired different blocks of Aon Ireland Shares at different times and different prices, such U.S. Holder must determine its adjusted basis and holding period separately with respect to each block of Aon Ireland Shares.

Passive Foreign Investment Company Considerations

A foreign corporation is a PFIC for any tax year if, after the application of certain “look-through” rules, in a tax year (i) at least 75% of its gross income is “passive income” as that term is defined in the relevant provisions of the U.S. Code and IRS rules or (ii) at least 50% of the average value of its assets produce “passive income” or are held for the production of “passive income.” Aon Ireland is not expected to be a PFIC for the current tax year and is not expected to become a PFIC in the future. However, this conclusion is a factual determination made annually and is subject to change. There can be no assurance that the IRS will not successfully challenge this position or that Aon UK will not be or become a PFIC at some future time.

If a U.S. Holder is treated as owning stock in a PFIC, the U.S. Holder will be subject to special rules intended to reduce or eliminate the benefit of the deferral of U.S. federal income tax that results from investing in a foreign corporation that does not distribute all of its earnings on a current basis. These rules may adversely affect the tax treatment to a U.S. Holder of dividends paid by Aon Ireland and of sales, exchanges and other dispositions of Aon Ireland Shares, and may result in other U.S. federal income tax consequences. U.S. Holders should consult their own tax advisors about the determination of Aon Ireland’s PFIC status and the U.S. federal income tax consequences of holding Aon Ireland Shares if Aon Ireland is considered a PFIC in any taxable year.

Material Tax Consequences to Non-U.S. Holders of Holding Aon Ireland Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income tax or, subject to the discussion under “Part IV (TAXATION) — Material U.S. Federal Income Tax Consequences — Information Reporting and Backup Withholding” on page 80 of this Document, U.S. federal withholding tax on any dividends received on Aon Ireland Shares or any gain recognized on a sale or other disposition of Aon Ireland Shares unless:

•

the dividend or gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States, and if required by an applicable tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States; or

•

in the case of gain only, the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the sale or disposition, and certain other requirements are met.

Unless an applicable tax treaty provides otherwise, the dividend or recognized gain described in the first bullet above generally will be subject to U.S. federal income tax in the same manner as if such Non-U.S. Holder were a U.S. person. See “Part IV (TAXATION) — Material U.S. Federal Income Tax Consequences — Material Tax Consequences to U.S. Holders of Holding Aon Ireland Shares” on page 78 of this Document. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax equal to 30% (or such lower rate specified by an applicable tax treaty) of its effectively connected earnings and profits for the taxable year, as adjusted for certain items.

Recognized gain described in the second bullet above will be subject to U.S. federal income tax at a flat 30% rate (or such lower rate specified by an applicable tax treaty), but may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided that the Non-U.S. Holder has filed in a timely manner U.S. federal income tax returns with respect to such losses.

Non-U.S. Holders should consult their own tax advisors regarding any applicable tax treaties that may provide for different rules.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to dividends received by U.S. Holders of Aon Ireland Shares and the proceeds received on the disposition of Aon Ireland Shares effected within (and, in certain cases, outside) the United States, if paid to U.S. Holders other than certain exempt recipients (such as corporations). Backup withholding may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (on an IRS Form W-9 provided to the paying agent or the U.S. Holder’s broker) or is otherwise subject to backup withholding. The amount of any backup withholding from a payment to a U.S. Holder will be allowed as a refund or credit against the U.S. Holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner.

Individuals that own “specified foreign financial assets” with an aggregate value of more than $50,000 on the last day of the tax year or more than $75,000 at any time during the tax year (or higher threshold for some married individuals and individuals living abroad) may be required to file an information report (IRS Form 8938) with respect to such assets with their tax returns. Aon Ireland Shares generally will constitute specified foreign financial assets subject to these reporting requirements, unless they are held in an account at a financial institution (which, in the case of a foreign financial account, may also be subject to reporting). Additionally, a domestic corporation, domestic partnership or trust (as described in Section 7701(a)(30)(E) of the U.S. Code) that is formed or availed of for purposes of holding, directly or indirectly, specified foreign financial assets may be subject to these rules. U.S. Holders should consult their own tax advisors regarding information reporting requirements relating to their ownership of Aon Ireland Shares and the significant penalties to which they may be subject for failure to comply.

Non-U.S. Holders may be required to comply with certification and identification procedures in order to establish an exemption from information reporting and backup withholding.

PART V

ADDITIONAL INFORMATION

Description of Aon Ireland Shares

The following description is a summary of Aon Ireland’s share capital as specified in the Aon Ireland Constitution, which will be adopted prior to the Effective Date. You are encouraged to read the proposed Aon Ireland Constitution in its entirety.

This summary does not purport to be complete and the statements herein are qualified in their entirety by reference, and are subject, to the detailed provisions of the Aon Ireland Constitution, as well as the Irish Companies Act.

Capital Structure

Authorized Share Capital

On the Effective Date, Aon Ireland’s authorized share capital will be $75,005,500,000 and €25,000, divided into 500,000,000 class A ordinary shares of $150 each, 500,000,000 class A ordinary shares of $0.01 each, 50,000,000 preference shares of $0.01 each and 25,000 ordinary shares of €1 each. Aon Ireland’s authorized share capital will include €25,000 divided into 25,000 Euro Ordinary Shares in order to satisfy minimum statutory capital requirements for all Irish public limited companies. With effect from the Effective Time, any holder of the Euro Ordinary Shares will not be entitled to receive any dividend or other distribution, or to attend, speak or vote at any general meeting, and has no effective rights to participate in Aon Ireland’s assets.

Aon Ireland may allot and issue shares subject to the maximum authorized share capital contained in the Aon Ireland Constitution. The maximum authorized share capital may be increased or reduced by a simple majority of votes cast, in person or by proxy, at a general meeting of the Aon Ireland Shareholders at which a quorum is present (referred to under Irish law as an “ordinary resolution”).

Under Irish law, the board of directors of a company may issue shares having the rights provided for in its constitution without shareholder approval once authorized to do so by its constitution or by an ordinary resolution adopted by its shareholders at a general meeting, subject at all times to the maximum authorized share capital. The authorization may be granted for a period of up to five years, at which point it must be renewed by the company’s shareholders by an ordinary resolution. The Aon Ireland Constitution authorizes the Aon Ireland Board to issue shares in the capital of Aon Ireland having the rights provided for in the Aon Ireland Constitution without approval of the shareholders of Aon Ireland for a period of five years from the date of adoption of the Aon Ireland Constitution (which is expected to occur shortly before the Effective Time) up to the maximum authorized, but unissued, share capital. The rights and restrictions of the Aon Ireland Shares are set forth in the Aon Ireland Constitution.

Irish law does not recognize fractional shares held of record. Accordingly, the Aon Ireland Constitution does not provide for the issuance of fractional shares, and Aon Ireland’s register of members (i.e., share register) will not reflect any fractional shares.

Whenever an alteration or reorganization of Aon Ireland’s share capital would result in any Aon Ireland Shareholders becoming entitled to fractions of a share, the Aon Ireland Directors shall be entitled, on behalf of those Aon Ireland Shareholders that would become entitled to fractions of a share, to arrange for the sale of the shares representing fractions and to distribute the net proceeds of such sale in due proportion among the Aon Ireland Shareholders who would have been entitled to the fractions. For this purpose, the Aon Ireland Directors shall be entitled to authorize any person to execute any instruments or other documents required to transfer the shares representing fractions to the transferee thereof. The transferee shall not be bound to see to the application of the purchase money, nor shall his or her title to the shares be affected by any irregularity in, or invalidity of, the proceedings relating to the sale.

Issued Share Capital

If the Scheme becomes effective, based on the number of Aon UK Shares in issue as of December 17, 2019, Aon Ireland is expected to issue approximately 232 million Aon Ireland Shares to Aon UK Shareholders on the register at the Scheme Record Time. All Aon Ireland Shares issued pursuant to the Scheme will be duly and validly issued and credited as fully paid-up.

An additional 24,999 Euro Ordinary Shares in Aon Ireland’s share capital will, prior to the Effective Date, be allotted (but not issued) to Aon UK in order to satisfy minimum statutory capital requirements for all Irish public limited companies. It is intended that at the Effective Time, Aon UK will surrender its entitlement to be issued the 24,999 Euro Ordinary Shares pursuant to such allotment and will surrender the Aon Ireland Subscriber Share to Aon Ireland for nil consideration. Any Euro Ordinary Shares that are issued will not, from the Effective Time, (i) be entitled to receive any dividend or other distribution, (ii) have any voting rights or (iii) entitle the holder thereof to participate in Aon Ireland’s surplus assets upon a winding up beyond, in total, the nominal value of such Euro Ordinary Shares held (subject to the prior repayment of the amount paid-up on each Aon Ireland Share, plus an additional amount of $5 million in cash per Aon Ireland Share). Accordingly, the Euro Ordinary Shares will not dilute the economic ownership of the Aon Ireland Shareholders.

Under the Aon Ireland Constitution, subject to the Irish Companies Act, the Aon Ireland Board (or an authorized committee thereof) is authorized to approve the reclassification, allotment, issuance, grant and disposal of, or otherwise deal with, shares, options, equity awards, rights over shares, warrants, other securities and derivatives in, or of, Aon Ireland to such persons, at such times and on such terms and conditions as it deems advisable (including specifying the conditions of allotment of shares for the purposes of the Irish Companies Act).

Preemption Rights, Share Warrants and Options

Under Irish law, certain statutory preemption rights apply automatically in favor of shareholders where shares are to be issued for cash. These statutory preemption rights may be disapplied in a company’s constitution or by a special resolution adopted by its shareholders at a general meeting. A “special resolution” requires the approval of at least 75% of the votes cast, in person or by proxy, at a general meeting of shareholders at which a quorum is present. The statutory preemption rights may be disapplied for a period of up to five years, at which point the disapplication must be renewed by the shareholders by a special resolution. The Aon Ireland Constitution disapplies the statutory preemption rights for a period of five years from the date of adoption of the Aon Ireland Constitution (which is expected to occur shortly before the Effective Time) in respect of the issue of up to the maximum authorized, but unissued, share capital. The disapplication of statutory preemption rights will need to be renewed by special resolution upon the expiration of this five-year period and at periodic intervals thereafter. If the disapplication is not renewed, any further shares proposed to be issued for cash will require to be first offered to the Aon Ireland Shareholders at the relevant time on a pro rata basis to their then existing shareholding before the shares may be issued to proposed new shareholders. Statutory preemption rights do not apply:

•	where shares are issued for non-cash consideration (such as in a share-for-share acquisition);

•	to the issue of non-equity shares (i.e., shares that have the right to participate only up to a specified amount in any income or capital distribution); or

•	where shares are issued pursuant to employee share plans.

The Aon Ireland Constitution provides that, subject to any shareholder approval requirement under any laws, regulations or the rules of any stock exchange to which Aon Ireland is subject, the Aon Ireland Board is authorized, from time to time, to grant such persons, for such periods and upon such terms and conditions as the Aon Ireland Board deems advisable, options to purchase or to subscribe for such number of shares of any class or classes or of any series of any class, and to cause warrants or other appropriate instruments evidencing such options to be issued. Aon Ireland will be subject to the rules of the NYSE and U.S. federal tax laws that require shareholder approval of certain equity plans and share issuances.

Dividends

Under Irish law, dividends and distributions may only be made from distributable profits. Distributable profits mean a company’s accumulated realized profits, so far as not previously utilized by distribution or capitalization, less its accumulated realized losses, so far as not previously written off in a reduction or reorganization of capital, duly made, and include reserves created by way of a court approved share capital reduction. In addition to the requirement to have distributable profits, no distribution or dividend may be made by Aon Ireland unless, at the relevant time, its net assets are not less than the aggregate of its called-up share capital and its undistributable reserves and the distribution or dividend does not reduce Aon Ireland’s net assets below such aggregate.

Undistributable reserves include: (i) a company’s undenominated capital; (ii) the amount by which a company’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed its accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital; and (iii) any other reserve the company is prohibited, at law, from distributing.

The determination as to whether or not Aon Ireland has sufficient distributable profits to fund a dividend must be made by reference to Aon Ireland’s “relevant entity financial statements.” The “relevant entity financial statements” will be either the last set of unconsolidated annual audited financial statements or “initial” or “interim” financial statements properly prepared in accordance with the Irish Companies Act and applicable accounting standards. The relevant entity financial statements are required to be filed in the Companies Registration Office (the official public registry for companies in Ireland).

The Aon Ireland Constitution authorizes the Aon Ireland Directors to declare dividends without approval of the Aon Ireland Shareholders if the Aon Ireland Board considers the financial position of Aon Ireland to justify such payment. The Aon Ireland Directors may also recommend a dividend to be approved and declared by the Aon Ireland Shareholders at an annual general meeting of shareholders. No dividend may exceed the amount recommended by the Aon Ireland Directors. Dividends may be declared and paid in the form of cash, property, paid-up shares or debentures of another company.

The Aon Ireland Directors may deduct from any dividend payable to any Aon Ireland Shareholder any amounts payable by such Aon Ireland Shareholder to Aon Ireland in relation to the Aon Ireland Shares held by such Aon Ireland Shareholder.

Share Repurchases, Redemptions and Conversions

The Aon Ireland Constitution provides that Aon Ireland may purchase its own shares and redeem outstanding redeemable shares. Under Irish law, shares can only be purchased or redeemed out of (i) distributable profits or (ii) the proceeds of a new issuance of shares made for the purpose of such purchase or redemption.

Under the Irish Companies Act, a company may purchase its own shares either (i) on-market on a recognized stock exchange, which includes the NYSE, or (ii) off-exchange (i.e., other than on a recognized stock exchange).

For Aon Ireland to make on-market purchases of Aon Ireland Shares, Aon Ireland Shareholders must provide general authorization to Aon Ireland to do so by way of an ordinary resolution. For so long as such general authority is in force, no additional shareholder authority for a particular on-market purchase is required. Such authority can be given for a maximum period of five years before it is required to be renewed and must specify (i) the maximum number of shares that may be purchased and (ii) the maximum and minimum prices that may be paid for the shares, either by specifying particular sums or providing a formula.

For an off-exchange purchase, the proposed purchase contract must be authorized by special resolution of Aon Ireland Shareholders before being entered into.

Separately, Aon Ireland can redeem (as opposed to purchase) its redeemable shares once permitted to do so by the Aon Ireland Constitution (without the requirement for additional Aon Ireland Shareholder authority). The Aon Ireland Constitution provides that, unless the Aon Ireland Board determines otherwise, any Aon Ireland Share that Aon Ireland has agreed to acquire shall be automatically converted into a redeemable Aon Ireland Share. Accordingly, for purposes of the Irish Companies Act, unless the Aon Ireland Board determines otherwise, the acquisition of Aon Ireland Shares by Aon Ireland will technically be effected as a redemption of such Aon Ireland Shares. If the Aon Ireland Constitution did not contain such provision, the acquisition of Aon Ireland Shares by Aon Ireland would need to be effected as an on-market or off-exchange purchase, as described above.

Repurchased and redeemed shares may be cancelled or held as treasury shares, provided that the nominal value of treasury shares held by Aon Ireland at any time must not exceed 10% of Aon Ireland’s company capital (consisting of the aggregate of all amounts of nominal value plus premium paid for Aon Ireland Shares, plus certain other sums that may be credited as such).

Purchases by Subsidiaries

Under Irish law, a subsidiary of Aon Ireland may purchase Aon Ireland Shares either on-market or off-exchange, provided such purchases are authorized by Aon Ireland Shareholders as described above. The redemption option is not available to a subsidiary of Aon Ireland. The number of Aon Ireland Shares held by Aon Ireland’s subsidiaries at any time will count as treasury shares and will be included in any calculation of the 10% permitted treasury share threshold described above. While a subsidiary holds any Aon Ireland Shares, it cannot exercise voting rights in respect of those shares. The acquisition of Aon Ireland Shares by a subsidiary must be funded out of distributable profits of the subsidiary.

Under Irish law, Aon Ireland cannot exercise any voting rights in respect of any treasury shares. Treasury shares can either be held in treasury, re-issued on-market or off-exchange or cancelled. Depending on the circumstances of their acquisition, treasury shares may be held indefinitely or may be required to be cancelled after one or three years. The reissuance of treasury shares must be made pursuant to a valid and subsisting shareholder authority granted by way of a special resolution.

Liens on Shares, Calls on Shares and Forfeiture of Shares

The Aon Ireland Constitution provides that Aon Ireland will have a first and paramount lien on every share for all moneys, whether currently due or not, payable in respect of such share. Subject to the terms of their allotment, the Aon Ireland Directors may call for any unpaid amounts in respect of any shares to be paid, and if payment is not made, the shares shall be subject to forfeiture. The provision is a standard inclusion in the constitution of an Irish public limited company such as Aon Ireland and will only be applicable to Aon Ireland shares that have not been fully paid-up.

Consolidation and Subdivision

Aon Ireland may, by ordinary resolution, consolidate all or any of its share capital into shares of larger nominal value, or subdivide all or any of its share capital into shares of smaller nominal value, than are fixed by the Aon Ireland Constitution.

Reduction of Share Capital

Aon Ireland may, by ordinary resolution, effect a reduction in its authorized but unissued share capital by cancelling unissued shares. Aon Ireland may also, by special resolution and subject to confirmation by the Irish Court, reduce or cancel its issued share capital in any way permitted by the Irish Companies Act.

Annual General Meetings

As a matter of Irish law, Aon Ireland is required to hold an annual general meeting within 18 months of incorporation and in each calendar year thereafter, at intervals of no greater than 15 months from the previous annual general meeting and no more than nine months after Aon Ireland’s financial year-end.

In addition to any SEC mandated resolutions, the business of Aon Ireland’s annual general meeting is required to include: (i) the consideration of Aon Ireland’s statutory financial statements; (ii) the review by Aon Ireland Shareholders of Aon Ireland’s affairs; (iii) the election and reelection of the Aon Ireland Directors in accordance with the Aon Ireland Constitution; (iv) the appointment or reappointment of the Irish statutory auditors; (v) the authorization of the Aon Ireland Directors to approve the remuneration of the Irish statutory auditors; and (vi) the declaration of dividends (other than interim dividends).

Extraordinary General Meetings

As provided under Irish law, extraordinary general meetings may be convened:

•	by Aon Ireland’s directors;

•	on the requisition of Aon Ireland’s members holding not less than 10% of the paid-up share capital of Aon Ireland carrying voting rights;

•	on the requisition of Aon Ireland’s auditors; and

•	in exceptional cases, by court order.

Extraordinary general meetings are typically held for the purpose of approving shareholder resolutions as may be required from time to time between annual general meetings. At any extraordinary general meeting only such business shall be conducted as is set forth in the notice thereof.

In the case of an extraordinary general meeting convened on the requisition of Aon Ireland’s members, the proposed purpose of the meeting must be set forth in the requisition notice. Upon receipt of any such valid requisition notice, Aon Ireland’s directors have 21 days to convene an extraordinary general meeting to vote on the matters set forth in the requisition notice. Such meeting must be held within two months of the receipt by Aon Ireland of the requisition notice. If Aon Ireland’s directors do not convene the meeting within such 21-day period, the requisitioning members, or any of them representing more than one half of the total voting rights of all of them, may themselves convene an extraordinary general meeting, which meeting must be held within three months of the receipt by Aon Ireland of the requisition notice.

If the Aon Ireland Directors become aware that Aon Ireland’s net assets are half or less of the amount of Aon Ireland’s called-up share capital, they must convene an extraordinary general meeting no later than 28 days after the earliest date that fact is known to any director for the purpose of considering whether any, and if so what, measures should be taken to deal with the situation (the meeting to be held within 56 days of that earliest date).

Notice of General Meetings

Irish law requires that notice of an annual or extraordinary general meeting must be given to all of Aon Ireland’s members, to Aon Ireland’s auditors and to Aon Ireland’s directors and secretary. The Aon Ireland Constitution provides for the minimum statutory notice periods of 21 clear days’ notice in writing for an annual general meeting or an extraordinary general meeting to approve a special resolution and 14 days’ notice in writing for any other extraordinary general meeting.

Quorum for General Meetings

The Aon Ireland Constitution provides that no business shall be transacted at any general meeting unless a quorum is present. Holders who together represent at least a majority of the voting rights of all the shareholders entitled to vote, present in person or by proxy, at a general meeting, shall constitute a quorum.

Voting

The Aon Ireland Constitution provides that each of Aon Ireland’s members is entitled to one vote for each Aon Ireland Share that he or she holds as of the record date for the meeting. Neither Irish law nor any of provision of the Aon Ireland Constitution places limitations on the rights of nonresident or foreign owners to hold Aon Ireland Shares or vote the rights attaching thereto.

Except where a greater majority is required by the Irish Companies Act or otherwise prescribed by the Aon Ireland Constitution, any question, business or resolution proposed at any general meeting shall be decided by an ordinary resolution.

At any of Aon Ireland’s general meetings, all resolutions will be decided on a poll.

Irish law requires approval of certain matters by special resolution of Aon Ireland Shareholders at a general meeting. Examples of matters requiring special resolutions include:

•	amending the Aon Ireland Constitution;

•	approving a change of Aon Ireland’s name;

•	authorizing the entering into of a guarantee or provision of security in connection with a loan, quasi-loan or credit transaction to a director or connected person of a director;

•	opting out of preemption rights on the issuance of new shares;

•	re-registration of Aon Ireland from a public limited company to a private limited company;

•	variation of class rights attaching to classes of shares (where the Aon Ireland Constitution does not provide otherwise);

•	repurchase of Aon Ireland’s shares off-exchange;

•	reduction of Aon Ireland’s issued share capital;

•	sanctioning a compromise/scheme of arrangement;

•	resolving that Aon Ireland be wound-up by the Irish courts;

•	resolving in favor of members’ voluntary winding-up; and

•	setting the re-issue price of treasury shares.

Variation of Rights Attaching to a Class of Series of Shares

As a matter of Irish law, unless the Aon Ireland Constitution provides otherwise (which it does not), any variation of class rights attaching to Aon Ireland’s issued shares must be approved (i) in writing by the holders of at least 75% of the issued shares in that class or (ii) with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of that class, but not otherwise.

Inspection of Books and Records

Under Irish law, members have the right to:

•	receive a copy of the Aon Ireland Constitution;

•	inspect and obtain copies of the minutes of Aon Ireland’s general meetings and resolutions;

•	inspect and receive a copy of the register of members, register of directors and secretaries, register of directors’ interests and certain other statutory registers maintained by Aon Ireland;

•	receive copies of Aon Ireland’s statutory financial statements together with the directors’ and auditors’ reports thereon for the most recent financial year; and

•	receive copies of the balance sheets of any of Aon Ireland’s subsidiaries that have previously been produced to an annual general meeting of such subsidiary in the preceding 10 years.

Acquisitions

Irish law recognizes the concept of a statutory merger in three situations: (i) a domestic merger where an Irish private limited company merges with another Irish company (which is not a public limited company) under Part 9 of the Irish Companies Act; (ii) a domestic merger where an Irish public limited company merges with another Irish company under Part 17 of the Irish Companies Act; and (iii) a cross-border merger where an Irish company merges with another company based in the EEA under the European Communities (Cross Border Merger) Regulations 2008 of Ireland.

Under Irish law and subject to applicable U.S. securities laws and NYSE rules and regulations, where Aon Ireland proposes to acquire another company, approval of Aon Ireland Shareholders will not be required unless effected as a direct domestic merger or direct cross-border merger as referred to above.

Under Irish law, where another company proposes to acquire Aon Ireland, the requirement of the approval of Aon Ireland Shareholders will depend on the method of acquisition.

Takeover Offer

Under a takeover offer, the bidder will make a general offer to the target shareholders to acquire their shares. The offer must be conditional on the bidder acquiring, or having agreed to acquire (pursuant to the offer, or otherwise) securities conferring more than 50% of the voting rights of the target. The bidder may require any remaining shareholders to transfer their shares on the terms of the offer (i.e., a “squeeze out”) if it has acquired, pursuant to the offer, not less than a specific percentage of the target shares to which the offer relates. The percentage for companies listed on regulated markets in the EEA is 90%. As Aon Ireland is not listed on an EEA regulated market (NYSE only), the relevant applicable percentage for Aon Ireland is 80%. Dissenting shareholders have the right to apply to the Irish Court for relief.

Scheme of Arrangement

A scheme of arrangement is a statutory procedure which can be utilized to acquire an Irish company. A scheme of arrangement involves the target company putting an acquisition proposal to its shareholders, which can be (i) a transfer scheme, pursuant to which their shares are transferred to the bidder in return for the relevant consideration or (ii) a cancellation scheme, pursuant to which their shares are cancelled in return for the relevant consideration, with the result in each case that the bidder will become the 100% owner of the target company. A scheme of arrangement requires the approval of a majority in number of the shareholders of each class, representing at least 75% of the shares of each class, present and voting, in person or by proxy, at a general, or relevant class, meeting of the target company. The scheme also requires the sanction of the Irish Court. Subject to the requisite shareholder approval and sanction of the Irish Court, the scheme will be binding on all shareholders. Dissenting shareholders have the right to appear at the Irish Court hearing and make representations in objection to the scheme.

Statutory Merger

It is possible for Aon Ireland to be acquired by way of a domestic or cross-border statutory merger, as described above. Such mergers must be approved by a special resolution of Aon Ireland Shareholders. If the consideration being paid to Aon Ireland Shareholders is not entirely cash, dissenting Aon Ireland Shareholders may be entitled to require that their Aon Ireland Shares be acquired for cash.

Appraisal Rights

Irish law generally does not provide for “appraisal rights.” However, it does provide for dissenters’ rights in certain situations, as described below.

Under a tender or takeover offer, the bidder may require any remaining shareholders to transfer their shares on the terms of the offer (i.e., a “squeeze out”) if it has acquired, pursuant to the offer, not less than 80% of the target shares to which the offer relates (in the case of a company that is not listed on an EEA regulated market). Dissenting shareholders have the right to apply to the Irish Court for relief.

A scheme of arrangement which has been approved by the requisite shareholder majority and sanctioned by the Irish Court will be binding on all shareholders. Dissenting shareholders have the right to appear at the Irish Court hearing and make representations in objection to the scheme.

Under the European Communities (Cross-Border Mergers) Regulations 2008 governing the merger of an Irish public limited company such as Aon Ireland and a company incorporated in the EEA, a shareholder (i) who voted against the special resolution approving the merger or (ii) of a company in which 90% of the shares are held by the other party to the merger, has the right to request that the company acquire his or her shares for cash at a price determined in accordance with the share exchange ratio set forth in the merger agreement.

Similar rights apply in the case of a merger of an Irish public limited company into another company to which the provisions of the Irish Companies Act apply.

Disclosure of Interests in Shares

Under the Irish Companies Act, there is a notification requirement for persons who acquire or cease to be interested in 3% of Aon Ireland’s voting share capital, or any class thereof. Under the Irish Companies Act, “interested” is broadly defined and includes direct and indirect holdings, beneficial interests and, in some cases, derivative interests. Furthermore, a person’s interests are aggregated with the interests of certain related persons and entities (including controlled companies). A person must notify Aon Ireland if, as a result of a transaction, that person will be interested in 3% or more of the Aon Ireland Shares or if, as a result of a transaction, a person who was interested in more than 3% of the Aon Ireland Shares ceases to be so interested. Where a person is interested in more than 3% of the Aon Ireland Shares, any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction, must be notified to Aon Ireland.

The relevant percentage figure is calculated by reference to the aggregate nominal value of the Aon Ireland Shares in which the person is interested as a proportion of the entire nominal value of Aon Ireland’s issued ordinary share capital. Where the percentage level of the person’s interest does not amount to a whole percentage, this figure may be rounded down to the previous whole number. All such disclosures should be notified to Aon Ireland within five business days of the transaction or the alteration that gave rise to the notification requirement.

Where a person fails to comply with the notification requirements described above, no right or interest of any kind whatsoever in respect of any Aon Ireland Shares held by such person shall be enforceable by such person, whether directly or indirectly, by action or legal proceeding. However, a person so affected may apply to the Irish Court for relief.

In addition to the above disclosure requirement, under the Irish Companies Act, Aon Ireland may, by notice in writing, require a person whom it knows or has reasonable cause to believe, to be, or at any time during the three years immediately preceding the date on which such notice is issued, to have been, interested in shares comprised in Aon Ireland’s share capital: (i) to indicate whether or not it is the case; and (ii) where such person holds, or has during that time held, an interest in Aon Ireland’s shares, to give such further information as Aon Ireland may require, including particulars of such person’s own past or present interests in the shares. Any information given in response to the notice is required to be given in writing within such reasonable time as Aon Ireland may specify in the notice.

Where such a notice is served by Aon Ireland on a person who is or was interested in Aon Ireland’s shares and that person fails to give us any of the requested information within the reasonable time specified, Aon Ireland may apply to the Irish Court for an order directing that the affected shares be made subject to certain restrictions. Under the Irish Companies Act, the restrictions that may be placed on the shares by the Irish Court are as follows:

•	any transfer of those shares, or, in the case of unissued shares, any transfer of the right to be issued with shares and any issue of shares, shall be void;

•	no voting rights shall be exercisable in respect of those shares;

•	no further shares shall be issued in right of those shares or in pursuance of any offer made to the holder of those shares; and

•	no payment shall be made of any sums due from Aon Ireland on those shares, whether in respect of capital or otherwise.

Where the shares are subject to these restrictions, the Irish Court may order the shares to be sold and may also direct that the shares shall cease to be subject to these restrictions.

Irish Takeover Rules

Following the Effective Date, Aon Ireland will be subject to the Irish Takeover Panel Act 1997, as amended, and the Irish Takeover Rules, which regulate the conduct of takeovers of, and certain other relevant transactions affecting, Irish public limited companies listed on certain stock exchanges, including the NYSE. The Irish Takeover Rules are administered by the Irish Takeover Panel, which has supervisory jurisdiction over such transactions. Among other matters, the Irish Takeover Rules operate to ensure that no offer is frustrated or unfairly prejudiced and, in the case of multiple bidders, that there is a level playing field.

Aon UK is not currently subject to the U.K. City Code on Takeovers and Mergers. However, the Aon UK Articles currently provide the Aon UK Board with the power to regulate takeovers and attempted takeovers of Aon UK in a manner that, to some extent, replicates or is similar to the provisions of the U.K. City Code on Takeovers and Mergers, which contains many similarities to the Irish Takeover Rules.

A transaction in which a third party seeks to acquire 30% or more of the voting rights in Aon Ireland and any other acquisitions of securities of Aon Ireland will be governed by the Irish Takeover Panel Act 1997, as amended, and the Irish Takeover Rules and will be regulated by the Irish Takeover Panel. The “General Principles,” and certain important aspects, of the Irish Takeover Rules are described below.

General Principles

The Irish Takeover Rules are built on the following General Principles, which will apply to any transaction regulated by the Irish Takeover Panel: (i) in the event of an offer, all holders of securities of the target company must be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected; (ii) the holders of securities of the target company must have sufficient time and information to enable them to reach a properly informed decision on the offer; where it advises the holders of securities, the board of directors of the target company must give its views on the effects of the implementation of the offer on employment, employment conditions and the locations of the target company’s place of business; (iii) a target company’s board of directors must act in the interests of the target company as a whole and must not deny the holders of securities the opportunity to decide on the merits of the offer; (iv) false markets must not be created in the securities of the target company, the bidder or any other company concerned by the offer in such a way that the rise or fall of the prices of the securities becomes artificial and the normal functioning of the markets is distorted; (v) a bidder can only announce an offer after ensuring that such bidder can fulfill in full the consideration offered, if such is offered, and after taking all reasonable measures to secure the implementation of any other type of consideration; (vi) a target company may not be hindered in the conduct of its affairs longer than is reasonable by an offer for its securities; and (vii) a “substantial acquisition” of securities, whether to be effected by one transaction or a series of transactions, shall take place only at an acceptable speed and shall be subject to adequate and timely disclosure.

Mandatory Bid

Under certain circumstances, a person who acquires shares or other voting securities of a company may be required under the Irish Takeover Rules to make a mandatory cash offer for the remaining outstanding voting securities of that company at a price not less than the highest price paid for the securities by the acquiror, or any parties acting in concert with the acquiror, during the previous 12 months. This mandatory bid requirement is triggered if an acquisition of securities would increase the aggregate holdings of an acquiror, including the holdings of any parties acting in concert with the acquiror, to securities representing 30% or more of the voting rights in a company, unless the Irish Takeover Panel otherwise consents. An acquisition of securities by a person holding, together with its concert parties, securities representing between 30% and 50% of the voting rights in a company would also trigger the mandatory bid requirement if, after giving effect to the acquisition, the percentage of the voting rights held by that person, together with its concert parties, would increase by 0.05% within a 12-month period. Any person, excluding any parties acting in concert with the holder, holding securities representing more than 50% of the voting rights in a company is not subject to these mandatory offer requirements in purchasing additional securities.

Voluntary Bid; Requirements to Make a Cash Offer and Minimum Price Requirements

If a person makes a voluntary offer to acquire a company’s outstanding ordinary shares, the offer price must not be less than the highest price paid for the company’s ordinary shares by the bidder or its concert parties during the three-month period prior to the commencement of the offer. The Irish Takeover Panel has the power to extend the “look back” period to 12 months if it, taking into account the General Principles, believes it is appropriate to do so.

If the bidder or any of its concert parties has acquired Aon Ireland Shares (i) during the 12-month period prior to the commencement of the offer period that represents more than 10% of Aon Ireland Shares or (ii) at any time after the commencement of the offer period, the offer must be in cash or accompanied by a full cash alternative and the price per Aon Ireland Share must not be less than the highest price paid by the bidder or its concert parties during, in the case of clause (i), the 12-month period prior to the commencement of the offer period or, in the case of (2), the offer period. The Irish Takeover Panel may apply this rule to a bidder who, together with its concert parties, has acquired less than 10% of the total number of Aon Ireland Shares in the 12-month period prior to the commencement of the offer period if the Irish Takeover Panel, taking into account the General Principles, considers it just and proper to do so.

An offer period generally will commence on the date of the first announcement of the offer or proposed offer.

Substantial Acquisition Rules

The Irish Takeover Rules also govern substantial acquisitions of shares and other voting securities that restrict the speed at which a person may increase such person’s holding of shares and rights over shares to an aggregate of between 15% and 30% of the voting rights of a company. Except in certain circumstances, an acquisition or series of acquisitions of shares or rights over shares representing 10% or more of the voting rights of a company is prohibited, if such acquisition(s), when aggregated with shares or rights already held, would result in the acquirer holding 15% or more but less than 30% of the voting rights of such company and such acquisitions are made within a period of seven days. These rules also require accelerated disclosure of acquisitions of shares or rights over shares relating to such holdings.

The Irish Takeover Rules include mandatory bid rules, share dealing restrictions and confidentiality objections.

Frustrating Action

Under the Irish Takeover Rules, the Aon Ireland Board is not permitted without either the consent of the Irish Takeover Panel or the approval of the Aon Ireland Shareholders at a duly convened general meeting to take certain actions which might frustrate a takeover once the Aon Ireland Board has received an approach which may lead to an offer or has reason to believe an offer is, or may be, imminent.

Shareholder Rights Plan

Irish law does not expressly authorize or prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure, although the ability of the Aon Ireland Board to do so would be subject to its fiduciary duties and, during the course of an offer, the Irish Takeover Rules. However, there is no directly relevant Irish case law on this issue. The Aon Ireland Constitution allows the Aon Ireland Board to adopt a shareholder rights plan upon such terms and conditions as the Aon Ireland Board deems expedient in the interests of Aon Ireland.

Issuance of Preference Shares

The Aon Ireland Board will have the authority, without further action of the Aon Ireland Shareholders for a period of five years from the date of adoption of the Aon Ireland Constitution, but subject to its statutory and fiduciary duties and the requirements of Irish law, to issue up to 50,000,000 preference shares, in one or more series, and to fix the powers, preferences, rights and qualifications, limitations or restrictions thereof. The issuance of preference shares on various terms could adversely affect the Aon Ireland Shareholders. The potential issuance of preference shares may discourage bids for Aon Ireland Shares at a premium over the market price, may adversely affect the market price of the Aon Ireland Shares and may discourage, delay or prevent a change of control of Aon Ireland.

Corporate Governance

The Aon Ireland Constitution delegates the management of Aon Ireland’s business to the Aon Ireland Board. The Aon Ireland Board, in turn, is empowered to delegate any of its powers, authorities and discretions (with further power to sub-delegate) to any committee, consisting of such person or persons (whether directors or not) as it thinks fit, but regardless, the Aon Ireland Directors will remain responsible, as a matter of Irish law, for the proper management of Aon Ireland’s business and affairs. Committees may meet and adjourn as they determine to be proper. Unless otherwise determined by the Aon Ireland Directors, the quorum necessary for the transaction of business at any committee meeting shall be a majority of the members of such committee then in office.

Legal Name; Fiscal Year; Registered Office

Aon Ireland was incorporated in Ireland as a private limited company on May 23, 2017 under the name Linzicon Limited. The name of Aon Ireland was changed to Aon Limited on November 5, 2019. It is intended that Aon Ireland shall be re-registered as an Irish public limited company and renamed “Aon plc” prior to the Effective Date. Aon Ireland’s financial year ends on December 31, and Aon Ireland’s registered office is at Metropolitan Building, James Joyce Street, Dublin 1, Ireland D01 K0Y8.

Directors

Number of Directors

The Aon Ireland Constitution provides that the number of Aon Ireland Directors shall be as the Aon Ireland Board may determine from time to time and that as of the date of adoption of the Aon Ireland Constitution shall be no more than 21 and no less than seven in number. Following the Effective Time, it is anticipated that there will be 11 Aon Ireland Directors.

Appointment of Directors

Both Aon Ireland Shareholders and the Aon Ireland Board have the power to appoint a person as an Aon Ireland Director, either to fill a vacancy or as an additional position, by simple majority resolution.

Election of Directors

Under the Aon Ireland Constitution, starting with Aon Ireland’s 2020 annual general meeting, Aon Ireland Directors shall stand for election or re-election at each annual general meeting. Each Aon Ireland Director shall hold office until his or her successor is elected or until his or her earlier resignation or removal in accordance with the Aon Ireland Constitution or, otherwise, pursuant to the Irish Companies Act. Where the appointment of a director is contested (i.e., there is a shareholder meeting at which it is proposed to vote on resolutions for the appointment of directors and the total number of proposed directors exceeds the total number of directors to be appointed at such shareholder meeting), the Aon Ireland Constitution provides “plurality voting” applicable to contested elections of directors (i.e., the directors with the greatest number of votes are elected in descending order until the number of directors to be appointed at such meeting is satisfied).

Removal of Directors

Under the Irish Companies Act, Aon Ireland Shareholders may remove an Aon Ireland Director without cause by ordinary resolution, provided that at least 28 clear days’ notice of such resolution is given to Aon Ireland and that Aon Ireland Shareholders comply with all relevant procedural requirements. The power of removal is without prejudice to any claim for damages for breach of contract (e.g., employment contract) the Aon Ireland Director may have against Aon Ireland in respect of his or her removal. The Aon Ireland Constitution separately provides that Aon Ireland Shareholders can remove a director without cause by ordinary resolution. No special notice of the resolution to remove a director under the Aon Ireland Constitution need be given, and such director does not have a right to make reasonable written representations as he or she would under the statutory removal procedure.

Duration; Dissolution; Rights Upon Liquidation

Aon Ireland’s duration of existence is unlimited. Aon Ireland may be dissolved and wound-up at any time by way of a members’ voluntary winding-up or a creditors’ winding-up. In the case of a members’ voluntary winding-up, a special resolution is required. Aon Ireland may also be dissolved by way of court order on the application of a creditor or by the Companies Registration Office as an enforcement measure where Aon Ireland has failed to file certain returns.

The rights of Aon Ireland Shareholders to a return on Aon Ireland’s assets upon dissolution or winding-up, following the settlement of all claims of creditors, may be prescribed in the Aon Ireland Constitution. If the Aon Ireland Constitution contains no specific provisions in respect of a dissolution or winding-up, then, subject to the priorities of any creditors, the assets will be distributed to Aon Ireland Shareholders in proportion to the paid-up nominal value of the Aon Ireland Shares held.

Stock Exchange Listing

We expect the Aon Ireland Shares to be admitted to listing and trading on the NYSE under the symbol “AON,” the same symbol under which the Aon UK Shares are currently listed. We have no current plans to list the Aon Ireland Shares on any other securities exchange, including Euronext Dublin.

No Liability for Further Calls or Assessments

The Aon Ireland Shares to be issued pursuant to the Scheme will be duly and validly issued and credited as fully paid-up.

Transfer and Registration of Shares

Aon Ireland’s register of members, which Aon Ireland is required to maintain under the Irish Companies Act, will be maintained by the Transfer Agent. Registration in the register of members is determinative of membership. A person who holds Aon Ireland Shares beneficially will not have his or her name entered in Aon Ireland’s register of members, and for the purposes of Irish law, will not be the registered holder of such Aon Ireland Shares. Instead, any depository or other nominee whose name is entered in Aon Ireland’s register of members will be the registered holder of such Aon Ireland Shares. Accordingly, a transfer of Aon Ireland Shares from a person who holds Aon Ireland Shares beneficially to a person who also holds Aon Ireland Shares beneficially through a depository or other nominee will not be registered in Aon Ireland’s register of members, as the depository or other nominee will remain the registered holder of such Aon Ireland Shares.

A written instrument of transfer generally is required under Irish law in order to effect a transfer of the registered interest in Aon Ireland Shares and to update Aon Ireland’s register of members. Accordingly, a written instrument of transfer will be required for transfers of Aon Ireland Shares: (i) from a registered holder of Aon Ireland Shares to any other person; (ii) from a person who holds Aon Ireland Shares beneficially (where the registered interest is held by the depository or other nominee) to another person who wishes, on transfer, to be registered as the registered holder of such Aon Ireland Shares; (iii) from a person who holds Aon Ireland Shares beneficially to another person who also wishes, on transfer, to hold such Aon Ireland Shares beneficially but where the transfer involves a change in the depository or other nominee that is the registered holder of the Aon Ireland Shares to be transferred; or (iv) by a registered holder into his or her own broker account (or vice versa).

Such instruments of transfer may give rise to Irish stamp duty, which must be paid prior to registration of the transfer in Aon Ireland’s register of members. However, a registered holder may transfer Aon Ireland Shares into his or her own broker account (or vice versa) without giving rise to Irish stamp duty, provided that there is no change in the beneficial ownership of the Aon Ireland Shares as a result of the transfer and the transfer is not made in contemplation of a subsequent sale of the Aon Ireland Shares to a third party.

Any transfer of Aon Ireland Shares that is subject to Irish stamp duty will not be registered in the name of the transferee unless an instrument of transfer is duly stamped and provided to the Transfer Agent. Aon Ireland, in its absolute discretion and insofar as the Irish Companies Act or any other applicable law permits, may, or may provide that a subsidiary of Aon Ireland will, pay Irish stamp duty arising on a transfer of Aon Ireland Shares on behalf of the transferee of such Aon Ireland Shares. If stamp duty resulting from the transfer of

Aon Ireland Shares which would otherwise be payable by the transferee is paid by Aon Ireland or any of its subsidiaries on behalf of the transferee, then in those circumstances, Aon Ireland will, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to: (i) seek reimbursement of the stamp duty from the transferee or the transferor (at its discretion); (ii) set-off the stamp duty against any dividends payable to the transferee of those Aon Ireland Shares; and (iii) claim a first and permanent lien on the Aon Ireland Shares on which stamp duty has been paid by Aon Ireland or its subsidiary for the amount of stamp duty paid. Aon Ireland’s lien shall extend to all dividends paid on those Aon Ireland Shares.

The Aon Ireland Constitution delegates to Aon Ireland’s secretary (or any person that the secretary nominates) the authority to execute an instrument of transfer on behalf of a transferor.

To help ensure that Aon Ireland’s register of members is regularly updated to reflect trading of Aon Ireland Shares occurring through electronic systems, Aon Ireland intends to regularly produce such instruments of transfer as may be required to effect any transfers of registered interests in Aon Ireland Shares. These may involve transactions for which Aon Ireland pays stamp duty, subject to the reimbursement and set-off rights described above. In the event that Aon Ireland notifies one or both of the parties to a share transfer that it believes stamp duty is required to be paid in connection with such transfer and that Aon Ireland will not pay such stamp duty, such parties may either themselves arrange for the execution of the required instrument of transfer (and may request a form of instrument of transfer from Aon Ireland for this purpose) or request that Aon Ireland execute an instrument of transfer on behalf of the transferring party in a form determined by us. In either event, if the parties to the share transfer have the instrument of transfer duly stamped (to the extent required) and then provide it to the Transfer Agent, the transferee named therein will be registered as the registered holder of the relevant Aon Ireland Shares in Aon Ireland’s register of members (subject to the matters described below).

The registration of transfers may be suspended by the Aon Ireland Directors at such times and for such periods, not exceeding in the whole 30 days in each year, as the Aon Ireland Directors may from time to time determine.

Comparison of the Rights of Holders of Aon UK Shares and Aon Ireland Shares

Your rights as an Aon UK Shareholder are governed by English law and the Aon UK Articles. After the Scheme, you will own Aon Ireland Shares and have the rights of an Aon Ireland Shareholder. Such rights generally will be governed by Irish law and the Aon Ireland Constitution.

The economic and voting rights of Aon UK Shares and Aon Ireland Shares are similar. However, there are differences between your rights under applicable English and Irish law. In addition, there are differences between the Aon UK Articles and the Aon Ireland Constitution.

The following discussion is a summary of the material differences in your rights that would result from the Scheme and assuming you hold Aon Ireland Shares. As such, this summary does not cover all the differences between English law and Irish law affecting companies and their shareholders or all of the differences between the Aon UK Articles and the Aon Ireland Constitution. While we believe this summary is accurate in all material respects, the following descriptions are qualified in their entirety by reference to the complete text of the relevant provisions of applicable English law, Irish law, the Aon UK Articles and the Aon Ireland Constitution. We encourage you to read those laws and documents in their entirety. The Aon Ireland Constitution, in substantially the form attached to this Document as Annex A, will govern Aon Ireland after the Effective Time. For information as to how you can obtain a copy of the Aon UK Articles, see “Part V (ADDITIONAL INFORMATION) — Where You Can Find More Information” on page 124 of this Document.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders
Voting Rights Voting, Generally, Supermajority Vote Requirements
Each Aon UK Shareholder is entitled to one vote for each Class A Ordinary Share held by such Aon UK Shareholder.	Each Aon Ireland Shareholder who is present, in person or by proxy, is entitled to one vote for each Aon Ireland Share held by such Aon Ireland Shareholder.
If issued, the voting rights of holders of preference shares will be determined by the Aon UK Board in accordance with the Aon UK Articles.	If issued, the voting rights of holders of Aon Ireland preference shares will be determined by the Aon Ireland Board in accordance with the Aon Ireland Constitution.

Under English law and the Aon UK Articles, certain matters require an “ordinary resolution,” which must be approved by at least a majority of the votes cast at the meeting. Certain other matters require a “special resolution,” which requires the affirmative vote of at least 75% of the votes cast at the meeting. In each case, abstentions and non-votes are not counted as a vote for or against.

Under Irish law and the Aon Ireland Constitution, certain matters require an “ordinary resolution,” which must be approved by at least a simple majority of the votes cast, in person or by proxy, at a general meeting. Certain other matters require a “special resolution,” which requires the affirmative vote of at least 75% of the votes cast, in person or by proxy, at a general meeting. In each case, abstentions and non-votes are not counted as a vote for or against).

An ordinary resolution is needed to (among other things): remove a director; provide, vary or renew the directors’ authority to allot shares; and appoint directors (where appointment is by shareholders and is not contested).

An ordinary resolution is needed to (among other things): remove a director; provide, vary or renew the directors’ authority to allot shares; and appoint directors (where appointment is by shareholders and is not contested).

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

Where the appointment of a director is contested, (i.e., there is a shareholder meeting at which it is proposed to vote on resolutions for the appointment of directors and the total number of proposed directors exceeds the total number of directors to be appointed at such shareholder meeting), the Aon UK Articles provide “plurality voting” applicable to contested elections of directors (i.e., the directors with the greatest number of votes are elected in descending order until the number of directors to be appointed at such meeting is satisfied).

Where the appointment of a director is contested, (i.e. , there is a shareholder meeting at which it is proposed to vote on resolutions for the appointment of directors and the total number of proposed directors exceeds the total number of directors to be appointed at such shareholder meeting), the Aon Ireland Constitution provides “plurality voting” applicable to contested elections of directors (i.e., the directors with the greatest number of votes are elected in descending order until the number of directors to be appointed at such meeting is satisfied).

A special resolution is needed to (among other things): alter a company’s articles of association; exclude statutory preemptive rights on allotment of securities for cash (for up to five years); reduce a company’s share capital; and re-register a public company as a private company (or vice versa).

A special resolution is needed to (among other things): alter a company’s constitution; disapply statutory preemption rights on allotment of securities for cash (for up to five years); reduce a company’s share capital; and re-register a public company as a private company (or vice versa).

The Aon UK Board has the authority under the Aon UK Articles to change the name of Aon UK.	Under Irish law, a special resolution of the Aon Ireland Shareholders is required to change the name of Aon Ireland.
On a poll, every shareholder present, in person or by proxy, at the general meeting is entitled to one vote in respect of every Aon UK Share held by such Aon UK Shareholder.	On a poll, every shareholder present, in person or by proxy, at the general meeting is entitle to one vote in respect of every Aon Ireland Share held by such Aon Ireland Shareholder.

On a separate general meeting of the holders of any class of shares, all votes will be taken on a poll and each holder of shares of the class will, on a poll, have one vote in respect of every share of that class held by such Aon UK Shareholder.

On a separate general meeting of the holders of any class of shares, all votes will be taken on a poll and each holder of shares of the class will, on a poll, have one vote in respect of every share of that class held by such Aon Ireland Shareholder.

Quorum
Holders who together represent at least a majority of the voting rights of all the shareholders entitled to vote, present in person or by proxy, at a general meeting, shall constitute a quorum.	Holders who together represent at least a majority of the voting rights of all the shareholders entitled to vote, present in person or by proxy, at a general meeting, shall constitute a quorum.

Cumulative Voting
Cumulative voting is not recognized under English law.	Cumulative voting is not recognized under Irish law.

Action by Written Consent
Under English law, a public limited company’s shareholders cannot pass a resolution by written consent; they can only pass resolutions taken at shareholder meetings.

Under Irish law, a public limited company’s shareholders can pass a resolution by unanimous written consent. However, given the impracticalities of this, in effect resolutions are proposed and passed at general meetings.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders
Shareholder Resolutions and Shareholder Nominations of Directors Shareholder Resolutions

The Aon UK Articles provide that shareholders have further notification requirements in addition to the default position under English law in order to bring a resolution before a meeting of shareholders, which are driven by its US disclosure requirements. For notices relating to the nomination for election or re-election of directors, shareholders must provide all information required to be disclosed in a proxy statement or other filings required in connection with solicitations of proxies for election of directors or as required under Regulation 14A under the Exchange Act, including the nominee’s written consent to be named in the proxy statement as a nominee and to serving as a director if elected. For business other than director nominations, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business and any material interest in such business of such member(s), if any.

The Aon Ireland Constitution provides that shareholders have further notification requirements in addition to the default position under Irish law in order to bring a resolution before a meeting of shareholders, which are driven by its U.S. disclosure requirements. For notices relating to the nomination for election or reelection of directors, shareholders must provide all information required to be disclosed in a proxy statement or other filings required in connection with solicitations of proxies for election of directors or as required under Regulation 14A under the Exchange Act, including the nominee’s written consent to be named in the proxy statement as a nominee and to serving as a director if elected. For business other than director nominations, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business and any material interest in such business of such member(s), if any.

A shareholder’s notice must be delivered to the secretary of Aon UK at Aon UK’s registered office not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual general meeting; provided however, that in the event that the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual general meeting and not later than the close of business on the later of: (i) the 90th day prior to the date of such annual general meeting; or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by Aon UK.

A shareholder’s notice must be delivered to the secretary of Aon Ireland at Aon Ireland’s registered office not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual general meeting and not later than the close of business on the later of: (i) the 90th day prior to the date of such annual general meeting; or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by Aon Ireland.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

Sources and Payment of Dividends Sources of Dividends

Aon UK may pay dividends on its issued share capital only out of its distributable reserves, defined as its accumulated, realized profits less its accumulated, realized losses, and not out of share capital, which includes share premiums (which are equal to the excess of the consideration for the issuance of shares over the aggregate nominal amount of such shares).

Aon Ireland may pay dividends on its issued share capital only out of its distributable profits, defined as its accumulated realized profits, so far as not previously utilized by distribution or capitalization, less its accumulated realized losses, so far as not previously written off in a reduction or reorganization of capital, duly made, and not out of share capital, which includes share premiums (which are equal to the excess of the consideration for the issuance of shares over the aggregate nominal amount of such shares).

In addition, under English law, Aon UK will not be permitted to make a distribution if, at the time, the amount of its net assets is less than the aggregate of its issued and paid-up share capital and undistributable reserves or to the extent that the distribution will reduce the net assets below such amount.

In addition, under Irish law, Aon Ireland will not be permitted to make a distribution if, at the time, the amount of its net assets is less than the aggregate of its called-up share capital and undistributable reserves or to the extent that the distribution will reduce the net assets below such amount.

Declaration of Dividends
The Aon UK Articles authorize the Aon UK Board to declare interim dividends if it considers that the financial position of Aon UK justifies such payment.	The Aon Ireland Constitution authorizes the Aon Ireland Board to declare interim dividends if it considers that the financial position of Aon Ireland justifies such payment.
The Aon UK Directors may also recommend a dividend to be approved and declared by the shareholders at a general meeting.	The Aon Ireland Directors may also recommend a dividend to be approved and declared by the shareholders at an annual general meeting.
The Aon UK Articles provide that dividends may be declared and paid in cash or by any other method approved by the Aon UK Board and agreed by the person entitled to payment.	The Aon Ireland Constitution provides that dividends may be declared and paid in cash or in property, paid-up shares or debentures of another company.

Where the Aon UK Shares are held by or for the benefit of Aon UK’s subsidiaries, it is expected that such subsidiaries will waive their entitlement to dividends, including any scrip dividends, bonus shares or dividends or distributions of property or debentures of any other company.

Where the Aon Ireland Shares are held by or for the benefit of Aon Ireland’s subsidiaries, it is expected that such subsidiaries will waive their entitlement to dividends, including any scrip dividends, bonus shares or dividends or distributions of property or debentures of any other company.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

Record Date
The Aon UK Articles provide that, subject to certain restrictions, the Aon UK Board may set the record date for a dividend or other distribution.	The Aon Ireland Constitution provides that, subject to certain restrictions, the Aon Ireland Board may set the record date for a dividend or other distribution.

Purchase and Redemption of Stock Purchase and Redemption of Stock, Generally

Under English law, a company may, in certain circumstances, purchase its own shares either (i) on-market on a recognized stock exchange, which does not include the NYSE or (ii) off-exchange (i.e., other than on a recognized stock exchange).

Under the Irish Companies Act, a company may purchase its own shares either (i) on-market on a recognized stock exchange, which includes the NYSE or (ii) off-exchange (i.e., other than on a recognized stock exchange).

For Aon UK to make off-exchange purchases of Aon UK Shares, Aon UK Shareholders must provide general authorization to Aon UK to do so by way of an ordinary resolution. Such authority must specify an expiry date with a maximum period of five years before it is required to be renewed.

For Aon Ireland to make on-market purchases of Aon Ireland Shares, Aon Ireland Shareholders must provide general authorization to Aon Ireland to do so by way of an ordinary resolution. Such authority can be given for a maximum period of five years before it is required to be renewed and must specify: (i) the maximum number of shares that may be purchased; and (ii) the maximum and minimum prices that may be paid for the shares, either by specifying particular sums or providing a formula.

For an off-exchange purchase, the proposed purchase contract must be authorized by ordinary resolution of Aon UK Shareholders before being entered into or, if it is to be entered into before it has been authorized, the contract must provide that no shares may actually be purchased until the terms of the contract have been authorized by a resolution of Aon UK. The purchase contract must also be made available for inspection by Aon UK Shareholders at Aon UK’s registered office at least 15 days ending with the date of the general meeting where the resolution to approve the purchase contract is being proposed and at the general meeting itself.

For an off-exchange purchase, the proposed purchase contract must be authorized by special resolution of Aon Ireland Shareholders before being entered into.

Aon UK may issue redeemable shares and redeem them or purchase shares only if the shares are fully paid and only out of (i) distributable reserves or (ii) the proceeds of a new issue of shares made for the purpose of the purchase or redemption.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

The Aon Ireland Constitution provides that, unless the Aon Ireland Board determines otherwise, any Aon Ireland Share that Aon Ireland has agreed to acquire shall be automatically converted into a redeemable Aon Ireland Share. Accordingly, for purposes of the Irish Companies Act, unless the Aon Ireland Board determines otherwise, the acquisition of Aon Ireland Shares by Aon Ireland will technically be effected as a redemption of such Aon Ireland Shares. If the Aon Ireland Constitution did not contain such provision, the acquisition of Aon Ireland Shares by Aon Ireland would need to be effected as an on-market or off-exchange purchase, as described above.

Aon Ireland may issue redeemable shares and redeem them and it may purchase its shares (whether redeemable or not) out of (i) distributable profits or (ii) the proceeds of a new issue of shares made for the purpose of the redemption or purchase.

Under English law, any shares (including redeemable shares) purchased by Aon UK must then be cancelled and cannot be resold by the company. Shares which have been redeemed are not capable of being held as treasury shares given that such shares are treated as cancelled upon redemption.

Under Irish law, purchased and redeemed shares may be cancelled or held as treasury shares. The aggregate nominal value of treasury shares held by Aon Ireland at any time must not exceed 10% of Aon Ireland’s company capital (and, for this purpose, shares acquired by subsidiaries of Aon Ireland, will be deemed to be held in treasury).

Voting Treasury Stock

Under English law, Aon UK cannot exercise any voting rights in respect of any treasury shares. Depending on the circumstances of their acquisition, treasury shares may be held indefinitely or may be required to be cancelled after one or three years.

Under Irish law, Aon Ireland cannot exercise any voting rights in respect of any treasury shares. Depending on the circumstances of their acquisition, treasury shares may be held indefinitely or may be required to be cancelled after one or three years.

The Aon UK Articles permit Aon UK to issue redeemable shares. Any redeemable shares which are redeemed by Aon UK must be cancelled, but pending redemption could be voted and deemed outstanding for the purpose of determining the total number of shares entitled to vote on any such matter unless the terms of issue provide otherwise.

While a subsidiary of Aon Ireland holds shares in Aon Ireland, the subsidiary may not exercise any voting rights in respect of those shares.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

Meetings of Shareholders
The Aon UK Articles provide that the Aon UK Board may convene general meetings of the shareholders at any place they so designate.	The Aon Ireland Constitution provides that the Aon Ireland Board may convene general meetings of the shareholders at any place it so designates.

The notice of the general meeting must state the time, date and place of the meeting and the general nature of the business to be dealt with. The general meeting may be within or outside the United Kingdom.

The notice of a general meeting must, among other matters, state: (i) the time, date and place of the meeting; (ii) the general nature of the business to be transacted at the meeting; and (iii) in the case of a proposed special resolution, the text or substance of that proposed special resolution. The general meeting may be held within or outside of Ireland. If the general meeting is to be held outside of Ireland, Aon Ireland is required, at Aon Ireland’s expense, to make all necessary arrangements to ensure that members can by technological means participate in any such meeting with leaving Ireland.

Aon UK must hold its annual general meeting within six months from the day following the end of its fiscal year.

Aon Ireland is required to hold an annual general meeting at intervals of no greater than 15 months from the previous annual general meeting and no more than nine months after Aon Ireland’s financial year-end.

Under English law, an annual general meeting must be called by at least 21 clear days’ notice.	Under Irish law, an annual general meeting or an extraordinary general meeting at which a special resolution is to be proposed must be called by at least 21 clear days’ notice.
Under English law, a meeting other than the annual general meeting must be called by not less than 14 clear days’ notice.

Under Irish law, a meeting other than an annual general meeting or an extraordinary general meeting at which a special resolution is to be proposed must be called by not less than 14 clear days’ notice.

The maximum notice in the Aon UK Articles is 60 days for both types of meeting.	The maximum notice in the Aon Ireland Constitution is 60 days for both types of meeting.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders
English law requires that notice of a general meeting of shareholders must be delivered to the shareholders in accordance with the time periods specified above.

Irish law requires that notice of an annual or extraordinary general meeting must be given to all Aon Ireland’s members, to Aon Ireland’s auditors and to Aon Ireland’s directors and secretary in accordance with the time periods specified above.

Where the meeting is properly requisitioned by the Aon UK Shareholders (see “Special Meetings of Shareholders” below), the Aon UK Board must call the general meeting within 21 days, and the meeting itself should be held not more than 28 days, after the date of the notice convening the meeting. The 28 day requirement may not be lengthened. It can, however, be shortened with shareholder consent.

Where the meeting is properly requisitioned by the shareholders of Aon Ireland (see “Special Meetings of Shareholders” below), the Aon Ireland Board must call the general meeting within 21 days, and the meeting itself should be held not more than two months of the receipt of the requisition notice.

“Clear days” means calendar days and excludes: (i) the date of receipt or deemed receipt of the notice; and (ii) the date of the meeting itself.	“Clear days” means calendar days and excludes: (i) the date of receipt or deemed receipt of the notice; and (ii) the date of the meeting itself.

Special Meetings of Shareholders Calling a Special Meeting
The Aon UK Articles provide that general meetings of shareholders may be called on the order of the Aon UK Board.	The Aon Ireland Constitution provides that general meetings of shareholders may be called on the order of the Aon Ireland Board.
Under English law, one or more shareholders representing at least 5% of Aon UK’s paid up capital carrying voting rights have the right to requisition the holding of a general meeting.	Under Irish law, one or more members holding not less than 10% of Aon Ireland’s paid-up share capital carrying voting rights have the right to requisition the holding of a general meeting.

Appraisal Rights

English law does not provide for “appraisal rights.” However, English law will provide for dissenter’s rights which permit a shareholder to object to a Court in the context of the compulsory acquisition of minority shares. See “Shareholders’ Votes on Certain Transactions” below.

Irish law does not provide for “appraisal rights” in general. However, it does provide for dissenters’ rights in certain situations (including dissenter’s rights which permit a shareholder to object to a Court in the context of the compulsory acquisition of minority shares). See “Shareholders’ Votes on Certain Transactions” below.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

Preemptive Rights

Under English law, unless either a special resolution to the contrary has been passed by the shareholders or there is a provision in the articles of association conferring a corresponding right, the issuance for cash of:

Under Irish law, unless either a special resolution to the contrary has been passed by the shareholders or there is a provision in the constitution conferring a corresponding right, the issuance for cash of:

(i)   equity securities (i.e., ordinary shares, which are shares other than shares which, with respect to dividends or capital, carry a right to participate only up to a specified amount in a distribution); or

(i)   equity securities, (i.e., ordinary shares, which are shares other than shares which, with respect to dividends or capital, carry a right to participate only up to a specified amount in a distribution); or

(ii) rights to subscribe for or convert securities into, ordinary shares;	(ii) rights to subscribe for or convert securities into, ordinary shares;

must be offered first to the existing ordinary shareholders in proportion to their respective nominal values of their holdings. English law permits a company’s shareholders by special resolution or a provision in a company’s articles of association to exclude preemptive rights for a period of up to five years.

must be offered first to the existing ordinary shareholders in proportion to their respective nominal values of their holdings. Irish law permits a company’s shareholders by special resolution or a provision in a company’s constitution to exclude preemption rights for a period of up to five years.

Preemptive rights generally do not apply to a company’s issuance of shares in exchange for consideration other than cash.	Preemption rights generally do not apply to a company’s issuance of shares in exchange for consideration other than cash.
The Aon UK Articles exclude preemptive rights in relation to certain share issuances for a period of five years from the date of the adoption of the Aon UK Articles.	The Aon Ireland Constitution excludes preemption rights in relation to share issuances for a period of five years from the date of the adoption of the Aon Ireland Constitution.

Amending the Governing Documents

Under English law, a special resolution of the shareholders is required to amend any provision of the Aon UK Articles that is not entrenched (unless otherwise permitted by statute). The Aon UK Board does not have the power to amend the Aon UK Articles without shareholder approval.

Under Irish law, a special resolution of the shareholders is required to amend any provision of the Aon Ireland Constitution that is not entrenched (unless otherwise permitted by statute). The Aon Ireland Board does not have the power to amend the Aon Ireland Constitution without shareholder approval.

Under the Aon UK Articles, the requirement for poll voting on resolutions at a general meeting of Aon UK may only be removed, amended or varied by unanimous resolution of the members.	Under the Aon Ireland Constitution, the requirement for poll voting on resolutions at a general meeting of Aon Ireland may only be removed, amended or varied by unanimous resolution of the members.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

Preference Shares
Preference shares can be issued by English companies, giving the holders rights of priority over ordinary shareholders.	Preference shares can be issued by Irish companies, giving the holders rights of priority over ordinary shareholders.

Subject to there being an unexpired authority to allot shares, the Aon UK Articles permit the Aon UK Directors to issue preference shares with rights to be determined by the Aon UK Directors at the time of issuance, which may include preferred rights.

Subject to there being an unexpired authority to allot shares, the Aon Ireland Constitution permits the Aon Ireland Directors to issue preference shares with rights to be determined by the Aon Ireland Directors at the time of issuance, which may include preferred rights.

Share Class Rights

Amendments affecting the rights of the holders of any class of shares may, depending on the rights attached to the class and the nature of the amendments, also require approval of the class affected at a separate class meeting.

Amendments affecting the rights of the holders of any class of shares may, depending on the rights attached to the class and the nature of the amendments, also require approval of the class affected at a separate class meeting.

The Aon UK Articles provide that shareholders of the relevant class of shares can approve any amendment to their rights by:	The Aon Ireland Constitution provides that shareholders of the relevant class of shares can approve any amendment to their rights by:
(i) consent in writing of shareholders holding at least 75% in nominal value of the issued shares of that class by amount; or	(i) consent in writing of shareholders holding at least 75% in nominal value of the issued shares of that class by amount; or
(ii) a special resolution passed at a class meeting of the relevant class.	(ii) a special resolution passed at a class meeting of the relevant class.

Shareholders’ Votes on Certain Transactions Approval of Mergers and Acquisitions Generally, Supermajority Vote Requirement

As noted above, “ordinary resolutions” must be approved by at least a majority of the votes cast by shareholders. “Special resolutions” require the affirmative vote of at least 75% of the votes cast at the meeting to be approved.

As noted above, “ordinary resolutions” must be approved by at least a simple majority of the votes cast, in person or by proxy, by shareholders at a general meeting. “Special resolutions” require the affirmative vote of at least 75% of the votes cast, in person or by proxy, at the meeting to be approved.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

Under English law and subject to applicable U.S. federal securities laws and NYSE rules and regulations, where Aon UK proposes to acquire another company, approval of the Aon UK Shareholders is not required.

Under Irish law and subject to applicable U.S. federal securities laws and NYSE rules and regulations, where Aon Ireland proposes to acquire another company, approval of the Aon Ireland Shareholders is not required unless effectuated as a domestic or cross-border statutory merger.

Under English law, where another company proposes to acquire Aon UK, the requirement for the approval of the Aon UK Shareholders depends on the method of acquisition.	Under Irish law, where another company proposes to acquire Aon Ireland, the requirement for the approval of the Aon Ireland Shareholders depends on the method of acquisition.
Under English law, there is no concept of a statutory merger (except where an English company merges with another company based elsewhere in the EEA, as discussed below).

Under Irish law, a domestic statutory merger between Aon Ireland and another Irish company will require approval of the Aon Ireland Shareholders, the shareholders of the other company and the Irish Court.

A scheme of arrangement is a statutory procedure which allows a company to reach an arrangement or compromise with any class of its shareholders or creditors, and can be used in certain types of reconstructions, amalgamations, capital reorganizations or takeovers (similar to a merger in the U.S.). A scheme of arrangement requires the approval of: (i) a majority in number of shareholders or creditors (as the case may be) representing at least 75% in value of the creditors or class of creditors or shareholders or class of shareholders present and voting either in person or by proxy at a special meeting convened by order of the court; and (ii) the English court.

Once approved, sanctioned and becoming effective, all shareholders and creditors of the relevant class are bound by the terms of the scheme of arrangement, and a dissenting shareholder would have no rights comparable to appraisal rights provided under Delaware law.

A scheme of arrangement is a statutory procedure which can be utilized to acquire an Irish company. A scheme of arrangement involves the target company putting an acquisition proposal to its shareholders, which can be: (i) a transfer scheme, pursuant to which their shares are transferred to the bidder in return for the relevant consideration; or (ii) a cancellation scheme, pursuant to which their shares are cancelled in return for the relevant consideration, with the result in each case that the bidder will become the 100% owner of the target company. A scheme of arrangement requires the approval of a majority in number of the shareholders of each class, representing at least 75% of the shares of each class, present and voting, in person or by proxy, at a general, or relevant class, meeting of the target company. A scheme of arrangement also requires the sanction of the Irish Court. Subject to the requisite shareholder approval and sanction of the Irish Court, the scheme of arrangement will be binding on all shareholders. Dissenting shareholders have the right to appear at the Irish Court hearing and make representations in objection to the scheme.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

The Companies Act also provides that where (i) a takeover offer is made for shares, and (ii) following the offer, the offeror has acquired or contracted to acquire not less than 90% in value of the shares to which the takeover offer relates, and not less than 90% of the voting rights carried by the shares to which the offer relates, the offeror may require the other shareholders who did not accept the offer to transfer their shares on the terms of the offer.

A dissenting shareholder may object to the transfer on the basis that the bidder is not entitled to acquire shares or to specify terms of acquisition different from those in the offer by applying to the court within six weeks of the date on which notice of the transfer was given. In the absence of fraud or oppression, the court is unlikely to order that the acquisition shall not take effect, but it may specify terms of the transfer that it finds appropriate.

Under a takeover offer, the bidder will make a general offer to the target shareholders to acquire their shares. The offer must be conditional on the bidder acquiring, or having agreed to acquire (pursuant to the offer, or otherwise) securities conferring more than 50% of the voting rights of the target. The bidder may require any remaining shareholders to transfer their shares on the terms of the offer (i.e., a “squeeze out”) if it has acquired, pursuant to the offer, not less than a specific percentage of the target shares to which the offer relates. The percentage for companies listed on regulated markets in the EEA is 90%. As Aon Ireland is not listed on an EEA regulated market (NYSE only), the relevant applicable percentage for Aon Ireland is 80%. A dissenting shareholder may object to the transfer on the basis that the offeror is not entitled to acquire its shares or to specify terms of acquisition different from those in the offer by applying to the Irish Court within 30 days of the date on which notice of the transfer was given.

A minority shareholder is also entitled in similar circumstances to require the offeror to acquire his or her shares on the terms of the offer.	A minority shareholder is also entitled in similar circumstances to require the bidder to acquire his or her shares on the terms of the offer.

A cross-border merger is a statutory procedure under the Companies (Cross-Border Mergers) Regulations 2007 whereby a variety business combination between English companies and other EEA incorporated companies (including mergers) can be effected. Among other matters, a cross border merger will require the approval of a majority in number, representing 75% in value of the shareholders, present and voting at the meeting (of the U.K. merging company) to approve the merger. The court of the transferee company’s jurisdiction must then sanction the merger.

A cross border merger is a statutory procedure under the European Communities (Cross-Border Mergers) Regulations 2008 whereby a variety of business combinations between Irish companies and other EEA incorporated companies (including mergers) can be effected. Among other matters, a cross border merger will require the approval of at least 75% of the votes cast, in person or by proxy, at a general meeting together with the sanction of the Irish Court.

The Aon UK Articles contain a provision that provides that an affirmative vote of the Aon UK Shareholders representing at least two thirds of the nominal value of Aon UK’s issued share capital is required for certain transactions relating to the sale of all or substantially all of Aon UK’s assets.

The Aon Ireland Constitution contains a provision that provides that an affirmative vote of the Aon Ireland Shareholders representing at least two thirds of the nominal value of Aon Ireland’s issued share capital is required for certain transactions relating to the sale of all or substantially all of Aon Ireland’s assets.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

Related Party Transactions
Aon UK is subject to the rules of the NYSE regarding related party transactions.	Aon Ireland will be subject to the rules of the NYSE regarding related party transactions.

Under English law, certain transactions between a director and a related company of which he or she is a director are voidable at the instance of Aon UK unless approved by the shareholders, such as loans (including quasi-loans), credit transactions and substantial property transactions.

Under Irish law, certain transactions between a director and a related company of which he or she is a director are prohibited unless approved by the shareholders, such as loans (including quasi-loans), credit transactions and substantial property transactions. This prohibition extends to transactions with close personal relations and companies controlled by any such director.

Issuances of Shares Representing 20% or More of the Outstanding Share Capital
Aon UK is subject to the rules of the NYSE regarding the issuances of shares representing 20% or more of its outstanding share capital.	Aon Ireland will continue to be subject to the rules of the NYSE regarding the issuances of shares representing 20% or more of its outstanding share capital.

Rights of Inspection Generally
Generally, the register and index of names of Aon UK Shareholders may be inspected at any time (i) for free by Aon UK Shareholders and (ii) for a fee by any other person.	Generally, the register and index of names of Aon Ireland Shareholders may be inspected during business hours (i) for free by Aon Ireland Shareholders or (ii) for a fee by any other person.
The inspecting shareholder has to show he or she has a proper purpose in inspecting the register. Documents may be copied for a fee.

The service contracts of the Aon UK Directors can be inspected without charge and during business hours. In this and certain other contexts under applicable English law, a “director” includes certain executive officers and a “service contract” includes any contract under which such a director or executive officer undertakes personally to provide services to the company or a subsidiary company, whether in that person’s capacity as a director, an executive officer or otherwise. Where service contracts are not in writing, a written memorandum setting out the terms must be provided by Aon UK.

The service contracts of the Aon Ireland Directors can be inspected by Aon Ireland Shareholders without charge and during business hours. A “service contract” includes any contract under which an Aon Ireland Director undertakes personally to provide services to Aon Ireland or one of its subsidiaries, whether in such person’s capacity as a director, executive officer or otherwise. Service contracts with an unexpired term of less than three years are not required to be kept for inspection.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders
Aon UK Shareholders may also inspect, without charge and during business hours, the minutes of meetings of Aon UK Shareholders for the previous ten years and obtain copies of such minutes for a fee.	Aon Ireland Shareholders may also inspect, without charge and during business hours, the minutes of meetings of Aon Ireland Shareholders and obtain copies of such minutes for a fee.

In addition, Aon UK’s published annual accounts are required to be available for Aon UK Shareholders at a general meeting, and an Aon UK Shareholder is entitled to a copy of such accounts. The accounts must also be made available on Aon UK’s website and remain available until the accounts for the next financial year are placed on the website.

In addition, Aon Ireland’s published annual statutory financial statements are required to be available for Aon Ireland Shareholders at a general meeting, and an Aon Ireland Shareholder is entitled to a copy of such financial statements.

Under English law, the shareholders of a company do not have the right to inspect the corporate books of the company or a subsidiary of that company.	Under Irish law, the shareholders of a company do not have the right to inspect the corporate books of the company or a subsidiary of that company.
The Aon UK Articles permit Aon UK Shareholders to examine a complete list of Aon UK Shareholders prior to, and at, a shareholder meeting.	The Aon Ireland Constitution permits Aon Ireland Shareholders to examine a complete list of Aon Ireland Shareholders prior to, and at, a shareholder meeting.

Standard of Conduct for Directors; Composition of the Board of Directors

English law imposes certain specific obligations on the Aon UK Directors. In addition to certain common law and equitable principles, there are statutory director duties, including seven codified duties as follows:

(i)   to act in a way he or she considers, in good faith, would be most likely to promote the success of the company for the benefit of its shareholders as a whole;

(ii) to act in accordance with the company’s constitution and exercise powers only for the purposes for which they are conferred;

Under Irish law, a fiduciary relationship exists between the directors and the company, whereby the directors serve as fiduciaries with respect to the care of the company’s property and interests. The Irish Companies Act sets out eight principal fiduciary duties for directors. These statutory duties are derived from common law and equitable principles which have been developed by the courts in Ireland over many years. The eight principal fiduciary duties are:

(i)   to act in good faith in what the director considers to be the interests of the company;

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

(iii) to exercise independent judgment;

(iv)  to exercise reasonable care, skill and
diligence;

(v)  to avoid conflicts of interest;

(vi)  not to accept benefits from third parties; and

(vii) to declare an interest in a proposed transaction with the company.

(ii)  to act honestly and responsibly in relation to the conduct of the affairs of the company;

(iii)   to act in accordance with the company’s constitution and to exercise his or her powers only for the purposes allowed by law;

(iv) not to use the company’s property, information or opportunities for his or her own benefit, or that of anyone else;

(v)   not to agree to restrict the director’s power to exercise an independent judgement;

(vi) to avoid conflict of interest;
(vii) to exercise due care, skill and diligence; and
(viii) to have regard to the interests of the company’s employees in general and its shareholders.

Such duties are owed to the company (not to individual shareholders or third parties) and only the company may take an action for breach of duty against a director. Upon liquidation, this power may be exercised by the liquidator. In limited situations, shareholders may be able to bring a derivative action on behalf of Aon Ireland.

Conflicts of Interest of Directors

Under the Aon UK Articles, provided that a director who is in any way (directly or indirectly) interested in an existing or proposed contract, transaction or arrangement with Aon UK or in which Aon UK is otherwise interested (including any position as a director, officer or employee of a body corporate in which Aon UK is interested) has declared the nature and extent of his or her interest and the matter was agreed to without their voting or would have been agreed to if their votes had not been counted, the director may be a party to such contract, transaction or arrangement or hold such office or employment if the interested director receives authorization from the Aon UK Board.

Under the Aon Ireland Constitution, provided that a director who is in any way (directly or indirectly) interested in an existing or proposed contract, transaction or arrangement with Aon Ireland or in which Aon Ireland is otherwise interested (including any position as a director, officer or employee of a body corporate in which Aon Ireland is interested) has declared the nature and extent of his or her interest and the matter was agreed to without their voting or would have been agreed to if their votes had not been counted, the director may be a party to such contract, transaction or arrangement or hold such office or employment if the interested director receives authorization from the Aon Ireland Board.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

The Aon UK Directors are generally empowered to authorize a director in relation to any matter proposed to the Aon UK Board, which otherwise would infringe the director’s duty to avoid conflicts of interests. Any such authorization will only be effective if:

(a)  any requirement as to quorum at the meeting is met without counting the director in question or any other interested director; and

(b)  the matter was agreed to without their voting or would have been agreed to if their votes had not been counted.

Provided that the necessary disclosure and authorization, as described above, has been obtained, a director notwithstanding his office:

(a)  may be party to, or otherwise interested in a transaction with the Company or in which the Company is otherwise (directly or indirectly) interested;

(b)  may act by himself in a professional capacity for the Company and entitled to remuneration for professional services as if he were not a director; and

(c)  may be a director or other officer of, or employed by, or a party to a transaction or arrangement with, or otherwise in, any body corporate.

The Aon Ireland Directors are generally empowered to authorize a director in relation to any matter proposed to the Aon UK Board, which otherwise would infringe the director’s duty to avoid conflicts of interests. Any such authorization will only be effective if:

(a)  any requirement as to quorum at the meeting is met without counting the director in question or any other interested director; and

(b)  the matter was agreed to without their voting or would have been agreed to if their votes had not been counted.

Provided that the necessary disclosure and authorization, as described above, has been obtained, a director notwithstanding his office:

(a)  may be party to, or otherwise interested in a transaction with the Company or in which the Company is otherwise (directly or indirectly) interested;

(b)  may act by himself in a professional capacity for the Company and entitled to remuneration for professional services as if he were not a director; and

(c)  may be a director or other officer of, or employed by, or a party to a transaction or arrangement with, or otherwise in, any body corporate.

Annual Election of the Board of Directors

English law permits a company to provide for terms of different length for its directors. However, it also requires, in the case of officers who are also considered directors under English law, that employment agreements with a guaranteed term of more than two years be subject to a prior approval of shareholders at a general meeting.

Irish law permits a company to provide for terms of different length for its directors. However, it also requires, in the case of officers who are also considered directors under Irish law, that employment agreements with a guaranteed term of more than five years be subject to a prior approval of shareholders at a general meeting.

The Aon UK Articles do not provide for a classified board.	The Aon Ireland Constitution does not provide for a classified board.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

Removal of Directors

Under English law, shareholders may remove a director without cause by ordinary resolution, irrespective of any provisions in the company’s articles of association, provided that 28 clear days’ notice of the resolution is given to the company.

Under Irish law, shareholders may remove a director without cause by ordinary resolution, irrespective of any provisions in the company’s constitution, provided that 28 clear days’ notice of the resolution is given to the company.

Under English law, one or more shareholders representing at least 5% of Aon UK’s paid up share capital carrying voting rights have the right to requisition the holding of a general meeting at which a resolution to remove a director (and appoint a replacement) may be proposed.

Under Irish law, one or more shareholders representing at least 10% of Aon Ireland’s paid up share capital carrying voting rights have the right to requisition the holding of an extraordinary general meeting at which a resolution to remove a director (and appoint a replacement) may be proposed.

The director has a right to make reasonable written representations, which the company must circulate to shareholders, as to why he or she should not be removed.	The director has a right to make reasonable written representations, which the company must circulate to shareholders, as to why he or she should not be removed.

The Aon UK Articles provide that Aon UK Shareholders can remove a director without cause by ordinary resolution. No special notice of the resolution to remove the director under the Aon UK Articles need be given, and such director does not have a right to make reasonable written representations.

The Aon Ireland Constitution provides that Aon Ireland Shareholders can remove a director without cause by ordinary resolution. No special notice of the resolution to remove a director under the Aon Ireland Constitution need be given, and such director does not have a right to make reasonable written representations.

Vacancies on the Board of Directors Vacancies, Generally

The Aon UK Articles provide that vacancies on the Aon UK Board may be filled by the Aon UK Board or by Aon UK Shareholders at a general meeting. See “Shareholder Resolutions and Shareholder Nominations of Directors” and “Special Meetings of Shareholders” above.

The Aon Ireland Constitution provides that vacancies on the Aon Ireland Board may be filled by the Aon Ireland Board or by Aon Ireland Shareholders at a general meeting. See “Shareholder Resolutions and Shareholder Nominations of Directors” and “Special Meetings of Shareholders” above.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders
If there are no directors in office, a shareholder may convene a general meeting for the purpose of appointing directors.	If there are no directors in office, a shareholder may convene a general meeting for the purpose of appointing directors.

Terms of Service After Appointment to Fill a Vacancy

The Aon UK Articles provide that any Aon UK Director appointed to fill a vacancy shall serve until his successor is elected or until his earlier resignation or removal in accordance with the Aon UK Articles.

The Aon Ireland Constitution provides that any Aon Ireland Director appointed to fill a vacancy shall serve until his successor is elected or until his earlier resignation or removal in accordance with the Aon Ireland Constitution or otherwise pursuant to the Irish Companies Act.

Liability of Directors and Officers

English law does not permit a company to exempt any director or certain officers from any liability arising from negligence, default, breach of duty or breach of trust against the company. However, despite this prohibition, an English company is permitted to purchase and maintain limited insurance for a director or executive officer of the company against any such liability.

With certain exceptions, Irish law does not permit a company to exempt any director or certain officers from any liability arising from negligence, default, breach of duty or breach of trust against the company. However, despite this prohibition, an Irish company is permitted to purchase and maintain limited insurance for a director or executive officer of the company against any such liability.

Shareholders can ratify by ordinary resolution a director’s or certain officer’s conduct amounting to negligence, default, breach of duty or breach of trust in relation to the company.	Shareholders can ratify by ordinary resolution a director’s or certain officer’s conduct amounting to negligence, default, breach of duty or breach of trust in relation to the company.

Indemnification of Directors and Officers

Subject to exceptions, English law does not permit a company to exempt a director or certain officers from, or indemnify him or her against, liability in connection with any negligence, default, breach of duty or breach of trust by him or her in relation to the company.

Subject to exceptions, Irish law does not permit a company to exempt a director or certain officers from, or indemnify him or her against, liability in connection with any negligence, default, breach of duty or breach of trust by him or her in relation to the company.

The exceptions allow a company to:

(i)   purchase and maintain directors’ and officers’ insurance against any liability attaching in connection with any negligence, default, breach of duty or breach of trust owed to the company. Directors’ and officers’ liability insurance

The exceptions allow a company to:

(i)   purchase and maintain directors’ and officers’ insurance against any liability attaching in connection with any negligence, default, breach of duty or breach of trust owed to the company; and

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

generally covers costs incurred in defending allegations and compensatory damages that are awarded. However, directors’ and officers’ liability insurance will not cover damages awarded in relation to criminal acts, intentional malfeasance or other forms of dishonesty, regulatory offences or excluded matters such as environmental liabilities. In relation to these matters, directors’ and officers’ liability insurance generally only covers defense costs, subject to the obligation of the director or officer to repay the costs if an allegation of criminality, dishonesty or intentional malfeasance is subsequently admitted or found to be true;

(ii) provide a qualifying third-party indemnity provision. This permits a company to indemnify its directors and certain officers (and directors and certain officers of an associated company) in respect of proceedings brought by third parties (covering both legal costs and the amount of any adverse judgment, except for: the legal costs of an unsuccessful defense of criminal proceedings or civil proceedings brought by the company itself; fines imposed in criminal proceedings; and penalties imposed by regulatory bodies). Aon UK can therefore indemnify directors and certain officers against such third party actions as class actions or actions following mergers and acquisitions or share issues; and

(iii) indemnify a director or certain officers in respect of defense costs in relation to civil and criminal proceedings against him or her (even if the action is brought by the company itself). This is subject to the requirement for the director or officer to reimburse the company if the defense is unsuccessful. However, if the company has a qualifying third-party indemnity provision in place whereby the director or officer is indemnified in respect of legal costs in civil proceedings brought by

(ii) indemnify a director or such other officer against any liability incurred in defending proceedings, whether civil or criminal: (a) in which judgment is given in his or her favor or in which he or she is acquitted; or (b) in respect of which an Irish court grants him or her relief from any such liability on the grounds that he or she acted honestly and reasonably and that, having regard to all the circumstances of the case, he or she ought fairly to be excused for the wrong concerned.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders
third parties, then the director or officer will not be required to reimburse the company.

The Aon UK Articles include a provision that indemnifies to the extent permitted by law any person who is or was a director or officer of Aon UK against any loss or liability, whether in connection with any negligence, default, breach of duty or breach of trust by him or her or otherwise, in relation to Aon UK.

Aon UK is required to disclose in its annual directors’ report any qualifying third-party indemnity provision in force at any point during the relevant financial year or in force when the directors’ report is approved. A copy of the indemnity or, if it is not in writing, a memorandum setting out its terms must be open to inspection during the life of the indemnity and for a period of one year from the date of its termination or expiration. Any shareholder may inspect the indemnity, or memorandum, without charge or may request a copy on payment of a fee.

The Aon Ireland Constitution includes a provision that indemnifies to the extent permitted by law any person who is or was a director or officer of Aon Ireland against any loss or liability incurred by him or her for negligence, default, breach of duty, breach of trust in relation to the affairs of Aon Ireland or otherwise incurred by him or her in the execution and discharge of his or her duties to Aon Ireland.

The Aon Ireland Constitution also provides the Aon Ireland Board with authority to purchase and maintain insurance at the expense of Aon Ireland for the benefit of any person who is or was at any time an Aon Ireland Director or another officer or employee of Aon Ireland or any associated company.

In addition to the provisions of the Aon UK Articles, it is common to set forth the terms of the qualifying third-party indemnity provision in the form of a deed of indemnity between the company and the relevant director or executive officer which indemnifies the director or executive officer against claims brought by third parties to the fullest extent permitted under English law.

In addition to the provisions of the Aon Ireland Constitution, it is common for an Irish public limited company to enter into a separate deed of indemnity with a director or officer which essentially indemnifies the director or officer against claims brought by third parties to the fullest extent permitted under Irish law. Aon Ireland intends to enter into such deeds of indemnity with each Aon Ireland Director and each officer of Aon Ireland.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

Shareholder Suits

While English law only permits a shareholder to initiate a lawsuit on behalf of the company in limited circumstances, it does permit a shareholder whose name is on Aon UK’s register of shareholders to apply for a court order:

(i)   when Aon UK’s affairs are being or have been conducted in a manner unfairly prejudicial to the interests of all or some Aon UK Shareholders, including the Aon UK Shareholder making the claim; or

(ii) when any act or omission of Aon UK is or would be so prejudicial.

While Irish law only permits a shareholder to initiate a lawsuit on behalf of the company in limited circumstances, it does permit a shareholder whose name is on Aon Ireland’s register of shareholders to apply for a court order where Aon Ireland’s affairs are being conducted or the powers of the Aon Ireland Directors are being exercised:

(i)   in a manner oppressive to him or her or any of the members; or

(ii) in disregard of his or her or their interests as members.

Anti-Takeover Matters
Aon UK is not currently subject to the U.K. Takeover Code.

Aon Ireland will be subject to the Irish Takeover Rules. Pursuant to the Irish Takeover Rules, the Aon Ireland Board will not be permitted, with approval of the Aon Ireland Shareholders, to take certain actions that might frustrate an offer for Aon Ireland once the Aon Ireland Board has received an approach that may lead to an offer or has reason to believe an offer is or may be imminent. The adoption and operation of any rights plan will be subject to the Irish Takeover Rules, which may impact on when such a plan can be adopted or rights can be issued thereunder.

Under the Aon UK Articles, Aon UK does not have the express ability to adopt a shareholder rights plan.

Under the Aon Ireland Constitution, the Aon Ireland Board has the express ability to adopt a shareholder rights plan upon such terms and conditions as it deems expedient in the interests of Aon Ireland.

Limitations on Enforcement of Civil Liabilities Under U.S. Federal Securities Laws

As a company listed on the NYSE, Aon UK and its directors and officers are subject to U.S. federal securities laws, and investors could initiate civil lawsuits in the United States against Aon UK for breaches of the U.S. federal securities laws.

As a company listed on the NYSE, Aon Ireland and its directors and officers will be subject to U.S. federal securities laws, and investors could initiate civil lawsuits in the United States against Aon Ireland for breaches of the U.S. Federal securities laws.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

Because Aon UK is a public limited company incorporated under English law, investors could experience more difficulty enforcing judgments obtained against Aon UK in U.S. courts than would be the case for U.S. judgments obtained against a U.S. company. In addition, it may be more difficult (or impossible) to bring some types of claims against Aon UK in courts sitting in England than it would be to bring similar claims against a U.S. company in a U.S. court. In addition, the Aon UK Articles provide that English courts have exclusive jurisdiction with respect to any suits brought by shareholders (in their capacity as such) against Aon UK or its directors.

Because Aon Ireland will be a public limited company incorporated under Irish law after the Effective Date, investors could experience more difficulty enforcing judgments obtained against Aon Ireland in U.S. courts than would be the case for U.S. judgments obtained against a U.S. company. In addition, it may be more difficult (or impossible) to bring some types of claims against Aon Ireland in courts sitting in Ireland than it would be to bring similar claims against a U.S. company in a U.S. court. In addition, the Aon Ireland Constitution provides that Irish courts have exclusive jurisdiction with respect to any suits brought by shareholders (in their capacity as such) against Aon Ireland or its directors.

A judgment obtained against Aon UK from a U.S. court will not be recognized by the English courts but an action may be commenced in the English courts for an amount due under a judgment given by the U.S. courts if that judgment is: (a) for a debt or definite sum of money; (b) final and conclusive; and (c) not of a penalty or revenue nature. A judgment may be impeached by showing that: (i) the court in question did not, in the circumstances of the case, and in accordance with the English rules of private international law, have jurisdiction to give that judgment; or (ii) the judgment was obtained through fraud; or (iii) the enforcement of the judgment would be contrary to the public policy of the United Kingdom; or (iv) the proceedings in which the judgment was obtained were opposed to the rules of natural justice.

A judgment obtained against Aon Ireland from a U.S. court will not be recognized by the Irish courts but an action may be commenced in the Irish courts for an amount due under a judgment given by the U.S. courts if that judgment is: (a) for a debt or definite sum of money; (b) final and conclusive; and (c) not of a penalty or revenue nature. A judgment may be impeached by showing that: (i) the court in question did not, in the circumstances of the case, and in accordance with the Irish rules of private international law, have jurisdiction to give that judgment; or (ii) the judgment was obtained through fraud; or (iii) the enforcement of the judgment would be contrary to the public policy of Ireland; or (iv) the proceedings in which the judgment was obtained were opposed to the rules of natural justice.

Aon UK and its directors and officers may be subject to criminal penalties in the United States arising from breaches of the U.S. federal securities laws, but may not be subject to criminal penalties unless the criminal laws of the United Kingdom were violated.

Aon Ireland and its directors and officers may be subject to criminal penalties in the United States arising from breaches of the U.S. federal securities laws, but would not be subject to criminal penalties in Ireland unless the criminal laws of Ireland were violated.

A criminal judgment in a U.S. court under U.S. federal securities laws may not be	A criminal judgment in a U.S. court under U.S. Federal securities laws may not be

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders
enforceable in the English courts on public policy grounds and a prosecution brought before the English courts under U.S. federal securities laws might not be permitted on public policy grounds.	enforceable in the Irish courts, and a prosecution brought before Irish courts under U.S. federal securities laws may not be permitted, on public policy grounds.

Short Swing Profits
As a company listed on the NYSE, directors and officers of Aon UK are subject to the U.S. federal securities laws, including the prohibitions on “short swing” trading.	As a company listed on the NYSE, directors and officers of Aon Ireland will be subject to the U.S. federal securities laws, including the prohibitions on “short swing” trading.

Proxy Statements and Reports, Generally
The U.S. Exchange Act proxy rules apply to Aon UK.	The U.S. Exchange Act proxy rules will apply to Aon Ireland.
English law does not have specific proxy solicitation legislation, but approaches to shareholders may need to comply with the Financial Services and Markets Act 2000.	Irish law does not have specific proxy solicitation legislation.

Voting by Proxy
The Aon UK Articles provide that each Aon UK Shareholder shall at every meeting of shareholders be entitled to one vote in person or by proxy for each Aon UK Share held by such Aon UK Shareholder.

The Aon Ireland Constitution provides that each Aon Ireland Shareholder shall at every general meeting be entitled to vote in person or by proxy for each Aon Ireland Share held by such Aon Ireland Shareholder.

Director Compensation
Directors must prepare a director remuneration report for each financial year. The directors’ remuneration report must form part of the annual financial statements, as discussed below.	Under Irish law, directors are not required to prepare a director remuneration report or remuneration policy for a vote.

Aon UK is required to prepare and submit to shareholders a directors’ remuneration report every year for a non-binding advisory vote. At least every three years, or if shareholders did not approve the previous year’s remuneration report, Aon UK must submit a remuneration policy to its shareholders for approval by a simple majority in a binding vote. Directors’ remuneration payments and payments for loss

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders
of office must be consistent with the approved policy.
Aon UK is subject to SEC reporting requirements for director and executive officer compensation and shareholder non-binding advisory votes to approve named executive officer compensation.

Aon Ireland will remain subject to SEC reporting requirements for director and executive officer compensation and will be required to hold periodic shareholder non-binding advisory votes to approved the compensation of its named executive officers.

English law requires, in the case of officers who are also considered directors under English law, that employment agreements with a guaranteed term of more than two years be subject to a prior approval of shareholders at a general meeting.

Approval of Auditors

Under English law, shareholders re-appoint a company’s auditors each year. In addition, Aon UK’s annual financial statements, which must, to the satisfaction of the Aon UK Directors, give a “true and fair view” of the assets, liabilities, financial position and profit or loss of the Aon UK Group, must be presented to the Aon UK Shareholders at a general meeting but are not required to be approved by the Aon UK Shareholders.

Under Irish law, shareholders approve a company’s auditors each year. In addition, Aon Ireland’s annual financial statements, which must, to the satisfaction of the Aon Ireland Directors, give a “true and fair view” of the assets, liabilities, financial position and profit or loss of the Aon Ireland Group, must be presented to the Aon Ireland Shareholders at a general meeting but are not required to be approved by the Aon Ireland Shareholders.

Consolidation and Subdivision
Aon UK may, by ordinary resolution, consolidate and divide all or any of its share capital into shares of larger nominal value than its existing shares, or subdivide its shares into smaller amounts.

Aon Ireland may, by ordinary resolution, consolidate all or any of its share capital into shares of larger nominal value, or subdivide all or any of its share capital into shares of smaller nominal value, than are fixed by the Aon Ireland Constitution.

Reduction of Share Capital
Aon UK may reduce its share capital by way of a court approved procedure that also requires approval by the special resolution of Aon UK Shareholders present at a general meeting.	Aon Ireland may reduce its share capital by way of a court approved procedure that also requires approval by the special resolution of Aon Ireland Shareholders present at a general meeting.

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

Liens on Shares, Calls on Shares and Forfeiture of Shares

The Aon UK Articles provide that Aon UK will have a first and paramount lien on every share for all moneys, whether currently due or not, payable in respect of such share. Subject to the terms of their allotment, the Aon UK Directors may call for any unpaid amounts in respect of any shares to be paid, and if payment is not made, the shares shall be subject to forfeiture. The provision is a standard inclusion in the articles of association of an English public limited company such as Aon UK and will only be applicable to Aon UK shares that have not been fully paid-up.

The Aon Ireland Constitution provides that Aon Ireland will have a first and paramount lien on every share for all moneys, whether currently due or not, payable in respect of such share. Subject to the terms of their allotment, the Aon Ireland Directors may call for any unpaid amounts in respect of any shares to be paid, and if payment is not made, the shares shall be subject to forfeiture. The provision is a standard inclusion in the constitution of an Irish public limited company such as Aon Ireland and will only be applicable to Aon Ireland shares that have not been fully paid-up.

Disclosure of Interests in Shares
The Schedule 13D and Schedule 13G reporting regime apply to Aon UK as its shares are registered under Section 12 of the Exchange Act.	The Schedule 13D and Schedule 13G reporting regime will apply to Aon Ireland as it will have its shares registered under Section 12 of the Exchange Act.

In addition, English law provides that a company may, by notice in writing, require a person whom the company knows or reasonably believes to be or to have been within the three preceding years, interested in its issued voting share capital to:

(1) confirm whether this is or is not the case; and

(2) if this is the case, to give further information that it requires relating to his or her interest and any other interest in the company’s shares of which he or she is aware.

In addition, Irish law provides that a company may, by notice in writing, require a person whom the company knows or reasonably believes to be or to have been within the three preceding years, interested in its issued voting share capital to:

(1) confirm whether this is or is not the case; and

(2) if this is the case, to give further information that it requires relating to his or her interest and any other interest in the company’s shares of which he or she is aware.

The disclosure must be made within a reasonable period as specified in the relevant notice which may be as short as one or two days.	The disclosure must be made within a reasonable period as specified in the relevant notice which may be as short as one or two days.

Serious Loss of Capital

If the directors of Aon UK Directors become aware that the net assets of Aon UK are half or less of the amount of Aon UK’s called-up share capital, the directors must convene a general meeting of Aon UK not later than 28

If the Aon Ireland Directors become aware that Aon Ireland’s net assets are half or less of the amount of Aon Ireland’s called-up share capital, they must convene an extraordinary general meeting no later than 28 days after the

Provisions Currently Applicable to Aon UK Shareholders	Provisions Applicable to Aon Ireland Shareholders

days after the earliest day on which that fact is known to a director (and the general meeting must be convened for a date not later than 56 days from that day), for the purpose of considering whether any, and if so what, steps should be taken to deal with the situation.

earliest date that fact is known to any director for the purpose of considering whether any, and if so what, measures should be taken to deal with the situation (the meeting to be held within 56 days of that earliest date).

Notice
The Aon UK Articles provide that whenever notice is required to be given to any Aon UK Shareholder, such notice may be given in writing in such form and such means as the Aon UK Board may determine.

The Aon Ireland Constitution provides that whenever notice is required to be given to any Aon Ireland Shareholder, such notice may be given in writing in such form and such means as the Aon Ireland Board may determine, subject to compliance with the mandatory requirements of the Irish Companies Act.

Reporting Requirements
Since Aon UK is listed on the NYSE, Aon UK is subject to U.S. federal securities laws.	Since Aon Ireland will be listed on the NYSE, Aon Ireland will be subject to U.S. federal securities laws.

Information on the Aon UK and Aon Ireland Directors

The Aon UK and Aon Ireland Directors

The current Aon UK Directors, each of whom will be appointed as an Aon Ireland Director, and their respective functions are set forth in the table below.

Name	Age	Position
Lester B. Knight	61	Independent Chair
Gregory C. Case	56	Chief Executive Officer and Director
Jin-Yong Cai	60	Independent Director
Jeffrey C. Campbell	59	Independent Director
Fulvio Conti	72	Independent Director
Cheryl A. Francis	65	Independent Director
J. Michael Losh	73	Independent Director
Richard B. Myers	77	Independent Director
Richard C. Notebaert	72	Independent Director
Gloria Santona	69	Independent Director
Carolyn Y. Woo	65	Independent Director

The Aon Ireland Directors and the executive officers of Aon Ireland immediately after the Scheme will be the same as the current Aon UK Directors and executive officers of Aon UK. If the Scheme is completed, the Aon Ireland Directors will serve until the earlier of the next meeting of shareholders at which an election of directors is required and until their successors are elected, and the executive officers of Aon Ireland will serve until their successors are elected or earlier death, disability or retirement.

Aon UK’s registered office is at The Aon Centre, The Leadenhall Building, 122 Leadenhall Street, London, England EC3V 4AN.

Interests of Certain Persons in Matters to Be Acted Upon

The Aon UK Directors and the executive officers of Aon UK have certain interests in the Reorganization that are in addition to their general interests as Aon UK Shareholders. These interests are described in more detail below. The Aon UK Board was aware of these interests and considered them, among other matters, in approving the Scheme and in determining to recommend that Aon UK Shareholders vote “FOR” the Scheme at the Court Meeting and “FOR” each of the Shareholder Resolutions at the General Meeting.

Aon UK Shares held by the Aon UK Directors and the executive officers of Aon UK will be subject to the Scheme. Except as set forth in this Document, the effect of the Scheme on the interests of the Aon UK Directors and the executive officers of Aon UK does not differ from the effect of the Scheme on other Aon UK Shareholders. Details of the interests of the Aon UK Directors and the executive officers of Aon UK in the share capital of Aon UK are set forth in “Part V (ADDITIONAL INFORMATION) — Other Information — Security Ownership of Aon UK Directors and Executive Officers” on page 126 of this Document.

Continuing Executive Officer and Director Positions

The Aon Ireland Directors and the executive officers of Aon Ireland following the Reorganization will be the same as the current Aon UK Directors and the executive officers of Aon UK. Following the Reorganization, these persons, as the Aon Ireland Directors and the executive officers of Aon Ireland, will receive their remuneration from Aon Ireland, and the total emoluments that they receive will not be varied as a result of the Reorganization.

Exculpation and Indemnification

Subject to the provisions of the Companies Acts, the Aon UK Directors and the officers of Aon UK are currently indemnified against any liability incurred by such person for negligence, default, breach of duty or breach of trust in relation to the affairs of Aon UK. The Aon Ireland Constitution contains similar indemnification provisions, although the scope of indemnification provided to the Aon Ireland Directors is limited in accordance with the Irish Companies Act. For more information on the limitations on the ability of an Irish company to indemnify its directors, see “Part V (ADDITIONAL INFORMATION) — Comparison of the Rights of Holders of Aon UK Shares and Aon Ireland Shares — Indemnification of Directors and Officers” on page 113 of this Document.

In addition, in connection with the Reorganization, we expect that Aon Ireland (or one or more of its subsidiaries) will enter into indemnification agreements (or deed poll indemnities) with or as to each of the Aon Ireland Directors and certain officers of Aon Ireland, providing for the indemnification of, and advancement of expenses to, these persons. We expect that the indemnification and expense advancement provided under these indemnification agreements (or deed poll indemnities) will be substantially similar to that which is currently afforded by Aon UK.

Share Plans

We have a variety of equity incentive plans and compensation plans, including award agreements, awards and arrangements outstanding thereunder, that provide for options, restricted stock units, performance share units or other rights to purchase or receive Aon UK Shares (or the right to receive benefits or amounts by reference to those Aon UK Shares). We refer to these plans, agreements, awards and arrangements as the “Aon UK Share Plans.”

Details of the proposals to be made to participants in the Aon UK Share Plans as a result of the Scheme will shortly be sent to the participants. The following is a general summary of those proposals.

Exchange and Exercise of Options and Awards

In connection with the Reorganization, Aon Ireland will adopt and assume each Aon UK Share Plan, or make other arrangements for any outstanding awards under the Aon UK Share Plans to be exercisable for or settled in Aon Ireland Shares. To the extent required, the Aon UK Share Plans will be amended, effective from the Scheme Record Time, to provide that all outstanding options and awards relating to Aon UK Shares will entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equivalent number of Aon Ireland Shares. All such equity-based awards will otherwise generally be subject to the same terms and conditions as were applicable to such awards immediately prior to the Scheme Record Time. The rules of the relevant Aon UK Share Plan and award agreement(s) will continue to apply.

Under the rules of the 2017 Plan, participants will have the opportunity to agree to exchange their options into options of equivalent value and on the same terms, to acquire Aon Ireland Shares. Participants will also have the option to exercise their options during the 20-day period prior to the date on which the Court sanctions the Scheme or six months after the date on which the Court sanctions the Scheme, however, participants will not benefit from the tax relief available if they exercise at this time. Any options not exercised, or not exchanged for options to acquire Aon Ireland Shares, during the six month period after the date on which the Court sanctions the Scheme will lapse. An amendment to the Aon UK Articles is subject to consideration by Aon UK Shareholders in the Aon UK Articles Amendment Proposal (Resolution No. 1(c)) so that any shares to be issued pursuant to any Aon UK Share Plans after the Scheme Record Time are issued only after the Effective Time and will be automatically acquired by Aon Ireland for consideration of the issuance of Aon Ireland Shares.

The rules of the 2012 Plan do not currently include provisions allowing for the exchange of participants options into options of equivalent value to acquire Aon Ireland Shares. It is therefore proposed that the 2012 Plan will be amended to include the same provisions relating to (i) the exchange of options to acquire Aon Ireland Shares and (ii) the exercise of options in connection with a takeover of Aon UK, which are currently included in the 2017 Plan.

Holders of outstanding nonqualified options, awards of restricted stock or other equity-based awards, as well as beneficial owners of Aon UK Shares acquired under the Aon UK Share Plans, other than the 2017 Plan and the 2012 Plan, who are not U.S. taxpayers who perform all of their services within the United States, may be subject to tax as a result of the conversion of the underlying Aon UK Shares into Aon Ireland Shares, depending on the country where the holders are citizens or tax residents or the country where they resided during the life of such equity awards of Aon UK. However, holders of outstanding nonqualified options and beneficial owners of Aon UK Shares acquired under the Aon UK Share Plans, other than the 2017 Plan and the 2012 Plan, who are U.S. taxpayers should not recognize taxable gain for U.S. income tax purposes as a result of the conversion. Tax withholding and/or reporting may be required by Aon UK, Aon Ireland or one of their affiliates and/or the holder of the applicable equity award, and certain employer social insurance contributions or other taxes may be due as a result of the conversion of the equity awards from Aon UK equity awards to Aon Ireland equity awards. Depending on the country where the holders are citizens or residents or the country where they resided during the life of the Aon UK equity awards, it is also possible that the conversion of equity awards will trigger certain regulatory filings or notices to employees concerning the tax consequences.

Employee Benefit Plans

At the Effective Time, the obligations of Aon UK with respect to each of its employee benefit and/or compensation plans, trusts, agreements, programs or arrangements shall be assumed by Aon Ireland and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.

Legal Matters

The validity of the Aon Ireland Shares to be issued pursuant to the Scheme has been passed upon for Aon Ireland by Matheson.

Independent Registered Public Accounting Firm

The consolidated financial statements of Aon plc appearing in Aon plc’s Annual Report on Form 10-K for the year ended December 31, 2018, and the effectiveness of Aon plc’s internal control over financial reporting as of December 31, 2018, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated by reference herein. Such consolidated financial statements as of December 31, 2018 are incorporated by reference herein in reliance upon their report given on the authority of such firm as experts in accounting and auditing.

Where You Can Find More Information

Aon UK is subject to the informational requirements of the U.S. Exchange Act and in accordance therewith files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information Aon UK files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Call the SEC at +1.800.732.0330 for further information on the public reference rooms. Aon UK’s SEC filings also are available to the public from commercial document retrieval services and at the SEC’s website at www.sec.gov.

Aon UK has filed this Document as a proxy statement on Schedule 14A with the SEC in connection with the General Meeting to approve the Reorganization. This Document is not intended to be, and is not, a prospectus for purposes of the Prospectus Rules and Listing Rules of the U.K. Financial Conduct Authority.

The SEC allows Aon UK to “incorporate by reference” into this Document the information that Aon UK files with the SEC, which means that Aon UK can disclose important information to you by referring you to those documents. Any information incorporated this way is considered to be part of this Document, and any information that we file later with the SEC will automatically update and supersede this information. SEC rules and regulations also allow Aon UK to “furnish” rather than “file” certain reports and information with the SEC. Any such reports or information which we have indicated as being “furnished” shall not be deemed to be incorporated by reference in, or otherwise be considered to be a part of, this Document, regardless of when furnished to the SEC. Aon UK incorporates by reference the following documents that it has filed with the SEC, and any future filings that it makes with the SEC following the date hereof and prior to the date of the General Meeting under Sections 13(a), 13(c), 14 or 15(d) of the U.S. Exchange Act (other than information furnished rather than filed):

•	Aon UK’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on February 19, 2019;

•

Aon UK’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019 filed with the SEC on April 26, 2019, July 26, 2019 and October 25, 2019, respectively;

•

Aon UK’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 26, 2019 (to the extent incorporated by reference in Aon UK’s Annual Report on Form 10-K for the year ended December 31, 2018); and

•

Aon UK’s Current Reports on Form 8-K (in each case, other than information and exhibits “furnished” to and not “filed” with the SEC in accordance with SEC rules and regulations) filed with the SEC on March 5, 2019, March 6, 2019, May 2, 2019, June 4, 2019, June 25, 2019, October 29, 2019 and November 15, 2019.

If you are an Aon UK Shareholder of record or beneficial owner, you may already have received some of the documents incorporated by reference, but you can obtain any of them from Aon UK or the SEC. Aon UK Shareholders, beneficial owners and any other person to whom this Document is delivered may obtain without charge a copy of documents that Aon UK incorporates by reference herein upon request directed to Aon UK, Attention: Investor Relations, at 200 East Randolph Street, Chicago, Illinois 60601 (in the United States), or at The Aon Centre, The Leadenhall Building, 122 Leadenhall Street, London, England EC3V 4AN (in the United Kingdom). In addition, you may obtain copies of some of this information by accessing Aon UK’s website at www.aon.com under the heading “Investor Relations — SEC Filings.” To ensure timely delivery of such documents, any such request must be made no later than five Business Days prior to the date of the General Meeting. The exhibits to those documents generally will not be made available unless they are specifically incorporated by reference herein or are otherwise requested by you.

No person has been authorized to give any information or make any representations other than those included or incorporated by reference herein and, if given or made, such information or representations must not be relied upon as having been authorized by Aon UK, the Aon UK Directors, Aon Ireland, the Aon Ireland Directors or any other person involved in the Scheme. Neither the delivery of this Document, the occurrence of the Meetings, the occurrence of the Court Hearing or the filing of the Court Order shall, under any circumstances, create any implication that there has been no change in the affairs of the Aon UK Group or the Aon Ireland Group since the date hereof or that the information included or incorporated by reference herein is correct as of any time subsequent to its date.

Other Information

Security Ownership of Aon UK Directors and Executive Officers

The following table sets forth the number of Aon UK Shares beneficially owned as of December 13, 2019 by each of the Aon UK Directors, by each of Aon UK’s named executive officers, and by the Aon UK Directors and Aon UK’s executive officers as a group. As used in this Document, beneficially owned means a person has, or may have within 60 days, the sole or shared power to vote or direct the voting of a security and/or the sole or shared investment power with respect to a security (i.e., the power to dispose or direct the disposition of a security). No Aon UK Shares held by the Aon UK Directors or Aon UK’s executive officers are pledged as security.

Name	Aggregate Number of Aon UK Shares Beneficially Owned(1)	Percent of Aon UK Shares(2)
Directors
Lester B. Knight(3)	217,482	*
Gregory C. Case(4)	1,106,933	*
Jin-Yong Cai	4,220	*
Jeffrey C. Campbell	8,001	*
Fulvio Conti	27,822	*
Cheryl A. Francis	24,674	*
J. Michael Losh(5)	34,569	*
Richard B. Myers	25,878	*
Richard C. Notebaert	47,409	*
Gloria Santona	35,578	*
Carolyn Y. Woo	26,287	*
Other Named Executive Officers
Christa Davies	223,602	*
Eric Andersen	80,940	*
Michael O’Connor	123,784	*
Peter Lieb	0	*
All Aon UK Directors and Executive Officers as a Group (21 persons)	2,078,727	*

(1)	The directors, named executive officers and executive officers have sole voting power and sole investment power over the Aon UK Shares listed, except as indicated in the notes below.

(2)	As of December 13, 2019, there were 232,046,010 Aon UK Shares outstanding.

(3)	Includes 85,000 Aon UK Shares that are beneficially owned by the Knight Family Partnership and 124,604 Aon UK Shares owned by Mr. Knight’s spouse.

(4)	Includes 325,604 Aon UK Shares that are beneficially owned in trust.

(5)	Includes 15,203 Aon UK Shares that are beneficially owned in trust.

*	Less than 1% of the outstanding Aon UK Shares.

Security Ownership of Principal Holders

The following table sets forth, as of December 13, 2019, the beneficial owners of 5% or more of the Aon UK Shares entitled to vote at the Meetings and known to the Company.

Name and Address of Beneficial Owner	Aggregate Number of Aon UK Shares Beneficially Owned	Percent of Aon UK Shares(1)
Massachusetts Financial Services Corporation 111 Huntington Avenue Boston, MA 02199	22,605,949(2)	9.74%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	18,062,563(3)	7.78%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	15,997,384(4)	6.89%

(1)	As of December 13, 2019, there were 232,046,010 Aon UK Shares outstanding.

(2)

Based upon information contained in a Schedule 13G/A filed with the SEC on February 13, 2019 pursuant to Rule 13d-1(b) of the Exchange Act. Massachusetts Financial Services Corporation is a parent holding company and has: (a) sole voting power as to 21,261,592 Aon UK Shares; (b) shared voting power as to no Aon UK Shares; (c) sole dispositive power as to 22,605,949 Aon UK Shares; and (d) shared dispositive power as to no Aon UK Shares.

(3)

Based upon information contained in a Schedule 13G/A filed with the SEC on February 11, 2019 pursuant to Rule 13d-1(b) of the Exchange Act. The Vanguard Group is a registered investment advisor and has: (a) sole voting power as to 295,943 Aon UK Shares; (b) shared voting power as to 61,181 Aon UK Shares; (c) sole dispositive power as to 17,710,943 Aon UK Shares; and (d) shared dispositive power as to 351,622 Aon UK Shares.

(4)

Based upon information contained in a Schedule 13G/A filed with the SEC on February 4, 2019 pursuant to Rule 13d-1(b) of the Exchange Act. BlackRock, Inc. is a parent holding company and has: (a) sole voting power as to 14,014,810 Aon UK Shares; (b) shared voting power as to no Aon UK Shares; (c) sole dispositive power as to 15,997,384 Aon UK Shares; and (d) shared dispositive power as to no Aon UK Shares.

Shareholder Resolutions After the Reorganization

Aon Ireland

Assuming the Scheme becomes effective and consummation of the Reorganization, Aon Ireland Shareholders will be entitled to present proposals for consideration at forthcoming meetings of Aon Ireland Shareholders, provided that they comply with the proxy rules promulgated by the SEC and the Aon Ireland Constitution. The deadline for submission of all proposals by Aon Ireland Shareholders to be considered for inclusion in Aon Ireland’s proxy statement for its first annual general meeting will be disclosed in a subsequent filing with the SEC.

Aon UK

Aon UK expects that it will hold an annual general meeting in 2020 only if the Reorganization is not completed. Accordingly, the following will apply only if the Reorganization is not completed.

Shareholders who, pursuant to Rule 14a-8 under the U.S. Exchange Act, wish to present proposals for inclusion in the proxy materials to be distributed by Aon UK in connection with its 2020 annual general meeting must submit their proposals to the Office of the Company Secretary of Aon at The Aon Centre, 122 Leadenhall Street, London, England EC3V 4AN, on or before December 28, 2019. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in our proxy statement.

In accordance with Aon UK’s Articles of Association, and without prejudice to the rights of a shareholder of record under applicable law, in order to nominate a candidate for election as a director or properly bring other business before Aon UK’s 2020 annual general meeting, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to the Office of the Company Secretary of Aon at The Aon Centre, 122 Leadenhall Street, London, England EC3V 4AN, not less than 90 nor more than 120 days prior to the first anniversary of the date of the prior year’s annual general meeting. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of Aon UK’s Articles of Association (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than February 22, 2020 and no later than March 23, 2020.

Postponements of the General Meeting

At any time prior to convening the General Meeting, Aon UK may postpone the General Meeting one or more times for any reason without the approval of Aon UK Shareholders. If the General Meeting were postponed, Aon UK could use the additional time to solicit additional proxies, including the solicitation of proxies from Aon UK Shareholders that have previously authorized a proxy by telephone, through the internet or by returning an executed paper Proxy Card.

Any adjournment or postponement of the General Meeting for the purpose of soliciting additional proxies will allow Aon UK Shareholders who have already delivered their proxies to revoke them at any time prior to their use at the General Meeting.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as householding, potentially means extra convenience for shareholders and cost savings for companies. This year, a number of brokers with account holders who are shareholders will be householding our proxy materials. A single set of proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, please notify us or your broker. Direct your written request to Aon UK, Attention: Company Secretary, at 200 East Randolph Street, Chicago, Illinois 60601 (in address and would like to request householding of their communications should contact their brokers.

PART VI

DEFINITIONS

The following definitions apply throughout this Document, unless the context requires otherwise.

2012 Plan	The Aon UK Sharesave Scheme, dated September 23, 2009, as amended on September 21, 2012;

2017 Plan	the Aon UK Sharesave Scheme, dated September 23, 2009, as amended on September 21, 2012 and on November 17, 2017;

Adjournment Proposal

Resolution No. 5, the resolution to be proposed at the General Meeting concerning the adjournment of the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the other Shareholder Resolutions;

Aon Ireland

Aon Limited, a company incorporated in Ireland with registered number 604607, which it is intended shall be re-registered as an Irish public limited company and be renamed “Aon plc” prior to the Effective Date;

Aon Ireland Board	the board of directors of Aon Ireland;

Aon Ireland Constitution	the memorandum and articles of association of Aon Ireland, in substantially the form attached to this Document as Annex A, which will govern Aon Ireland after the Effective Time;

Aon Ireland Directors	the directors of Aon Ireland as of the date of this Document or, where the context so requires, the directors of Aon Ireland from time to time;

Aon Ireland Group	Aon Ireland and its subsidiaries and subsidiary undertakings (as defined in section 1162 of the Companies Act 2006);

Aon Ireland Reduction of Capital

the proposed reduction of capital of Aon Ireland, intended to be carried out after the Scheme becomes effective, under the Irish Companies Act, as described in more detail in “Part I (EXPLANATORY STATEMENT) — 2. Summary of the Scheme and the Shareholder Resolutions — The Shareholder Resolutions” on page 42 of this Document;

Aon Ireland Shareholders	holders of Aon Ireland Shares;

Aon Ireland Shares	Class A ordinary shares of $150 each in the capital of Aon Ireland;

Aon Ireland Subscriber Share	one Euro Ordinary Share in the capital of Aon Ireland;

Aon UK	Aon plc, incorporated in England with registered number 07876075;

Aon UK Articles	the articles of association of Aon UK, as amended from time to time;

Aon UK Articles Amendment Proposal	Resolution No. 1(c), the resolution to be proposed at the General Meeting concerning the amendment of the Aon UK Articles, in the form attached to this Document as Annex B;

Aon UK Board	the board of directors of Aon UK;

Aon UK Directors	the directors of Aon UK as of the date of this Document or, where the context so requires, the directors of Aon UK from time to time;

Aon UK Group	Aon UK and its subsidiaries and subsidiary undertakings;

Aon UK Independent Directors	Lester B. Knight, Jin-Yong Cai, Jeffrey C. Campbell, Fulvio Conti, Cheryl A. Francis, J. Michael Losh, Richard B. Myers, Richard C. Notebaert, Gloria Santona and Carolyn Y. Woo;

Aon UK Reduction of Capital

the proposed reduction of capital of Aon UK through the cancellation and extinguishment of all of the Scheme Shares, which will create distributable reserves equal to the capital cancelled, as part of the Scheme under English law, as described in more detail in “Part I (EXPLANATORY STATEMENT) — 2. Summary of the Scheme and the Shareholder Resolutions” on page 42 of this Document;

Aon UK Share Plans

the Aon plc 2011 Incentive Plan (as Amended and Restated Effective March 29, 2019 and as assumed by Aon plc as of April 2, 2012) (and its subplans, the Aon plc Leadership Performance Program (effective January 1, 2019), the Aon plc Executive Committee Incentive Compensation Plan (effective January 1, 2019)), the Rules of the Aon plc 2011 Incentive Plan, as amended and restated effective June 21, 2019, for the Grant of Restricted Stock Units to Participants in France, and all equity award agreements thereunder); the Aon Stock Incentive Plan, as amended; the Aon plc Global Share Purchase Plan (and its sub-plans, namely the Rules of the Aon UK Sharesave Scheme, dated September 23, 2009, as amended on September 21, 2012, and the Rules of the Aon UK Sharesave Scheme, dated September 23, 2009, as amended on September 21, 2012 and on November 17, 2017); and the Aon Stock Award Plan, as amended and restated through February 2000;

Aon UK Shareholders	the holders of Aon UK Shares;

Aon UK Shares	Class A ordinary shares of $0.01 each in the capital of Aon UK;

Business Day	a day (other than a Saturday, Sunday, public or bank holiday) on which banks are generally open for normal business in London and New York;

Buyback Contract

the contract for the off-exchange buyback, prior to the Scheme becoming effective, by Aon UK from Aon Corporation at nominal value of 125,000 Class B ordinary shares of Aon UK with a nominal value of €0.40 per share for total consideration of €50,000;

Buyback Proposal	Resolution No. 3, the resolution to be proposed at the General Meeting concerning the approval of the Buyback Contract;

CAT	Irish capital acquisitions tax on gifts and inheritance;

certificated or in certificated form	not in uncertificated form (that is, not in DTC);

CGT	U.K. capital gains tax and corporation tax on chargeable gains;

Combined Group	the enlarged Aon Ireland Group following completion of the Scheme comprising the Aon UK Group and the Aon Ireland Group;

Companies Act	the Companies Act 2006 (as amended, modified, consolidated, re-enacted or replaced from time to time);

Condition(s)	one or more of the conditions to the implementation of the Scheme set forth in “Part II (CONDITIONS TO AND FURTHER TERMS OF THE SCHEME)” of this Document;

Court	the High Court of Justice in England and Wales;

Court Hearing	the hearing by the Court of the application to sanction the Scheme under Part 26 of the Companies Act and confirm the Aon UK Reduction of Capital under Part 17 of the Companies Act;

Court Meeting

the meeting (or any adjournment thereof) of the holders of Scheme Shares as of the Voting Record Time, to be convened with the permission of the Court pursuant to Part 26 of the Companies Act to consider and, if thought fit, approve the Scheme (with or without modification), notice of which is set forth in “Part VII (NOTICE OF COURT MEETING)” of this Document;

Court Order	the order of the Court sanctioning the Scheme under Part 26 of the Companies Act and confirming the Aon UK Reduction of Capital under Part 17 of the Companies Act;

Document

this combined joint proxy statement and scheme circular document to the Aon UK Shareholders published by Aon UK in connection with the Scheme, together with all information incorporated by reference herein;

DTC	the relevant system to facilitate the transfer of title to shares in uncertificated form in respect of which the Depository Trust & Clearing Corporation is the operator;

DWT	Irish dividend withholding tax;

DWT Forms	certain relevant Irish Commissioners DWT forms;

EEA	the European Economic Area;

Effective Date	the date on which the Scheme becomes effective;

Effective Time	the time at which this Scheme becomes effective on the Effective Date;

Euro Ordinary Shares	ordinary shares of €1 in the capital of Aon Ireland;

Exchange	the exchange of Aon UK Shares by Aon UK Shareholders for Aon Ireland Shares pursuant to the Scheme;

Exchange Agent	Computershare Trust Company, N.A. or such other bank or trust company selected by Aon Ireland to act as exchange agent in connection with the Scheme;

FCA	the U.K. Financial Conduct Authority;

General Meeting

the general meeting of Aon UK (or any adjournment thereof) to be convened in connection with the Scheme, expected to be held as soon as the preceding Court Meeting shall have been concluded or adjourned;

holder	a registered holder (including any person(s) entitled by transmission);

Ireland-U.S. Income Tax Treaty

the Convention between the Government of the United States of America and the Government of Ireland for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income and on Capital Gains;

Irish Companies Act	the Companies Act 2014 of Ireland, as amended;

Irish Court	the High Court of Ireland;

Irish Takeover Rules	the Irish Takeover Panel Act 1997, as amended, and the Takeover Rules made thereunder;

IRS	the U.S. Internal Revenue Service;

Long Stop Date	December 31, 2020 or such later date as may be agreed in writing by Aon UK and Aon Ireland (and as the Court may approve (if such approval is required));

Meeting(s)	the Court Meeting and/or the General Meeting, as the case may be;

New Aon UK Shares	Class E ordinary shares of $150 each in the capital of Aon UK to be issued to Aon Ireland as part of the Scheme;

NYSE	the New York Stock Exchange;

Other Reserves	the share premium, revaluation reserve and retained earnings reflected in Aon UK’s accounting books and records from time to time, on a company basis only;

Overseas Shareholders

Aon UK Shareholders who are resident in, ordinarily resident in or citizens of jurisdictions outside the United Kingdom, the United States or Ireland, or who are nominees of, or custodians or trustees for, citizens or nationals of countries other than the United Kingdom, the United States or Ireland;

PFIC	a passive foreign investment company;

Proxy Card(s)

the Proxy Card (labelled COURT MEETING) for use at the Court Meeting and the Proxy Card (labelled GENERAL MEETING) for use at the General Meeting (or either of them as the context may require), which are being sent to Aon UK Shareholders;

Registrar of Companies	the Registrar of Companies in England and Wales;

Registrar or Registrars	(i) with respect to Aon UK, Computershare Investor Services PLC; or (ii) with respect to Aon Ireland, Computershare Investor Services (Ireland) Limited;

Relevant Territories	those countries listed on Annex C to this Document;

Reorganization

the restructuring described throughout this Document that that will result in the parent company of the Aon UK Group being a publicly held parent company incorporated in Ireland rather than the United Kingdom;

Restricted Jurisdiction

any jurisdiction (for the avoidance of doubt, excluding the United Kingdom and the United States) where local laws or regulations may result in a significant risk of civil, regulatory or criminal exposure if information concerning the Scheme is sent or made available to Aon UK Shareholders in that jurisdiction;

ROIC	return on invested capital;

S&P	Standard & Poor’s;

Scheme or Scheme of Arrangement

the proposed scheme of arrangement made under Part 26 of the Companies Act between Aon UK and the Scheme Shareholders (with or subject to any modification, addition or condition approved or imposed by the Court and agreed to by Aon Ireland and Aon UK) particulars of which are set forth in “Part V (ADDITIONAL INFORMATION)” of this Document, in its present form or with or subject to any modification, addition or condition approved or imposed by the Court and agreed to by Aon UK and Aon Ireland;

Scheme Record Time	6:00 p.m. (London time) on the Business Day immediately preceding the date of the Court Hearing;

Scheme Shareholder	a holder of Scheme Shares at the Scheme Record Time;

Scheme Shares

the Aon UK Shares:

(i) in issue at the date of this Document;

(ii)  (if any) issued after the date of this Document but before the Voting Record Time; and

(iii)  (if any) issued at or after the Voting Record Time and at or prior to the Scheme Record Time on terms that the holders will be bound by the Scheme;

SDRT	U.K. stamp duty reserve tax;

SEC	the U.S. Securities and Exchange Commission;

Shareholder Helpline	the shareholder helpline, the details of which are set forth on page 6 of this Document;

shareholder of record	as defined on page 12 of this Document;

Shareholder Resolutions	all the special and ordinary resolutions to be proposed at the General Meeting;

street name	as defined on page 13 of this Document;

subsidiary	has the meaning given in section 1159 of the Companies Act 2006;

TCJA	the U.S. federal tax legislation signed into law on December 22, 2017, commonly referred to as the Tax Cuts and Jobs Act;

Transfer Agent	Computershare Inc. together with Computershare Trust Company, N.A., as transfer agent for Aon UK and Aon Ireland;

uncertificated or in uncertificated form

recorded on the relevant register as being held in uncertificated (i.e., book-entry) form, in the name of Cede & Co., and beneficial title to which may, by virtue of the DTC Regulations, be transferred by means of DTC;

United Kingdom	the United Kingdom of Great Britain and Northern Ireland;

United States	the United States of America, its territories and possessions, any state of the United States of America and the District of Columbia;

U.S. Code	the U.S. Internal Revenue Code of 1986, as amended;

U.S. Exchange Act	the U.S. Securities Exchange Act of 1934, as amended;

U.S. Securities Act	the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and

Voting Record Time	6.00 p.m. (London time) on January 31, 2020 or, if the Court Meeting is adjourned, on the date that is two days (excluding non-working days) prior to the date fixed for the adjourned Court Meeting.

All times referred to are London time unless otherwise stated.

All references to this “Document” are to this joint proxy statement and scheme circular document.

All references to “GBP,” “pence,” “sterling,” “£” or “p” are to the lawful currency of the United Kingdom.

All references to “Euro” or “€” are to the lawful currency of the European Union.

All references to “U.S. dollar” or “$” are to the lawful currency of the United States.

All references to statutory provision or law or to any order or regulation shall be construed as a reference to that provision, law, order or regulation as extended, modified, replaced or re-enacted from time to time and all statutory instruments, regulations and orders from time to time made thereunder or deriving validity therefrom.

PART VII

NOTICE OF COURT MEETING

IN THE HIGH COURT OF JUSTICE	CR-2019-007073

BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES

COMPANIES COURT (ChD) Insolvency and Companies Court Judge

IN THE MATTER OF AON PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006

NOTICE IS HEREBY GIVEN that, by an Order dated 9 December 2019 made in the above matters, the Court has given permission for a meeting (the “Court Meeting”) to be convened of the holders of Scheme Shares as of the Voting Record Time (each as defined in the Scheme of Arrangement referred to below) for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement (the “Scheme of Arrangement”) proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “Act”) between Aon plc and the holders of the Scheme Shares (as defined in the Scheme of Arrangement), and that the Court Meeting will be held at the Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD United Kingdom on 4 February 2020 at 11.00 a.m. (London time), at which place and time all holders of Scheme Shares are requested to attend.

Copies of the Scheme of Arrangement and of the explanatory statement required to be published pursuant to section 897 of the Act are incorporated in the document of which this Notice forms part.

Voting on the resolution to approve the Scheme will be by poll, which shall be conducted as the chair of the Court Meeting may determine.

Right to Appoint a Proxy; Procedure for Appointment

Holders of Scheme Shares entitled to attend and vote at the Court Meeting may vote in person at such meeting or they may appoint another person or persons, whether a member of Aon plc or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Court Meeting.

A Proxy Card (labelled COURT MEETING), for use at the Court Meeting, is enclosed with this Notice. Instructions for its use are set forth on the Proxy Card (labelled COURT MEETING). It is requested that the Proxy Card (labelled COURT MEETING) (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) be submitted to Vote Processing c/o Broadridge Financial Solutions Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, so as to be received by no later than 7:00 p.m. (London time) on February 3, 2020 or, in the case of an adjournment of the Court Meeting, no later than 48 hours (excluding non-working days) before the time appointed for the adjourned Court Meeting. However, if not so lodged, a Proxy Card (labelled COURT MEETING) (together with any such authority, if applicable) may be handed to the chair of the Court Meeting before the start of the Court Meeting.

As an alternative to completing and returning the Proxy Card (labelled COURT MEETING), proxies may be appointed:

•	over the telephone by calling +1 800 690 6903 and following the verbal instructions; or

•	through the internet by logging on to www.proxyvote.com and following the instructions.

For a telephone or internet proxy appointment to be valid, the appointment must be received by Broadridge no later than 7:00 p.m. (London time) on February 3, 2020 (or, if the Court Meeting is adjourned, 48 hours (excluding non-working days) before the time fixed for the adjourned Court Meeting).

The completion and return of the Proxy Card (labelled COURT MEETING), or the appointment of a proxy by telephone or through the internet (or via any other procedure described in the document of which this Notice forms part), will not prevent a holder of Scheme Shares from attending, speaking and voting in person at the Court Meeting, or any adjournment thereof, if such Shareholder so wishes and is so entitled.

Voting Record Time

The close of Aon plc’s register of members on December 17, 2019 has been fixed as the record date for determining those shareholders who are entitled to receive notice of the Court Meeting. The close of Aon plc’s register of members on December 17, 2019 will also serve as the record date for determining those holders of interests in Scheme Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC who are entitled to instruct such bank, broker or other nominee on how to vote those shares at the Court Meeting.

The record date for Aon plc shareholders of record will be 6:00 p.m. (London time) on January 31, 2020 or, if the Court Meeting is adjourned, on the date that is two days (excluding non-working days) before the date fixed for the adjourned Court Meeting.

Joint Holders

In the case of joint holders of Scheme Shares, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in Aon plc’s register of members in respect of the joint holding.

Corporate Representatives

As an alternative to appointing a proxy, any holder of Scheme Shares as of the Voting Record Time that is a corporation may appoint one or more corporate representatives who may exercise on its behalf all its powers as a member, provided that if two or more corporate representatives purport to vote in respect of the same shares, if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way, and in other cases the power is treated as not exercised.

By the said Order, the Court has appointed Chair or, failing him, any other director of Aon plc to act as chair of the Court Meeting and has directed the Chair to report the result thereof to the Court.

The Scheme of Arrangement will be subject to the subsequent sanction of the Court.

Dated 20 December 2019

Freshfields Bruckhaus Deringer LLP

65 Fleet Street

London EC4Y 1HS

Solicitors for Aon plc

PART VIII

NOTICE OF GENERAL MEETING

NOTICE OF GENERAL MEETING OF SHAREHOLDERS

OF AON PLC

(Registered in England and Wales with registered number 07876075)

NOTICE IS HEREBY GIVEN that a General Meeting of Aon plc will be held at the Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD United Kingdom on February 4, 2020 at 11:15 a.m. (London time) (or as soon thereafter as the Court Meeting (as defined in the document of which this notice forms part) shall have been concluded or adjourned) for the purpose of considering and, if thought fit, passing the following resolutions, of which 1, 2 and 4 will be proposed as special resolutions and of which 3 and 5 will be proposed as ordinary resolutions:

1.

THAT, for the purpose of giving effect to the scheme of arrangement, substantially in the form of Part III of the accompanying joint proxy statement and scheme circular document, (the “Scheme”), between Aon plc and the holders of the Scheme Shares (as defined in the Scheme), a copy of which has been produced to this meeting and for the purposes of identification signed by the Chair hereof, in its original form or subject to such modification, addition or condition agreed between Aon plc and Aon Limited (registered in Ireland with registered number 604607 and which it is intended shall be re-registered as an Irish public limited company and renamed “Aon plc” prior to the Scheme becoming effective) (“Aon Ireland”) and approved or imposed by the Court:

(a)	the Scheme be approved and the directors of Aon plc be authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect;

(b)	the share capital of Aon plc be reduced by cancelling and extinguishing all of the Scheme Shares (as defined in the Scheme) (the “Aon plc Reduction of Capital”);

(c)	with effect from the passing of this resolution, the articles of association of Aon plc be amended by the adoption and inclusion of the following new definition and new articles 6(f) and 22A:

Class E Ordinary Shares has the meaning given to it in Article 6;

…

6(f)    Class E Ordinary Shares: Class E ordinary shares (the Class E Ordinary Shares) shall be denominated in US Dollars with a nominal value of US$150 each. Class E Ordinary Shares shall be issued with voting rights attached to them and each Class E Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company that have voting rights for voting purposes. Each Class E Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any dividend declared. Each Class E Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any distribution made on a winding up of the Company. Class E Ordinary Shares may be issued as redeemable shares, at the option of the board.

…

SCHEME OF ARRANGEMENT

22A.

(a)	For the purposes of this Article 22A:

(i)

the Scheme means the scheme of arrangement dated                 , 2020 under Part 26 of the Act between the Company and the Scheme Shareholders (as defined in the Scheme), in its original form or with or subject to any modification, addition or condition approved or imposed by the High Court of Justice of England and Wales and agreed by the Company;

(ii)

Aon Ireland means Aon Limited, a company incorporated in Ireland (with company number 604607 and which it is intended shall be re-registered as an Irish public limited company and renamed “Aon plc” prior to the Scheme becoming effective) whose registered office is at Metropolitan Building, James Joyce Street, Dublin 1, Ireland D01 K0Y8;

(iii)

Aon Share Plans means the Aon plc 2011 Incentive Plan (as Amended and Restated Effective March 29, 2019 and as assumed by Aon plc as of April 2, 2012) (and its subplans – the Aon plc Leadership Performance Program (effective January 1, 2016), the Aon plc Executive Committee Incentive Compensation Plan (effective January 1, 2016)), the Rules of the Aon plc 2011 Incentive Plan, as amended and restated effective June 21, 2019, for the Grant of Restricted Stock Units to Participants in France, and all equity award agreements thereunder); the Aon Stock Incentive Plan, as amended (sub-plans include the Aon Corporation Non-Employee Directors’ Deferred Stock Unit Plan, effective as of January 1, 2006, and the Aon Corporation Outside Director Stock Award and Retirement Plan); the Aon plc Global Share Purchase Plan (and its sub-plans, namely the Rules of the Aon UK Sharesave Scheme, dated September 23, 2009, as amended on September 21, 2012, and the Rules of the Aon UK Sharesave Scheme, dated September 23, 2009, as amended on September 21, 2012 and on November 17, 2017); the Aon Stock Award Plan, as amended and restated through February 2000; and the Aon Stock Option Plan, as amended and restated through 1997; and

(iv)	capitalised terms used but not defined in these articles shall have the meaning given to them in the Scheme.

(b)

Notwithstanding any other provision of these articles, if the Company issues any shares (other than to Aon Ireland, any subsidiary of Aon Ireland or any nominee(s) of Aon Ireland) after the adoption of this Article and at or prior to the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme and the holders of such shares shall be bound by the Scheme accordingly.

(c)	Notwithstanding any other provision of these articles, both the Company and the board shall refuse, and shall have no obligation, to:

(i)	register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Time; or

(ii)	allot and/or issue any new shares in the capital of the Company between the Scheme Record Time and the Effective Time.

(d)

Notwithstanding any other provision of these articles, subject to the Scheme becoming effective, any shares issued (or transferred pursuant to Article 22A(e) below), to any person (other than to Aon Ireland, any subsidiary of Aon Ireland or any nominee(s) of Aon Ireland) after the Effective Time (a New Member) (each a Post-Scheme Share) shall be issued on terms that they shall (immediately following the Effective Time or, if later, on issue (but subject to the terms of Articles 22A(e) and 22A(f) below), be immediately transferred to Aon Ireland (or as it may direct) (the Purchaser), who shall be obliged to acquire each Post-Scheme Share in consideration of, and conditional upon, the issue by Aon Ireland to the relevant New Member of one new class A ordinary share of US$150 each in the capital of Aon Ireland (credited as fully paid) per each Post-Scheme Share acquired.

(e)

Any New Member (other than, for the avoidance of doubt, a person who becomes a New Member by virtue of a transfer pursuant to this Article 22A(e)) may, prior to the issue of Post-Scheme Shares to him or her pursuant to the exercise of an option or satisfaction of an award under one of the Aon Share Plans, give not less than two business days’ written notice to the Company in such manner as the board shall prescribe of his or her intention to transfer some or all of such Post-Scheme Shares to his or her spouse or civil partner and may, if such notice has been validly given, on such Post-Scheme Shares being issued to him or her, immediately transfer to his or her spouse or civil partner any such Post-Scheme Shares, provided that such Post-Scheme Shares will then be immediately transferred by that spouse or civil partner (as applicable) to the Purchaser pursuant to Article 22A(d) above. If notice has been validly given pursuant to this Article 22A(e) but the New Member does not immediately transfer to his or her spouse or civil partner the Post-Scheme Shares in respect of which notice was given, such shares will be transferred to the Purchaser pursuant to Article 22A(d) above.

(f)

On any reorganisation of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation) carried out after the Effective Time, or such other event as the directors of the Company consider fair and reasonable, the amount of Aon Ireland shares to be issued as consideration per Post-Scheme Share under Article 22A(d) shall be adjusted by the Company in such manner as the board may determine to be appropriate to reflect such reorganisation, alteration or event. References in this Article to such shares shall, following such adjustment, be construed accordingly.

(g)

To give effect to any transfer of Post-Scheme Shares required pursuant to this Article 22A, the Company may appoint any person as attorney and/or agent for the New Member to transfer the Post-Scheme Shares to the Purchaser and/or its nominees and do all such other things and execute and deliver all such documents or deeds as may in the opinion of such attorney or agent be necessary or desirable to vest the Post-Scheme Shares in the Purchaser and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as the Purchaser may direct. If an attorney or agent is so appointed, the New Member shall not thereafter (except to the extent that the attorney or agent fails to act in accordance with the directions of the Purchaser) be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed in writing by the Purchaser. The attorney or agent shall be empowered to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder) in favour of the Purchaser and the Company may give a good receipt for the consideration for the Post-Scheme Shares and may register the Purchaser as holder thereof and issue to it certificate(s) for the same.

(h)

The Company shall not be obliged to issue a certificate to the New Member for the Post-Scheme Shares. The Purchaser shall settle the consideration due to the New Member pursuant to Article 22A(d) above by updating the register of members of Aon Ireland to reflect such issuance.

(i)	If the Scheme shall not have become effective by the applicable date referred to in (or otherwise set in accordance with) clause 9(b) of the Scheme, this Article 22A shall cease to be of any effect.

(d)

notwithstanding anything to the contrary in the articles of association of Aon plc, conditional on the Scheme having become effective in accordance with its terms at the Effective Time (as defined in the Scheme) (“Effective”):

(i)

the directors of Aon plc be and they are hereby generally and unconditionally authorized, including for the purposes of section 551 of the Companies Act 2006, to allot and issue one Class E Ordinary Share to Aon Ireland in accordance with clause 3 of the Scheme; and

(ii)

all reserves in the books of account of Aon plc (including all reserves arising as a result of the cancellation of the Scheme Shares pursuant to the Scheme and all Aon plc’s other reserves) be capitalized and applied in paying up in full at par such number of new Class E Ordinary Shares (together with the Class E Ordinary Share to be allotted and issued to Aon Ireland in accordance with clause 3 of the Scheme, the “New Shares”) as have an aggregate nominal value equal to the aggregate of such reserves and shall be allotted and issued, credited as fully paid, to Aon Ireland and/or Aon Ireland’s nominee(s) in accordance with the Scheme;

(iii)

the directors of Aon plc be and they are hereby generally and unconditionally authorized, including for the purposes of section 551 of the Companies Act 2006, to allot the New Shares provided that: (A) the maximum aggregate nominal amount of relevant securities that may be allotted under this authority shall be the aggregate nominal amount of the said New Shares referred to in paragraph (ii) above; (B) this authority shall expire (unless previously revoked, varied or renewed) on December 31, 2020; and (C) this authority shall be in addition, and without prejudice to, any other subsisting authority under the said section 551 previously granted and in force on the date on which this resolution is passed;

2.

THAT, subject to and conditional upon the Scheme becoming Effective and Aon Ireland (and/or its nominee(s)) being registered as the owner of the New Shares, distributable profits of Aon Ireland be created under Irish law by reducing the nominal value and cancelling the associated company capital paid-up on each of the ordinary shares of Aon Ireland issued pursuant to the Scheme from US$150 to US$0.01.

3.

THAT, the terms of an agreement between Aon plc and Aon Corporation for the purchase by Aon plc from Aon Corporation, prior to the Scheme becoming Effective, of 125,000 Class B ordinary shares of Aon plc with a nominal value of £0.40 per share for total consideration of £50,000, as set forth in the contract produced to this meeting and for the purposes of identification signed by the Chair hereof (the “Purchase Contract”), a copy of which has been made available for inspection at Aon plc’s registered office for the 15 days preceding the date of this meeting, be approved, including for the purposes of section 694 of the Companies Act 2006: Aon plc be authorized to enter into the Purchase Contract and the directors of Aon plc be authorized to take all such action as they may consider necessary or appropriate to effect the Purchase Contract, provided that this authority shall expire (unless previously revoked, varied or renewed by resolution of Aon plc) two years after the date on which this resolution is passed.

4.	THAT, subject to and conditional upon the Scheme becoming Effective, the Scheme Shares be delisted from the NYSE (as defined in the Scheme).

5.	THAT, if necessary to solicit additional votes if there are insufficient votes in favor of resolutions 1 to 4 above, the General Meeting be adjourned.

WHO CAN VOTE

The close of Aon plc’s register of members on December 17, 2019 will serve as the record date for determining those holders of interests in Aon UK Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC who are entitled to instruct such bank, broker or other nominee on how to vote those shares at the General Meeting.

The record date for Aon plc shareholders of record will be 6:00 p.m. (London time) on January 31, 2020 or, if the General Meeting is adjourned, on the date that is two days (excluding non-working days) before the date fixed for the adjourned General Meeting.

HOW TO VOTE

Holders of Aon UK Shares entitled to attend and vote at the General Meeting may vote in person at such meeting or they may appoint another person or persons, whether a member of Aon plc or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the General Meeting.

A Proxy Card (labelled GENERAL MEETING), for use at the General Meeting, is enclosed with this Notice. Instructions for its use are set forth on the Proxy Card (labelled GENERAL MEETING). It is requested that the Proxy Card (labelled GENERAL MEETING) (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) be submitted to Vote Processing c/o Broadridge Financial Solutions Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, so as to be received by no later than 7:00 p.m. (London time) on February 3, 2020 or, in the case of an adjournment of the General Meeting, no later than 48 hours (excluding non-working days) before the time appointed for the adjourned General Meeting.

As an alternative to completing and returning the Proxy Card (labelled GENERAL MEETING), proxies may be appointed:

•	over the telephone by calling +1 800 690 6903 and following the verbal instructions; or

•	through the internet by logging on to www.votingproxy.com and following the instructions.

For a telephone or internet proxy appointment to be valid, the appointment must be received by Broadridge no later than 7:00 p.m. (London time) on February 3, 2020 (or, if the General Meeting is adjourned, 48 hours (excluding non-working days) before the time fixed for the adjourned General Meeting).

ATTENDING THE MEETING

The completion and return of the Proxy Card (labelled GENERAL MEETING), or the appointment of a proxy by telephone or through the internet (or via any other procedure described in the document of which this Notice forms part), will not prevent a holder of Aon UK Shares from attending, speaking and voting in person at the General Meeting, or any adjournment thereof, if such holder so wishes and is so entitled.

DATE OF AVAILABILITY

This Notice and the accompanying joint proxy statement and scheme circular document of which this Notice forms part is being made available to shareholders on or about December 20, 2019.

By order of the Board of Aon plc,

Darren Zeidel

Company Secretary

December 20, 2019

Registered Office: The Aon Centre, The Leadenhall Building, 122 Leadenhall Street, London, England EC3V 4AN

Annex A

AON IRELAND CONSTITUTION

COMPANY NUMBER: 604607

COMPANIES ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

CONSTITUTION

of

Aon public limited company

COMPANY NUMBER: 604607

COMPANIES ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

of

Aon public limited company

(adopted by special resolution passed on      2020)

1	The name of the company is Aon public limited company (the “Company”).

2	The Company is a public limited company, registered under Part 17 of the Companies Act 2014.

3	The objects for which the Company is established are as follows:

3.1

To carry on the business of a holding company, to determine Company strategy, and to co-ordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and, in particular, to carry on in all its branches the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company’s board of directors and to exercise its powers as a shareholder of other companies.

3.2

To carry on the business of global consulting and professional services providing advice to clients in the areas of risk, retirement and health via innovative risk management and workforce productivity solutions and to do all things usually dealt with by all persons carrying on the above mentioned businesses or any of them or likely to be required in connection with any of the said businesses.

3.3	To carry on the business of investing in shares, bonds and other securities including investments in foreign currencies.

3.4

To invest any moneys of the Company in such investments and in such manner as may from time to time be determined, and to hold, sell or deal with such investments and generally to purchase, take on lease or in exchange or otherwise acquire any real and personal property and rights or privileges.

3.5

To acquire shares, stocks, debentures, debenture stock, indentures, notes, loan notes, loan stock, bonds, obligations and other securities of any description, by original subscription, tender, purchase, exchange or otherwise and to subscribe for the same either conditionally or otherwise, and to guarantee the subscription thereof and to exercise and enforce all rights and powers conferred by or incidental to the ownership thereof.

3.6

To facilitate, effect, and encourage the creation, issue or conversion of, and to offer for public or private subscription, tender, purchase or exchange, shares, stocks, debentures, debenture stock, indentures, notes, loan notes, loan stock, bonds, obligations and other securities of any description of the Company, of any member of the group to which the Company belongs or of any other person and to act as trustees in connection with any such securities and to take part in the conversion of business concerns and undertakings into companies.

3.7

To purchase or by any other means acquire any freehold, leasehold or other property and real estate and in particular lands, tenements and hereditaments of any tenure, whether subject or not to any charges or encumbrances, for any estate or interest whatever, and any rights, privileges or easements over or in respect of any property and real estate, and any buildings, factories, mills, works, wharves, roads, rigs, machinery, engines, plant, live and dead stock, barges, vessels or things, and any real or personal property or rights whatsoever which may be necessary for, or may conveniently be used with, or may enhance the value or property of the Company, and to hold or to sell, let, alienate, mortgage, charge or otherwise deal with all or any such freehold, leasehold, or other property and real estate, lands, tenements or hereditaments, rights, privileges or easements.

3.8

To establish and contribute to any scheme (including any share option scheme or similar scheme) for the purchase of shares in the Company to be held for the benefit of current, or former, directors, officers, employees and consultants of, or to, the Company or any of its subsidiaries or associated undertakings, and to lend or otherwise provide money to such schemes or any such directors, officers, employees and consultants to enable them to purchase shares of the Company, in each case subject to applicable law.

3.9

To sell, lease, exchange, grant, convey, transfer or otherwise dispose of any or all of the property and real estate, investments or assets of the Company of whatever nature or tenure for such price, consideration, sum or other return, whether equal to or less than the market value thereof and whether by way of gift or otherwise, as the board of directors of the Company shall deem appropriate and to grant any fee farm grant or lease or to enter into any agreement for letting or hire of any such property or asset for a rent or return equal to or less than the market or rack rent therefor or at no rent and subject to or free from covenants and restrictions as the board of directors of the Company shall deem appropriate.

3.10

To acquire and undertake the whole or any part of the business, good-will and assets of any person, firm or company carrying on or proposing to carry on any of the businesses which this Company is authorised to carry on, and as part of the consideration for such acquisition to undertake all or any of the liabilities of such person, firm or company, or to acquire an interest in, amalgamate with, or enter into any arrangement for sharing profits, or for co-operation, or for limiting competition or for mutual assistance with any such person, firm or company and to give or accept by way of consideration for any of the acts or things aforesaid or property acquired, any shares, stocks, debentures, debenture stock, indentures, notes, loan notes, loan stock, bonds, obligations and other securities of any description that may be agreed upon, and to hold and retain or sell, mortgage or deal with any shares, stocks, debentures, debenture stock, indentures, notes, loan notes, loan stock, bonds, obligations and other securities of any description so received.

3.11

To apply for, register, purchase, acquire, sell, lease, hold, use, administer, control, license or otherwise deal with any patents, brevets d’invention, copyrights, trademarks, licences, technical and industrial know-how, concessions and the like conferring any exclusive or non-exclusive or limited rights to use or any secret or other inventing information as to any invention which may seem capable of being used for any of the purposes of the Company or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop or grant licences in respect of or otherwise turn to account the property, rights or information so acquired.

3.12

To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction which the Company is authorised to carry on or engage in or any business or transaction capable of being conducted so as to, directly or indirectly, benefit the Company.

3.13	To incorporate or cause to be incorporated any one or more subsidiaries for the purpose of carrying on any business.

3.14	To invest and deal with the moneys of the Company not immediately required upon such securities and in such manner as may from time to time be determined.

3.15

To lend money to and guarantee the performance of the contracts or obligations of any company, firm or person, and the repayment of the capital and principal of, and dividends, interest or premiums payable on, any stock, shares and securities of any company, whether having objects similar to those of this Company or not, and to give all kinds of indemnities.

3.16

To enter into, invest or engage in, acquire, hold or dispose of any financial instruments or risk management instruments, whether or not of a type currently in existence, and currency exchange, interest rate or commodity or index linked transactions (whether in connection with or incidental to any other contract, undertaking or business entered into or carried on by the Company or whether as an independent object or activity), including securities in respect of which the return or redemption amount is calculated by reference to any index, price or rate, monetary and financial instruments of all kinds, futures contracts, swaps and hedges (including credit default, interest rate and currency swaps and hedges of any kind whatsoever), options contracts, contracts for differences, commodities (including bullion and other precious metals), forward rate agreements, debentures, debenture stock, warrants, commercial paper, promissory notes, mortgage backed securities, asset backed securities, dealings in foreign currency, spot and forward rate exchange contracts, caps, floors, collars, and any other foreign exchange, interest rate or commodity or index linked arrangements, and such other instruments whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other purpose and to enter into any contract for and to exercise and enforce all rights and powers conferred by or incidental, directly or indirectly, to such transactions or the termination of any such transactions.

3.17

To guarantee, support or secure, whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (both present and future) and uncalled capital of the Company, or by both such methods, the performance of the obligations of, and the repayment or payment of the principal amounts of and premiums, interest and dividends on any securities of, any person, firm or company including, without prejudice to the generality of the foregoing, any company which is, for the time being, the Company’s subsidiary, holding company, subsidiary of any such holding company or otherwise associated with the Company in business.

3.18

To borrow or raise finance or secure the payment of money in such manner as the Company shall think fit, and in particular by the provision of a guarantee or by the issue of shares, stocks, debentures, debenture stock, notes, loan notes, loan stock, bonds, obligations and other securities of all kinds, either perpetual or terminable and either redeemable or otherwise and to secure the repayment of any money borrowed, raised or owing by trust deed, mortgage, charge, or lien upon the whole or any part of the Company’s property or assets (whether present or future) including its uncalled capital, and also by a similar trust deed, mortgage, charge or lien to secure and guarantee the performance by the Company of any obligation or liability it may undertake.

3.19

To carry on the business of financing and re-financing whether asset based or not (including financing and re-financing of financial assets), including managing financial assets with or without security in whatever currency including financing or re-financing by way of loan, acceptance credits, commercial paper, euro medium term bonds, euro bonds, asset-backed securities, securitisation, synthetic securitisation, collateralised debt obligations, bank placements, leasing, hire purchase, credit sale, conditional sale, factoring, forfeiting, invoice discounting, note issue facilities, project financing, bond issuances, participation and syndications, assignment, novation, factoring, discounting, participation, sub-participation, derivative contracts, securities/stock lending contracts, repurchase agreements or other appropriate methods of finance and to discount mortgage receivables, loan receivables and lease rentals for persons wherever situated in any currency whatsoever, and to do all of the foregoing as principal, agent or broker.

3.20

To draw, make, accept, endorse, discount, execute, negotiate and issue promissory notes, bills of exchange, bills of lading, warrants, indentures, debentures and other negotiable or transferable instruments.

3.21

To subscribe for, take, purchase or otherwise acquire, hold, sell and transfer shares, stocks, debentures, debenture stock, indentures, notes, loan notes, loan stock, bonds, obligations and other securities of any description of, or other interests in, any other company or person.

3.22

To hold in trust as trustees or as nominees and to deal with, manage and turn to account, any real or personal property of any kind, and in particular shares, stocks, debentures, debenture stock, indentures, notes, loan notes, loan stock, bonds, obligations and other securities of any description, policies, book debts, claims and choses in actions, lands, buildings, hereditaments, business concerns and undertakings, mortgages, charges, annuities, patents, licences, and any interest in real or personal property, and any claims against such property or against any person or company.

3.23

To constitute any trusts with a view to the issue of preferred and, deferred or other special stocks or securities based on or representing any shares, stocks and other assets specifically appropriated for the purpose of any such trust and to settle and regulate and if thought fit to undertake and execute any such trusts and to issue dispose of or hold any such preferred, deferred or other special stocks or securities.

3.24

To give any guarantee in relation to the payment of any debentures, debenture stock, indentures, notes, loan notes, loan stock, bonds, obligations or other securities of any description and to guarantee the payment of interest thereon or of dividends on any stocks or shares of any company.

3.25

To construct, erect and maintain buildings, houses, flats, shops and all other works, erections, and things of any description whatsoever either upon the lands acquired by the Company or upon other lands and to hold, retain as investments or to sell, let, alienate, mortgage, charge or deal with all or any of the same and generally to alter, develop and improve the lands and other property of the Company.

3.26

To provide for the welfare of persons in the employment of or holding office with, or formerly in the employment of or holding office with, the Company or any of its subsidiaries and associated undertakings, including directors and ex-directors and the spouses, widows, widowers and families, dependents or connections of such persons by grants of money, pensions or other payments and by forming and contributing to pension, provident or benefit funds or profit sharing or co-partnership schemes for the benefit of such persons, and to form, subscribe to or otherwise aid charitable, benevolent, religious, scientific, national or other institutions, exhibitions or objects which shall have any moral or other claims to support or aid by the Company by reason of the locality of its operation or otherwise.

3.27

To remunerate by cash payments or allotment of shares or securities of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company or any member of the group to which the Company belongs, whether in the course of employment with the Company or any group company or the conduct or the management of the business of the Company or any group company or in placing or assisting to place or guaranteeing the placing of any of the shares or other securities of the Company’s, or any group company’s capital, or any debentures or other securities of the Company or any group company or in or about the formation or promotion of the Company or any group company.

3.28

To enter into and carry into effect any arrangement for joint working in business or for sharing of profits or for amalgamation with any other company or association or any partnership or person carrying on any business within the objects of the Company.

3.29

To distribute in specie or as otherwise may be resolved all or any portion of the assets of the Company among its shareholders and, in particular, the shares, debentures or other securities of any other company owned by the Company or which this Company may have the power to dispose of.

3.30

To vest any real or personal property, rights or interest acquired or belonging to the Company in any person or company on behalf of or for the benefit of the Company, and with or without any declared trust in favour of the Company.

3.31

To transact or carry on any business which may seem to be capable of being conveniently carried on in connection with any of these objects or calculated directly or indirectly to enhance the value of or facilitate the realisation of or render profitable any of the Company’s property or rights.

3.32

To accept stock or shares in or indentures, debentures, mortgages or securities of any other company in payment or part payment for any services rendered or for any sale made to or debt owing from any such company, whether such shares shall be wholly or partly paid up.

3.33

To pay all costs, charges and expenses incurred or sustained in or about the promotion and establishment of the Company or which the Company shall consider to be preliminary thereto and to issue shares as fully or in part paid up, and to pay out of the funds of the Company all brokerage and charges incidental thereto.

3.34

To procure the Company to be registered or recognized in Ireland or in any foreign country or in any colony or dependency of any such foreign country and to establish branches offices, places of business or subsidiaries in Ireland or any such foreign country or in any colony or dependency of any such foreign country.

3.35

To do all or any of the matters hereby authorised in any part of the world or in conjunction with or as trustee or agent for any other company or person or by or through any factors, trustees or agents.

3.36	To make gifts or grant bonuses to the directors or any other persons who are, or have been, in the employment of the Company including substitute and alternate directors.

3.37	To carry on any business which the Company may lawfully engage in and to do all such things incidental or conducive to the business of the Company.

3.38	To make or receive gifts by way of capital contribution or otherwise.

3.39	To reduce its share capital in any manner permitted by law.

3.40

To the extent permitted by law, to give whether directly or indirectly, any kind of financial assistance for the purpose of, or in connection with, the purchase of, or subscription for, shares, stocks, debentures, debenture stock, indentures, notes, loan notes, loan stock, bonds, obligations and other securities of any description of the Company or of any company which is at any given time the Company’s holding company.

3.41

To do and take all such things, measures, acts and actions (including, but not limited to, entering into agreements, contracts, deeds and other documents or instruments and giving undertakings, covenants, representations, warranties, indemnities and other commitments and promises) as the Company considers may be necessary or required in connection with, or incidental or conducive to, attainment of the above objects, or any of them, or as are capable of being conveniently carried on in connection therewith.

The objects specified in each paragraph of this clause 3 shall, except where otherwise expressed in such paragraph, be in no way limited or restricted by reference to, or inference from, the terms of any other paragraph. None of such paragraphs, the objects therein specified nor the powers thereby conferred shall be deemed subsidiary or auxiliary merely to the objects set out in the first paragraph of this clause 3, but the Company shall have full power to exercise all, or any, of the powers conferred by any part of this clause 3 in any part of the world, notwithstanding that the business, property or acts proposed to be transacted, acquired or performed do not fall within the objects set out in the first paragraph of this clause 3.

4	The liability of the shareholders is limited.

5

The authorised share capital of the Company is US$75,005,500,000 and €25,000, divided into 500,000,000 class A ordinary shares of US$150 each (nominal value), 500,000,000 class A ordinary shares of US$0.01 each (nominal value), 50,000,000 preference shares of US$0.01 each (nominal value) and 25,000 ordinary shares of €1.00 each (nominal value).

The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any preferred, deferred, qualified or other special rights and privileges and with such conditions, restrictions or qualifications, whether in regard to preference, dividends, capital (including return of capital), voting or otherwise, and may be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto, such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being in force.

For the purposes of this memorandum of association: (a) a reference to the Act means the Companies Act 2014 (including any statutory modification or re-enactment of it for the time being in force), (b) the terms holding company, subsidiary, associated undertaking and member have the meanings ascribed to such terms in section 7, section 8, paragraph 20 of Schedule 4 and section 168 of the Act, respectively; (c) the term group means the group of companies comprising the Company and its subsidiaries from time to time, (d) the term shareholder, insofar as it refers to the Company means a member of the Company; (e) the term company (except where used in reference to the Company) means and includes any body corporate, corporation, company, partnership, limited liability company or any body of persons, whether incorporated or not incorporated in Ireland or elsewhere in any other part of the world), (f) the words including and includes shall not be given a restrictive interpretation and shall be deemed to be followed by the words “without limitation” and (g) unless a clear contrary intention appears, the word or shall be deemed to be used in the inclusive sense of “and / or”.

COMPANY NUMBER: 604607

COMPANIES ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

of

Aon public limited company

CONTENTS

CLAUSE	PAGE

PRELIMINARY	A-11

SHARE CAPITAL	A-14

POWERS OF ALLOTMENT	A-17

VARIATION OF RIGHTS	A-20

SHARE CERTIFICATES	A-20

COMPANY NUMBER: 604607

COMPANIES ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

of

Aon public limited company

(adopted by special resolution passed on      2020)

PRELIMINARY

Definitions

1.        In these Articles, except where the subject or context otherwise requires:

Act means the Companies Act 2014 including any modification or re-enactment of it for the time being in force;

Aon UK means Aon plc, a company incorporated under the law of England and Wales with registered number 07876075;

Articles means these articles of association as altered from time to time by special resolution;

auditors means the statutory auditors of the Company appointed in accordance with the Act;

the board means the directors or any of them acting as the board of directors of the Company;

certificated share means a share in the capital of the Company which is held in physical certificated form and references in these Articles to a share being held in certificated form shall be construed accordingly;

Class A Ordinary Shares means the class A ordinary shares of US$150 each (nominal value) and the class A ordinary shares of US$0.01 each (nominal value) in the capital of the Company, which shall rank pari passu in all respects;

clear days in relation to the sending of a notice means the period excluding the day on which a notice is given or deemed to be given and the day for which it is given or on which it is to take effect;

Company means Aon public limited company a public limited company incorporated in Ireland with company number 604607;

Euro Ordinary Shares means the ordinary shares of €1.00 each (nominal value) in the capital of the Company;

Depositary means any depositary, custodian or nominee approved by the board that holds legal title to shares in the capital of the Company for the purposes of facilitating beneficial ownership of such shares by other individuals;

director means a director of the Company;

entitled by transmission means, in relation to a share in the capital of the Company, entitled as a consequence of the death or bankruptcy of the holder or otherwise by operation of law;

Exchange Act means the US Securities Exchange Act of 1934, as amended from time to time;

holder in relation to a share in the capital of the Company means the member whose name is entered in the register as the holder of that share, or where the context permits, the members whose names are entered into the register as joint holders of shares in the capital of the Company;

Ireland means Ireland (excluding Northern Ireland);

member means a member of the Company within the meaning of Section 168 of the Act;

office means the registered office of the Company;

paid means paid or credited as paid;

Preference Shares means the preference shares of US$0.01 each (nominal value) in the capital of the Company;

redeemable shares has the meaning given to that term in section 66(4) of the Act;

register means the register of members of the Company;

Rights’ Plan has the meaning given to that term in Article 22;

Scheme means the scheme of arrangement proposed to be made under Part 26 of the UK Companies Act 2006, as amended, between AON UK and its shareholders, with or subject to any modification, addition or condition approved or imposed, pursuant to which, if declared effective, the Company shall become the holding company of AON UK;

Scheme Effective Time means the time and date on which the Scheme becomes effective;

seal means the common seal of the Company and includes any official seal kept by the Company by virtue of section 44 of the Act;

secretary means the secretary of the Company and includes a joint, assistant, deputy or temporary secretary and any other person appointed to perform the duties of the secretary;

share means a share in the capital of the company;

treasury shares means treasury shares within the meaning of section 109 of the Act;

Uncertificated Securities Regulations means the Companies Act 1990 (Uncertificated Securities) Regulations 1996 (SI 2001 No. 68 of 1996) which are carried over by Schedule 6 of the Act, including any modification thereof and any legislation, order, regulation, instrument or subordinate legislation relating to the holding, evidencing of title to, or the transfer of, uncertificated shares or other securities (and all legislation, rules or other arrangements made under or by virtue of such provisions) in force from time to time; and

uncertificated share means a share in the capital of the Company which is not held in physical certificated form and references in these Articles to a share being held in uncertificated form shall be construed accordingly.

Construction

2.        References to a document or information being sent, supplied or given to or by a person mean such document or information, or a copy of such document or information, being sent, supplied, given, delivered, issued or made available to or by, or served on or by, or deposited with or by that person by any method authorised by these Articles, and sending, supplying and giving shall be construed accordingly.

References to writing mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and written shall be construed accordingly.

Any phrase introduced by the terms including, include, in particular or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding the terms.

Words denoting the singular number include the plural number and vice versa; words denoting the masculine gender include the feminine gender; and words denoting persons include corporations

Words or expressions contained in these Articles which are not defined in Article 1 but are defined in the Act have the same meaning as in the Act (but excluding any modification of the Act not in force at the date these Articles took effect) unless inconsistent with the subject or context.

Subject to the preceding two paragraphs, references to any provision of any enactment or of any subordinate legislation include any modification or re-enactment of that provision for the time being in force.

Headings and marginal notes are inserted for convenience only and do not affect the construction of these Articles.

Any reference to a dividend includes any dividend or other distribution, in cash or by the distribution of assets, paid or distributed to holders of shares out of the profits of the Company available for distribution, and includes final dividends, interim dividends and bonus dividends.

Any reference to an officer in these Articles means any executive that has been designated by the Company as an “officer” and, for the avoidance of doubt, shall not have the meaning given to such term in the Act, and any such officers shall not constitute officers of the Company within the meaning of section 2(1) of the Act.

In these Articles: (a) powers of delegation shall not be restrictively construed but the widest interpretation shall be given to them; (b) the word board in the context of the exercise of any power contained in these Articles includes any committee consisting of one or more directors, any director, any other officer of the Company and any local or divisional board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated; (c) no power of delegation shall be limited by the existence or, except where expressly provided by the terms of delegation, the exercise of that or any other power of delegation; and (d) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any other body or person who is for the time being authorised to exercise it under these Articles or under another delegation of the power.

Optional Provisions of the Act

3.        Without prejudice to section 1007(4) of the Act and save as otherwise expressly provided in these Articles, where a provision of these Articles covers substantially the same subject matter as any “optional provisions” (as defined in section 1007(2) of the Act), any such optional provisions shall be deemed not to apply to the Company and, for the avoidance of doubt, these Articles shall be deemed to have effect and prevail over the terms of such optional provisions.

Sections 43(2), 43(3), 66(4), 77 to 81, 95(1)(a), 96(2) to (11), 124, 125, 126, 144(3), 144(4), 148(2), 158, 159, 160, 161, 162, 181(6), 182(2) and (5), 183(3) and (6), 187, 188, 338(5), 338(6), 618(1)(b), 620(8), 1090, 1092 and 1113 of the Act shall not apply to the Company.

SHARE CAPITAL

Share Capital

4.        The authorised share capital of the Company is US$75,005,500,000 and €25,000, divided into 500,000,000 class A ordinary shares of US$150 each (nominal value), 500,000,000 class A ordinary shares of US$0.01 each (nominal value), 50,000,000 preference shares of US$0.01 each (nominal value) and 25,000 ordinary shares of €1.00 each (nominal value).

Shares with special rights

5.        Subject to the provisions of the Act and without prejudice to any rights attached to any existing shares or class of shares, any share may be issued with such preferred, deferred, qualified or other special rights and privileges and with such conditions restrictions or qualifications, whether in regard to preference, dividend, capital

(including return of capital), voting or otherwise (including, without prejudice to the generality of the foregoing but subject to the provisions of the Act, shares which are to be redeemed or are liable to be redeemed at the option of the Company or the holders) as the Company may by ordinary resolution determine or, subject to and in default of such determination, as the board shall determine.

Classes of shares

6.        Subject to Article 5, and without limitation, the Company may issue the following shares in the capital of the Company with the rights attaching to them as follows:

(a)    Class A Ordinary Shares: Class A Ordinary Shares shall be issued with voting rights attached to them and each Class A Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company that have voting rights for voting purposes. Each Class A Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any dividend declared. Each Class A Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any distribution made on a winding up of the Company. Class A Ordinary Shares may be issued as redeemable shares, at the option of the board.

(b)    Preference Shares: Preference Shares may be issued in one or more classes or series with or without voting rights attached to them, with the board to determine the existence of such voting rights and, if any, the ranking of such voting rights in relation to the other shares in the capital of the Company. The board may determine any other terms and conditions of the Preference Shares, including with regards to their rights: (i) to receive dividends (which may include, without limitation, the right to receive preferential or cumulative dividends); (ii) to distributions made by the Company on a winding up; and (iii) to be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares, at such prices or prices or at such rates of exchange and with such adjustments as may be determined by the board. Preference Shares may be issued as redeemable shares, at the option of the board. Notwithstanding any other provision of these Articles, the rights conferred upon any holder of any existing shares or class of shares shall be deemed not to be varied by the creation, issue and allotment of Preference Shares.

(c)    Euro Ordinary Shares: The Euro Ordinary Shares shall rank pari passu with, and have the same rights, and be subject to the same restrictions, as the Class A Ordinary Shares until the Scheme Effective Time. From the Scheme Effective Time:

(i)   the holders of the Euro Ordinary Shares shall not be entitled to receive notice of, attend, speak or vote at, any general meeting;

(ii)  the holders of the Euro Ordinary Shares shall not be entitled to receive any dividend declared, made or paid or any return of capital (save as provided for in this Article) and shall not be entitled to any further right of participation in the assets of the Company;

(iii)  on a winding up of the Company, or other return of capital by the Company (other than on a redemption of any class of shares in the capital of the Company), the holders of the Euro Ordinary Shares shall be entitled to participate in such winding up or return of capital, provided that such entitlement shall be limited to the repayment of the amount paid up or credited as paid up on the Euro Ordinary Shares and shall be paid only after the holders of the Class A Ordinary Shares shall have received payment in respect of such amount as is paid up or credited as paid up on the Ordinary Shares held by them at that time, plus the payment in cash of €5,000,000 on each such Class A Ordinary Share; and

(iv)  the Company as agent for the holders of Euro Ordinary Shares shall have the irrevocable authority to authorise and instruct the secretary (or any other person as the directors determine) to acquire, or to accept the surrender of, the Euro Ordinary Shares for no consideration or for valuable consideration and to execute on behalf of such holders such documents as are necessary in connection with such acquisition or surrender, and pending such acquisition or surrender to retain the certificates, to the extent issued, for such Euro Ordinary Shares. Any request by the Company to acquire, or for the surrender of, any Euro Ordinary Shares may be made by the directors depositing at the office a notice addressed to such person as the directors shall have nominated on behalf of the holders of Euro Ordinary Shares. A person whose shares have been acquired or surrendered in accordance with this Article 6(c) shall cease to be a holder of such Euro Ordinary Shares but shall notwithstanding remain liable to pay the Company all monies which, at the date of acquisition or surrender, were payable by him or her to the Company in respect of such shares, but his or her liability shall cease if and when the Company has received payment in full of all such monies in respect of such shares.

Uncertificated shares	7. Subject to the provisions of the Act, the board may permit the holding of shares in any class of shares in uncertificated form.

Not separate class of shares

8.          Shares in the capital of the Company that fall within a certain class shall not form a separate class of shares from other shares in that class because any share in that class is held in uncertificated form.

Exercise of Company’s entitlements in respect of uncertificated shares

9.        Where the Company is entitled under any provision of the Act or these Articles to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of, or otherwise enforce a lien over, a share held in uncertificated form, the Company shall be entitled, subject to the provisions of the Act and these Articles:

(a)    to require the holder of that uncertificated share by notice to change that share into certificated form within the period specified in the notice and to hold that share in certificated form so long as required by the Company; and

(b)    to take any action that the board considers appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that share, or otherwise to enforce a lien in respect of that share.

POWERS OF ALLOTMENT

Allotment authority -section 1021

10.        The directors are, for the purposes of section 1021 of the Act, generally and unconditionally authorised to exercise all powers of the Company to allot relevant securities (as defined by the said section 1021) up to the amount of Company’s authorised share capital as of the date of adoption of these Articles (including any shares acquired or redeemed by the Company pursuant to the provisions of the Act and held as treasury shares) and, unless it is renewed or a longer period of time is allowed under applicable law, this authority shall expire five years from the date of adoption of these Articles. The Company may, before the expiry of such authority, make an offer or agreement which would, or might, require relevant securities to be allotted after such expiry and the directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred by this Article 10 had not expired.

Pre-emption disapplication - section 1023(3)

11.        The directors are hereby empowered pursuant to sections 1022 and 1023(3) of the Act to allot equity securities (within the meaning of the said section 1023) for cash pursuant to the authority conferred by Article 10 as if section 1022(1) of the Act did not apply to any such allotment and, unless it is renewed or a longer period of time is allowed under applicable law, this power shall expire five years from the date of adoption of these Articles. The Company may, before the expiry of such power, make an offer or agreement which would, or might, require equity securities to be allotted after such expiry and the directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this Article 11 had not expired.

Residual allotment powers

12.        Subject to the provisions of the Act relating to the allotment of shares (including allotment authority and pre-emption rights) and of any resolution of the Company in general meeting passed pursuant to those provisions, and, in the case of redeemable shares, the provisions of Article 17:

(a)    all shares for the time being in the capital of the Company shall be at the disposal of the directors;

(b)    the directors may reclassify, allot (with or without conferring a right of renunciation), issue, grant options over and dispose of, or otherwise deal with, shares, options, equity awards, rights over shares, warrants, other securities and derivatives in, or of, the Company to such persons, at such times and on such terms and conditions as they deem advisable; and

(c)    subject to any shareholder approval requirement under any laws, regulations or the rules of any stock exchange to which the Company is subject, the directors may, from time to time, grant to such persons, for such periods and upon such terms as the directors deem advisable, options to purchase or to subscribe for such number of shares of any class or classes or of any series of any class, and to cause warrants or other appropriate instruments evidencing such options to be issued.

Committee authorised to allot	13. To the extent permitted by the Act, shares may also be allotted by a committee of the directors or by any other person where such committee or person is so authorised by the directors.

Permissible letters of allotment	14. The Company may issue permissible letters of allotment (as defined by section 1019 of the Act).

Instalments

15.        If by the conditions of allotment of any share the whole or part of the amount or issue price thereof shall be payable by instalments, every such instalment when due shall be paid to the Company by the person who for the time being shall be the holder of the share.

Renunciation of allotment

16.        The board may at any time after the allotment of any share but before any person has been entered in the register as the holder thereof recognise a renunciation thereof by the allottee in favour of some other person and may accord to any allottee of a share a right to effect such renunciation upon and subject to such terms and conditions as the board may think fit to impose.

Redemption and purchase of own shares

17.        Subject to the provisions of the Act and without prejudice to any rights attached to any existing shares or class of shares, the Company may:

(a)    pursuant to section 66(4) of the Act, issue any shares which are to be redeemed or are liable to be redeemed at the option of the Company or the holders of such shares on such terms, conditions and manner of redemption of shares as the board may determine provided that it does so before the shares are allotted;

(b)    redeem shares of the Company on such terms as may be contained in, or be determined pursuant to the provisions of, these Articles

(c)    subject as aforesaid, the Company may cancel any shares so redeemed or may hold them as treasury shares and may re-issue such treasury shares as shares of any class or classes, or cancel them;

(d)    purchase any of its own shares (including any redeemable shares and without any obligation to purchase on any pro rata basis as between the holders of shares, including holders of shares of the same class) and may cancel any shares so purchased or hold them as treasury shares and may reissue any such shares as shares of any class or classes, or cancel them; and/or

(e)    convert any of its shares into redeemable shares.

Payment for shares redeemed or purchased

18.        The Company may make a payment in respect of the redemption or purchase of its own shares in any manner permitted by the Act. Unless the directors determine otherwise, the holder of any shares being purchased or redeemed shall be bound to deliver up to the Company at its office or such other place as the directors shall specify, the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to him or her the purchase or redemption monies or consideration in respect thereof.

Purchases to be effected as redemptions

19.        Unless the directors specifically elect to treat such acquisition as a purchase for the purposes of the Act, a share shall be automatically deemed to be a redeemable share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company (including any agent or broker acting on behalf of the Company) and any person (who may or may not be a member) pursuant to which the Company acquires, agrees to acquire or will acquire a share, or an interest in a share, from such person, save for an acquisition otherwise than for valuable consideration pursuant to section 102(1)(a) of the Act. In these circumstances, the acquisition of such share or interest in a share by the Company, save where acquired otherwise than for valuable consideration pursuant to section 102(1)(a) of the Act, shall constitute the redemption of a redeemable share in accordance with the Act. No resolution, whether special or otherwise, shall be required to be passed to deem any share a redeemable share.

Commissions

20.        The Company may exercise all powers of paying commissions or brokerage conferred or permitted by the Act. Subject to the provisions of the Act, any such commission or brokerage may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other.

Trusts not recognised

21.        Except as required by law, the Company shall recognise no person as holding any share on any trust and (except as otherwise provided by these Articles or by law) the Company shall not be bound by or recognise any interest in any share (or in any fractional part of a share) except the holder’s absolute right to the entirety of the share (or fractional part of the share). This shall not preclude the Company from requiring the holder or a transferee of a share to furnish the Company with information as to the beneficial ownership of any share when such information is reasonably required by the Company.

Shareholder Rights’ Plan

22.        Subject to applicable law, the directors are hereby expressly authorised to adopt any shareholder rights’ plan (Rights’ Plan) upon such terms and conditions as the directors deem expedient, including, without limitation, where the directors are of the opinion that a Rights’ Plan could grant them additional time to gather relevant information or pursue strategies in response to or in anticipation of, or could prevent, a potential change of control of the Company or accumulation of shares in the Company or interests therein. The directors may exercise any power of the Company to grant rights (including approving the execution of any documents relating to the grant of such rights) to subscribe for shares in accordance with the terms of a Rights’ Plan. The duties of the directors to the Company under applicable law, including, but not limited to, the Act and common law, are hereby deemed amended and modified such that the adoption of a Rights’ Plan and any actions taken thereunder by the directors (if so approved by the directors) shall be deemed to constitute an action in the best interests of the Company in all circumstances, and any such action shall be deemed to be immediately confirmed, approved and ratified.

FINANCIAL ASSISTANCE

Financial assistance	23. Save as permitted by the Act, the Company shall not give, whether directly or indirectly and whether by means of a loan, guarantee, the provisions of security or otherwise, any financial assistance for the purpose of an acquisition made or to be made by any person of any shares in the Company or, where the Company is a subsidiary, in its holding company.

VARIATION OF RIGHTS
Method of varying rights

24.       Subject to the provisions of the Act, if at any time the capital of the Company is divided into different classes of shares, the rights attached to any class may (unless otherwise provided by the terms of allotment of the shares of that class) be varied or abrogated, whether or not the Company is being wound up, either:

(a)    with the written consent of the holders of three-quarters in nominal value of the issued shares of the class, which consent shall be in hard copy form or in electronic form sent to such address (if any) for the time being specified by or on behalf of the Company for that purpose, or in default of such specification to the office, and may consist of several documents, each executed or authenticated in such manner as the board may approve by or on behalf of one or more holders, or a combination of both; or

(b)    with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of the class,

     but not otherwise.

When rights deemed to be varied

25.       For the purposes of Article 24, if at any time the capital of the Company is divided into different classes of shares, unless otherwise expressly provided by the rights attached to any share or class of shares, those rights shall be deemed to be varied by:

(a)    the reduction of the capital paid up on that share or class of shares otherwise than by a purchase or redemption by the Company of its own shares; and

(b)    the allotment of another share ranking in priority for payment of a dividend or in respect of capital or which confers on its holder voting rights more favourable than those conferred by that share or class of shares, but shall not be deemed to be varied by the creation or issue of another share ranking equally with, or subsequent to, that share or class of shares or by the purchase or redemption by the Company of its own shares.

SHARE CERTIFICATES
Members’ rights to certificates

26.       Save where the conditions of issue provide otherwise (but subject to the provisions of the Act), every member, on becoming the holder of a share shall be entitled, without payment, to one certificate for all the shares of each class held by him or her (and, on transferring a part of his or her holding of shares of any class, to a certificate for the balance of his or her holding of shares). He or she may elect to receive one or more additional certificates for any of his or her shares if he or she pays a reasonable sum determined from time to time by the board for every certificate after the first. Every certificate shall:

(a)    be executed under the seal or otherwise in accordance with Article 173 or in such other manner as the board may approve; and

(b)    specify the number, class and distinguishing numbers (if any) of the shares to which it relates and the amount or respective amounts paid up on the shares.

The Company shall not be bound to issue more than one certificate for shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them. Shares of different classes may not be included in the same certificate.

Replacement certificates

27.       If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and payment of any exceptional out-of-pocket expenses reasonably incurred by the Company in investigating evidence and preparing the requisite form of indemnity as the board may determine but otherwise free of charge, and (in the case of defacement or wearing out) on delivery up of the old certificate.

LIEN
Company to have lien on shares

28.       The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys payable to the Company (whether presently or not) in respect of that share. The board may at any time (generally or in a particular case) waive any lien or declare any share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a share shall extend to any amount (including without limitation dividends) payable in respect of it.

Enforcement of lien by sale

29.       The Company may sell, in such manner as the board determines, any share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within 14 clear days after notice has been sent to the holder of the share, or to the person entitled to it by transmission, demanding payment and stating that if the notice is not complied with the share may be sold.

Giving effect to sale

30.       To give effect to that sale the board may authorise any person to execute an instrument of transfer in respect of the share sold to, or in accordance with the directions of, the buyer. If the share is an uncertificated share, the board may exercise any of the powers of the Company under Article 9 to effect the sale of the share. The buyer shall not be bound to see to the application of the purchase money and his or her title to the share shall not be affected by any irregularity in or invalidity of the proceedings in relation to the sale, and after the name of the purchaser has been entered in the register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

Application of proceeds

31.       The net proceeds of the sale, after payment of the costs, shall be applied in or towards payment or satisfaction of so much of the sum in respect of which the lien exists as is presently payable. Any residue shall (if the share sold is a certificated share, on surrender to the Company for cancellation of the certificate in respect of the share sold and, whether the share sold is a certificated share or an uncertificated share, subject to a like lien for any moneys not presently payable as existed on the share before the sale) be paid to the person entitled to the share at the date of the sale.

CALLS ON SHARES
Power to make calls

32.       Subject to the terms of allotment, the board may from time to time make calls on the members in respect of any moneys unpaid on their shares (whether in respect of nominal value or premium). Each member shall (subject to receiving at least 14 clear days’ notice specifying when and where payment is to be made) pay to the Company the amount called on his or her shares as required by the notice. A call may be required to be paid by instalments. A call may be revoked in whole or part and the time fixed for payment of a call may be postponed in whole or part as the board may determine. A person on whom a call is made shall remain liable for calls made on him or her even if the shares in respect of which the call was made are subsequently transferred.

Time when call made	33. A call shall be deemed to have been made at the time when the resolution of the board authorising the call was passed.
Liability of joint holders	34. The joint holders of a share shall be jointly and severally liable to pay all calls in respect of it.
Interest payable

35.       If a call or any instalment of a call remains unpaid in whole or in part after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid. Interest shall be paid at the rate fixed by the terms of allotment of the share or in the notice of the call or, if no rate is fixed, the rate determined by the board, not exceeding the appropriate rate (as defined in the Act), but the board may in respect of any individual member waive payment of such interest wholly or in part.

Deemed calls

36.       An amount payable in respect of a share on allotment or at any fixed date, whether in respect of nominal value or premium or as an instalment of a call, shall be deemed to be a call duly made and notified and payable on the date so fixed or in accordance with the terms of the allotment. If it is not paid the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call duly made and notified.

Differentiation on calls

37.       Subject to the terms of allotment, the board may make arrangements on the issue of shares for a difference between the allottees or holders in the amounts and times of payment of calls on their shares.

Payment of calls in advance

38.       The board may, if it thinks fit, receive from any member all or any part of the moneys uncalled and unpaid on any share held by him or her. Such payment in advance of calls shall extinguish the liability on the share in respect of which it is made to the extent of the payment. The Company may pay on all or any of the moneys so advanced (until they would but for such advance become presently payable) interest at such rate agreed between the board and the member not exceeding (unless the Company by ordinary resolution in a general meeting otherwise directs) the appropriate rate (as defined in the Act).

FORFEITURE AND SURRENDER
Notice requiring payment of call

39.       If a call or any instalment of a call remains unpaid in whole or in part after it has become due and payable, the board may give the person from whom it is due not less than 14 clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any costs, charges and expenses incurred by the Company by reason of such non-payment. The notice shall name the place where payment is to be made and shall state that if the notice is not complied with the shares in respect of which the call was made will be liable to be forfeited.

Forfeiture for non-compliance

40.       If that notice is not complied with, any share in respect of which it was sent may, at any time before the payment required by the notice has been made, be forfeited by a resolution of the board. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited share which have not been paid before the forfeiture. When a share has been forfeited, notice of the forfeiture shall be sent to the person who was the holder of the share before the forfeiture. An entry shall be made promptly in the register opposite the entry of the share showing that notice has been sent, that the share has been forfeited and the date of forfeiture. No forfeiture shall be invalidated by the omission or neglect to send that notice or to make those entries.

Sale of forfeited shares

41.         Subject to the provisions of the Act, a forfeited share shall be deemed to belong to the Company and may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the board determines, either to the person who was the holder before the forfeiture or to any other person. At any time before sale, re-allotment or other disposal, the forfeiture may be cancelled on such terms as the board thinks fit. Where for the purposes of its disposal a forfeited share is to be transferred to any person, the board may authorise any person to execute an instrument of transfer of the share to that person. Where for the purposes of its disposal a forfeited share held in uncertificated form is to be transferred to any person, the board may exercise any of the powers of the Company under Article 9. The Company may receive the consideration given for the share on its disposal and may register the transferee as holder of the share.

Liability following forfeiture

42.        A person shall cease to be a member in respect of any share which has been forfeited and shall, if the share is held in certificated form, surrender the certificate for any forfeited share to the Company for cancellation. The person shall remain liable to the Company for all moneys which at the date of forfeiture were presently payable by him or her to the Company in respect of that share with interest on that amount at the rate at which interest was payable on those moneys before the forfeiture or, if no interest was so payable, at the rate determined by the board, not exceeding the appropriate rate (as defined in the Act), from the date of forfeiture until payment. The board may waive payment wholly or in part or enforce payment without any allowance for the value of the share at the time of forfeiture or for any consideration received on its disposal.

Surrender

43.        The board may accept the surrender of any share which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

Extinction of rights

44.        The forfeiture of a share shall involve the extinction at the time of forfeiture of all interest in and all claims and demands against the Company in respect of the share and all other rights and liabilities incidental to the share as between the person whose share is forfeited and the Company, except only those rights and liabilities expressly saved by these Articles, or as are given or imposed in the case of past members by the Act.

Evidence of forfeiture or surrender

45.        A statutory declaration by a director or the secretary that a share has been duly forfeited or surrendered on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The declaration shall (subject if necessary to the execution of an instrument of transfer) constitute a good title to the share. The person to whom the share is disposed of shall not be bound to see to the application of the purchase money, if any, and his or her title to the share shall not be affected by any irregularity in, or invalidity of, the proceedings in reference to the forfeiture, surrender, sale, re-allotment or disposal of the share, and after the name of the purchaser has been entered in the register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

TRANSFER OF SHARES

Transfer of share

46.        Subject to these Articles and without prejudice to any power of the Company to register as a member a person to whom the right to any shares that has been transmitted by operation of law, a holder may transfer all or any of his or her shares:

(A)   in the case of certificated shares, by an instrument of transfer in writing in any usual form or in another form approved by the board, which must be executed by or on behalf of the transferor and (in the case of a transfer of a share which is not fully paid) by or on behalf of the transferee; or

(B)    in the case of uncertificated shares, without a written instrument in accordance with the Uncertificated Securities Regulations.

Execution of instruments of transfer

47.        The instrument of transfer of any share may be executed for and on behalf of the transferor by the secretary or any such person that the secretary nominates for that purpose (whether in respect of specific transfers or pursuant to a general standing authorisation), and the secretary or the relevant nominee shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name, and on behalf, of the transferor of such share or shares all such transfers of shares held by the holders from time to time. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred, the date of the agreement to transfer shares and the price per share, shall, once executed by the transferor or the secretary or the relevant nominee as agent for the transferor, and by the transferee where required by the Act, be deemed to be a proper instrument of transfer for the purposes of the Act. The transferor shall remain the holder of the share until the name of the transferee is entered on the register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the directors so determine.

Payment of stamp duty

48.        The Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to: (a) seek reimbursement of the stamp duty, at the Company’s discretion, from either the transferee or the transferor of those shares; (b) set-off the stamp duty against any dividends payable to the transferee of those shares; and (c) claim a first and permanent lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those shares.

Transfers of partly paid shares

49.        The board may, in its absolute discretion, refuse to register the transfer of a share which is not fully paid, provided that the refusal does not prevent dealings in shares in the Company from taking place on an open and proper basis.

Invalid transfers of shares

50.        The board may also refuse to register the transfer of a share:

(a)    unless the instrument of transfer:

  (i)  is lodged, duly stamped (if stampable), at the office or at another place appointed by the board accompanied by the certificate for the share to which it relates and such other evidence as the board may reasonably require to show the right of the transferor to make the transfer;

 (ii)   is in respect of only one class of shares; or

(iii)   is in favour of not more than four transferees;

(b)    if it is with respect to a share on which the Company has a lien and a sum in respect of which the lien exists is presently payable and is not paid within 14 clear days after notice has been sent to the holder of the share in accordance with Article 29; or

(c)    if it is a certificated share and is not presented for registration together with the share certificate and such evidence of title as the Company reasonably requires.

Notice of refusal to register

51.        If the board refuses to register a transfer of a share, it shall send the transferee notice of its refusal within two months after the date on which the instrument of transfer was lodged with the Company, together with reasons for the refusal.

No fee payable on registration	52. No fee shall be charged for the registration of any instrument of transfer or other document relating to or affecting the title to a share.

Retention of transfers

53.        The Company shall be entitled to retain an instrument of transfer which is registered, but an instrument of transfer which the board refuses to register shall (save in the case of suspected fraud) be returned to the person lodging it when notice of the refusal is sent.

Uncertificated Share Transfer

54.        The board shall, subject to compliance with the Act and applicable laws, register a transfer of title to any uncertificated share which is a held in uncertificated form in accordance with the Uncertificated Securities Regulations, except that the board may refuse (subject to any relevant requirements of (to the extent applicable) the rules of any stock exchange to which the shares are admitted to trading) to register any such transfer which is in favour of more than four persons jointly or in any other circumstance permitted by the Uncertificated Securities Regulations. If the board refuses to register any such transfer the Company shall, within two months after the date on which the instruction relating to such transfer was received by the Company, send notice of the refusal to the transferee.

TRANSMISSION OF SHARES

Transmission

55.        If a member dies, the survivor or survivors where he or she was a joint holder, and his or her personal representatives where he or she was a sole holder or the only survivor of joint holders, shall be the only persons recognised by the Company as having any title to his or her interest. Nothing in these Articles shall release the estate of a deceased member (whether a sole or joint holder) from any liability in respect of any share held by him or her.

Elections permitted

56.        A person becoming entitled by transmission to a share may, on production of any evidence as to his or her entitlement properly required by the board, elect either to become the holder of the share or to have another person nominated by him or her registered as the transferee. If he or she elects to become the holder he or she shall send notice to the Company to that effect. If he or she elects to have another person registered and the share is a certificated share, he or she shall execute an instrument of transfer of the share to that person. If he or she elects to have himself, herself or another person registered and the share is an uncertificated share, he or she shall take any action the board may require (including without limitation the execution of any document) to enable himself, herself or that person to be registered as the holder of the share. All the provisions of these Articles relating to the transfer of shares apply to that notice or instrument of transfer as if it were an instrument of transfer executed by the member and the death or bankruptcy of the member or other event giving rise to the transmission had not occurred.

Elections required

57.        The board may at any time send a notice requiring any such person to elect either to be registered himself or herself or to transfer the share. If the notice is not complied with within 60 days, the board may after the expiry of that period withhold payment of all dividends or other moneys payable in respect of the share until the requirements of the notice have been complied with.

Rights of persons entitled by transmission

58.        A person becoming entitled by transmission to a share shall, on production of any evidence as to his or her entitlement properly required by the board and subject to the requirements of Article 57, have the same rights in relation to the share as he or she would have had if he or she was the holder of the share, subject to Article 183. That person may give a discharge for all dividends and other moneys payable in respect of the share, but he or she shall not, before being registered as the holder of the share, be entitled in respect of it to receive notice of, or to attend or vote at, any meeting of the Company or to receive notice of, or to attend or vote at, any separate meeting of the holders of any class of shares in the capital of the Company.

ALTERATION OF SHARE CAPITAL
New shares subject to these Articles

59.       All shares created by increase of the Company’s share capital (unless otherwise provided by the terms of allotment of the shares of that class), by consolidation, division or sub-division of its share capital or the conversion of stock into paid up shares shall be subject to all the provisions of these Articles, including without limitation provisions relating to payment of calls, lien, forfeiture, transfer and transmission.

Fractions arising

60.       Whenever any fractions arise as a result of a consolidation or sub-division of shares, the board may on behalf of the members deal with the fractions as it thinks fit. In particular, without limitation, the board may sell shares representing fractions to which any members would otherwise become entitled to any person (including, subject to the provisions of the Act, the Company) and distribute the net proceeds of sale in due proportion among those members. Where the shares to be sold are held in certificated form the board may authorise some person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the buyer. Where the shares to be sold are held in uncertificated form, the board may do all acts and things it considers necessary or expedient to effect the transfer of the shares to, or in accordance with the directions of, the buyer. The buyer shall not be bound to see to the application of the purchase moneys and his or her title to the shares shall not be affected by any irregularity in, or invalidity of, the proceedings in relation to the sale.

GENERAL MEETINGS
Annual general meetings

61.       The Company shall in each year hold a general meeting as its annual general meetings in addition to any other meetings in that year, and shall specify the meeting as such in the notice calling it. Not more than fifteen (15) months shall elapse between the date of one annual general meeting of the Company and that of the next. The business of the annual general meeting shall include those matters provided for in section 186 of the Act.

Extraordinary general meetings	62. All general meetings other than annual general meetings shall be called extraordinary general meetings.
Class meetings

63.       All provisions of these Articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the holders of any class of shares in the capital of the Company, except that:

(a)    the necessary quorum at any such meeting (or adjournment thereof) shall be members of that class who together represent at least the majority of the voting rights of all the members of that class entitled to vote, present in person or by proxy, at the relevant meeting;

(b)    all votes shall be taken on a poll; and

(c)    each holder of shares of the class shall, on a poll, have one vote in respect of every share of the class held by him or her.

Convening general meetings

64.       Subject to the provisions of the Act, the board may call general meetings whenever and at such times and places as it shall determine. On the requisition of members pursuant to the provisions of the Act, the board shall promptly convene a general meeting in accordance with the requirements of the Act.

NOTICE OF GENERAL MEETINGS
Period of notice

65.       An annual general meeting shall be called by not less than 21 clear days’ notice and no more than 60 days’ notice. Subject to the provisions of the Act, all other general meetings may be called by not less than 14 clear days’ notice and no more than 60 days’ notice.

Recipients of notice

66.     Subject to the provisions of the Act, notice of every general meeting shall be given in any manner permitted by these Articles to:

(a)    every member;

(b)    the personal representative of a deceased member;

(c)    the assignee in bankruptcy of a bankrupt member (being a bankrupt member who is entitled to vote at the meeting);

(d)    the directors and secretary of the Company; and

(e)    the auditors.

Contents of notice: general

67.       Subject to the provisions of the Act, the notice shall specify:

(a)    whether the meeting is an annual general meeting or an extraordinary general meeting;

(b)    the time, date and place of the meeting (including without limitation any satellite meeting place arranged for the purposes of Article 69, which shall be identified as such in the notice);

(c)    the general nature of the business to be dealt with;

(d)    if the meeting is convened to consider a proposed special resolution, the text or substance of that proposed special resolution; and

(e)    with reasonable prominence, that: (i) a member entitled to attend and vote is entitled to appoint one or more proxies to attend, speak and vote instead of him or her: (ii) a proxy need not also be a member; and (iii) the time by which the proxy must be received at the office (or some other place in Ireland as is specified for that purpose).

68.    The notice shall include details of any arrangements made for the purpose of Article

General meetings at more than one place

69.       Subject to the Act, the board may resolve to enable persons entitled to attend a general meeting to do so by simultaneous attendance and participation at a satellite meeting place anywhere in the world. The members present in person or by proxy at satellite meeting places shall be counted in the quorum for, and entitled to vote at, the general meeting in question, and that meeting shall be duly constituted and its proceedings valid if the chairperson of the general meeting is satisfied that adequate facilities are available throughout the general meeting to ensure that members attending at all the meeting places are able to:

(a)    participate in the business for which the meeting has been convened;

(b)    hear and see all persons who speak (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) in the principal meeting place and any satellite meeting place; and

(c)    be heard and seen by all other persons so present in the same way.

The chairperson of the general meeting shall be present at, and the meeting shall be deemed to take place at, the principal meeting place.

Interruption or adjournment where facilities inadequate

70.       If it appears to the chairperson of the general meeting that the facilities at the principal meeting place or any satellite meeting place have become inadequate for the purposes referred to in Article 69, then the chairperson may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at that general meeting up to the time of that adjournment shall be valid. The provisions of Article 84 shall apply to that adjournment.

Other arrangements for viewing and hearing proceedings

71.       The board may make arrangements for persons entitled to attend a general meeting or an adjourned general meeting to be able to view and hear the proceedings of the general meeting or adjourned general meeting and to speak at the meeting (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) by attending at a venue anywhere in the world not being a satellite meeting place. Those attending at any such venue shall not be regarded as present at the general meeting or adjourned general meeting and shall not be entitled to vote at the meeting at or from that venue. The inability for any reason of any member present in person or by proxy at such a venue to view or hear all or any of the proceedings of the meeting or to speak at the meeting shall not in any way affect the validity of the proceedings of the meeting.

Controlling level of attendance

72.       The board may from time to time make any arrangements for controlling the level of attendance at any venue for which arrangements have been made pursuant to Article 71 (including without limitation the issue of tickets or the imposition of some other means of selection) it in its absolute discretion considers appropriate, and may from time to time change those arrangements. If a member, pursuant to those arrangements, is not entitled to attend in person or by proxy at a particular venue, he or she shall be entitled to attend in person or by proxy at any other venue for which arrangements have been made pursuant to Article 71. The entitlement of any member to be present at such venue in person or by proxy shall be subject to any such arrangement then in force and stated by the notice of meeting or adjourned meeting to apply to the meeting.
Change in place and/or time of meeting

73.       If, after the sending of notice of a general meeting but before the meeting is held, or after the adjournment of a general meeting but before the adjourned meeting is held (whether or not notice of the adjourned meeting is required), the board decides that it is impracticable or unreasonable, for a reason beyond its control, to hold the meeting at the declared place (or any of the declared places, in the case of a meeting to which Article 69 applies) and/or time, it may change the place (or any of the places, in the case of a meeting to which Article 69 applies) and/or postpone the time at which the meeting is to be held. If such a decision is made, the board may then change the place (or any of the places, in the case of a meeting to which Article 70 applies) and/or postpone the time again if it decides that it is reasonable to do so. In either case:

(a)    no new notice of the meeting need be sent, but the board shall, if practicable, advertise the date, time and place of the meeting by public announcement and in two newspapers with national circulation in Ireland and shall make arrangements for notices of the change of place and/or postponement to appear at the original place and/or at the original time; and

(b)    a proxy appointment in relation to the meeting may, if by means of a document in hard copy form, be delivered to the office or to such other place as may be specified by or on behalf of the Company in accordance with Article 110(a) or, if in electronic form, be received at the address (if any) specified by or on behalf of the Company in accordance with Article 110(b).

For the purposes of this Article 73, public announcement shall mean disclosure in a press release reported by Reuters, the Dow Jones News Service, Associated Press or a comparable news service or other method of public announcement as the board may deem appropriate in the circumstances.

Meaning of participate

74.       For the purposes of Articles 69, 70, 71, 72 and 73, the right of a member to participate in the business of any general meeting shall include without limitation the right to speak, vote on a poll, be represented by a proxy and have access to all documents which are required by the Act or these Articles to be made available at the meeting.

Accidental omission to send notice etc.

75.       The accidental omission to send a notice of a meeting or resolution, or to send any notification where required by the Act or these Articles in relation to the publication of a notice of meeting on a website, or to send a form of proxy where required by the Act or these Articles, to any person entitled to receive it, or the non-receipt for any reason of any such notice, resolution or notification or form of proxy by that person, whether or not the Company is aware of such omission or non-receipt, shall not invalidate the proceedings at that meeting.

Security

76.       The board and, at any general meeting, the chairperson may make any arrangement and impose any requirement or restriction as he or she considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The board and, at any general meeting, the chairperson are entitled to refuse entry to a person who refuses to comply with these arrangements, requirements or restrictions.

LIST OF MEMBERS FOR VOTING AT GENERAL MEETINGS
Preparation of shareholder list

77.       At least ten days before every general meeting, the secretary shall prepare a complete list of the members entitled to vote at the meeting. Such list shall be:

(a)    be arranged in alphabetical order;

(b)    show the address of each member entitled to vote at the meeting; and

(c)    show the number of shares registered in the name of each member.

Shareholder list to be available for inspection

78.       The list of members prepared in accordance with Article 78 shall be available during ordinary business hours for a period of at least ten days before the meeting for inspection by any member for any purpose relevant to the meeting. The notice of the meeting may specify the place where the list of members may be inspected. If the notice of the meeting does not specify the place where members may inspect the list of members, the list of members shall be available for inspection (at the discretion of the board) at either the office or on a website. The list of members shall be available for inspection by any member who is present at the meeting, at the place and for the duration, of the meeting.

PROCEEDINGS AT GENERAL MEETINGS
Quorum

79.       No business shall be dealt with at any general meeting unless a quorum is present, but the absence of a quorum shall not preclude the choice or appointment of a chairperson, which shall not be treated as part of the business of the meeting. Save as otherwise provided by these Articles, a quorum is the members who together represent at least the majority of the voting rights of all the members entitled to vote, present in person or by proxy, at the relevant meeting.

If quorum not present

80.       If such a quorum is not present within five minutes (or such longer time not exceeding 30 minutes as the chairperson of the meeting may decide to wait) from the time appointed for the meeting, or if during a meeting such a quorum ceases to be present, the meeting, if convened on the requisition of members, shall be dissolved, and in any other case shall stand adjourned to such time and place as the chairperson of the meeting may, subject to the provisions of the Act, determine. The adjourned meeting shall be dissolved if a quorum is not present within 15 minutes after the time appointed for holding the meeting.

Chairperson

81.       The chairperson, if any, of the board or, in his or her absence, any deputy chairperson of the Company or, in his or her absence, some other director nominated by the board, shall preside as chairperson of the meeting. If neither the chairperson, deputy chairperson nor such other director (if any) is present within five minutes after the time appointed for holding the meeting or is not willing to act as chairperson, the directors present shall elect one of their number to be chairperson. If there is only one director present and willing to act, he or she shall be chairperson. If no director is willing to act as chairperson, or if no director is present within five minutes after the time appointed for holding the meeting, the members present in person or by proxy and entitled to vote shall choose a member present in person or a proxy of a member or a person authorised to act as a representative of a corporation in relation to the meeting to be chairperson.

Directors entitled to speak

82.         A director shall, notwithstanding that he or she is not a member, be entitled to attend and speak at any general meeting and at any separate meeting of the holders of any class of shares in the capital of the Company.

Adjournment: Chairperson’s powers

83.       The chairperson may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place. No business shall be dealt with at an adjourned meeting other than business which might properly have been dealt with at the meeting had the adjournment not taken place. In addition (and without prejudice to the chairperson’s power to adjourn a meeting conferred by Article 70), the chairperson may adjourn the meeting to another time and place without such consent if it appears to him or her that:

(a)    it is likely to be impracticable to hold or continue that meeting because of the number of members wishing to attend who are not present; or

(b)    the unruly conduct of persons attending the meeting prevents or is likely to prevent the orderly continuation of the business of the meeting; or

(c)    an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

Adjournment: procedures

84.       Any such adjournment may, subject to the provisions of the Act, be for such time and to such other place (or, in the case of a meeting held at a principal meeting place and a satellite meeting place, such other places) as the chairperson may, in his or her absolute discretion determine, notwithstanding that by reason of such adjournment some members may be unable to be present at the adjourned meeting. Any such member may nevertheless appoint a proxy for the adjourned meeting either in accordance with Article 110 or by means of a document in hard copy form which, if delivered at the meeting which is adjourned to the chairperson or the secretary or any director, shall be valid even though it is given at less notice than would otherwise be required by Article 110(a). When a meeting is adjourned for 30 days or more or for an indefinite period, notice shall be sent at least seven clear days before the date of the adjourned meeting specifying the time and place (or places, in the case of a meeting to which Article 69 applies) of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to send any notice of an adjournment or of the business to be dealt with at an adjourned meeting.

Amendments to resolutions

85.       If an amendment is proposed to any resolution under consideration but is in good faith ruled out of order by the chairperson, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling. With the consent of the chairperson, an amendment may be withdrawn by its proposer before it is voted on. No amendment to a resolution duly proposed as a special resolution may be considered or voted on (other than a mere clerical amendment to correct a patent error). No amendment to a resolution duly proposed as an ordinary resolution may be considered or voted on (other than a mere clerical amendment to correct a patent error) unless either:

(a)    at least 48 hours before the time appointed for holding the meeting or adjourned meeting at which the ordinary resolution is to be considered (which, if the board so specifies, shall be calculated taking no account of any part of a day that is not a working day), notice of the terms of the amendment and the intention to move it has been delivered in hard copy form to the office or to such other place as may be specified by or on behalf of the Company for that purpose, or received in electronic form at such address (if any) for the time being specified by or on behalf of the Company for that purpose, or

(b)    the chairperson in his or her absolute discretion decides that the amendment may be considered and voted on.

Methods of voting – Poll voting entrenched

86.         A resolution put to the vote of a general meeting shall be decided on a poll. This requirement for poll voting on resolutions at a general meeting of the Company may only be removed, amended or varied by resolution of the members passed unanimously at a general meeting of the Company.

Conduct of poll

87.       Subject to Article 88, a poll shall be taken as the chairperson directs and he or she may, and shall if required by the meeting, appoint scrutineers (who need not be members) and fix a time and place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

When poll to be taken

88.       A poll on the election of a chairperson or on a question of adjournment shall be taken immediately. A poll on any other question shall be taken at either the meeting or at such time and place as the chairperson directs not being more than 30 days after the meeting.

Effectiveness of special resolutions	89. Where for any purpose an ordinary resolution of the Company is required, a special resolution shall also be effective.

PROPOSED SHAREHOLDER RESOLUTIONS
Content of member requests for requisitioned resolution and general meetings

90.       Where a member or members: (i) in accordance with the provisions of the Act requests the Company to call a general meeting for the purposes of bringing a resolution before the meeting; or (ii) in accordance with these Articles, gives notice of a resolution to be proposed at an annual general meeting, such request must, in each case, and in addition to the requirements of the Act, contain the following:

(a)    to the extent that that request relates to the nomination of a director, as to each person whom the member(s) propose(s) to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the regulations promulgated thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

(b)    to the extent that that request relates to any business other than the nomination of a director that the member(s) propose(s) to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such member(s) and any Member Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the member(s) or the Member Associated Person therefrom; and

(c)    as to the member(s) giving the notice and the Member Associated Person, if any, on whose behalf the nomination or proposal is made:

(i)   the name and address of such member(s), as they appear on the Company’s books, and of such Member Associated Persons, if any;

(ii)   the class and number of shares of the Company which are owned beneficially and of record by such member(s) and such Member Associated Persons, if any;

(iii)  whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of stock price changes for, or to increase or decrease the voting power of, such member(s) or any such Member Associated Persons with respect to any shares of the Company (which information shall be updated by such member(s) as of the record date of the meeting not later than ten days after the record date for the meeting);

(iv)  a description of all agreements, arrangements and understandings between such member and such Member Associated Persons, if any, each proposed nominee and any other person or persons (including their names) in connection with the nomination of a director or the proposal of any other business by such member(s) or such Member Associated Person, if any;

(v)  any other information relating to such member or such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(vi)   to the extent known by the member(s) giving the notice, the name and address of any other member supporting the nominee for election or re-election as a director or the proposal of other business on the date of such request.

For purposes of this Article 90, a Member Associated Person of any member shall mean: (i) any person controlling, directly or indirectly, or acting in concert with, such member; (ii) any beneficial owner of shares owned of record or beneficially by such member; and (iii) any person controlling, controlled by or under common control with such Member Associated Person.

91.       If a request made in accordance with Article 90 does not include the information specified in that Article, or if a request made in accordance with Article 90 is not received in the time and manner indicated in Article 92, in respect of the shares which the relevant member(s) hold (the member default shares) the relevant member(s) shall not be entitled to vote, either personally or by proxy at a general meeting or at a separate meeting of the holders of that class of shares (or at an adjournment of any such meeting), the member default shares with respect to the matters detailed in the request made in accordance with Article 90.

Time for receiving requests

92.       Without prejudice the rights of any member under the Act, a member who makes a request to which Article 90 relates, must deliver any such request in writing to the secretary at the office not earlier than the close of business on the one hundred and twentieth (120th) calendar day nor later than the close of business on the ninetieth (90th) calendar day prior to the date of the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of an annual meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after the date of the first anniversary of the preceding year’s annual general meeting, notice by the member must be so delivered in writing not earlier than the close of business on the one hundred and twentieth (120th) calendar day prior to such annual general meeting and not later than the close of business on the later of: (i) the ninetieth (90th) calendar day prior to such annual general meeting; and (ii) the 10th calendar day after the day on which public announcement of the date of such annual general meeting is first made by the Company. In no event shall any adjournment or postponement of an annual general meeting or the public announcement thereof commence a new time period for the giving of a member’s notice as described in this Article.

For the purposes of the annual general meeting of the Company to be held in 2020, references in this Article 95 to the Company’s “preceding year’s annual general meeting” shall be construed as references to the annual general meeting of the Company held in 2019 or, if no such meeting is held, then such references shall be construed as references to the 2019 annual general meeting of Aon UK.

Notwithstanding anything in the foregoing provisions of this Article 92 to the contrary, in the event that the number of directors to be elected to the board is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased board of directors made by the

Company at least one hundred (100) calendar days prior to the date of the first anniversary of the preceding year’s annual general meeting, a member’s notice required by this Article 92 shall also be considered as validly delivered in accordance with this Article 92, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the Company’s registered not later than 5.00p.m., local time, on the tenth (10th) calendar day after the day on which such public announcement is first made by the Company.

For purposes of this Article 92, public announcement shall mean disclosure in a press release reported by Reuters, the Dow Jones News Service, Associated Press or a comparable news service or in a document publicly filed by the Company with the U.S. Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Notwithstanding the provisions of Article 90 or Article 91 or the foregoing provisions of this Article 92, a member shall also comply with all applicable requirements of the Act and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in Article 90 or Article 91 and this Article 92. Nothing in Article 90 or Article 91 or this Article 92 shall be deemed to affect any rights of members to request inclusion of proposals in, nor the right of the Company to omit proposals from, the Company’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

VOTES OF MEMBERS

Right to vote on a poll

93.       Subject to any rights or restrictions attached to any shares, on a vote on a resolution on a poll every member who is present in person or by proxy shall have one vote for every share of which he or she is the holder.

Votes of joint holders

94.       In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose seniority shall be determined by the order in which the names of the holders stand in the register.

Member under incapacity

95.       A member in respect of whom an order has been made by a court or official having jurisdiction (whether in Ireland or elsewhere) in matters concerning mental disorder may vote by his or her receiver, curator bonis or other person authorised for that purpose appointed by that court or official. That receiver, curator bonis or other person may vote by proxy. Subject to the Act, the right to vote shall be exercisable only if evidence satisfactory to the board of the authority of the person claiming to exercise the right to vote has been delivered to the office, or another place specified in accordance with these Articles for the delivery of proxy appointments, not less than 48 hours (or such lesser period as the board may determine in accordance with the provisions of the Act) before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised provided that the Company may specify, in any case, that in calculating the period of 48 hours (or lesser time period), no account shall be taken of any part of a day that is not a working day.

Calls in arrears

96.       No member shall be entitled to vote at a general meeting or at a separate meeting of the holders of any class of shares in the capital of the Company, either in person or by proxy, in respect of any share held by him or her unless all moneys presently payable by him or her in respect of that share have been paid.

Members in default of s1062 of the Act

97.       If at any time the board is satisfied that any member, or any other person appearing to be interested in shares held by such member, has been duly served with a notice under section 1062 of the Act (a section 1062 notice) and is in default for the prescribed period in supplying to the Company the information thereby required, or, in purported compliance with such a notice, has made a statement which is false or inadequate in a material particular, then the board may, in its absolute discretion at any time thereafter by notice (a direction notice) to such member, direct that:

(a)    in respect of the shares in relation to which the default occurred (the default shares, which expression includes any shares issued after the date of the section 1062 notice in respect of those shares), the member shall not be entitled to attend or vote either personally or by proxy at a general meeting or at a separate meeting of the holders of that class of shares or on a poll; and

(b)    in respect of the default shares:

(i)   no payment shall be made by way of dividend and no share shall be allotted pursuant to Article 181; and

(ii)  no transfer of any default share shall be registered unless:

(A)   the member is not himself or herself in default as regards supplying the information requested and the transfer when presented for registration is accompanied by a certificate by the member in such form as the board may in its absolute discretion require to the effect that after due and careful enquiry the member is satisfied that no person in default as regards supplying such information is interested in any of the shares the subject of the transfer; or

(B)   the transfer is an approved transfer.

Copy of notice to interested persons

98.       The Company shall send the direction notice to each other person appearing to be interested in the default shares, but the failure or omission by the Company to do so shall not invalidate such notice.

When restrictions cease to have effect

99.       Any direction notice shall cease to have effect not more than seven days after the earlier of receipt by the Company of:

(a)    a notice of an approved transfer, but only in relation to the shares transferred; or

(b)    all the information required by the relevant section 1062 notice, in a form satisfactory to the board.

Board may cancel restrictions	100. The board may at any time send a notice cancelling a direction notice.

Conversion of uncertificated shares	101. The Company may exercise any of its powers under Article 9 in respect of any default share that is held in uncertificated form.

Supplementary provisions

102.     For the purposes of this Article and Articles 97, 98, 99, 100 and 101;

(a)    a person shall be treated as appearing to be interested in any shares if the member holding such shares has sent to the Company a notification under section 1062 of the Act which either: (i) names such person as being so interested; or (ii) fails to establish the identities of all those interested in the shares, and (after taking into account the said notification and any other relevant section 1062 notification(s)) the Company knows or has reasonable cause to believe that the person in question is, or may be, interested in the shares;

(b)    the prescribed period is 14 days from the date of service of the section 1062 notice; and

(c)    a transfer of shares is an approved transfer if:

(i)   it is a transfer of shares pursuant to an acceptance of an “offer” (as defined in The Irish Takeover Panel Act, 1997, as amended);

(ii)  the board is satisfied that the transfer is made pursuant to a sale of the whole of the beneficial ownership of the shares the subject of the transfer to a party unconnected with the member and with any other person appearing to be interested in the shares; or

(iii)  the transfer results from a sale made through a market recognised for the purpose of section 1072 of the Act or any other stock exchange outside the Ireland on which the Company’s shares are normally traded.

Section 794 of the Act	103. Nothing contained in Article 97, 98, 99, 100, 101 or 102 limits the power of the Company under the Act (including under sections 1062 to 1066 of the Act).

Errors in voting

104.     If any votes are counted which ought not to have been counted, or might have been rejected, the error shall not vitiate the result of the voting unless it is pointed out at the same meeting, or at any adjournment of the meeting, and, in the opinion of the chairperson, it is of sufficient magnitude to vitiate the result of the voting.

Objection to voting

105.     No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting or poll at which the vote objected to is tendered. Every vote not disallowed at such meeting shall be valid and every vote not counted which ought to have been counted shall be disregarded. Any objection made in due time shall be referred to the chairperson whose decision shall be final and conclusive.

Voting: additional provisions	106. On a poll, a member entitled to more than one vote need not, if he or she votes, use all his or her votes or cast all the votes he or she uses in the same way.
PROXIES AND CORPORATE REPRESENTATIVES

Appointment of proxy: form

107.     Every member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his or her behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy shall, subject to compliance with the Act, be:

(a)    in the case of a proxy relating to shares in the capital of the Company held in the name of a Depositary, in a form or manner of communication approved by the board, which may include, without limitation, a voter instruction form to be provided to the Company by certain third parties on behalf of the Depositary; subject thereto, the appointment of a proxy may be:

(i)   in hard copy form; or

(ii)  in electronic form, to the electronic address provided by the Company for this purpose; or

(b)    in the case of a proxy relating to shares to which Article 107(a) does not apply:

(i)   in any usual form or in any other form or manner of communication which the board may approve; subject thereto, the appointment of a proxy may be:

(A)   in hard copy form; or

(B)   in electronic form, to the electronic address provided by the Company for this purpose.

Execution of proxy

108.       The appointment of a proxy, whether made in hard copy form or in electronic form, shall, subject to the provisions of the Act, be executed in such manner as may be approved by the board from time to time. Subject thereto, the appointment of a proxy shall be executed by the appointor or any person duly authorised by the appointor or, if the appointor is a corporation, executed by a duly authorised person or under its common seal or in any other manner authorised by its constitution.

Proxies: other provisions

109.       The board may, if it thinks fit, but subject to the provisions of the Act, at the Company’s expense send hard copy forms of proxy for use at the meeting and issue invitations in electronic form to appoint a proxy in relation to the meeting in such form as may be approved by the board. The appointment of a proxy shall not preclude a member from attending and voting in person at the meeting or poll concerned. A member may appoint more than one proxy to attend on the same occasion, provided that each such proxy is appointed to exercise the rights attached to a different share or shares held by that member.

Delivery/receipt of proxy appointment

110.       Without prejudice to Article 73(b) or to the second sentence of Article 84, but subject to the Act, the appointment of a proxy shall:

(a)    if in hard copy form, be delivered by hand or by post to the office or such other place as may be specified by or on behalf of the Company for that purpose:

(i)   in the notice convening the meeting; or

(ii)   in any form of proxy sent by or on behalf of the Company in relation to the meeting,

at least 48 hours (or such lesser period as the board may determine in compliance with the provisions of the Act) and specify in any such notice or form of proxy.

(b)    if in electronic form, be received at any address to which the appointment of a proxy may be sent by electronic means pursuant to a provision of the Act or to any other address specified by or on behalf of the Company for the purpose of receiving the appointment of a proxy in electronic form:

(i)   in the notice convening the meeting; or

(ii)   in any form of proxy sent by or on behalf of the Company in relation to the meeting; or

(iii)  in any invitation to appoint a proxy issued by the Company in relation to the meeting; or

(iv)  on a website that is maintained by or on behalf of the Company and identifies the Company,

at least 48 hours (or such lesser period as the board may determine in compliance with the provisions of the Act) and specify in any such method of notification.

The board may specify, when determining the dates by which proxies are to be lodged, that no account need be taken of any part of a day that is not a working day.

Authentication of proxy appointment not made by holder

11       Subject to the provisions of the Act, where the appointment of a proxy is expressed to have been or purports to have been made, sent or supplied by a person on behalf of the holder of a share:

(a)    the Company may treat the appointment as sufficient evidence of the authority of that person to make, send or supply the appointment on behalf of that holder; and

(b)    that holder shall, if requested by or on behalf of the Company at any time, send or procure the sending of reasonable evidence of the authority under which the appointment has been made, sent or supplied (which may include, without limitation, a copy of such authority certified notarially or in some other way approved by the board), to such address and by such time as may be specified in the request and, if the request is not complied with in any respect, the appointment may be treated as invalid.

Validity of proxy appointment

112.       Subject to Article 111, a proxy appointment which is not delivered or received in accordance with Article 110 shall be invalid. When two or more valid proxy appointments are delivered or received in respect of the same share for use at the same meeting, the one that was last delivered or received shall be treated as replacing or revoking the others as regards that share, provided that if the Company determines that it has insufficient evidence to decide whether or not a proxy appointment is in respect of the same share, it shall be entitled to determine which proxy appointment (if any) is to be treated as valid. Subject to the Act, the Company may determine at its discretion when a proxy appointment shall be treated as delivered or received for the purposes of these Articles.

Rights of proxy

113.       A proxy appointment shall be deemed to entitle the proxy to exercise all or any of the appointing member’s rights to attend and to speak and vote at a meeting of the Company in respect of the shares to which the proxy appointment relates. The proxy appointment shall, unless it provides to the contrary, be valid for any adjournment of the meeting as well as for the meeting to which it relates.

Company not required to check proxy votes

114.       The Company shall not be required to check that a proxy or corporate representative votes in accordance with any instructions given by the member by whom he or she is appointed. Any failure to vote as instructed shall not invalidate the proceedings on the resolution.

Corporate representatives

115.       Any corporation which is a member of the Company (in this Article, the grantor) may, by resolution of its directors or other governing body, authorise such person or persons as it thinks fit to act as its representative or representatives at any meeting of the Company or at any separate meeting of the holders of any class of shares. A director, the secretary or other person authorised for the purpose by the secretary may require all or any of such persons to produce a certified copy of the resolution of authorisation before permitting him or her to exercise his or her powers. Such person is entitled to exercise (on behalf of the grantor) the same powers as the grantor could exercise if it were an individual member of the Company. Where a grantor authorises more than one person to act as its representative and they purport to exercise a power in respect of the same shares:

(a)    if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way; and

(b)    if they do not purport to exercise the power in the same way as each other, the power is treated as not exercised.

Revocation of authority

116.       Subject to the Act, the termination of the authority of a person to act as a proxy or duly authorised representative of a corporation does not affect:

(a)    whether he or she counts in deciding whether there is a quorum at a meeting;

(b)    the validity of anything he or she does as chairperson of a meeting;

(c)    the validity of a poll demanded by him or her at a meeting; or

(d)    the validity of a vote given by that person,

unless notice of the termination was either delivered or received as mentioned in the following sentence at least 24 hours before the start of the relevant meeting or adjourned meeting or (in the case of a poll taken otherwise than on the same day as the meeting or adjourned meeting) the time appointed for taking the poll. Such notice of termination shall be either by means of a document in hard copy form delivered to the office or to such other place as may be specified by or on behalf of the Company in accordance with Article 110(a) or in electronic form received at the address specified by or on behalf of the Company in accordance with Article 110(b), regardless of whether any relevant proxy appointment was effected in hard copy form or in electronic form.

Duration of general authority

117.       Unless the board determines otherwise, a proxy given in the form of a power of attorney or similar authorisation granting power to a person to vote on behalf of a member at forthcoming meetings in general shall not be treated as valid for a period of more than three years, unless a contrary intention is stated in it.

BUSINESS COMBINATIONS

Shareholder approval of business combinations

118.       The adoption or authorisation of any Business Combination must be pre-approved by members of the Company representing at least two thirds in nominal value of the issued share capital of the Company (excluding shares held by the Company). The foregoing vote shall be in lieu of any lesser vote of the holders of the voting shares of the Company voting as one class otherwise required by law or by agreement, but shall be in addition to any class vote or other vote otherwise required by law, these Articles or any agreement to which the Company is a party.

For the purposes of this Article 118, the term Business Combination shall mean the sale or lease or exchange of all or substantially all of the property and of the assets of the Company to any person.

NUMBER OF DIRECTORS

Limits on number of directors	119. The number of directors shall be as the board may determine from time to time, but shall be not less than seven and no more than twenty one.

APPOINTMENT OF DIRECTORS

Annual re- election	120. Subject to Article 121, the directors shall be elected at each annual general meeting of the Company.

Eligibility for election

121.       Each director elected shall hold office until his or her successor is elected or until his or her earlier resignation or removal in accordance with Article 125, Article 136, Article 137 or, otherwise, pursuant to the Act.

122.       No person shall be appointed a director at any general meeting unless:

(a)      he is recommended by the board; or

(b)      notice in respect of that person is given by a member qualified to vote at the meeting has been received by the Company in accordance with Article 90 and Article 92 of the intention to propose that person for appointment stating the particulars which would, if he or she were so appointed, be required to be included in the Company’s register of directors, together with notice by that person of his or her willingness to be appointed.

Separate resolutions on appointment

123.       Except as otherwise authorised by the Act, a motion for the appointment of two or more persons as directors by a single resolution shall not be made unless a resolution that it should be so made has first been agreed to by the meeting without any vote being given against it.

Additional powers of the Company

124.       Subject to Article 119, Article 120 and Article 125, the Company may by ordinary resolution appoint a person who is willing to act to be a director either to fill a vacancy or as an additional director. The appointment of a person to fill a vacancy or as an additional director shall take effect from the end of the meeting.

Contested election

125.       In the event that at a meeting of the Company it is proposed to vote upon a number of resolutions for the appointment of a person as a director (each a Director Resolution) that exceeds the total number of directors that are to be appointed to the board at that meeting (the Board Number), the persons that shall be appointed shall first be the person who receives the greatest number of “for” votes (whether or not a majority of those are votes cast “for” that Director Resolution), then second shall be the person who receives the second greatest number of “for” votes (whether or not a majority of those votes are cast “for” that Director Resolution), and so on, until the number of directors so appointed equals the Board Number.

Article 125 not to apply

126.       Article 125 shall not apply to any resolution proposed to be voted on at a meeting in respect of the proposed removal of an existing director and appointment of a person instead of the person so removed, which pursuant to Article 137 and the Act shall be proposed as an ordinary resolution.

Appointment by board

127.       The board may appoint a person who is willing to act to be a director, either to fill a vacancy or as an additional director and in either case whether or not for a fixed term. Any director so appointed shall hold office until his or her successor is elected or until his or her earlier resignation or removal in accordance with Article 125, Article 136, Article 137 or, otherwise, pursuant to the Act.

No share qualification	128. A director shall not be required to hold any shares in the capital of the Company by way of qualification.

POWERS OF THE BOARD

Business to be managed by board

129.     Subject to the provisions of the Act and these Articles and to any directions given by special resolution, the business of the Company shall be managed by the board which may pay all expenses incurred in forming and registering the Company and may exercise all the powers of the Company, including without limitation the power to dispose of all or any part of the undertaking of the Company. No alteration of the Articles and no such direction shall invalidate any prior act of the board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Article shall not be limited by any special power given to the board by these Articles. A meeting of the board at which a quorum is present may exercise all powers exercisable by the board.

Exercise by Company of voting rights

130.      The board may exercise the voting power conferred by the shares in any body corporate held or owned by the Company in such manner in all respects as it thinks fit (including without limitation the exercise of that power in favour of any resolution appointing its members or any of them directors of such body corporate, or voting or providing for the payment of remuneration to the directors of such body corporate).

CHANGE OF THE COMPANY’S NAME

Change of the Company’s name	131. The Company’s name may be changed, subject to the approval of the Registrar of Companies, by special resolution of the Company.

DELEGATION OF POWERS OF THE BOARD

Committees of the board

132.      The board may delegate any of its powers to any committee consisting of one or more directors. The board may also delegate to any director holding any executive office such of its powers as the board considers desirable to be exercised by him or her. Any such delegation shall, in the absence of express provision to the contrary in the terms of delegation, be deemed to include authority to sub-delegate to one or more directors (whether or not acting as a committee) or to any employee or agent of the Company all or any of the powers delegated and may be made subject to such conditions as the board may specify, and may be revoked or altered. Subject to any conditions imposed by the board, the proceedings of a committee with two or more members shall be governed by these Articles regulating the proceedings of directors so far as they are capable of applying.

Local boards etc.

133.      The board may establish local or divisional boards or agencies for managing any of the affairs of the Company, either in Ireland or elsewhere, and may appoint any persons to be members of the local or divisional boards, or any managers or agents, and may fix their remuneration. The board may delegate to any local or divisional board, manager or agent any of the powers, authorities and discretions vested in or exercisable by the board, with power to sub-delegate, and may authorise the members of any local or divisional board, or any of them, to fill any vacancies and to act notwithstanding vacancies. Any appointment or delegation made pursuant to this Article may be made on such terms and subject to such conditions as the board may decide. The board may remove any person so appointed and may revoke or vary the delegation but no person dealing in good faith and without notice of the revocation or variation shall be affected by it.

Agents

134.      The board may, by power of attorney or otherwise, appoint any person to be the agent of the Company for such purposes, with such powers, authorities and discretions (not exceeding those vested in the board) and on such conditions as the board determines, including without limitation authority for the agent to delegate all or any of his or her powers, authorities and discretions, and may revoke or vary such delegation.
Offices including title “director” or “officer”

135.      The board may appoint any person to any office or employment having a designation or title including the word “director” or “officer” or attach to any existing office or employment with the Company such a designation or title and may terminate any such appointment or the use of any such designation or title. The inclusion of the word “director” in the designation or title of any such office or employment shall not imply that the holder is a director of the Company, and the holder shall not thereby be empowered in any respect to act as, or be deemed to be a director of the Company for any of the purposes of these Articles.

DISQUALIFICATION AND REMOVAL OF DIRECTORS

Disqualification as a director

136.      A person ceases to be a director as soon as:

(a)    that person ceases to be a director by virtue of any provision of the Act or is prohibited from being a director by law;

(b)    a bankruptcy order is made against that person;

(c)    a composition is made with that person’s creditors generally in satisfaction of that person’s debts;

(d)    a registered medical practitioner who is treating that person gives a written opinion to the Company stating that that person has become physically or mentally incapable of acting as a director and may remain so for more than three months;

(e)    by reason of that person’s mental health, a court makes an order which wholly or partly prevents that person from personally exercising any powers or rights which that person would otherwise have;

(f)  notification is received by the Company from the director that the director is resigning or retiring from office, and such resignation or retirement has taken effect in accordance with its terms; or

(g)    that person dies.

Power of Company to remove director

137.      The Company may, without prejudice to the provisions of the Act, by ordinary resolution remove any director from office (notwithstanding any provision of these Articles or of any agreement between the Company and such director, but without prejudice to any claim he or she may have for damages for breach of any such agreement). No special notice need be given of any resolution to remove a director in accordance with this Article and no director proposed to be removed in accordance with this Article has any special right to protest against his removal. The Company may, by ordinary resolution, appoint another person in place of a director removed from office in accordance with this Article.

NON-EXECUTIVE DIRECTORS

Arrangements with non- executive directors

138.      Subject to the provisions of the Act, the board may enter into, vary and terminate an agreement or arrangement with any director who does not hold executive office for the provision of his or her services to the Company. Any such agreement or arrangement may be made on such terms as the board determines.

Ordinary remuneration	139. Each non-executive director shall be paid a fee for their services (which shall be deemed to accrue from day to day) at such rate as may from time to time be determined by the board.

Additional remuneration for special services

140.      Any director who does not hold executive office and who performs special services which in the opinion of the board are outside the scope of the ordinary duties of a director, may be paid such extra remuneration by way of additional fee, salary, commission or otherwise as the board may determine.

DIRECTORS’ EXPENSES
Directors may be paid expenses

141.     The directors may be paid all travelling, hotel, and other expenses properly incurred by them in connection with their attendance at meetings of the board or committees of the board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties.

EXECUTIVE DIRECTORS
Appointment to executive office

142.     Subject to the provisions of the Act, the board may appoint one or more of its body to be the holder of any executive office (including, without limitation, to hold office as president, chief executive officer and/or treasurer, but excluding that of auditor) in the Company and may enter into an agreement or arrangement with any such director for his or her employment by the Company or for the provision by him or her of any services outside the scope of the ordinary duties of a director. Any such appointment, agreement or arrangement may be made on such terms, including without limitation terms as to remuneration, as the board determines. The board may revoke or vary any such appointment but without prejudice to any rights or claims which the person whose appointment is revoked or varied may have against the Company because of the revocation or variation.

Termination of appointment to executive office

143.     Any appointment of a director to an executive office shall terminate if he or she ceases to be a director but without prejudice to any rights or claims which he or she may have against the Company by reason of such cessation. A director appointed to an executive office shall not cease to be a director merely because his or her appointment to such executive office terminates.

Emoluments to be determined by the board

144.     The emoluments of any director holding executive office for his or her services as such shall be determined by the board, and may be of any description, including without limitation admission to, or continuance of, membership of any scheme (including any share acquisition scheme) or fund instituted or established or financed or contributed to by the Company for the provision of pensions, life assurance or other benefits for employees or their dependants, or the payment of a pension or other benefits to him or her or his or her dependants on or after retirement or death, apart from membership of any such scheme or fund.

DIRECTORS’ INTERESTS
Authorisation under s228 of the Act

145.     For the purposes of section 228 of the Act, the board may authorise any matter proposed to it in accordance with these Articles which would, if not so authorised, involve a breach of duty by a director under that section, including, without limitation, any matter which relates to a situation in which a director has, or can have, an interest which conflicts, or possibly may conflict, with the interests of the Company. Any such authorisation will be effective only if:

(a)    any requirement as to quorum at the meeting at which the matter is considered is met without counting the director in question or any other interested director; and

(b)    the matter was agreed to without their voting or would have been agreed to if their votes had not been counted.

The board may (whether at the time of the giving of the authorisation or subsequently) make any such authorisation subject to any limits or conditions it expressly imposes but such authorisation is otherwise given to the fullest extent permitted. The board may vary or terminate any such authorisation at any time.

For the purposes of the Articles, a conflict of interest includes a conflict of interest and duty and a conflict of duties, and interest includes both direct and indirect interests.

Director may contract with the Company and hold other offices etc.

146.     Provided that he or she has disclosed to the board the nature and extent of his or her interest, a director notwithstanding his or her office:

(a)    may be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise (directly or indirectly) interested;

(b)    may act by himself or his firm or by herself or her firm in a professional capacity for the Company (otherwise than as auditor) and he or she or his or her firm shall be entitled to remuneration for professional services as if he or she were not a director; and

(c)    may be a director or other officer of, or employed by, or a party to a transaction or arrangement with, or otherwise interested in, any body corporate:

(i)   in which the Company is (directly or indirectly) interested as shareholder or otherwise; or

(ii)  with which he or she has such a relationship at the request or direction of the Company.

Remuneration, benefits etc.

147.     A director shall not, by reason of his or her office, be accountable to the Company for any remuneration or other benefit which he or she derives from any office or employment or from any transaction or arrangement or from any interest in any body corporate:

(a)    the acceptance, entry into or existence of which has been approved by the board pursuant to Article 145 (subject, in any such case, to any limits or conditions to which such approval was subject); or

(b)    which he or she is permitted to hold or enter into by virtue of paragraph (a), (b) or (c) of Article 146;

nor shall the receipt of any such remuneration or other benefit constitute a breach of his or her duties under section 228 of the Act.

Notification of interests	148. Any disclosure required by Article 145 may be made at a meeting of the board, by notice in writing or by general notice or otherwise in accordance with section 231 of the Act.
Duty of confidentiality to another person

149.     A director shall be under no duty to the Company with respect to any information which he or she obtains or has obtained otherwise than as a director of the Company and in respect of which he or she owes a duty of confidentiality to another person. However, to the extent that his or her relationship with that other person gives rise to a conflict of interest or possible conflict of interest, this Article applies only if the existence of that relationship has been approved by the board pursuant to Article 145. In particular, the director shall not be in breach of the general duties he or she owes to the Company by virtue of section 228 of the Act because he or she fails:

(a)    to disclose any such information to the board or to any director or other officer or employee of the Company; and/or

(b)    to use or apply any such information in performing his or her duties as a director of the Company.

Consequences of authorisation

150.     Where the existence of a director’s relationship with another person has been approved by the board pursuant to Article 142 and his or her relationship with that person gives rise to a conflict of interest or possible conflict of interest, the director shall not be in breach of the general duties he or she owes to the Company by virtue of section 228 of the Act because he:

(a)    absents himself or herself from meetings of the board at which any matter relating to the conflict of interest or possible conflict of interest will or may be discussed or from the discussion of any such matter at a meeting or otherwise; and/or

(b)    makes arrangements not to receive documents and information relating to any matter which gives rise to the conflict of interest or possible conflict of interest sent or supplied by the Company and/or for such documents and information to be received and read by a professional adviser,

for so long as he or she reasonably believes such conflict of interest or possible conflict of interest subsists.

Without prejudice to equitable principles or rule of law

151.     The provisions of Articles 149 and 150 are without prejudice to any equitable principle or rule of law which may excuse the director from:

(a)    disclosing information, in circumstances where disclosure would otherwise be required under these Articles; or

(b)    attending meetings or discussions or receiving documents and information as referred to in Article 150, in circumstances where such attendance or receiving such documents and information would otherwise be required under these Articles.

GRATUITIES, PENSIONS AND INSURANCE

Gratuities and pensions

152.     The board may (by establishment of, or maintenance of, schemes or otherwise) provide benefits, whether by the payment of gratuities or pensions or by insurance or otherwise, for any past or present director or employee of the Company or any of its subsidiary undertakings or any body corporate associated with, or any business acquired by, any of them, and for any member of his or her family (including a spouse, a civil partner, a former spouse and a former civil partner) or any person who is or was dependent on him or her , and may (as well before as after he or she ceases to hold such office or employment) contribute to any fund and pay premiums for the purchase or provision of any such benefit.

Insurance

153.     Without prejudice to the provisions of Article 218, the board may exercise all the powers of the Company to purchase and maintain insurance for or for the benefit of any person who is or was:

(a)    a director, officer or employee of the Company, or any body which is or was the holding company or subsidiary undertaking of the Company, or in which the Company or such holding company or subsidiary undertaking has or had any interest (whether direct or indirect) or with which the Company or such holding company or subsidiary undertaking is or was in any way allied or associated; or

(b)    a trustee of any pension fund in which employees of the Company or any other body referred to in paragraph (a) of this Article are or have been interested,

including without limitation insurance against any liability incurred by such person in respect of any act or omission in the actual or purported execution or discharge of his or her duties or in the exercise or purported exercise of his or her powers or otherwise in relation to his or her duties, powers or offices in relation to the relevant body or fund.

Company Property

154.     Each director is expressly permitted (for the purposes of section 228(1)(d) of the Act) to use the property of the Company pursuant to or in connection with the exercise or performance of his or her duties, functions and powers as director or employee, the terms of any contract of service or employment or letter of appointment and/or any other usage authorised by the directors (or a person authorised by the directors) from time to time, and including in each case for a director’s own benefit or for the benefit of another person.

Directors not liable to account

155.     No director or former director shall be accountable to the Company or the members for any benefit provided pursuant to these Articles. The receipt of any such benefit shall not disqualify any person from being or becoming a director of the Company.

Provision in the case of cessation or transfer of undertaking

156.     The board may make provision for the benefit of any persons employed or formerly employed by the Company or any of its subsidiaries other than a director or former director or shadow director in connection with the cessation or the transfer of the whole or part of the undertaking of the Company or any subsidiary.

PROCEEDINGS OF THE BOARD
Convening meetings

157.     Subject to the provisions of these Articles, the board may regulate its proceedings as it thinks fit. A director may, and the secretary at the request of a director shall, call a meeting of the board by giving notice of the meeting to each director. Notice of a board meeting shall be deemed to be given to a director if it is given to him or her personally or by word of mouth or sent in hard copy form to him or her at his or her last known address or such other address (if any) as may for the time being be specified by him or her or on his or her behalf to the Company for that purpose, or sent in electronic form to such address (if any) for the time being specified by him or her or on his or her behalf to the Company for that purpose. Questions arising at a meeting shall be decided by a majority of votes. Any director may waive notice of a meeting and any such waiver may be retrospective. Any notice pursuant to this Article need not be in writing if the board so determines and any such determination may be retrospective.

Quorum

158.     The quorum for the transaction of the business of the board may be fixed by the board and unless so fixed at any other number shall be a majority of the directors then in office. Any director who ceases to be a director at a board meeting may continue to be present and to act as a director and be counted in the quorum until the termination of the board meeting if no director objects.

Powers of directors if number falls below minimum

159.     The continuing directors or a sole continuing director may act notwithstanding any vacancies in their number, but if the number of directors is less than the number fixed as the quorum the continuing directors or director may act only for the purpose of filling vacancies or of calling a general meeting.

Chairperson and deputy chairperson

160.     The board may appoint one of their number to be the chairperson, and one of their number to be the deputy chairperson, of the board and may at any time remove either of them from such office. Unless he or she is unwilling to do so, the director appointed as chairperson, or in his or her stead the director appointed as deputy chairperson, shall preside at every meeting of the board at which he or she is present. If there is no director holding either of those offices, or if neither the chairperson nor the deputy chairperson is willing to preside or neither of them is present within five minutes after the time appointed for the meeting, the directors present may appoint one of their number to be chairperson of the meeting.

Validity of acts of the board

161.     All acts done by a meeting of the board, or of a committee of the board, or by a person acting as a director, shall, notwithstanding that it be afterwards discovered that there was a defect in the appointment of any director or any member of the committee or that any of them were disqualified from holding office, or had vacated office, or were not entitled to vote, be as valid as if every such person had been duly appointed and was qualified and had continued to be a director and had been entitled to vote.

Resolutions in writing

162.     A resolution in writing agreed to by all the directors entitled to vote at a meeting of the board or of a committee of the board (not being less than the number of directors required to form a quorum of the board) shall be as valid and effectual as if it had been passed at a meeting of the board or (as the case may be) a committee of the board duly convened and held. For this purpose:

(a)    a director signifies his or her agreement to a proposed written resolution when the Company receives from him or her a document indicating his or her agreement to the resolution authenticated in the manner permitted by the Act for a document in the relevant form; and

(b)    the director may send the document in hard copy form or in electronic form to such address (if any) for the time being specified by the Company for that purpose.

Meetings by telephone etc.

163.     Without prejudice to the first sentence of Article 157, a person entitled to be present at a meeting of the board or of a committee of the board shall be deemed to be present for all purposes if he or she is able (directly or by electronic communication) to speak to and be heard by all those present or deemed to be present simultaneously. A director so deemed to be present shall be entitled to vote and be counted in a quorum accordingly. Such a meeting shall be deemed to take place where it is convened to be held or (if no director is present in that place) where the largest group of those participating is assembled, or, if there is no such group, where the chairperson of the meeting is. The word meeting in these Articles shall be construed accordingly.

Directors’ power to vote on contracts in which they are interested

164.     Except as otherwise provided by these Articles, a director shall not vote at a meeting of the board or a committee of the board on any resolution of the board concerning a matter in which he or she has an interest (other than by virtue of his or her interests in shares or debentures or other securities of, or otherwise in or through, the Company) which can reasonably be regarded as likely to give rise to a conflict with the interests of the Company, unless his or her interest arises only because the resolution concerns one or more of the following matters:

(a)    the giving of a guarantee, security or indemnity in respect of money lent or obligations incurred by him or her or any other person at the request of or for the benefit of, the Company or any of its subsidiary undertakings;

(b)    the giving of a guarantee, security or indemnity in respect of a debt or obligation of the Company or any of its subsidiary undertakings for which the director has assumed responsibility (in whole or part and whether alone or jointly with others) under a guarantee or indemnity or by the giving of security;

(c)    a contract, arrangement, transaction or proposal concerning an offer of shares, debentures or other securities of the Company or any of its subsidiary undertakings for subscription or purchase, in which offer he or she is or may be entitled to participate as a holder of securities or in the underwriting or sub-underwriting of which he or she is to participate;

(d)    a contract, arrangement, transaction or proposal concerning any other body corporate in which he or she or any person connected with him or her is interested, directly or indirectly, and whether as an officer, shareholder, creditor or otherwise, if he or she and any persons connected with him or her do not to his or her knowledge hold an interest (as that term is used in Chapter 5 of Part 5 of the Act) representing one per cent. or more of either any class of the equity share capital of such body corporate (or any other body corporate through which his or her interest is derived) or of the voting rights available to members of the relevant body corporate (any such interest being deemed for the purpose of this Article to be likely to give rise to a conflict with the interests of the Company in all circumstances);

(e)    a contract, arrangement, transaction or proposal for the benefit of employees of the Company or of any of its subsidiary undertakings which does not award him or her any privilege or benefit not generally accorded to the employees to whom the arrangement relates; and

(f)  a contract, arrangement, transaction or proposal concerning any insurance which the Company is empowered to purchase or maintain for, or for the benefit of, any directors of the Company or for persons who include directors of the Company.

165.     The Company may by ordinary resolution suspend or relax to any extent, either generally or in respect of any particular matter, any provision of these Articles prohibiting a director from voting at a meeting of the board or of a committee of the board.

Division of proposals

166.     Where proposals are under consideration concerning the appointment (including without limitation fixing or varying the terms of appointment) of two or more directors to offices or employments with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately. In such cases each of the directors concerned shall be entitled to vote in respect of each resolution except that concerning his or her own appointment.

Decision of Chairperson

167.     If a question arises at a meeting of the board or of a committee of the board as to the entitlement of a director to vote, the question may, before the conclusion of the meeting, be referred to the chairperson of the meeting and his or her ruling in relation final and conclusive

to any director other than himself or herself shall be final and conclusive except in a case where the nature or extent of the interests of the director concerned have not been fairly disclosed. If any such question arises in respect of the chairperson of the meeting, it shall be decided by resolution of the board (on which the chairperson shall not vote) and such resolution will be final and conclusive except in a case where the nature and extent of the interests of the chairperson have not been fairly disclosed.

SECRETARY
Appointment and removal of secretary

168.     Subject to the provisions of the Act, the secretary shall be appointed by the board for such term, at such remuneration and on such conditions as it may think fit. Any secretary so appointed may be removed by the board, but without prejudice to any claim for damages for breach of any contract of service between him or her and the Company.

MINUTES
Minutes required to be kept

169.     The board shall cause minutes to be recorded for the purpose of:

(a)    all appointments of officers made by the board; and

(b)    all proceedings at meetings of the Company, the holders of any class of shares in the capital of the Company, the board and committees of the board, including the names of the directors present at each such meeting.

Conclusiveness of minutes

170.     Any such minutes, if purporting to be authenticated by the chairperson of the meeting to which they relate or of the next meeting, shall be sufficient evidence of the proceedings at the meeting without any further proof of the facts stated in them.

THE SEAL
Authority to affix seal

171.     The Company shall have a common seal which shall only be used by the authority of the board or of a committee of the board authorised by the board in that regard and every instrument to which the seal has been affixed shall be signed by any person who shall be either a director or the secretary or some other person authorised by the board, either generally or specifically, for the purpose.

Duplicate and securities seals

172.     The Company may have for use in any place or places outside Ireland, a duplicate seal or seals each of which shall be a duplicate of the common seal of the Company except, in the case of a seal for use in sealing documents creating or evidencing securities issued by the Company, for the addition on its face of the word “Securities” and if the board so determines, with the addition on its face of the name of every place where it is to be used.

Certificates for shares and debentures

173.     Subject to the Act, the board may by resolution determine either generally or in any particular case that any certificate for shares or debentures or representing any other form of security may have any signature affixed to it by some mechanical or electronic means, or printed on it or, in the case of a certificate executed under the seal, need not bear any signature.

REGISTERS
Overseas and local registers

174.     Subject to the provisions of the Act, the Company may keep an overseas or local or other register in any place, and the board may make, amend and revoke any regulations it thinks fit about the keeping of that register.

Authentication and certification of copies and extracts

175.     Any director or the secretary or any other person appointed by the board for the purpose shall have power to authenticate and certify as true copies of and extracts from:

(a)    any document comprising or affecting the constitution of the Company, whether in hard copy form or electronic form;

(b)    any resolution passed by the Company, the holders of any class of shares in the capital of the Company, the board or any committee of the board, whether in hard copy form or electronic form; and

(c)    any book, record and document relating to the business of the Company, whether in hard copy form or electronic form (including without limitation the accounts).

If certified in this way, a document purporting to be a copy of a resolution, or the minutes or an extract from the minutes of a meeting of the Company, the holders of any class of shares in the capital of the Company, the board or a committee of the board, whether in hard copy form or electronic form, shall be conclusive evidence in favour of all persons dealing with the Company in reliance on it or them that the resolution was duly passed or that the minutes are, or the extract from the minutes is, a true and accurate record of proceedings at a duly constituted meeting.

DIVIDENDS
Declaration of dividends

176.     Subject to the provisions of the Act, the Company may by ordinary resolution declare dividends in accordance with the respective rights of the members, but no dividend shall exceed the amount recommended by the board.

Interim dividends

177.     Subject to the provisions of the Act, the board may pay interim dividends if it appears to the board that they are justified by the profits of the Company available for distribution. If the share capital is divided into different classes, the board may:

(a)    pay interim dividends on shares which confer deferred or non-preferred rights with regard to dividends as well as on shares which confer preferential rights with regard to dividends, but no interim dividend shall be paid on shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrear; and

(b)    pay at intervals settled by it any dividend payable at a fixed rate if it appears to the board that the profits available for distribution justify the payment.

If the board acts in good faith it shall not incur any liability to the holders of shares conferring preferred rights for any loss they may suffer by the lawful payment of an interim dividend on any shares having deferred or non-preferred rights.

Declaration and payment in different currencies

178.     Dividends may be declared and paid in any currency or currencies that the board shall determine. The board may also determine the exchange rate and the relevant date for determining the value of the dividend in any currency.

Apportionment of dividends

179.     Except as otherwise provided by the rights attached to shares, all dividends shall be declared and paid according to the amounts paid up on the shares on which the dividend is paid; but no amount paid on a share in advance of the date on which a call is payable shall be treated for the purpose of this Article as paid on the share. All dividends shall be apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid; but, if any share is allotted or issued on terms providing that it shall rank for dividend as from a particular date, that share shall rank for dividend accordingly.

Dividends in specie

180.     A general meeting declaring a dividend may, on the recommendation of the board, by ordinary resolution direct that it shall be satisfied wholly or partly by the distribution of assets, including without limitation paid up shares or debentures of another body corporate. The board may make any arrangements it thinks fit to settle any difficulty arising in connection with the distribution, including without limitation: (a) the fixing of the value for distribution of any assets; (b) the payment of cash to any member on the basis of that value in order to adjust the rights of members; and (c) the vesting of any asset in a trustee.

Scrip dividends: authorising resolution

181.     The board may, if authorised by an ordinary resolution of the Company (the Resolution), offer any holder the right to elect to receive shares, credited as fully paid, instead of cash in respect of the whole (or some part, to be determined by the board) of all or any dividend specified by the Resolution. The offer shall be on the terms and conditions and be made in the manner specified in Article 182 or, subject to those provisions, specified in the Resolution.

Scrip dividends: procedures

182.     The following provisions shall apply to the Resolution and any offer made pursuant to it and Article 181.

(a)    The Resolution may specify a particular dividend, or may specify all or any dividends declared within a specified period.

(b)    Each holder shall be entitled to that number of new shares as are together as nearly as possible equal in value to (but not greater than) the cash amount (disregarding any tax credit) of the dividend that such holder elects to forgo (each a new share). For this purpose, the value of each new share shall be:

(i)   equal to the average quotation for the Company’s Class A Ordinary Shares, that is, the average of the middle market quotations for those shares on the New York Stock Exchange or other exchange or quotation service on which the Company’s Class A Ordinary Shares are listed or quoted as derived from such source as the board may deem appropriate, on the day on which such shares are first quoted ex the relevant dividend and the four subsequent business days; or

(ii)  calculated in any other manner specified by the Resolution,

      but shall never be less than the par value of the new share.

      A certificate or report by the auditors as to the value of a new share in respect of any dividend shall be conclusive evidence of that value.

(c)    On or as soon as practicable after announcing that any dividend is to be declared or recommended, the board, if it intends to offer an election in respect of that dividend, shall also announce that intention. If, after determining the basis of allotment, the board decides to proceed with the offer, it shall notify the holders of shares of the terms and conditions of the right of election offered to them, specifying the procedure to be followed and place at which, and the latest time by which, elections or notices amending or terminating existing elections must be delivered in order to be effective.

(d)    The board shall not proceed with any election unless the board has sufficient authority to allot shares and sufficient reserves or funds that may be appropriated to give effect to it after the basis of allotment is determined.

(e)    The board may exclude from any offer any holders of shares where the board believes the making of the offer to them would or might involve the contravention of the laws of any territory or that for any other reason the offer should not be made to them.

(f)  The dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable in cash on shares in respect of which an election has been made (the elected shares) and instead such number of new shares shall be allotted to each holder of elected shares as is arrived at on the basis stated in paragraph (b) of this Article. For that purpose the board shall appropriate out of any amount for the time being standing to the credit of any reserve or fund (including without limitation the profit and loss account), whether or not it is available for distribution, a sum equal to the aggregate nominal amount of the new shares to be allotted and apply it in paying up in full the appropriate number of new shares for allotment and distribution to each holder of elected shares as is arrived at on the basis stated in paragraph (b) of this Article.

(g)    The new shares when allotted shall rank equally in all respects with the fully paid shares of the same class then in issue except that they shall not be entitled to participate in the relevant dividend.

(h)    No fraction of a share shall be allotted. The board may make such provision as it thinks fit for any fractional entitlements including without limitation payment in cash to holders in respect of their fractional entitlements, provision for the accrual, retention or accumulation of all or part of the benefit of fractional entitlements to or by the Company or to or by or on behalf of any holder or the application of any accrual, retention or accumulation to the allotment of fully paid shares to any holder.

(i)   The board may do all acts and things it considers necessary or expedient to give effect to the allotment and issue of any share pursuant to this Article or otherwise in connection with any offer made pursuant to this Article and may authorise any person, acting on behalf of the holders concerned, to enter into an agreement with the Company providing for such allotment or issue and incidental matters. Any agreement made under such authority shall be effective and binding on all concerned.

(j)   The board may, at its discretion, amend, suspend or terminate any offer pursuant to this Article.

Permitted deductions and retentions

183.     The board may deduct from any dividend or other moneys payable to any member in respect of a share any moneys presently payable by him or her to the Company in respect of that share. Where a person is entitled by transmission to a share, the board may retain any dividend payable in respect of that share until that person (or that person’s transferee) becomes the holder of that share.

Procedure for payment to holders and others entitled

184.     Any dividend or other moneys payable in respect of a share may be paid:

(a)    in cash; or

(b)    by cheque or warrant made payable to or to the order of the holder or person entitled to payment; or

(c)    by any direct debit, bank or other funds transfer system to the holder or person entitled to payment or, if practicable, to a person designated by notice to the Company by the holder or person entitled to payment; or

(d)    by any other method approved by the board and agreed (in such form as the Company thinks appropriate) by the holder or person entitled to payment.

Joint entitlement

185.     If two or more persons are registered as joint holders of any share, or are entitled by transmission jointly to a share, the Company may:

(a)    pay any dividend or other moneys payable in respect of the share to any one of them and any one of them may give effectual receipt for that payment; and

(b)    for the purpose of Article 184, rely in relation to the share on the written direction, designation or agreement of, or notice to the Company by, any one of them.

Payment by post

186.     A cheque or warrant may be sent by post:

(a)    where a share is held by a sole holder, to the registered address of the holder of the share; or

(b)    if two or more persons are the holders, to the registered address of the person who is first named in the register; or

(c)    if a person is entitled by transmission to the share, as if it were a notice to be sent under Article 200; or

(d) in any case, to such person and to such address as the person entitled to payment may direct by notice to the Company.

Discharge to Company and risk

187.     Payment of a cheque or warrant by the bank on which it was drawn or the transfer of funds by the bank instructed to make the transfer shall be a good discharge to the Company. Every cheque or warrant sent or transfer of funds made by the relevant bank or system in accordance with these Articles shall be at the risk of the holder or person entitled. The Company shall have no responsibility for any sums lost or delayed in the course of payment by any method used by the Company in accordance with Article 184.

Interest not payable	188. No dividend or other moneys payable in respect of a share shall bear interest against the Company unless otherwise provided by the rights attached to the share.

Forfeiture of unclaimed dividends

189.     Any dividend which has remained unclaimed for 12 years from the date when it became due for payment shall, if the board so resolves, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other moneys payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company’s own account. Such payment shall not constitute the Company a trustee in respect of it. The Company shall be entitled to cease sending dividend warrants and cheques by post or otherwise to a member if those instruments have been returned undelivered, or left uncashed by that member, on at least two consecutive occasions, or, following one such occasion, reasonable enquiries have failed to establish the member’s new address. The entitlement conferred on the Company by this Article in respect of any member shall cease if the member claims a dividend or cashes a dividend warrant or cheque.

CAPITALISATION OF PROFITS AND RESERVES

Power to capitalise

190.     Subject to the Act, the board may with the authority of an ordinary resolution of the Company:

(a)    subject to the provisions of this Article, resolve to capitalise any undistributed profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or any sum standing to the credit of any reserve or other fund, including without limitation the Company’s share premium account, undenominated capital account, revaluation reserve and capital redemption reserve, if any;

(b)    appropriate the sum resolved to be capitalised to the members or any class of members on the record date specified in the relevant resolution who would have been entitled to it if it were distributed by way of dividend and in the same proportions;

(c)    apply that sum on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any shares held by them respectively, or in paying up in full shares, debentures or other obligations of the Company of a nominal amount equal to that sum but the share premium account, the undenominated capital account, any revaluation reserve, the capital redemption reserve and any profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up shares to be allotted to members credited as fully paid;

(d)    allot the shares, debentures or other obligations credited as fully paid to those members, or as they may direct, in those proportions, or partly in one way and partly in the other;

(e)    where shares or debentures become, or would otherwise become, distributable under this Article in fractions, make such provision as they think fit for any fractional entitlements including without limitation authorising their sale and transfer to any person, resolving that the distribution be made as nearly as practicable in the correct proportion but not exactly so, ignoring fractions altogether or resolving that cash payments be made to any members in order to adjust the rights of all parties;

(f)  authorise any person to enter into an agreement with the Company on behalf of all the members concerned providing for either:

(i)   the allotment to the members respectively, credited as fully paid, of any shares, debentures or other obligations to which they are entitled on the capitalisation; or

(ii)  the payment up by the Company on behalf of the members of the amounts, or any part of the amounts, remaining unpaid on their existing shares by the application of their respective proportions of the sum resolved to be capitalised, and any agreement made under that authority shall be binding on all such members; and

(g)    generally do all acts and things required to give effect to the ordinary resolution.

RECORD DATES

Record dates for dividends etc.

191.     Notwithstanding any other provision of these Articles, and subject to the Act, the Company or the board may:

(a)    fix any date as the record date for any dividend, distribution, allotment or issue, which may be on or at any time before or after any date on which the dividend, distribution, allotment or issue is declared, paid or made;

(b)    for the purpose of determining which persons are entitled to attend and vote at a general meeting of the Company, or a separate general meeting of the holders of any class of shares in the capital of the Company, and how many votes such persons may cast, specify in the notice of meeting a time by which a person must be entered on the register in order to have the right to attend or vote at the meeting; changes to the register after the time specified by virtue of this Article 191 shall be disregarded in determining the rights of any person to attend or vote at the meeting; and

(c)    for the purpose of sending notices of general meetings of the Company, or separate general meetings of the holders of any class of shares in the capital of the Company, under these Articles, determine that persons entitled to receive such notices are those persons entered on the register at the close of business on a day determined by the Company or the board, which day may not be more than 21 days before the day that notices of the meeting are sent.

ACCOUNTS

Rights to inspect records

192.     No member shall (as such) have any right to inspect any accounting records or other book or document of the Company except as conferred by statute or authorised by the board or by ordinary resolution of the Company or order of a court of competent jurisdiction. No member shall be entitled to require discovery of or any information respecting any detail of the Company’s trading, or any matter which is or may be in the nature of a trade secret, mystery of trade, or secret process which may relate to the conduct of the business of the Company and which in the opinion of the directors it would be inexpedient in the interests of the members of the Company to communicate to the public

Sending of statutory financial statements

193.     A copy of the statutory financial statements of the Company (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the directors’ report and auditors’ report or summary financial statements prepared in accordance with section 1119 of the Act shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one (21) clear days before the date of the annual general meeting, to every person entitled under the provisions of the Act to receive them; provided that in the case of those documents sent by electronic mail or any other electronic means, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes, and provided further that where the directors elect to send summary financial statements to the members, any member may request that he or she be sent a hard copy of the statutory financial statements of the Company.

COMMUNICATIONS

When notice required to be in writing	194. Any notice to be sent to or by any person pursuant to these Articles (other than a notice calling a meeting of the board) shall be in writing.

Methods of Company sending notice

195.     Subject to Article 194 and unless otherwise provided by these Articles, the Company shall send or supply a document or information that is required or authorised to be sent or supplied to a member or any other person by the Company by a provision of the Act or pursuant to these Articles or to any other rules or regulations to which the Company may be subject in such form and by such means as it may in its absolute discretion determine provided that the provisions of the Act which apply to sending or supplying a document or information required or authorised to be sent or supplied by the Act shall, the necessary changes having been made, also apply to sending or supplying any document or information required or authorised to be sent by these Articles or any other rules or regulations to which the Company may be subject.

Methods of member etc. sending document or information

196.     Subject to Article 194 and unless otherwise provided by these Articles, a member or a person entitled by transmission to a share shall send a document or information pursuant to these Articles to the Company in such form and by such means as it may in its absolute discretion determine provided that:

(a)    the determined form and means are permitted by the Act for the purpose of sending or supplying a document or information of that type to a company pursuant to a provision of the Act; and

(b)    unless the board otherwise permits, any applicable condition or limitation specified in the Act, including without limitation as to the address to which the document or information may be sent, is satisfied.

Unless otherwise provided by these Articles or required by the board, such document or information shall be authenticated in the manner specified by the Act for authentication of a document or information sent in the relevant form.

Notice to joint holders

197.     In the case of joint holders of a share any document or information shall be sent to the joint holder whose name stands first in the register in respect of the joint holding and any document or information so sent shall be deemed for all purposes sent to all the joint holders.

Deemed receipt of notice

198.     A member present, either in person or by proxy, at any meeting of the Company or of the holders of any class of shares in the capital of the Company shall be deemed to have been sent notice of the meeting and, where requisite, of the purposes for which it was called.

Terms and conditions for electronic communications

199.     Subject to the Act, the Electronic Commerce Act 2000 and / any other provisions of applicable law from time to time, the board may from time to time issue, endorse or adopt terms and conditions relating to the use of electronic means for the sending of notices, other documents and proxy appointments by the Company to members or persons entitled by transmission and by members or persons entitled by transmission to the Company.

Notice to persons entitled by transmission

200.     A document or information may be sent or supplied by the Company to the person or persons entitled by transmission to a share by sending it in any manner the Company may choose authorised by these Articles for the sending of a document or information to a member, addressed to them by name, or by the title of representative of the deceased, or trustee of the bankrupt or by any similar description at the address (if any) as may be supplied for that purpose by or on behalf of the person or persons claiming to be so entitled. Until such an address has been supplied, a document or information may be sent in any manner in which it might have been sent if the death or bankruptcy or other event giving rise to the transmission had not occurred.

Transferees etc. bound by prior notice

201.     Every person who becomes entitled to a share shall be bound by any notice in respect of that share which, before his or her name is entered in the register, has been sent to a person from whom he or she derives his or her title.

Proof of sending/when notices etc. deemed sent by post

202.     Proof that a document or information was properly addressed, prepaid and posted shall be conclusive evidence that the document or information was sent or supplied. A document or information sent by the Company to a member by post shall be deemed to have been received:

(a)    if sent by first class post or special delivery post from an address in Ireland to another address in Ireland, or by a postal service similar to first class post or special delivery post from an address in another country to another address in that other country, on the day following that on which the document or information was posted;

(b)    in any other case, on the second day following that on which the document or information was posted.

When notices etc. deemed sent by hand	203. A document or information sent by the Company to a member by hand shall be deemed to have been received by the member when it is handed to the member or left at his or her registered address.

Proof of sending/when notices etc. deemed sent by electronic means

204.     Proof that a document or information sent or supplied by electronic means was properly addressed shall be conclusive evidence that the document or information was sent or supplied. A document or information sent or supplied by the Company to a member in electronic form shall be deemed to have been received by the member on the day following that on which the document or information was sent to the member. Such a document or information shall be deemed received by the member on that day notwithstanding that the Company becomes aware that the member has failed to receive the relevant document or information for any reason and notwithstanding that the Company subsequently sends a hard copy of such document or information by post to the member.

When notices etc. deemed sent by website

205.     A document or information sent or supplied by the Company to a member by means of a website shall be deemed to have been received by the member:

(a)    when the document or information was first made available on the website; or

(b)    if later, when the member is deemed by Article 202, 203 or 204 to have received notice of the fact that the document or information was available on the website. Such a document or information shall be deemed received by the member on that day notwithstanding that the Company becomes aware that the member has failed to receive the relevant document or information for any reason and notwithstanding that the Company subsequently sends a hard copy of such document or information by post to the member.

No entitlement to receive notice etc. if Company has no current address

206.     A member shall not be entitled to receive any document or information that is required or authorised to be sent or supplied to him or her by the Company by a provision of the Act or pursuant to these Articles or to any other rules or regulations to which the Company may be subject if documents or information sent or supplied to that member by post in accordance with the Articles have been returned undelivered to the Company:

(a)    on at least two consecutive occasions; or

(b)    on one occasion and reasonable enquiries have failed to establish the member’s address.

Without prejudice to the generality of the foregoing, any notice of a general meeting of the Company which is in fact sent or purports to be sent to such member shall be ignored for the purpose of determining the validity of the proceedings at such general meeting.

A member to whom this Article applies shall become entitled to receive such documents or information when he or she has given the Company an address to which they may be sent or supplied.

DESTRUCTION OF DOCUMENTS
Power of Company to destroy documents

207.     The Company shall be entitled to destroy:

(a)    all instruments of transfer of shares which have been registered, and all other documents on the basis of which any entry is made in the register, at any time after the expiration of six years from the date of registration;

(b)    all dividend mandates, variations or cancellations of dividend mandates, and notifications of change of address at any time after the expiration of two years from the date of recording;

(c)    all share certificates which have been cancelled at any time after the expiration of one year from the date of the cancellation;

(d)    all paid dividend warrants and cheques at any time after the expiration of one year from the date of actual payment;

(e)    all proxy appointments which have been used for the purpose of a poll at any time after the expiration of one year from the date of use; and

(f)  all proxy appointments which have not been used for the purpose of a poll at any time after one month from the end of the meeting to which the proxy appointment relates and at which no poll was demanded.

Presumption in relation to destroyed documents

208.     It shall conclusively be presumed in favour of the Company that:

(a)    every entry in the register purporting to have been made on the basis of an instrument of transfer or other document destroyed in accordance with Article 207 was duly and properly made;

(b)    every instrument of transfer destroyed in accordance with Article 207 was a valid and effective instrument duly and properly registered;

(c)    every share certificate destroyed in accordance with Article 207 was a valid and effective certificate duly and properly cancelled; and

(d)    every other document destroyed in accordance with Article 207 was a valid and effective document in accordance with its recorded particulars in the books or records of the Company,

but:

(e)    the provisions of this Article and Article 207 apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties) to which the document might be relevant;

(f)  nothing in this Article or Article 207 shall be construed as imposing on the Company any liability in respect of the destruction of any document earlier than the time specified in Article 207 or in any other circumstances which would not attach to the Company in the absence of this Article or Article 207; and

(g)    any reference in this Article or Article 207 to the destruction of any document includes a reference to its disposal in any manner.

UNTRACED MEMBERS
Power to dispose of shares of untraced members

209.     The Company shall be entitled to sell, at the best price reasonably obtainable, the shares of a member or the shares to which a person is entitled by transmission if:

(a)    during the period of 12 years before the date of the publication of the advertisements referred to in paragraph (b) of this Article (or, if published on different dates, the first date) (the relevant period) at least three dividends in respect of the shares in question have been declared and all dividend warrants and cheques which have been sent in the manner authorised by these Articles in respect of the shares in question have remained uncashed;

(b)    the Company shall as soon as practicable after expiry of the relevant period have inserted advertisements both in a national daily newspaper and in a newspaper circulating in the area of the last known address of such member or other person giving notice of its intention to sell the shares; and

(c)    during the relevant period and the period of three months following the publication of the advertisements referred to in paragraph (b) of this Article (or, if published on different dates, the first date) the Company has received no indication either of the whereabouts or of the existence of such member or person.

Transfer on sale

210.     To give effect to any sale pursuant to Article 209, the board may (a) authorise any person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the buyer; or (b) where the shares are held in uncertificated form, do all acts and things it considers necessary and expedient to effect the transfer of the shares to, or in accordance with the directions of, the buyer.

Effectiveness of transfer

211.     An instrument of transfer executed by that person in accordance with Article 210 shall be as effective as if it had been executed by the holder of, or person entitled by transmission to, the shares. An exercise by the Company of its powers in accordance with Article 210(b) shall be as effective as if exercised by the registered holder of or person entitled by transmission to the shares. The transferee shall not be bound to see to the application of the purchase money, and his or her title to the shares shall not be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale.

Proceeds of sale

212.     The net proceeds of sale shall belong to the Company which shall be obliged to account to the former member or other person previously entitled for an amount equal to the proceeds. The Company shall enter the name of such former member or other person in the books of the Company as a creditor for that amount. In relation to the debt, no trust is created and no interest is payable. The Company shall not be required to account for any money earned on the net proceeds of sale, which may be used in the Company’s business or invested in such a way as the board from time to time thinks fit.

WINDING UP
Disposal of assets by liquidator

213.     If the Company shall be wound up and the assets available for distribution among the holders as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the holders in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the shares held by them respectively; if in a winding up the assets available for distribution among the holders shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the holders in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said shares held by them respectively, provided that this Article shall not affect the rights of the holders of shares issued upon special terms and conditions.

214.       In case of a sale by the liquidator under the Act, the liquidator may by the contract of sale agree so as to bind all the holders for the allotment to the holders directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting holders conferred by the Act.

215.The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

216.     If the Company is wound up, the liquidator, with the sanction of a special resolution and any other sanction required by the Act, may divide among the holders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the holders or different classes of holders. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he or she determines, but so that no holder shall be compelled to accept any assets upon which there is a liability.

INDEMNITY
Indemnity to directors and officers

217.     Subject to the provisions of the Act, but without prejudice to any indemnity to which the person concerned may otherwise be entitled, every present and former director and other officer of the Company (other than any person (whether an officer or not) engaged by the Company as auditor) shall be indemnified out of the assets of the Company against any loss or liability incurred by him or her for negligence, default, breach of duty or breach of trust in relation to the affairs of the Company or otherwise incurred by him or her in the execution and discharge of his or her duties to the Company, provided that this Article shall be deemed not to provide for, or entitle any such person to, indemnification to the extent that it would cause this Article, or any element of it, to be treated as void under the Act or otherwise.

DISPUTE RESOLUTION
Exclusive jurisdiction of Irish courts

218.     The courts of Ireland shall have exclusive jurisdiction to determine any and all disputes brought by a member in that member’s capacity as such against the Company and/or the board and/or any of the directors individually or collectively, arising out of or in connection with these Articles or any non-contractual obligations arising out of or in connection with these Articles or under Irish law (including but not limited to: (i) any derivative claim in respect of a cause of action vested in the Company or seeking relief on behalf of the Company and (ii) any action asserting a claim of breach of a fiduciary or other duty owed by any director to the Company or the members).

Governing law

219.     The governing law of these Articles is the law of Ireland and these Articles shall be interpreted in accordance with Irish law.

For the purposes of Articles 218 and 219, director shall be read so as to include each and any director of the Company from time to time in his or her capacity as such or as an employee of the Company and shall include any former director of the Company.

We, the several persons whose names and addresses are subscribed, wish to be formed into a company in pursuance of this constitution, and we agree to take the number of shares in the capital of the company set opposite our respective names.

Names, Addresses and Description of Subscribers	Number of Shares Taken by each Subscriber
/s/ George Brady For and on behalf of MATSACK NOMINEES LIMITED 70 Sir John Rogerson’s Quay Dublin 2 Ireland Body Corporate	One
Total Shares Taken	One

Signature of the above subscriber, attested by the following witness: Dated the 18th day of May 2017 /s/ Jim McGourty Name: Jim McGourty Address: 70 Sir John Rogerson’s Quay, Dublin 2, Ireland

Annex B

AMENDMENT TO AON UK ARTICLES

New Article 6(f) and related definition:

“Class E Ordinary Shares has the meaning given to it in Article 6;”

“6(f)

Class E Ordinary Shares: Class E ordinary shares (the Class E Ordinary Shares) shall be denominated in US Dollars with a nominal value of US$150.00 each. Class E Ordinary Shares shall be issued with voting rights attached to them and each Class E Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company that have voting rights for voting purposes. Each Class E Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any dividend declared. Each Class E Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any distribution made on a winding up of the Company. Class E Ordinary Shares may be issued as redeemable shares, at the option of the board.”

New Article 22A:

“SCHEME OF ARRANGEMENT

22A.

(a)	For the purposes of this Article 22A:

(i)

the Scheme means the scheme of arrangement dated                under Part 26 of the Act between the Company and the Scheme Shareholders (as defined in the Scheme), in its original form or with or subject to any modification, addition or condition approved or imposed by the High Court of Justice of England and Wales and agreed by the Company;

(ii)

Aon Ireland means Aon Limited, a company incorporated in Ireland (with company number 604607 and which it is intended shall be re-registered as an Irish public limited company and renamed “Aon plc” prior to the Scheme becoming effective) whose registered office is at the Metropolitan Building, James Joyce Street, Dublin 1, Ireland D01 K0Y8;

(iii)

Aon Share Plans means the Aon plc 2011 Incentive Plan (as Amended and Restated Effective March 29, 2019 and as assumed by Aon plc as of April 2, 2012) (and its subplans – the Aon plc Leadership Performance Program (effective January 1, 2016), the Aon plc Executive Committee Incentive Compensation Plan (effective January 1, 2016)), the Rules of the Aon plc 2011 Incentive Plan, as amended and restated effective June 21, 2019, for the Grant of Restricted Stock Units to Participants in France, and all equity award agreements thereunder); the Aon Stock Incentive Plan, as amended (sub-plans include the Aon Corporation Non-Employee Directors’ Deferred Stock Unit Plan, effective as of January 1, 2006, and the Aon Corporation Outside Director Stock Award and Retirement Plan); the Aon plc Global Share Purchase Plan (and its sub-plans, namely the Rules of the Aon UK Sharesave Scheme, dated September 23, 2009, as amended on September 21, 2012, and the Rules of the Aon UK Sharesave Scheme, dated September 23, 2009, as amended on September 21, 2012 and on November 17, 2017); the Aon Stock Award Plan, as amended and restated through February 2000; and the Aon Stock Option Plan, as amended and restated through 1997; and

(iv)	capitalised terms used but not defined in these articles shall have the meaning given to them in the Scheme.

(b)

Notwithstanding any other provision of these articles, if the Company issues any shares (other than to Aon Ireland, any subsidiary of Aon Ireland or any nominee(s) of Aon Ireland) after the adoption of this Article and at or prior to the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme and the holders of such shares shall be bound by the Scheme accordingly.

(c)	Notwithstanding any other provision of these articles, both the Company and the board shall refuse, and shall have no obligation, to:

(i)	register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Time; or

(ii)	allot and/or issue any new shares in the capital of the Company between the Scheme Record Time and the Effective Time.

(d)

Notwithstanding any other provision of these articles, subject to the Scheme becoming effective, any shares issued (or transferred pursuant to Article 22A(e) below), to any person (other than to Aon Ireland, any subsidiary of Aon Ireland or any nominee(s) of Aon Ireland) after the Effective Time (a New Member) (each a Post-Scheme Share) shall be issued on terms that they shall (immediately following the Effective Time or, if later, on issue (but subject to the terms of Articles 22A(e) and 22A(f) below), be immediately transferred to Aon Ireland (or as it may direct) (the Purchaser), who shall be obliged to acquire each Post-Scheme Share in consideration of, and conditional upon, the issue by Aon Ireland to the relevant New Member of one new class A ordinary share of US$150 each in the capital of Aon Ireland (credited as fully paid) per each Post-Scheme Share acquired.

(e)

Any New Member (other than, for the avoidance of doubt, a person who becomes a New Member by virtue of a transfer pursuant to this article 22A(e)) may, prior to the issue of Post-Scheme Shares to him or her pursuant to the exercise of an option or satisfaction of an award under one of the Aon Share Plans, give not less than two business days’ written notice to the Company in such manner as the board shall prescribe of his or her intention to transfer some or all of such Post-Scheme Shares to his or her spouse or civil partner and may, if such notice has been validly given, on such Post-Scheme Shares being issued to him or her, immediately transfer to his or her spouse or civil partner any such Post-Scheme Shares, provided that such Post-Scheme Shares will then be immediately transferred by that spouse or civil partner (as applicable) to the Purchaser pursuant to Article 22A(d) above. If notice has been validly given pursuant to this Article 22A(e) but the New Member does not immediately transfer to his or her spouse or civil partner the Post-Scheme Shares in respect of which notice was given, such shares will be transferred to the Purchaser pursuant to Article 22A(d) above.

(f)

On any reorganisation of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation) carried out after the Effective Time, the amount of Aon Ireland shares to be issued as consideration per Post-Scheme Share under Article 22A(d) shall be adjusted by the Company in such manner as the board may determine to be appropriate to reflect such reorganisation or alteration. References in this Article to such shares shall, following such adjustment, be construed accordingly.

(g)

To give effect to any transfer of Post-Scheme Shares required pursuant to this Article 22A, the Company may appoint any person as attorney and/or agent for the New Member to transfer the Post-Scheme Shares to the Purchaser and/or its nominees and do all such other things and execute and deliver all such documents or deeds as may in the opinion of such attorney or agent be necessary or desirable to vest the Post-Scheme Shares in the Purchaser and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as the Purchaser may direct. If an attorney or agent is so appointed, the New Member shall not thereafter (except to the extent that the attorney or agent fails to act in accordance with the directions of the Purchaser) be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed in writing by the Purchaser. The attorney or agent shall be empowered to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder) in favour of the Purchaser and the Company may give a good receipt for the consideration for the Post-Scheme Shares and may register the Purchaser as holder thereof and issue to it certificate(s) for the same.

(h)

The Company shall not be obliged to issue a certificate to the New Member for the Post-Scheme Shares. The Purchaser shall settle the consideration due to the New Member pursuant to Article 22A(d) above by updating the register of members of Aon Ireland to reflect such issuance.

(i)	If the Scheme shall not have become effective by the applicable date referred to in (or otherwise set in accordance with) clause 9(b) of the Scheme, this Article 22A shall cease to be of any effect.”

Annex C

RELEVANT TERRITORIES

1	Albania	39	Luxembourg
2	Armenia	40	Macedonia
3	Australia	41	Malaysia
4	Austria	42	Malta
5	Bahrain	43	Mexico
6	Belarus	44	Moldova
7	Belgium	45	Montenegro
8	Bosnia & Herzegovina	46	Morocco
9	Botswana	47	Netherlands
10	Bulgaria	48	New Zealand
11	Canada	49	Norway
12	Chile	50	Pakistan
13	China	51	Panama
14	Croatia	52	Poland
15	Cyprus	53	Portugal
16	Czech Republic	54	Qatar
17	Denmark	55	Romania
18	Egypt	56	Russia
19	Estonia	57	Saudi Arabia
20	Ethiopia	58	Serbia
21	Finland	59	Singapore
22	France	60	Slovak Republic
23	Georgia	61	Slovenia
24	Germany	62	South Africa
25	Ghana	63	Spain
26	Greece	64	Sweden
27	Hong Kong	65	Switzerland
28	Hungary	66	Thailand
29	Iceland	67	Turkey
30	India	68	Ukraine
31	Israel	69	United Arab Emirates
32	Italy	70	United Kingdom
33	Japan	71	United States
34	Kazakhstan	72	Uzbekistan
35	Korea	73	Vietnam
36	Kuwait	74	Zambia
37	Latvia
38	Lithuania

C-1

AON PLC

THE AON CENTRE, THE LEADENHALL BUILDING

122 LEADENHALL STREET

LONDON EC3V 4AN, UNITED KINGDOM

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Please Note: Your internet voting instructions must be received no later than 7:00 p.m. (London time) on February 3, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Please Note: Your telephone voting instructions must be received no later than 7:00 p.m. (London time) on February 3, 2020 Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to arrive no later than 7:00 p.m. (London time) on February 3, 2020, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E86508-P30576                             KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY AND VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

AON PLC

COURT MEETING OF AON PLC

	The Board of Directors recommends you vote FOR the following proposal:			For	Against

	1. To approve the Scheme as set forth in the Proxy Statement/Scheme Circular.			☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Court Meeting, you can be sure that the Scheme Shares are represented at the Court Meeting by promptly returning your proxy/voting instruction card in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Court Meeting to be held on February 4, 2020:

The Notice of Court Meeting and Proxy Statement/Scheme Circular is available at www.proxyvote.com.

Sign and date the proxy/voting instruction card on the reverse side.

                Please fold and detach proxy card at perforation before mailing.

E86509-P30576

COURT MEETING OF AON PLC

SHAREHOLDER’S PROXY AND VOTING INSTRUCTION CARD

COURT MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 4, 2020

This Proxy is solicited by the Board of Directors

By an order dated December 9, 2019 made in the matter of Aon plc (the “Company”), the High Court of Justice in England has granted permission for a meeting of the Scheme Shareholders (as defined in the proxy statement/scheme circular of the Company dated December 20, 2019 (the “Proxy Statement/Scheme Circular”)) (the “Court Meeting”) to be convened for the purpose of considering and, if thought fit, approving a scheme of arrangement pursuant to Part 26 of the Companies Act 2006 (the “Scheme”) between the Company and the Scheme Shareholders, and such Court Meeting shall be held at the Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD United Kingdom on February 4, 2020 at 11:00 a.m. (London Time) at which place and time all Scheme Shareholders are requested to attend.

Before completing this form, please read the notice of the Court Meeting in the Proxy Statement/Scheme Circular and the notes and instructions contained therein, which are incorporated by reference into this form of proxy.

The shareholder(s) signing on the reverse side, being (a) holder(s) of Scheme Shares (as defined in the Proxy Statement/Scheme Circular) entitled to attend, speak and vote at the Court Meeting, hereby appoint(s) the chair of the Court Meeting or any Company Secretary of the Company, or any of them, with full power of substitution, as his/her proxies (the “Proxies”), and authorizes the Proxies as his/her proxies to attend, speak and vote as designated on the reverse side for him/her and on his/her behalf at the Court Meeting, and at any adjournment thereof, in respect of all of his/her Scheme Shares. To appoint more than one proxy in respect of your Scheme Shares, please contact Georgeson LLC at +1 888 206 5970 (U.S.) or +44 37 0707 1351 (outside the United States).

IMPORTANT: if you wish to approve the Scheme, mark the box beneath “FOR” on the reverse side. If you wish to vote against the Scheme, mark the box beneath “AGAINST” on the reverse side. If you do not mark either box, then this form of proxy will be invalid.

This proxy is solicited on behalf of the Board of Directors pursuant to the separate Notice of Court Meeting and Proxy Statement/Scheme Circular, receipt of which is hereby acknowledged. THE BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE PROPOSAL TO BE VOTED UPON AT THE COURT MEETING IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE RESOLUTION.

THIS PROXY AND VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE.

AON PLC

THE AON CENTRE, THE LEADENHALL BUILDING

122 LEADENHALL STREET

LONDON EC3V 4AN, UNITED KINGDOM

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Please Note: Your internet voting instructions must be received no later than 7:00 p.m. (London time) on February 3, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Please Note: Your telephone voting instructions must be received no later than 7:00 p.m. (London time) on February 3, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to arrive no later than 7:00 p.m. (London time) on February 3, 2020, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E86510-P30576                              KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY AND VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

AON PLC

GENERAL MEETING OF AON PLC

	The Board of Directors recommends you vote FOR the following proposals:			For	Against	Abstain

1.  Special resolution to approve a scheme of arrangement pursuant to Part 26 of the Companies Act 2006 (the “Scheme”), authorize the Board of Directors to take all such actions that it considers necessary or appropriate to carry the Scheme into effect, approve a reduction of the share capital of the Company, approve an amendment to the Company’s articles of association and approve the issue of Class E ordinary shares of the Company to Aon Ireland (as defined in the Scheme) as required as part of the Scheme, each as set forth in the Proxy Statement/Scheme Circular.

				☐	☐	☐

	2. Special resolution to authorize Aon Ireland to create distributable profits by a reduction of the share capital of Aon Ireland, conditional upon the Scheme becoming effective.			☐	☐	☐

3.  Ordinary resolution to approve the terms of an off-exchange buyback, prior to the Scheme becoming effective, by the Company from Aon Corporation of 125,000 Class B ordinary shares of £0.40 each of the Company.

				☐	☐	☐

	4. Special resolution to approve the delisting of the Company’s shares from the New York Stock Exchange, conditional upon the Scheme becoming effective.			☐	☐	☐

	5. Ordinary resolution to approve the adjournment of the General Meeting, if necessary.			☐	☐	☐

NOTE: This proxy will be voted at the discretion of the Proxies with respect to such other business as may properly come before the General Meeting and at any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the General Meeting, you can be sure that the Aon shares are represented at the General Meeting by promptly returning your proxy/voting instruction card in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the General Meeting to be held on February 4, 2020:

The Notice of General Meeting and Proxy Statement/Scheme Circular is available at www.proxyvote.com.

Sign and date the proxy/voting instruction card on the reverse side.

                Please fold and detach proxy card at perforation before mailing.

E86511-P30576

GENERAL MEETING OF AON PLC

SHAREHOLDER’S PROXY AND VOTING INSTRUCTION CARD

This Proxy is solicited by the Board of Directors

To be held at the Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD United Kingdom on February 4, 2020 at 11:15 a.m. (London Time) (or as soon thereafter as the Court Meeting (as defined in the Proxy Statement/Scheme Circular referred to below) shall have been concluded or adjourned).

Before completing this form, please read the notice of the General Meeting in the Proxy Statement/Scheme Circular of Aon plc (the “Company”) dated December 20, 2019 (the “Proxy Statement/Scheme Circular”) and the notes and instructions contained therein, which are incorporated by reference into this form of proxy.

The shareholder(s) signing on the reverse side, being (a) holder(s) of ordinary shares of $0.01 each in the capital of the Company (“Aon Shares”) entitled to attend, speak and vote at the General Meeting, hereby appoint(s) the chair of the General Meeting or any Company Secretary of the Company, or any of them, with full power of substitution, as his/her proxies (the “Proxies”), and authorizes the Proxies as his/her proxies to attend, speak and vote as designated on the reverse side for him/her and on his/her behalf at the General Meeting, and at any adjournment thereof, in respect of all of his/her Aon Shares. To appoint more than one proxy in respect of your Aon Shares, please contact Georgeson LLC at +1 888 206 5970 (U.S.) or +44 37 0707 1351 (outside the United States).

IMPORTANT: if voting instruction direction is not given but the card is properly executed, this proxy will be voted “FOR” for all of the listed proposals.

This proxy is solicited on behalf of the Board of Directors pursuant to the separate Notice of General Meeting and Proxy Statement/Scheme Circular, receipt of which is hereby acknowledged. THE BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE PROPOSALS TO BE VOTED UPON AT THE GENERAL MEETING ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF EACH RESOLUTION.

THIS PROXY AND VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE.